UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821-3000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2014

Item 1.  Reports to Stockholders.

UBS Fixed
Income Funds

June 30, 2014

The UBS Funds—Fixed Income

Annual Report

President's letter	1
Market commentary	3
Fixed Income
UBS Core Plus Bond Fund	5
UBS Emerging Markets Debt Fund	19
UBS Fixed Income Opportunities Fund	31
Explanation of expense disclosure	51
Statement of assets and liabilities	54
Statement of operations	58
Statement of changes in net assets	60
Financial highlights	62
Notes to financial statements	68
Report of independent registered public accounting firm	90
General information	91
Board approval of investment advisory agreements	92
Trustee and Officer information	97
Federal tax information	103

This page intentionally left blank.

President's letter

August 14, 2014

Dear Shareholder,

Investors cheered earlier this year as the bull market in US equities turned five years old. It has been a remarkable five years for US equity investors. In the depths of the "Great Recession," on March 9, 2009, the S&P 500 closed at 676.53, but on the same date this year, the index closed at 1,878.04, a gain of 178%. The anniversary of the equity bull market has inspired much reflection among investors, as opposing arguments have formed about the longevity of the market going forward.

Currently, both bullish and bearish investors have compelling arguments to support their positions. The case for a continuation of the bull market rests on expectations of low inflation, continued economic and corporate growth, and rising equity valuations. In this view, further equity market gains will be driven by a low inflationary environment, downward trending unemployment, continued consumer deleveraging and rising confidence, as well as increasing capital expenditures as corporations begin to focus on expansion. Conversely, the case for a market correction rests on assumptions of declining valuations, deteriorating profit margins and earnings disappointments. Those who support this view believe that a market correction could be led by rising interest rates, equity valuations that may appear to be overstretched versus historical averages and profit margins that, while currently above historical levels, may regress back toward their long-term mean. For mutual fund shareholders, however, long-term success will have less to do with how long the equity bull market runs and more with a long-term investment approach that will help achieve their desired outcomes despite the ups and downs of markets.

At UBS Global Asset Management, we are focused on managing funds that achieve our clients' objectives through sustainable investment outcomes. In addition to single-strategy, equity and fixed-income products, we have added funds that utilize innovative diversifiers intended to soften the impact of market swings. These funds diversify risk through strategies that are not bound by benchmarks, are expected often to benefit from both rising and falling security prices, and utilize cost-effective defensive investment strategies. UBS Global Asset Management was among the early leaders to evolve its product offerings with the intention of providing sustainable returns in up and down markets using these strategies. We believe that diversification is paramount to successful investment outcomes, irrespective of market conditions, and we will continue to offer clients products that aim to mitigate downside risk and provide durable returns through both up and down market cycles.

I am pleased to share that the client focus, investment discipline and strength of our firm recently garnered a prestigious accolade from Euromoney magazine. In its July 2014 issue, Euromoney named UBS "Best Global Bank," describing our firm as "a global wealth manager first and foremost, underpinned by a Swiss universal bank and a powerful asset management business...." This award is just one measure of how UBS is succeeding as a business by focusing on meeting clients' needs.

1

President's letter

Whatever the outcome of the current equity bull market, we remain focused on enabling our clients to achieve the outcomes they desire. As we continue to evolve our funds to provide sustainable performance in a variety of market conditions, we rely on our firm's client-oriented culture to guide everything we do. We embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

2

The markets in review

Improving growth in the developed world

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014. Looking back, gross domestic product ("GDP") in the US grew at annualized rates of 4.5% and 3.5% during the third and fourth quarters of 2013, respectively. The Commerce Department then reported that first quarter 2014 GDP contracted at a 2.1% annualized rate. This was the first negative reading since the first quarter of 2011 and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.0% during the second quarter of 2014.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period. In December 2013, the Fed announced that it would begin paring back its monthly asset purchases, stating "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." At its meetings in January, March, April and June 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency mortgage-backed securities and $20 billion per month of longer-term Treasuries). In the Fed's official statement it stated, "Information received since the Federal Open Market Committee met in April indicates that growth in economic activity has rebounded in recent months. Labor market indicators generally showed further improvement. The unemployment rate, though lower, remains elevated. Household spending appears to be rising moderately and business fixed investment resumed its advance, while the recovery in the housing sector remained slow."

Growth outside the US generally improved. In its April 2014 World Economic Outlook Update, the International Monetary Fund ("IMF") reported that "Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies." From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus a 0.5% contraction in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared with 1.5% in 2013. After decelerating in 2013, the IMF projects that overall growth in emerging market countries will experience an uptick to 4.9% in 2014, versus 4.7% in 2013.

1  Based on the Commerce Department's first estimate announced on July 30, 2014, after the reporting period had ended.

3

The markets in review

The fixed income market performs well

The fixed income market surprised many investors, as it posted positive results during the reporting period as a whole. During the first half of the period, US Treasury yields moved higher and negatively impacted the overall bond market (yields and bond prices move in opposite directions). This was due to a number of factors, including continued economic growth and expectations that the Fed would begin tapering its asset purchase program. However, as discussed, the US economy weakened during the first quarter of 2014, and geopolitical concerns triggered several flights to quality. All told, the yield on the 10-year Treasury fell from 3.04% to 2.53% during the first six months of 2014. The overall US bond market, as measured by the Barclays US Aggregate Index,2 gained 4.37% during the 12 month reporting period and the US taxable spread sectors (non-US Treasury fixed income securities) generated positive absolute returns. Taking on greater risk was often rewarded, as investors looked to generate incremental yield in the low interest rate environment. For example, high yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index3 rose 11.70% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),4 gained 11.05%.

2  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

4

UBS Core Plus Bond Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS Core Plus Bond Fund (the "Fund") gained 5.68% (Class A shares returned 0.92% after the deduction of the maximum sales charge), while Class Y shares gained 6.08%. The Fund's benchmark, the Barclays US Aggregate Index (the "Index"), returned 4.37% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return and outperformed the Index during the reporting period, largely due to sector allocation and issue selection.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to facilitate specific duration and yield curve strategies. Credit derivatives (such as credit default swaps and options on credit default swaps) were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. Throughout the period, the Fund engaged in foreign exchange forwards to help implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, overall, spread sector1 management was additive to performance, duration and yield curve positioning detracted from performance, and currency management produced mixed results, but on the balance was moderately negative.

Portfolio performance summary2

What worked

•  Overall, sector allocation contributed to performance during the reporting period.

  – We tactically adjusted the Fund's exposure to investment grade corporate bonds and commercial mortgage-backed securities ("CMBS"). For the majority of the period, we had overweight positions in these sectors, which was beneficial for performance given generally solid demand from investors seeking yield in the low interest rate environment.

•  An allocation to high yield corporate bonds was beneficial. The Fund tactically had an out-of-Index exposure to high yield bonds, which benefited performance over the reporting period. High yield corporate bonds were supported by the low default environment and investor demand for income and yield oriented assets.

•  Security selection was additive to performance.

  – Security selection of investment grade corporate bonds and CMBS contributed to performance.

  – Within the investment grade corporate bond sector we generally maintained exposure to select industrial and financial credits, which benefited performance.

1  A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.

2  For a detailed commentary on the market environment in general during the reporting period, see page 3.

5

UBS Core Plus Bond Fund

What didn't work

•  From a currency perspective, our positioning in the euro detracted from results.

  – We traded the euro with a bias toward being short. This detracted from results, as the euro strengthened versus the US dollar over the 12 month period.

•  Duration positioning in the latter half of the reporting period was negative for results. We generally maintained a short duration bias during the first half of 2014. This was not rewarded, as interest rates fell due to weaker than expected economic data and geopolitical concerns.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

6

UBS Core Plus Bond Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.68%	6.14%	2.92%
Class C2	5.30	5.61	2.40
Class Y3	6.08	6.41	3.18
After deducting maximum sales charge
Class A1	0.92%	5.18%	2.45%
Class C2	4.55	5.61	2.40
Barclays US Aggregate Index[4]	4.37%	4.85%	4.93%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.59% and 0.65%; Class C—2.03% and 1.15%; Class Y—1.21% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

7

UBS Core Plus Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Core Plus Bond Fund Class A and Class Y shares versus the Barclays US Aggregate Index over the 10 years ended June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

8

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
US Treasury Bond, 3.375%, due 05/15/44	3.8%
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/18	2.6
Federal National Mortgage Association Pools, 3.500%, TBA	2.1
Federal National Mortgage Association Pools, 4.000%, TBA	1.9
Government National Mortgage Association Pools, 4.000%, TBA	1.8
Government National Mortgage Association Pools, 4.500%, TBA	1.7
Federal National Mortgage Association Pools, 3.000%, TBA	1.6
Federal National Mortgage Association Pools, #AE9202, 4.000%, due 09/01/41	1.5
Federal National Mortgage Association Pools, #AT2725, 3.000%, due 05/01/43	1.4
Federal National Mortgage Association Pools, 5.000%, TBA	1.3
Total	19.7%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Bonds
Corporate bonds
Banks	5.21%
Beverages	0.26
Biotechnology	0.17
Building products	0.08
Capital markets	1.75
Chemicals	0.63
Commercial services & supplies	0.30
Communications equipment	0.45
Consumer finance	1.10
Diversified financial services	0.22
Diversified telecommunication services	0.94
Electric utilities	0.72
Electronic equipment, instruments & components	0.28
Energy equipment & services	0.54
Food & staples retailing	0.17
Food products	0.34
Health care providers & services	0.20
Hotels, restaurants & leisure	0.22
Independent power and renewable electricity producers	0.04
Insurance	2.26
IT services	0.30
Media	1.44
Metals & mining	1.77
Multi-utilities	0.33
Oil, gas & consumable fuels	6.97
Pharmaceuticals	0.60
Real estate investment trust (REIT)	0.79
Road & rail	0.79
Semiconductors & semiconductor equipment	0.16
Tobacco	0.65
Trading companies & distributors	0.35
Wireless telecommunication services	0.60
Total corporate bonds	30.63%
Asset-backed securities	1.59
Commercial mortgage-backed securities	9.08
Mortgage & agency debt securities	31.97
Municipal bonds	1.79
US government obligations	9.05
Non-US government obligations	1.54
Total bonds	85.65%
Investment company
UBS High Yield Relationship Fund	5.62
Short-term investments	32.31
Options purchased	0.29
Investment of cash collateral from securities loaned	0.78
Total investments	124.65%
Liabilities, in excess of cash and other assets	(24.65)
Net assets	100.00%

1  Figures represent the direct investments of UBS Core Plus Bond Fund. Figures might be different if a breakdown of the underlying investment companies was included.

9

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2014

	Face amount	Value
Bonds: 85.65%
Corporate bonds: 30.63%
Brazil: 1.81%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	$150,000	$146,250
Petrobras Global Finance BV, 3.250%, due 03/17/17	150,000	152,931
Petrobras International Finance Co., 5.375%, due 01/27/21[2]	120,000	124,380
Vale Overseas Ltd., 4.375%, due 01/11/22[2]	85,000	87,270
6.875%, due 11/21/36	30,000	33,211
Total Brazil corporate bonds		544,042
Canada: 1.09%
Barrick Gold Corp., 3.850%, due 04/01/22	90,000	89,543
Cenovus Energy, Inc., 3.800%, due 09/15/23	100,000	103,086
Goldcorp, Inc., 3.700%, due 03/15/23	40,000	39,453
Rogers Communications, Inc., 5.000%, due 03/15/44	50,000	52,141
Teck Resources Ltd., 6.250%, due 07/15/41	40,000	43,424
Total Canada corporate bonds		327,647
Cayman Islands: 0.08%
XLIT Ltd., 6.375%, due 11/15/24	21,000	25,384
China: 0.66%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	200,000	199,728
France: 0.34%
BNP Paribas SA, 2.700%, due 08/20/18	100,000	102,301
Israel: 0.50%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	70,000	72,175
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	75,000	76,966
Total Israel corporate bonds		149,141
Mexico: 0.69%
America Movil SAB de CV, 5.000%, due 03/30/20	115,000	127,652
Petroleos Mexicanos, 4.875%, due 01/24/22[2]	75,000	81,135
Total Mexico corporate bonds		208,787
	Face amount	Value
Netherlands: 0.14%
LYB International Finance BV, 4.875%, due 03/15/44	$40,000	$41,704
Norway: 0.33%
Eksportfinans ASA, 3.000%, due 11/17/14	100,000	100,610
Spain: 0.86%
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]	100,000	101,480
Telefonica Emisiones SAU, 3.192%, due 04/27/18	150,000	156,761
Total Spain corporate bonds		258,241
United Kingdom: 1.53%
Barclays Bank PLC, 5.140%, due 10/14/20	100,000	109,530
HSBC Holdings PLC, 6.500%, due 09/15/37	100,000	123,306
Imperial Tobacco Finance PLC, 3.500%, due 02/11/23[1]	110,000	108,980
Lloyds Bank PLC, 6.500%, due 09/14/20[1,2]	100,000	117,377
Total United Kingdom corporate bonds		459,193
United States: 22.60%
21st Century Fox America, Inc., 6.200%, due 12/15/34	35,000	42,847
ADT Corp., 3.500%, due 07/15/22	100,000	91,000
Ally Financial, Inc., 8.000%, due 03/15/20	10,000	12,150
Altria Group, Inc., 5.375%, due 01/31/44	50,000	54,767
9.950%, due 11/10/38	18,000	29,985
Anadarko Petroleum Corp., 5.950%, due 09/15/16	95,000	105,218
6.450%, due 09/15/36	50,000	63,762
Anheuser-Busch InBev Worldwide, Inc., 8.200%, due 01/15/39	50,000	76,509
Bank of America Corp., 5.625%, due 07/01/20	75,000	86,283
6.110%, due 01/29/37	100,000	115,364
6.875%, due 04/25/18	60,000	70,688
Berkshire Hathaway Finance Corp., 3.000%, due 05/15/22	35,000	35,192
Boston Properties LP, REIT, 3.800%, due 02/01/24	60,000	60,678
Celgene Corp., 4.000%, due 08/15/23	50,000	52,070

10

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
CF Industries, Inc., 3.450%, due 06/01/23	$150,000	$148,678
CIT Group, Inc., 5.500%, due 02/15/19[1]	10,000	10,837
Citigroup, Inc., 5.375%, due 08/09/20	40,000	45,838
5.500%, due 09/13/25	200,000	223,094
6.125%, due 05/15/18	55,000	63,367
8.500%, due 05/22/19	65,000	83,082
Comcast Corp., 6.300%, due 11/15/17	45,000	52,320
6.950%, due 08/15/37	25,000	33,701
Continental Resources, Inc., 4.900%, due 06/01/44[1]	50,000	51,665
DIRECTV Holdings LLC, 6.000%, due 08/15/40	40,000	46,053
DISH DBS Corp., 7.875%, due 09/01/19	10,000	11,875
DPL, Inc., 7.250%, due 10/15/21	85,000	93,500
El Paso Pipeline Partners Operating Co., LLC, 5.000%, due 10/01/21	80,000	87,460
Energy Transfer Partners LP, 5.200%, due 02/01/22	105,000	116,194
9.000%, due 04/15/19	130,000	166,130
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	80,000	82,626
ERP Operating LP, REIT, 4.750%, due 07/15/20	35,000	39,076
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[1]	40,000	40,528
Flextronics International Ltd., 5.000%, due 02/15/23	80,000	82,694
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	250,000	319,198
Frontier Communications Corp., 8.500%, due 04/15/20	10,000	11,800
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	50,000	65,958
Glencore Funding LLC, 2.500%, due 01/15/19[1]	120,000	119,695
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	80,000	92,575
6.150%, due 04/01/18	100,000	114,682
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	80,000	96,507
Host Hotels & Resorts LP, Series D, 3.750%, due 10/15/23	60,000	59,459
	Face amount	Value
International Lease Finance Corp., 7.125%, due 09/01/18[1]	$90,000	$104,400
Kinder Morgan Energy Partners LP, 3.950%, due 09/01/22	145,000	148,306
6.500%, due 09/01/39	45,000	53,085
Kroger Co., 3.850%, due 08/01/23	50,000	51,373
Marathon Oil Corp., 6.600%, due 10/01/37	30,000	38,663
Markel Corp., 3.625%, due 03/30/23	40,000	39,906
Marsh & McLennan Cos., Inc., 9.250%, due 04/15/19	65,000	84,844
Maxim Integrated Products, Inc., 3.375%, due 03/15/23	50,000	48,813
Mondelez International, Inc., 4.000%, due 02/01/24	100,000	103,579
Morgan Stanley, 4.875%, due 11/01/22	45,000	48,304
7.300%, due 05/13/19	200,000	244,549
Motorola Solutions, Inc., 3.500%, due 03/01/23	140,000	135,451
Mylan, Inc., 2.550%, due 03/28/19	30,000	30,220
Northern Trust Corp., 3.950%, due 10/30/25	25,000	25,982
NRG Energy, Inc., 8.250%, due 09/01/20	10,000	10,925
Owens Corning, 6.500%, due 12/01/16	21,000	23,420
Petrohawk Energy Corp., 7.250%, due 08/15/18	185,000	193,325
Plains Exploration & Production Co., 6.500%, due 11/15/20	60,000	66,975
6.875%, due 02/15/23	60,000	70,200
PPL Capital Funding, Inc., 3.950%, due 03/15/24	30,000	31,161
Principal Financial Group, Inc., 8.875%, due 05/15/19	90,000	116,196
Prudential Financial, Inc., 5.200%, due 03/15/44[3]	95,000	96,900
6.625%, due 12/01/37	145,000	186,573
Regions Financial Corp., 2.000%, due 05/15/18	70,000	69,754
Ryder System, Inc., 2.350%, due 02/26/19	75,000	75,617
2.550%, due 06/01/19	80,000	80,984
Sempra Energy, 9.800%, due 02/15/19	75,000	99,671
Southern Copper Corp., 3.500%, due 11/08/22	50,000	48,688
Southwestern Electric Power Co., 3.550%, due 02/15/22	50,000	51,289

11

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2014

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
TCI Communications, Inc., 7.875%, due 02/15/26	$50,000	$69,992
Tenet Healthcare Corp., 6.000%, due 10/01/20	10,000	10,850
Time Warner Cable, Inc., 6.550%, due 05/01/37	35,000	43,550
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	120,000	162,292
Time Warner, Inc., 6.100%, due 07/15/40	35,000	41,084
Transocean, Inc., 3.800%, due 10/15/22	65,000	64,332
6.800%, due 03/15/38	85,000	96,947
Valero Energy Corp., 6.625%, due 06/15/37	110,000	136,679
Ventas Realty LP, 3.750%, due 05/01/24	50,000	49,932
Ventas Realty LP/Ventas Capital Corp., 2.700%, due 04/01/20	80,000	79,620
Verizon Communications, Inc., 1.981%, due 09/14/18[3]	50,000	52,753
6.400%, due 09/15/33	50,000	61,247
Williams Cos., Inc., 3.700%, due 01/15/23[2]	90,000	86,574
Williams Partners LP, 4.300%, due 03/04/24	50,000	52,145
Wyndham Worldwide Corp., 5.625%, due 03/01/21	60,000	67,624
Xerox Corp., 3.800%, due 05/15/24	90,000	89,513
Total United States corporate bonds		6,799,392
Total corporate bonds (cost $8,892,252)		9,216,170
Asset-backed securities: 1.59%
United States: 1.59%
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class D, 2.540%, due 06/08/20	125,000	125,657
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	150,000	152,942
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	175,000	176,110
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37[4]	39,597	24,224
Total asset-backed securities (cost $486,522)		478,933
	Face amount	Value
Commercial mortgage-backed securities: 9.08%
United States: 9.08%
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.202%, due 08/15/26[1,3]	$150,000	$150,429
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 1.902%, due 06/15/31[1,3,5]	225,000	225,000
Commercial Mortage Loan Trust, Series 2008-LS1, Class A4B, 6.213%, due 12/10/49[3]	250,000	275,426
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.531%, due 02/10/28[1,3]	200,000	197,388
Series 2013-LC13, Class C, 5.217%, due 08/10/46[1,3]	200,000	217,500
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	126,599	131,474
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, due 12/10/49	88,000	97,830
Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, due 11/05/30[1]	100,000	103,551
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.991%, due 06/15/49[3]	275,000	302,409
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B, 3.769%, due 02/15/46	50,000	50,264
Series 2013-C10, Class C, 4.218%, due 07/15/46[3]	100,000	99,769
Series 2014-C14, Class C, 4.996%, due 02/15/47[3]	125,000	131,705
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.997%, due 08/12/45[1,3]	175,000	191,787
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class AM, 5.818%, due 05/15/46[3]	125,000	138,545
Series 2007-C32, Class A3, 5.933%, due 06/15/49[3]	175,000	191,494
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class B, 3.863%, due 03/15/48[3]	225,000	228,208
Total commercial mortgage-backed securities (cost $2,745,390)		2,732,779

12

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2014

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities: 31.97%
United States: 31.97%
Federal Home Loan Mortgage Corp. Gold Pools,[6] 3.500%, TBA	$125,000	$128,486
4.000%, TBA	125,000	132,422
4.500%, TBA	100,000	108,228
#A96140, 4.000%, due 01/01/41	103,875	110,193
#FG A96792, 4.500%, due 02/01/41	54,381	59,084
#G08451, 4.500%, due 06/01/41	137,357	148,769
#C63008, 6.000%, due 01/01/32	58,480	65,662
#G01717, 6.500%, due 11/01/29	52,303	59,518
Federal National Mortgage Association Pools,[6] 2.500%, TBA	375,000	380,918
3.000%, TBA	700,000	701,695
3.500%, TBA	875,000	909,082
4.000%, TBA	550,000	583,749
4.500%, TBA	250,000	270,742
5.000%, TBA	350,000	388,664
#AP1589, 3.000%, due 08/01/27	84,055	87,420
#AT2725, 3.000%, due 05/01/43	435,502	430,733
#AP6056, 3.000%, due 07/01/43	71,441	70,659
#AS0302, 3.000%, due 08/01/43	25,585	25,305
#AU3735, 3.000%, due 08/01/43	97,938	96,866
#AV1735, 3.000%, due 11/01/43	74,642	73,824
#AP3098, 3.500%, due 10/01/42	102,536	105,743
#AQ0600, 3.500%, due 10/01/42	112,865	116,500
#AH4568, 4.000%, due 03/01/41	107,389	114,129
#AE9202, 4.000%, due 09/01/41	413,552	439,894
#AE0106, 4.500%, due 06/01/40	1,271	1,377
#AI6578, 4.500%, due 07/01/41	298,785	323,717
#AS1587, 4.500%, due 01/01/44	49,902	54,089
#890209, 5.000%, due 05/01/40	191,276	212,940
#AD9114, 5.000%, due 07/01/40	238,801	266,358
#AJ1422, 5.000%, due 09/01/41	187,030	208,391
#688066, 5.500%, due 03/01/33	108,801	123,530
#688314, 5.500%, due 03/01/33	117,535	133,493
#802481, 5.500%, due 11/01/34	209,218	236,280
#408267, 6.000%, due 03/01/28	13,764	15,676
#323715, 6.000%, due 05/01/29	9,047	10,315
#676733, 6.000%, due 01/01/33	77,326	87,604
#831730, 6.500%, due 09/01/36	91,534	103,209
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.422%, due 02/25/35[3]	45,346	40,955
Government National Mortgage Association Pools, 3.000%, TBA	250,000	252,344
3.500%, TBA	350,000	364,574
4.000%, TBA	675,000	722,000
4.500%, TBA	475,000	518,659
#G2 AB2784, 3.500%, due 08/20/42	89,088	92,979
	Face amount		Value
#G2 779425, 4.000%, due 06/20/42		$101,451	$108,749
#G2 2687, 6.000%, due 12/20/28		17,608	19,839
#G2 2794, 6.000%, due 08/20/29		53,191	59,763
#G2 4245, 6.000%, due 09/20/38		50,117	57,017
Total mortgage & agency debt securities (cost $9,442,948)			9,622,143
Municipal bonds: 1.79%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40		50,000	62,047
Los Angeles Unified School District, 6.758%, due 07/01/34		110,000	147,414
State of California, GO Bonds, 7.300%, due 10/01/39		90,000	126,750
State of Illinois, GO Bonds, 5.877%, due 03/01/19		180,000	201,326
Total municipal bonds (cost $458,780)			537,537
US government obligations: 9.05%
US Treasury Bonds, 3.375%, due 05/15/44		1,150,000	1,157,727
3.625%, due 02/15/44[2]		60,000	63,319
US Treasury Inflation Indexed Bonds (TIPS), 1.375%, due 02/15/44[7]		150,000	167,818
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/18[7]		725,000	768,052
0.625%, due 01/15/24[7]		300,000	315,858
US Treasury Note, 1.625%, due 04/30/19		250,000	250,469
Total US government obligations (cost $2,684,051)			2,723,243
Non-US government obligations: 1.54%
Brazil: 0.69%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]		200,000	206,750
Greece: 0.48%
Hellenic Republic, 2.000%, due 02/24/31[4,8]	EUR	150,000	143,875
Turkey: 0.37%
Republic of Turkey, 6.750%, due 04/03/18		$100,000	112,750
Total Non-US government obligations (cost $455,353)			463,375
Total bonds (cost $25,165,296)			25,774,180

13

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Investment company: 5.62%
UBS High Yield Relationship Fund*[9] (cost $1,550,630)	48,228	$1,690,858
Short-term investments: 32.31%
Investment company: 25.67%
UBS Cash Management Prime Relationship Fund[9] (cost $7,725,321)	7,725,321	7,725,321
	Face amount
US government obligation: 6.64%
US Treasury Bill, 0.091%, due 05/28/15[10] (cost $1,998,345)	$2,000,000	1,998,300
Total short-term investments (cost $9,723,666)		9,723,621
	Number of contracts
Options purchased: 0.29%
Call options: 0.22%
2 Year Euro-Dollar Midcurve, strike @ USD 97.88, expires September 2014	59	64,900
	Number of contracts	Value
Put options: 0.07%
2 Year Euro-Dollar Midcurve, strike @ USD 97.88, expires September 2014	59	$4,425
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016	26	11,862
30 Year US Treasury Bonds, strike @ USD 135.00, expires August 2014	7	4,594
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires March 2015	49	1,225
		22,106
Total options purchased (cost $171,076)		87,006
	Shares
Investment of cash collateral from securities loaned: 0.78%
UBS Private Money Market Fund LLC[9] (cost $236,033)	236,033	236,033
Total investments: 124.65% (cost $36,846,701)		37,511,698
Liabilities, in excess of cash and other assets: (24.65%)		(7,419,634)
Net assets: 100.00%		$30,092,064

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $36,805,446; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$911,349
Gross unrealized depreciation	(205,097)
Net unrealized appreciation of investments	$706,252

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized depreciation
CIBC	JPY	30,136,669	USD	295,000	09/11/14	$(2,640)
GSI	CHF	139,363	USD	155,000	09/11/14	(2,249)
JPMCB	CHF	240,000	USD	268,133	09/11/14	(2,670)
JPMCB	EUR	640,000	USD	872,068	09/11/14	(4,521)
JPMCB	JPY	57,700,000	USD	562,715	09/11/14	(7,150)
MSCI	EUR	340,000	USD	460,608	09/11/14	(5,080)
Net unrealized depreciation on forward foreign currency contracts						$(24,310)

14

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2014

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 1 contract (USD)	September 2014	$138,220	$137,187	$(1,033)
US Ultra Bond, 7 contracts (USD)	September 2014	1,055,116	1,049,562	(5,554)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 47 contracts (USD)	September 2014	(5,618,278)	(5,614,664)	3,614
10 Year US Treasury Notes, 6 contracts (USD)	September 2014	(752,406)	(751,031)	1,375
Interest rate futures buy contracts:
3 Month EURIBOR, 10 contracts (EUR)	March 2015	3,399,546	3,417,601	18,055
Australian Government 10 Year Bond, 5 contracts (AUD)	September 2014	556,297	567,997	11,700
Net unrealized appreciation on futures contracts				$28,157

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized depreciation
MLI	USD	965,000	08/15/39	3.219%	3 month USD LIBOR	$—	$(5,304)	$(5,304)

Credit default swaps on corporate issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments made	Value	Unrealized depreciation
MSC	Deutsche Bank AG bond, 5.125%, due 08/31/17	EUR	140,000	06/20/17	1.000%	$(4,270)	$(2,826)	$(7,096)

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CSI	CMBX.NA.BBB. Series 6 Index	USD	350,000	05/11/63	3.000%	$14,151	$6,577	$20,728	2.750%
MLI	CMBX.NA.A. Series 6 Index	USD	300,000	05/11/63	2.000	(827)	6,372	5,545	1.740
MLI	CMBX.NA.BB. Series 6 Index	USD	300,000	05/11/63	5.000	(9,368)	7,385	(1,983)	4.670
MSC	CMBX.NA.A. Series 6 Index	USD	350,000	05/11/63	2.000	4,480	7,434	11,914	1.740
						$8,436	$27,768	$36,204

15

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2014

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation
AUD	570,000	10/18/23	6 month BBSW	4.535%	$30,935	$30,935

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 98.75	June 2016	$21,034	$(21,125)
4 Year Euro-Dollar Midcurve, 59 contracts, strike @ USD 96.38	September 2014	41,094	(81,125)
30 Year US Treasury Bonds, 7 contracts, strike @ USD 140.00	August 2014	5,457	(3,500)
Put options
3 Year Euro-Dollar Midcurve, 26 contracts, strike @ USD 96.75	June 2016	21,034	(3,900)
4 Year Euro-Dollar Midcurve, 59 contracts, strike @ USD 96.38	September 2014	37,331	(2,950)
30 Year US Treasury Bonds, 7 contracts, strike @ USD 130.00	August 2014	3,050	(547)
90 Day Euro-Dollar Time Deposit, 49 contracts, strike @ USD 98.25	March 2015	12,691	(306)
Options written on credit default swaps on credit indices[16]
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: JPMCB, Notional Amount USD 330,000	September 2014	3,267	(2,734)
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: MLI, Notional Amount USD 2,000,000	September 2014	8,910	(7,356)
Total options written		$153,868	$(123,543)

Written options activity for the year ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	61	$22,607
Options written	326	139,936
Options terminated in closing purchase transactions	(154)	(20,852)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2014	233	$141,691

16

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2014

Written swaptions activity for the year ended June 30, 2014 was as follows:

Premiums received
Swaptions outstanding at June 30, 2013	$—
Swaptions written	66,677
Swaptions terminated in closing purchase transactions	(54,500)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2014	$12,177

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$9,216,170	$—	$9,216,170
Asset-backed securities	—	478,933	—	478,933
Commercial mortgage-backed securities	—	2,732,779	—	2,732,779
Mortgage & agency debt securities	—	9,622,143	—	9,622,143
Municipal bonds	—	537,537	—	537,537
US government obligations	—	2,723,243	—	2,723,243
Non-US government obligations	—	463,375	—	463,375
Investment company	—	1,690,858	—	1,690,858
Short-term investments	—	9,723,621	—	9,723,621
Options purchased	87,006	—	—	87,006
Investment of cash collateral from securities loaned	—	236,033	—	236,033
Futures contracts	34,744	—	—	34,744
Swap agreements	—	58,703	—	58,703
Total	$121,750	$37,483,395	$—	$37,605,145
Liabilities
Forward foreign currency contracts	$—	$(24,310)	$—	$(24,310)
Futures contracts	(6,587)	—	—	(6,587)
Swap agreements	—	(8,130)	—	(8,130)
Options written	(113,453)	(10,090)	—	(123,543)
Total	$(120,040)	$(42,530)	$—	$(162,570)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $2,507,445 or 8.33% of net assets.

2  Security, or portion thereof, was on loan at June 30, 2014.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2014 and changes periodically.

17

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2014

4  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2014. Maturity date disclosed is the ultimate maturity date.

5  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2014, the value of this security amounted to $225,000 or 0.75% of net assets.

6  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

7  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

8  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of this security amounted to $143,875 or 0.48% of net assets.

9  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Net realized gain (loss) during the year ended 06/30/14	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$4,494,940	$25,091,076	$21,860,695	$—	$—	$7,725,321	$4,135
UBS Private Money Market Fund LLC[a]	800,921	4,190,264	4,755,152	—	—	236,033	21
UBS High Yield Relationship Fund	1,851,702	450,000	800,000	50,629	138,527	1,690,858	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	342,988	—	346,464	(22,006)	25,482	—	—
	$7,490,551	$29,731,340	$27,762,311	$28,623	$164,009	$9,652,212	$4,156

a  The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

10  Rate shown is the discount rate at date of purchase.

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

13  Payments to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

16  Illiquid investment as of June 30, 2014.

See accompanying notes to financial statements.
18

UBS Emerging Markets Debt Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS Emerging Markets Debt Fund (the "Fund") returned 4.65% (Class A shares declined 0.09% after the deduction of the maximum sales charge), while Class Y shares returned 5.01%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) gained 11.05%, and the Emerging Markets Debt Benchmark Index (the "Index") returned 7.46% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 21; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Comments below relate to the Fund's positioning and performance relative to the Index, which represents investments in both US dollar-denominated and local currency debt.

The emerging markets debt asset class was weak during the first half of the reporting period, but then rallied sharply and generated strong results for the 12-months ended June 30, 2014. The asset class was initially weak due to concerns about decelerating global growth, geopolitical issues and rising US interest rates. However, the asset class moved sharply higher over the last five months of the reporting period as investor demand was largely robust, US interest rates declined and China's economy appeared to stabilize. Over the 12 month period, US dollar denominated emerging markets debt substantially outperformed local currency denominated emerging markets debt. While the Fund generated a positive absolute return, it underperformed the Index, partially due to its overweight to emerging markets local currencies.

The Fund used a number of derivatives during the reporting period, the following of which were more commonly utilized. Certain foreign exchange instruments, including currency forwards and options, were utilized to manage the Fund's currency exposure. Overall, the Fund's currency allocations detracted from performance. The Fund also utilized interest rate derivatives, including US Treasury futures and interest rate swaps, to adjust its duration and yield curve positioning. In aggregate, the Fund's duration and yield curve positioning were negative for performance. Credit default swaps and credit-linked notes were used to express our views regarding specific country exposures, as well as for hedging purposes. Overall, the Fund's country allocation and spread sector1 management were negative for its performance. Although derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary2

What worked

•  An overweight to US dollar-denominated debt from Sri Lanka and Belarus contributed to performance. Investor demand was solid overall given attractive yields.

•  The Fund's overweights to certain quasi-sovereign debt was rewarded. In particular, the Fund's allocations in Indonesia, India and Venezuela were additive for performance.

1  A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.

2  For a detailed commentary on the market environment in general during the reporting period, see page __.

19

UBS Emerging Markets Debt Fund

•  A small overweight in Russian local debt was a modest contributor to results. While performance was volatile given geopolitical issues, overall the Fund's exposure to Russian local debt was slightly positive for performance. While we continue to have a favorable view of the country's debt overall, given the recent implementation of sanctions against Russia, our future investments may be more constrained if the magnitude and range of sanctions increase.

What didn't work

•  Underweights to Mexican local and US dollar-denominated debt hurt performance. This positioning was a drag on results, as these bonds rallied when US Treasury yields declined during the second half of the reporting period.

•  The Fund's allocation to longer-term Brazilian local debt was negative for results. Brazil's local debt performed poorly overall due to negative economic sentiment, fears of higher inflation and a severe unwinding of positions from foreign investors. While Brazil's local debt rallied during the second half of the reporting period, when US interest rates declined, it was not enough to offset earlier losses.

•  A lack of exposure to certain Eastern European countries detracted from performance. The Fund's underweights to Hungarian and Polish local debt was a drag on performance. This positioning hurt results as these bonds rallied late in the period, partially driven by aggressive actions by the European Central Bank to stimulate growth.

•  An overweight to Ghana local debt was not beneficial as it performed poorly.

•  The Fund's small duration underweight was modestly negative for performance.

•  An overweight to the Russian ruble detracted from the Fund's results. On the whole, the currency depreciated during the 12 month period due to negative investor sentiment about escalating tensions between Russia and the west over the situation in Ukraine.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

20

UBS Emerging Markets Debt Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	4.65%	1.43%
Class C3	3.72	0.40
Class Y4	5.01	1.94
After deducting maximum sales charge
Class A2	(0.09)%	(0.95)%
Class C3	2.98	0.40
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[5]	11.05%	4.15%
Emerging Markets Debt Benchmark Index[6]	7.46	2.87

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—36.21% and 1.25%; Class C—2,391.59% and 1.75%; Class Y—2.10% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2023, do not exceed 1.25% for Class A shares, 1.75% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Emerging Markets Debt Fund is July 23, 2012. Inception date of the indices, for the purpose of this illustration, is July 31, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from the Fund's inception to present—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

21

UBS Emerging Markets Debt Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Emerging Markets Debt Fund Class A and Class Y shares versus the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and the Emerging Markets Debt Benchmark Index from July 23, 2012, which is the inception date of the two classes, through June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

22

UBS Emerging Markets Debt Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2014

Percentage of net assets
Republic of Poland, 4.750%, due 04/25/17	3.6%
Federative Republic of Brazil, 6.000%, due 08/15/50	3.4
Government of Malaysia, 3.580%, due 09/28/18	2.9
Mexican Udibonos, Series M, 8.000%, due 12/17/15	2.9
RSHB Capital SA for OJSC Russian Agricultural Bank, 8.625%, due 02/17/17	2.6
Peruvian Government International Bond, 7.840%, due 08/12/20	2.6
Republic of Indonesia, 9.000%, due 03/15/29	2.1
Republic of Indonesia, 7.000%, due 05/15/22	2.0
Government of Thailand, 1.200%, due 07/14/21	1.9
Republic of Colombia, 9.850%, due 06/28/27	1.7
Total	25.7%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2014

Percentage of net assets
Russia	10.5%
Turkey	8.1
Indonesia	8.0
Brazil	7.3
Mexico	7.2
Total	41.1%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Bonds
Corporate bonds
Banks	7.41%
Diversified financial services	8.14
Electric utilities	0.89
Metals & mining	0.87
Oil, gas & consumable fuels	6.11
Road & rail	0.94
Total corporate bonds	24.36%
Non-US government obligations	66.92
Structured notes	1.78
Total bonds	93.06%
Short-term investment	5.25
Total investments	98.31%
Cash and other assets, less liabilities	1.69
Net assets	100.00%

23

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds: 93.06%
Corporate bonds: 24.36%
Brazil: 2.99%
Banco do Brasil SA, 5.875%, due 01/26/22[1]		$200,000	$205,500
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[1]		200,000	205,176
Petrobras Global Finance BV, 2.366%, due 01/15/19[2]		30,000	30,037
3.112%, due 03/17/20[2]		50,000	51,190
State of Minas Gerais, 5.333%, due 02/15/28[3]		200,000	201,500
Total Brazil corporate bonds			693,403
Costa Rica: 0.88%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[1]		200,000	203,500
India: 0.89%
ICICI Bank Ltd., 6.375%, due 04/30/22[1,2]		200,000	207,000
Indonesia: 1.34%
Pertamina Persero PT, 5.250%, due 05/23/21[1]		300,000	309,000
Kazakhstan: 0.94%
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[3]		200,000	218,500
Malaysia: 0.87%
Malayan Banking Bhd, 3.250%, due 09/20/22[1,2]		200,000	201,920
Mexico: 1.92%
Petroleos Mexicanos, 4.875%, due 01/24/22		100,000	108,180
5.500%, due 06/27/44		100,000	103,200
6.500%, due 06/02/41		200,000	233,050
Total Mexico corporate bonds			444,430
Peru: 0.90%
Corp Financiera Desarrollo, 4.750%, due 02/08/22[1]		200,000	209,000
Russia: 8.15%
RSHB Capital SA for OJSC Russian Agricultural Bank, 7.750%, due 05/29/18[1]		250,000	274,375
8.625%, due 02/17/17[1]	RUB	21,000,000	596,227
8.700%, due 03/17/16		6,000,000	172,616
Sberbank of Russia, 5.717%, due 06/16/21[1]		$200,000	210,750
	Face amount		Value
VEB Finance Ltd., 6.025%, due 07/05/22[1]		$200,000	$204,500
6.800%, due 11/22/25[1]		150,000	159,375
6.902%, due 07/09/20[1]		250,000	270,625
Total Russia corporate bonds			1,888,468
Turkey: 2.97%
TC Ziraat Bankasi AS, 4.250%, due 07/03/19[3]		200,000	199,000
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[1]		300,000	283,500
4.875%, due 07/19/17[3]		200,000	205,250
Total Turkey corporate bonds			687,750
Venezuela: 2.51%
Petroleos de Venezuela SA, 6.000%, due 11/15/26[1]		185,000	119,325
8.500%, due 11/02/17[1]		50,000	46,133
9.000%, due 11/17/21[1]		300,000	252,000
9.750%, due 05/17/35[1]		200,000	163,250
Total Venezuela corporate bonds			580,708
Total corporate bonds (cost $5,672,619)			5,643,679
Non-US government obligations: 66.92%
Argentina: 0.61%
Republic of Argentina, 0.000%, due 12/15/35[4]		50,000	4,000
0.000%, due 12/15/35[4]		320,000	25,920
7.000%, due 10/03/15		20,000	19,054
Series 1, 8.750%, due 06/02/17		100,000	91,250
			140,224
Belarus: 1.80%
Republic of Belarus, 8.750%, due 08/03/15[1]		250,000	256,875
8.950%, due 01/26/18[1]		150,000	160,875
			417,750
Brazil: 4.32%
Federative Republic of Brazil, 6.000%, due 08/15/50[5]	BRL	720,000	778,890
Notas do Tesouro Nacional, 6.000%, due 08/15/22[5]		200,000	222,467
			1,001,357
China: 1.04%
China Government Bond, 1.400%, due 08/18/16[1]	CNY	500,000	78,634
2.560%, due 06/29/17[1]		1,000,000	161,402
			240,036

24

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Continued)
Non-US government obligations—(Continued)
Colombia: 2.69%
Republic of Colombia, 6.125%, due 01/18/41		$110,000	$132,000
9.850%, due 06/28/27	COP	562,000,000	392,980
12.000%, due 10/22/15		170,000,000	98,954
			623,934
El Salvador: 0.46%
Republic of El Salvador, 7.650%, due 06/15/35[1]		$100,000	107,000
Ghana: 0.69%
Republic of Ghana, 8.500%, due 10/04/17[1]		150,000	158,775
Hungary: 2.72%
Government of Hungary, 5.375%, due 02/21/23		100,000	107,480
5.750%, due 11/22/23		150,000	164,834
6.750%, due 02/24/17	HUF	60,000,000	292,485
7.625%, due 03/29/41		$50,000	64,031
			628,830
Indonesia: 6.67%
Republic of Indonesia, 6.625%, due 02/17/37[1]		200,000	222,000
7.000%, due 05/15/22	IDR	6,000,000,000	471,953
8.500%, due 10/12/35[1]		$275,000	364,031
9.000%, due 03/15/29	IDR	5,600,000,000	486,546
			1,544,530
Kenya: 0.88%
Republic of Kenya, 5.875%, due 06/24/19[3]		200,000	204,000
Lithuania: 0.48%
Republic of Lithuania, 5.125%, due 09/14/17[1]		100,000	109,938
Malaysia: 4.29%
Government of Malaysia, 3.434%, due 08/15/14	MYR	1,000,000	311,611
3.580%, due 09/28/18		2,200,000	682,473
			994,084
Mexico: 5.23%
Mexican Udibonos, Series M, 6.500%, due 06/10/21	MXN	900,000	74,365
8.000%, due 12/17/15		8,250,000	679,367
	Face amount		Value
Series S, 4.000%, due 11/15/40[5]	MXN	3,592,164	$312,931
United Mexican States, 6.050%, due 01/11/40		$120,000	145,200
			1,211,863
Mongolia: 1.58%
Development Bank of Mongolia LLC, 5.750%, due 03/21/17[1]		200,000	192,500
Mongolia Government International Bond, 5.125%, due 12/05/22[3]		200,000	174,000
			366,500
Montenegro: 0.93%
Republic of Montenegro, 7.250%, due 04/08/16[1]	EUR	150,000	215,665
Nigeria: 2.26%
Nigeria Government Bond, 15.100%, due 04/27/17	NGN	27,000,000	179,942
Nigeria Government International Bond, 5.125%, due 07/12/18[1]		$200,000	208,000
Nigeria Treasury Bills, 4.208%, due 04/09/15[6]	NGN	12,500,000	70,605
4.980%, due 04/23/15[6]		11,500,000	64,682
			523,229
Peru: 2.66%
Peruvian Government International Bond, 5.625%, due 11/18/50		$20,000	22,400
7.840%, due 08/12/20[1]	PEN	1,450,000	594,676
			617,076
Philippines: 1.52%
Republic of Philippines, 4.200%, due 01/21/24		$220,000	232,100
Republic of the Philippines, 4.950%, due 01/15/21	PHP	5,000,000	120,848
			352,948
Poland: 5.03%
Republic of Poland, 4.750%, due 04/25/17	PLN	2,400,000	834,614
5.000%, due 04/25/16		800,000	274,807
5.000%, due 03/23/22		$50,000	55,200
			1,164,621

25

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Romania: 1.09%
Government of Romania, 5.750%, due 01/27/16	RON	300,000	$98,199
5.900%, due 07/26/17		250,000	84,674
6.125%, due 01/22/44[3]		$50,000	56,812
6.750%, due 02/07/22[1]		10,000	11,913
			251,598
Russia: 2.32%
Russian Federation, 7.000%, due 01/25/23	RUB	2,300,000	62,807
7.050%, due 01/19/28		5,000,000	131,054
7.600%, due 04/14/21		7,500,000	214,528
8.150%, due 02/03/27		4,500,000	130,066
			538,455
South Africa: 4.64%
Republic of South Africa, 5.875%, due 09/16/25		$200,000	222,000
6.250%, due 03/31/36	ZAR	1,100,000	76,825
6.750%, due 03/31/21		1,800,000	158,570
7.000%, due 02/28/31		3,500,000	277,222
7.750%, due 02/28/23		1,850,000	169,372
10.500%, due 12/21/26		1,000,000	109,750
13.500%, due 09/15/15		600,000	60,739
			1,074,478
Sri Lanka: 1.14%
Republic of Sri Lanka, 6.250%, due 10/04/20[1]		$100,000	105,750
6.250%, due 07/27/21[1]		150,000	158,063
			263,813
Thailand: 2.87%
Government of Thailand, 1.200%, due 07/14/21[1,5]	THB	14,928,322	443,623
3.775%, due 06/25/32		1,000,000	29,545
3.875%, due 03/07/18		200,000	6,289
3.875%, due 06/13/19		5,500,000	174,884
5.125%, due 03/13/18		300,000	9,850
			664,191
Turkey: 5.14%
Export Credit Bank of Turkey, 5.875%, due 04/24/19[1]		$200,000	212,250
Republic of Turkey, 3.000%, due 02/23/22[5]	TRY	478,185	242,317
7.100%, due 03/08/23		250,000	106,291
	Face amount		Value
7.500%, due 11/07/19		$250,000	$295,625
8.500%, due 09/14/22	TRY	300,000	138,655
9.500%, due 01/12/22		400,000	196,547
			1,191,685
Ukraine: 0.87%
Government of Ukraine, 9.250%, due 07/24/17[3]		$200,000	201,750
Venezuela: 2.99%
Republic of Venezuela, 7.750%, due 10/13/19[1]		140,000	120,400
8.250%, due 10/13/24[1]		190,000	151,525
9.250%, due 09/15/27		100,000	85,500
9.250%, due 05/07/28[1]		300,000	250,500
9.375%, due 01/13/34		100,000	83,750
			691,675
Total Non-US government obligations (cost $16,293,760)			15,500,005
Structured notes: 1.78%
Bangladesh: 1.17%
Standard Chartered Bank, 11.700%, due 06/14/18[3] (linked to People's Republic of Bangladesh, 11.700%, due 06/05/18)		264,780	270,516
Ghana: 0.61%
Citigroup Funding, Inc., 23.000%, due 08/23/17[3] (linked to Republic of Ghana, 23.000%, due 08/21/17)	GHS	500,000	140,636
Total structured notes (cost $523,914)			411,152
Total bonds (cost $22,490,293)			21,554,836
	Shares
Short-term investment: 5.25%
Investment company: 5.25%
UBS Cash Management Prime Relationship Fund[7] (cost $1,216,930)		1,216,930	1,216,930
Total investments: 98.31% (cost $23,707,223)			22,771,766
Cash and other assets, less liabilities: 1.69%			392,057
Net assets: 100.00%			$23,163,823

26

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $23,707,271; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$469,995
Gross unrealized depreciation	(1,405,500)
Net unrealized depreciation of investments	$(935,505)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 30.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	175,000	USD	239,936	07/22/14	$289
BB	IDR	370,630,000	USD	31,237	09/17/14	432
BB	PEN	796,000	USD	281,900	09/17/14	(167)
BB	RUB	14,520,000	USD	414,561	09/17/14	(5,077)
BB	USD	6,558	PLN	20,000	09/17/14	(4)
BB	USD	381,236	TRY	820,000	09/17/14	(335)
BB	USD	272,952	ZAR	2,960,000	09/17/14	1,763
CIBC	EUR	170,000	USD	234,488	07/22/14	1,688
CSI	USD	115,395	BRL	264,000	09/17/14	1,451
CSI	USD	13,892	CLP	7,782,425	09/17/14	65
CSI	USD	157,104	MYR	507,100	09/17/14	(145)
DB	USD	116,558	BRL	267,000	09/17/14	1,615
DB	USD	228,652	INR	13,687,200	09/17/14	(5,398)
DB	USD	66,857	KRW	68,341,600	09/17/14	475
DB	USD	178,412	MXN	2,338,000	09/17/14	839
DB	USD	245,663	PHP	10,750,200	09/17/14	253
DB	USD	64,951	THB	2,120,000	09/17/14	136
GSI	COP	79,350,000	USD	41,697	09/17/14	(336)
GSI	USD	356,120	HUF	80,720,000	09/17/14	(269)
GSI	USD	15,363	RON	50,000	09/17/14	200
Net unrealized depreciation on forward foreign currency contracts						$(2,525)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 2 contracts (USD)	September 2014	$301,752	$299,875	$(1,877)
10 Year US Treasury Notes, 20 contracts (USD)	September 2014	2,514,351	2,503,437	(10,914)
US Treasury futures sell contracts:
US Long Bond, 1 contract (USD)	September 2014	(137,787)	(137,187)	600
5 Year US Treasury Notes, 18 contracts (USD)	September 2014	(2,157,592)	(2,150,297)	7,295
Net unrealized depreciation on futures contracts				$(4,896)

27

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2014

Currency swap agreements8

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[9]	Receive rate[9]	Upfront payments	Value	Unrealized appreciation
BB	PHP	8,238,200	USD	200,614	12/18/15	1.300%	6 month USD LIBOR	$—	$11,092	$11,092

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
CITI	BRL	617,573	01/02/17	1 Day CDI	12.280%	$—	$6,605	$6,605
CITI	BRL	256,675	01/04/21	12.570%	1 Day CDI	—	(6,032)	(6,032)
CITI	MXN	2,550,000	03/21/19	5.510	1 month MXIBTIIE	—	(5,774)	(5,774)
CITI	MXN	1,500,000	03/14/24	1 month MXIBTIIE	6.570	—	4,965	4,965
DB	BRL	865,272	01/02/17	1 Day CDI	8.645	—	(27,772)	(27,772)
GSI	KRW	892,000,000	01/21/19	3.380	3 month CD KSDA	—	(12,430)	(12,430)
MLI	MXN	3,300,000	03/05/19	5.530	1 month MXNTIIE	—	(7,984)	(7,984)
MLI	ZAR	2,000,000	06/04/18	3 month JIBAR	6.400	—	(6,009)	(6,009)
							$(54,431)	$(54,431)

Credit default swaps on credit indices—buy protection10

Counterparty	Referenced index[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments received	Value	Unrealized depreciation
GSI	CDX.EM.Series 21 Index	USD	700,000	06/20/19	5.000%	$74,232	$(84,629)	$(10,397)
MLI	CDX.EM.Series 20 Index	USD	300,000	12/20/18	5.000	19,465	(33,795)	(14,330)
						$93,697	$(118,424)	$(24,727)

Credit default swaps on sovereign issues—buy protection10

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments made	Value	Unrealized depreciation
DB	Federation of Russia bond, 7.500%, due 03/31/30	USD	90,000	03/20/16	1.000%	$(1,296)	$56	$(1,240)

28

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2014

Credit default swaps on sovereign issues—sell protection12

Counterparty	Referenced obligation[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments received	Value	Unrealized appreciation	Credit spread[13]
BB	Federation of Russia bond, 7.500%, due 03/31/30	USD	300,000	12/20/22	1.000%	$23,988	$(23,966)	$22	2.110%
GSI	United Mexican States bond, 5.950%, due 03/19/19	USD	250,000	09/20/22	1.000	15,632	(277)	15,355	1.020
GSI	Federative Republic of Brazil bond, 12.250%, due 03/06/30	USD	250,000	09/20/22	1.000	19,720	(15,327)	4,393	1.860
						$59,340	$(39,570)	$19,770

Options written

Foreign exchange written options activity for the year ended June 30, 2014 was as follows:

Premiums received
Foreign exchange options outstanding at June 30, 2013	$42,727
Foreign exchange options written	24,690
Foreign exchange options terminated in closing purchase transactions	(65,814)
Foreign exchange options expired prior to exercise	(1,603)
Foreign exchange options outstanding at June 30, 2014	$—

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$5,643,679	$—	$5,643,679
Non-US government obligations	—	15,500,005	—	15,500,005
Structured notes	—	411,152	—	411,152
Short-term investment	—	1,216,930	—	1,216,930
Forward foreign currency contracts	—	9,206	—	9,206
Futures contracts	7,895	—	—	7,895
Swap agreements	—	22,718	—	22,718
Total	$7,895	$22,803,690	$—	$22,811,585
Liabilities
Forward foreign currency contracts	$—	$(11,731)	$—	$(11,731)
Futures contracts	(12,791)	—	—	(12,791)
Swap agreements	—	(223,995)	—	(223,995)
Total	$(12,791)	$(235,726)	$—	$(248,517)

At June 30, 2014, there were no transfers between Level 1 and Level 2.
29

UBS Emerging Markets Debt Fund

Portfolio of investments

June 30, 2014

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of these securities amounted to $8,405,551 or 36.29% of net assets.

2  Variable or floating rate security—the interest rate shown is the current rate as of June 30, 2014 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $1,871,963 or 8.08% of net assets.

4  Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

6  Rate shown is the discount rate at date of purchase.

7  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$671,558	$7,622,705	$7,077,333	$1,216,930	$1,688

8  Illiquid investment as of June 30, 2014.

9  Payments made or received are based on the notional amount.

10  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

11  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.
30

UBS Fixed Income Opportunities Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") declined 1.14% (Class A shares fell 5.58% after the deduction of the maximum sales charge), while Class Y shares declined 0.99%. For comparison purposes, The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the "Index") gained 0.26% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 33; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a negative return during the reporting period. Factors driving this weak performance included interest rate strategies, exposure to emerging markets debt and active currency management. These negatives more than offset the positive impact from the Fund's credit assets.

The Fund extensively uses derivatives as part of its investment strategy across global interest rate, credit and currency markets. To facilitate specific duration and yield curve strategies, the Fund utilized different interest rate derivatives, including, but not limited to, futures, options, swaps and swaptions. Credit default swaps, credit default swaptions and, to a more limited extent, total return swaps were used to help implement credit-related investment strategies as part of the Fund's sector allocation and security selection. Lastly, the Fund utilized currency derivatives, such as currency forwards and swaps, as part of its currency management strategy.

While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. That said, the Fund's active interest rate strategies detracted from results. While most spread sector1 hedging strategies generally detracted from performance, spread management overall was additive to results. Currency positioning negatively contributed to results during the reporting period.

Portfolio performance summary2

What worked

•  The Fund's allocation to several spread sectors was positive for results during the reporting period.

  – The Fund's allocations to corporate bonds were rewarded. High yield bonds in particular performed very well as investors sought additional yield in the low interest rate environment. Credit markets experienced strong fundamentals as defaults and volatility remained low, while demand for new issuance was high.

  – Securitized assets contributed to performance during the period, particularly the Fund's holdings of commercial mortgage-backed securities, as they outperformed other spread products. We think these securities offer the most attractive yield profiles on a risk-adjusted basis. Mortgage-backed securities also contributed to performance during the period.

  – The Fund's allocation to collateralized loan obligations, which were tactically traded and increased over the period, contributed modestly to results.

1  A spread sector refers to non-government fixed income sectors, such as investment grade or high yield bonds, commercial mortgage-backed securities (CMBS), etc.

2  For a detailed commentary on the market environment in general during the reporting period, see page 3.

31

UBS Fixed Income Opportunities Fund

What didn't work

•  The Fund's allocation to emerging markets debt detracted from performance. The Fund's exposure to US dollar-denominated emerging-market bonds detracted from performance in the first part of the reporting period, but was additive in recent months. Growth in emerging markets slowed considerably as some developing countries dealt with structural problems, while the initial delay of the US Federal Reserve Board's tapering of its asset-purchase program increased volatility globally.

•  Interest rate strategies generally detracted from results during the reporting period. The Fund was generally positioned for higher US interest rates and higher volatility in interest rate markets, neither of which materialized during the reporting period.

•  Overall, currency positioning was a negative for performance. We traded the euro with a bias toward short positioning versus the US dollar. This detracted from results as the euro remained resilient and strengthened versus the US dollar during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed for the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

32

UBS Fixed Income Opportunities Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(1.14)%	1.96%
Class C3	(1.65)	1.44
Class Y4	(0.99)	2.23
After deducting maximum sales charge
Class A2	(5.58)%	0.66%
Class C3	(2.39)	1.44
BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index[5]	0.26%	0.34%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.52% and 1.05%; Class C—2.02% and 1.55%; Class Y—1.23% and 0.80%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index) is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

33

UBS Fixed Income Opportunities Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Fixed Income Opportunities Fund Class A and Class Y shares versus the BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (formerly BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index) from November 29, 2010, which is the inception date of the two classes, through June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

34

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
US Treasury Notes, 2.000%, due 02/15/22	6.7%
Lloyds Bank PLC, 6.500%, due 03/24/20	2.4
Citigroup, Inc., 0.843%, due 05/31/17	2.3
Petrobras International Finance Co., 5.375%, due 01/27/21	1.7
Sanmina-SCI Corp., 7.000%, due 05/15/19	1.6
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23	1.6
EDP Finance BV, 4.750%, due 09/26/16	1.6
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21	1.6
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	1.5
US Treasury Bonds, PO, 4.734%, due 05/15/40	1.5
Total	22.5%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2014

Percentage of net assets
United States	51.0%
United Kingdom	5.1
Brazil	3.9
Luxembourg	3.7
Netherlands	3.4
Total	67.1%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Bonds
Corporate bonds
Banks	17.03%
Capital markets	0.29
Chemicals	0.49
Commercial services & supplies	0.87
Construction materials	3.25
Consumer finance	1.48
Containers & packaging	1.27
Diversified financial services	2.90
Diversified telecommunication services	2.03
Electronic equipment, instruments & components	3.10
Energy equipment & services	0.72
Food & staples retailing	0.38
Gas utilities	0.32
Hotels, restaurants & leisure	2.03
Insurance	2.63
Machinery	1.53
Media	2.36
Metals & mining	3.37
Oil, gas & consumable fuels	7.92
Real estate management & development	0.92
Tobacco	0.33
Trading companies & distributors	1.56
Transportation infrastructure	0.72
Total corporate bonds	57.50%
Collateralized debt obligations	7.96
Commercial mortgage-backed securities	2.85
Mortgage & agency debt securities	3.21
Municipal bonds	2.37
US government obligations	9.14
Non-US government obligations	2.42
Total bonds	85.45%
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	17.85
Short-term investment	1.70
Options purchased	2.75
Total investments	107.75%
Liabilities, in excess of cash and other assets	(7.75)
Net assets	100.00%

1  Figures represent the direct investments of UBS Fixed Income Opportunities Fund. Figures might be different if a breakdown of the underlying investment companies was included.

35

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds: 85.45%
Corporate bonds: 57.50%
Australia: 1.61%
Crown Group Finance Ltd., 5.750%, due 07/18/17	AUD	620,000	$611,566
Sydney Airport Finance Co., Pty Ltd., 8.000%, due 07/06/15		500,000	491,791
Total Australia corporate bonds			1,103,357
Brazil: 3.85%
Banco do Brasil SA, 9.000%, due 06/18/24[1,2,3]		$285,000	283,575
Caixa Economica Federal, 2.375%, due 11/06/17[1]		870,000	848,250
Petrobras International Finance Co., 5.375%, due 01/27/21		1,150,000	1,191,975
Vale Overseas Ltd., 4.375%, due 01/11/22		300,000	308,010
Total Brazil corporate bonds			2,631,810
Canada: 0.29%
Barrick Gold Corp., 3.850%, due 04/01/22		200,000	198,984
China: 1.24%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]		210,000	215,775
Gemdale International Investment Ltd., 7.125%, due 11/16/17[4]		200,000	205,500
Kaisa Group Holdings Ltd., 10.250%, due 01/08/20[4]		400,000	421,000
Total China corporate bonds			842,275
Croatia: 0.38%
Agrokor DD, 8.875%, due 02/01/20[1]		230,000	257,956
France: 0.56%
Credit Agricole SA, 7.875%, due 01/23/24[1,2,3]		350,000	382,375
Germany: 3.00%
HeidelbergCement Finance BV, 8.500%, due 10/31/19[4]	EUR	450,000	800,090
Trionista Holdco GmbH, 5.000%, due 04/30/20[1]		360,000	515,969
Unitymedia GmbH, 9.625%, due 12/01/19[4]		500,000	734,471
Total Germany corporate bonds			2,050,530
	Face amount		Value
Ireland: 1.27%
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[4]	EUR	600,000	$864,713
Luxembourg: 3.70%
ArcelorMittal, 6.000%, due 03/01/21		$900,000	974,250
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21		975,000	1,067,625
Pacific Drilling SA, 5.375%, due 06/01/20[1]		500,000	490,000
Total Luxembourg corporate bonds			2,531,875
Mexico: 1.55%
Cemex SAB de CV, 5.875%, due 03/25/19[1]		400,000	418,000
9.000%, due 01/11/18[1]		600,000	644,100
Total Mexico corporate bonds			1,062,100
Netherlands: 3.39%
Basell Finance Co. BV, 8.100%, due 03/15/27[1]		250,000	335,855
EDP Finance BV, 4.750%, due 09/26/16[4]	EUR	750,000	1,097,949
4.900%, due 10/01/19[1]		$500,000	528,800
Generali Finance BV, 6.214%, due 06/16/16[2,3]	GBP	200,000	355,116
Total Netherlands corporate bonds			2,317,720
Norway: 1.61%
Eksportfinans ASA, 5.500%, due 05/25/16		$780,000	830,700
5.500%, due 06/26/17		250,000	267,800
Total Norway corporate bonds			1,098,500
Spain: 2.25%
BBVA US Senior SAU, 4.664%, due 10/09/15		500,000	522,756
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]		1,000,000	1,014,798
Total Spain corporate bonds			1,537,554
Switzerland: 0.29%
Credit Suisse Group AG, 6.250%, due 12/18/24[1,2,3]		200,000	200,760
United Kingdom: 5.05%
Barclays Bank PLC, 5.140%, due 10/14/20		100,000	109,530
HBOS PLC, 6.750%, due 05/21/18[1]		500,000	576,014

36

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United Kingdom—(Continued)
Lloyds Bank PLC, 6.500%, due 03/24/20[4]	EUR	1,000,000	$1,664,094
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23		$1,010,000	1,105,540
Total United Kingdom corporate bonds			3,455,178
United States: 27.46%
ADT Corp., 3.500%, due 07/15/22		650,000	591,500
Allstate Corp., 5.750%, due 08/15/53[2]		400,000	429,622
Bank of America Corp., 4.625%, due 09/14/18	EUR	590,000	898,774
Barrick North America Finance LLC, 5.750%, due 05/01/43		$425,000	440,256
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17		850,000	777,750
Case New Holland Industrial, Inc., 7.875%, due 12/01/17		900,000	1,048,500
Cemex Finance LLC, 6.000%, due 04/01/24[1]		350,000	364,437
CIT Group, Inc., 5.000%, due 05/15/17		500,000	532,812
5.000%, due 08/15/22		275,000	284,625
Citigroup, Inc., 0.843%, due 05/31/17[2]	EUR	1,150,000	1,551,075
5.500%, due 09/13/25		$550,000	613,508
6.300%, due 05/15/24[2,3]		150,000	152,812
DISH DBS Corp., 7.875%, due 09/01/19		740,000	878,750
El Paso LLC, 7.250%, due 06/01/18		900,000	1,024,875
Energy Transfer Partners LP, 6.050%, due 06/01/41		380,000	431,616
Fidelity National Financial, Inc., 5.500%, due 09/01/22		110,000	120,058
Flextronics International Ltd., 5.000%, due 02/15/23		470,000	485,828
Frontier Communications Corp., 7.125%, due 01/15/23		300,000	318,000
General Motors Financial Co., Inc., 4.750%, due 08/15/17		500,000	531,875
Glencore Funding LLC, 4.625%, due 04/29/24[1]		375,000	386,588
International Lease Finance Corp., 8.625%, due 09/15/15		700,000	757,750
	Face amount	Value
Kinder Morgan Finance Co. LLC, 5.700%, due 01/05/16	$830,000	$871,500
MetLife, Inc., 6.400%, due 12/15/36	570,000	636,975
Midstates Petroleum Co., Inc., 10.750%, due 10/01/20	500,000	567,500
Navient Corp., 3.875%, due 09/10/15	470,000	479,400
Plains Exploration & Production Co., 6.500%, due 11/15/20	770,000	859,513
6.875%, due 02/15/23	170,000	198,900
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	385,000	392,700
5.875%, due 09/15/42[2]	200,000	217,250
Reynolds American, Inc., 6.150%, due 09/15/43	200,000	229,029
Sabine Pass Liquefaction LLC, 6.250%, due 03/15/22[1]	250,000	271,875
Sanmina-SCI Corp., 7.000%, due 05/15/19[1]	1,060,000	1,115,650
WESCO Distribution, Inc., 5.375%, due 12/15/21[1]	300,000	306,750
Total United States corporate bonds		18,768,053
Total corporate bonds (cost $37,384,370)		39,303,740
Collateralized debt obligations: 7.96%
Cayman Islands: 1.99%
Babson CLO Ltd., Series 2013-IIA, Class B1, 2.929%, due 01/18/25[1,2]	650,000	631,366
CIFC Funding Ltd., Series 2013-3A, Class B, 2.906%, due 10/24/25[1,2]	400,000	388,932
Race Point VIII CLO Ltd., Series 2013-8A, Class C, 3.029%, due 02/20/25[1,2]	350,000	338,002
Total Cayman Islands collateralized debt obligations		1,358,300
United States: 5.97%
Apidos XIV CLO, Series 2013-14A, Class C1, 3.076%, due 04/15/25[1,2]	300,000	294,000
Ares XXVII CLO Ltd., Series 2013-2A, Class C, 2.978%, due 07/28/25[1,2]	500,000	486,250

37

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

	Face amount	Value
Bonds—(Continued)
Collateralized debt obligations—(Concluded)
United States—(Continued)
BlueMountain CLO Ltd., Series 2013-1A, Class B, 2.874%, due 05/15/25[1,2]	$500,000	$486,755
Series 2013-4A, Class C, 2.884%, due 04/15/25[1,2]	300,000	294,780
Denali Capital CLO X Ltd., Series 2013-1A, Class A3L, 3.128%, due 04/28/25[1,2]	550,000	536,250
Galaxy CLO XV Ltd., Series 2013-15A, Class C, 2.826%, due 04/15/25[1,2]	500,000	481,250
Galaxy CLO XVI Ltd., Series 2013-16A, Class C, 2.751%, due 11/16/25[1,2]	500,000	480,750
KKR Financial CLO Trust, Series 2013-1A, Class B, 2.826%, due 07/15/25[1,2]	300,000	282,330
Marathon CLO V Ltd., Series 2013-5A, Class A2A, 2.577%, due 02/21/25[1,2]	400,000	399,569
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class C, 3.039%, due 10/25/25[1,2] (cost $340,297)	350,000	346,675
Total United States collateralized debt obligations		4,088,609
Total collateralized debt obligations (cost $5,135,726)		5,446,909
Commercial mortgage-backed securities: 2.85%
United States: 2.85%
Americold 2010 LLC Trust, Series 2010-ARTA, Class D, 7.443%, due 01/14/29[1]	290,000	333,918
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class E, 2.752%, due 09/15/26[1,2]	200,000	200,996
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.202%, due 08/15/26[1,2]	400,000	401,143
Commercial Mortgage Pass Through Certificates, Series 2013-THL, Class D, 2.801%, due 06/08/30[1,2]	450,000	452,255
	Face amount	Value
Series 2013-FL3, Class MMHP, 3.752%, due 10/13/28[1,2]	$300,000	$304,683
GS Mortgage Securities Corp. II, Series 2013-KYO, Class D, 2.751%, due 11/08/29[1,2]	250,000	254,542
Total commercial mortgage-backed securities (cost $1,926,307)		1,947,537
Mortgage & agency debt securities: 3.21%
United States: 3.21%
Federal Home Loan Mortgage Corp. REMIC, IO,[5] 3.000%, due 05/15/27	1,162,121	125,424
3.500%, due 10/15/42	1,640,223	353,455
Federal National Mortgage Association REMIC, IO,[5] Series 2013-15, Class IO, 2.500%, due 03/25/28	2,084,900	226,457
Series 2013-87, Class IW, 2.500%, due 06/25/28	3,692,828	394,836
Series 2013-64, Class LI, 3.000%, due 06/25/33	2,304,049	384,811
Series 2012-146, Class IO, 3.500%, due 01/25/43	1,658,492	355,655
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	1,626,089	353,290
Total mortgage & agency debt securities (cost $2,064,490)		2,193,928
Municipal bonds: 2.37%
State of California, GO Bonds, 7.300%, due 10/01/39	500,000	704,165
7.550%, due 04/01/39	200,000	297,602
State of Illinois, GO Bonds, 5.665%, due 03/01/18	555,000	616,638
Total municipal bonds (cost $1,358,074)		1,618,405
US government obligations: 9.14%
US Treasury Bonds, PO, 3.174%, due 08/15/42[6,7]	1,750,000	660,174
4.734%, due 05/15/40[6,7]	2,500,000	1,038,385
US Treasury Notes 2.000%, due 02/15/22	4,621,000	4,549,157
Total US government obligations (cost $6,199,736)		6,247,716

38

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations: 2.42%
Croatia: 0.79%
Republic of Croatia, 6.250%, due 04/27/17[4]		$500,000	$539,375
Greece: 1.63%
Hellenic Republic, 2.000%, due 02/24/24[4,8]	EUR	400,000	442,667
2.000%, due 02/24/26[4,8]		220,000	229,089
2.000%, due 02/24/31[4,8]		460,000	441,217
			1,112,973
Total Non-US government obligations (cost $1,421,094)			1,652,348
Total bonds (cost $55,830,094)			58,410,583
	Shares
Investment company: 17.85%
UBS Opportunistic Emerging Markets Debt Relationship Fund*[9] (cost $11,349,025)		623,508	12,199,300
Short-term investment: 1.70%
Investment company: 1.70%
UBS Cash Management Prime Relationship Fund[9] (cost $1,161,062)		1,161,062	1,161,062
	Number of contracts
Options purchased: 2.75%
Call options: 0.57%
30 Year US Treasury Bonds, strike @ USD 137.00, expires July 2014		163	175,734
30 Year US Treasury Bonds, strike @ USD 139.00, expires July 2014		141	46,266
2 Year Euro-Dollar Midcurve, strike @ USD 97.88, expires September 2014		152	167,200
			389,200
Put options: 0.53%
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016		105	47,906
	Number of contracts	Value
2 Year Euro-Dollar Midcurve, strike @ USD 98.25, expires September 2014	140	$45,500
2 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires December 2014	210	70,875
2 Year Euro-Dollar Midcurve, strike @ USD 97.88, expires September 2014	152	11,400
10 Year US Treasury Notes, strike @ USD 124.00, expires July 2014	97	16,672
30 Year US Treasury Bonds, strike @ USD 133.00, expires July 2014	163	12,734
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires June 2015	361	54,150
30 Year US Treasury Bonds, strike @ USD 135.00, expires July 2014	223	62,719
1 Year Euro-Dollar Midcurve, strike @ USD 99.25, expires July 2014	388	19,400
90 Day Euro-Dollar Time Deposit, strike @ USD 99.25, expires March 2015	234	5,850
90 Day Euro-Dollar Time Deposit, strike @ USD 99.38, expires September 2014	203	1,269
1 Year Euro-Dollar Midcurve, strike @ USD 99.13, expires July 2014	49	306
US Ultra Bond, strike @ USD 142.00, expires August 2014	63	15,750
		364,531
	Notional amount
Options purchased on interest rate swaps[10]: 1.65%
Expiring 01/17/18. If option exercised the Fund pays semi-annually 4.380% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 01/19/48. European style. Counterparty: JPMCB	$3,222,000	155,144

39

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

	Notional amount		Value
Options purchased—(Continued)
Options purchased on interest rate swaps[10]—(Continued)
Expiring 05/22/15. If option exercised the Fund pays semi-annually 2.350% and receives semi-annually floating 6 month JPY LIBOR. Underlying interest rate swap terminating 05/27/35. European style. Counterparty: BB	JPY	350,000,000	$5,922
Expiring 06/17/15. If option exercised the Fund pays semi-annually 2.190% and receives semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 06/17/17. European style. Counterparty: JPMCB	GBP	9,120,000	72,650
Expiring 06/17/15. If option exercised the Fund receives semi-annually 2.190% and pays semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 06/17/17. European style. Counterparty: JPMCB	GBP	9,120,000	102,249
Expiring 09/30/14. If option exercised the Fund pays annually 1.700% and receives semi-annually floating 6 month EURIBOR. Underlying interest rate swap terminating 10/02/16. European style. Counterparty: MLI	EUR	15,800,000	2
Expiring 09/30/14. If option exercised the Fund pays semi-annually 1.300% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 10/02/16. European style. Counterparty: MLI		$26,350,000	3,223
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB		3,050,000	1,347
	Notional amount	Value
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	$3,500,000	$127,290
Expiring 12/07/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	8,650,000	314,174
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	3,500,000	5,231
Expiring 12/07/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB	8,650,000	12,888
Expiring 12/19/17. If option exercised the Fund pays semi-annually 3.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB	8,650,000	316,698

40

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

	Notional amount	Value
Options purchased—(Concluded)
Options purchased on interest rate swaps[10]—(Concluded)
Expiring 12/19/17. If option exercised the Fund pays semi-annually 7.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB	$8,650,000	$13,222
		1,130,040
Total options purchased (cost $3,070,199)		1,883,771
Total investments: 107.75% (cost $71,410,380)		73,654,716
Liabilities, in excess of cash and other assets: (7.75%)		(5,294,854)
Net assets: 100.00%		$68,359,862

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $75,035,577; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,704,692
Gross unrealized depreciation	(3,085,553)
Net unrealized depreciation of investments	$(1,380,861)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 50. Portfolio footnotes begin on page 49.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	2,050,000	USD	1,881,575	09/04/14	$(42,449)
JPMCB	CHF	1,430,000	USD	1,593,430	09/04/14	(19,996)
JPMCB	GBP	265,000	USD	442,396	09/04/14	(10,886)
JPMCB	JPY	187,700,000	USD	1,845,995	09/04/14	(7,702)
JPMCB	USD	399,477	CAD	435,000	09/04/14	7,531
JPMCB	USD	196,330	CHF	175,000	09/04/14	1,118
JPMCB	USD	1,423,145	EUR	1,045,000	09/04/14	8,124
JPMCB	USD	288,957	JPY	29,400,000	09/04/14	1,393
MSCI	EUR	9,595,000	USD	13,049,907	09/04/14	(91,748)
MSCI	JPY	81,087,180	USD	790,000	09/04/14	(10,805)
MSCI	NZD	925,000	USD	773,541	09/04/14	(31,396)
Net unrealized depreciation on forward foreign currency contracts						$(196,816)

41

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 57 contracts (USD)	September 2014	$8,549,786	$8,546,437	$(3,349)
2 Year US Treasury Notes, 26 contracts (USD)	September 2014	5,712,311	5,709,438	(2,873)
5 Year US Treasury Notes, 36 contracts (USD)	September 2014	4,298,199	4,300,594	2,395
10 Year US Treasury Notes, 16 contracts (USD)	September 2014	1,993,020	2,002,750	9,730
US Treasury futures sell contracts:
US Long Bond, 59 contracts (USD)	September 2014	(8,087,334)	(8,094,063)	(6,729)
Interest rate futures buy contracts:
3 Month EURIBOR, 32 contracts (EUR)	December 2014	10,915,728	10,936,873	21,145
3 Month EURIBOR, 32 contracts (EUR)	March 2015	10,907,261	10,936,325	29,064
3 Month EURIBOR, 32 contracts (EUR)	June 2015	10,896,547	10,935,229	38,682
3 Month EURIBOR, 32 contracts (EUR)	September 2015	10,883,941	10,933,587	49,646
Euro-Bund, 12 contracts (EUR)	September 2014	2,392,687	2,415,610	22,923
Interest rate futures sell contracts:
90 Day Euro-Dollar Time Deposit, 16 contracts (USD)	September 2014	(3,987,744)	(3,990,400)	(2,656)
90 Day Euro-Dollar Time Deposit, 16 contracts (USD)	December 2014	(3,985,744)	(3,989,000)	(3,256)
90 Day Euro-Dollar Time Deposit, 16 contracts (USD)	March 2015	(3,982,144)	(3,985,800)	(3,656)
Euro-BTP, 16 contracts (EUR)	September 2014	(2,708,666)	(2,764,452)	(55,786)
Euro-Bund, 2 contracts (EUR)	September 2014	(398,830)	(402,602)	(3,772)
Net unrealized appreciation on futures contracts				$91,508

Currency swap agreements10

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[11]	Receive rate[11]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
BB	USD	7,666,854	AUD	8,158,397	12/24/22	3 month USD LIBOR	3 month BBSW	$—	$69,454	$69,454
CITI	AUD	8,158,397	USD	7,666,854	12/24/14	3 month BBSW	3 month USD LIBOR	—	(37,215)	(37,215)
CITI	JPY	762,000,000	USD	7,453,781	03/20/19	3 month JPY LIBOR	3 month USD LIBOR	—	(52,624)	(52,624)
CITI	USD	7,453,781	JPY	762,000,000	03/20/15	3 month USD LIBOR	3 month JPY LIBOR	—	72,304	72,304
JPMCB	AUD	1,884,491	USD	1,740,893	09/05/14	3 month BBSW	3 month USD LIBOR	—	(41,040)	(41,040)
JPMCB	USD	1,740,893	AUD	1,884,491	09/05/23	3 month USD LIBOR	3 month BBSW	—	47,904	47,904
								$—	$58,783	$58,783

42

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	USD	900,000	02/15/36	4.668%	3 month USD LIBOR	$240,913	$(226,832)	$14,081
CSFB	CAD	5,490,000	02/11/17	3 month BA	3.500%	(30,660)	302,293	271,633
CSFB	CAD	1,550,000	02/11/22	4.145	3 month BA	—	(196,703)	(196,703)
CSFB	USD	2,650,000	08/12/16	3 month USD LIBOR	1.194	—	43,072	43,072
DB	EUR	5,850,000	05/04/22	2.130	6 month EURIBOR	333,786	(621,681)	(287,895)
DB	EUR	2,600,000	05/04/42	6 month EURIBOR	2.460	—	221,209	221,209
DB	USD	3,000,000	12/15/15	1.521	3 month USD LIBOR	(41,000)	(50,697)	(91,697)
DB	USD	1,250,000	09/23/20	2.690	3 month USD LIBOR	(23,000)	(60,753)	(83,753)
DB	USD	4,550,000	02/15/38	4.474	3 month USD LIBOR	1,707,848	(1,031,392)	676,456
DB	USD	695,000	05/15/40	4.560	3 month USD LIBOR	—	(362,273)	(362,273)
DB	USD	875,000	05/15/40	3.470	3 month USD LIBOR	(157,000)	(114,657)	(271,657)
JPMCB	CAD	5,490,000	02/11/17	3.500	3 month BA	—	(302,293)	(302,293)
JPMCB	CAD	1,550,000	02/11/22	3 month BA	4.145	—	196,703	196,703
JPMCB	EUR	5,850,000	05/04/22	6 month EURIBOR	2.130	—	621,681	621,681
JPMCB	EUR	2,600,000	05/04/42	2.460	6 month EURIBOR	—	(221,209)	(221,209)
JPMCB	USD	4,500,000	02/18/16	2.532	3 month USD LIBOR	—	(193,015)	(193,015)
JPMCB	USD	70,000,000	07/03/42	1 month USD LIBOR	3 month USD LIBOR	—	302,194	302,194
MLI	CAD	9,280,000	04/09/17	3 month BA	1.978	—	110,046	110,046
MLI	USD	3,670,000	06/27/42	4.449	3 month USD LIBOR	1,506,538	(889,338)	617,200
MSCI	CAD	8,870,000	04/08/17	3.600	3 month BA	—	(502,307)	(502,307)
						$3,537,425	$(2,975,952)	$561,473

Credit default swaps on credit indices—buy protection12

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized depreciation
CITI	iTraxx Europe Sub Financials Series 21 Index	EUR	4,000,000	06/20/19	1.000%	$(68,970)	$5,986	$(62,984)
CITI	CDX.EM.Series 20 Index	USD	4,650,000	12/20/18	5.000	444,987	(523,823)	(78,836)
JPMCB	CDX.EM.Series 21 Index	USD	1,000,000	06/20/19	5.000	101,471	(120,898)	(19,427)
MLI	iTraxx Europe Crossover Series 19 Index	EUR	4,000,000	06/20/18	1.000	(36,953)	(113,256)	(150,209)
MSCI	CDX.EM.Series 21 Index	USD	4,700,000	06/20/19	5.000	509,053	(568,222)	(59,169)
						$949,588	$(1,320,213)	$(370,625)

43

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

Credit default swaps on corporate and sovereign issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized depreciation
BB	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	875,000	03/20/17	1.000%	$11,307	$(18,346)	$(7,039)
JPMCB	Government of France bond, 4.250%, due 04/25/19	USD	3,025,000	09/20/16	0.250	(97,127)	(8,619)	(105,746)
JPMCB	XL Group PLC bond, 6.250%, due 05/15/27	USD	875,000	03/20/17	1.000	(4,484)	(19,108)	(23,592)
JPMCB	Government of Japan bond, 2.000%, due 03/21/22	USD	2,500,000	12/20/17	1.000	12,581	(67,446)	(54,865)
MLI	XL Group PLC bond, 6.250%, due 05/15/27	USD	125,000	09/20/18	1.000	2,031	(3,469)	(1,438)
MLI	American International
	Group Inc. bond, 6.250%,
	due 05/01/36	USD	840,000	06/20/19	1.000	17,633	(19,636)	(2,003)
MSCI	V.F. Corp. bond, 5.950%, due 11/01/17	USD	2,750,000	12/20/16	1.000	17,591	(60,684)	(43,093)
						$(40,468)	$(197,308)	$(237,776)

Credit default swaps on credit indices—sell protection14

Counterparty	Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CSFB	CMBX.NA.BBB Series 6 Index	USD	2,550,000	05/11/63	3.000%	$103,103	$47,917	$151,020	2.750%
MLI	CDX.NA.HY.Series 15 Index	USD	1,150,000	12/20/15	5.000	36,204	83,772	119,976	1.520
MLI	CMBX.NA.BB Series 6 Index	USD	700,000	05/11/63	5.000	(21,859)	17,232	(4,627)	4.670
MSCI	CMBX.NA.A Series 6 Index	USD	2,550,000	05/11/63	2.000	32,640	54,160	86,800	1.740
						$150,088	$203,081	$353,169

Credit default swaps on corporate and sovereign issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[15]
CITI	State of Illinois bond, 5.000%, due 06/01/29	USD	800,000	12/20/23	1.000%	$55,905	$(52,396)	$3,509	1.910%
JPMCB	People's Republic of China bond, 4.250%, due 10/28/14	USD2,500,000		12/20/17	1.000	(6,654)	49,147	42,493	0.440
MLI	JPMorgan Chase & Co. bond, 4.750%, due 03/01/15	USD875,000		03/20/17	1.000	4,039	16,302	20,341	0.330

44

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

Credit default swaps on corporate and sovereign issues—sell protection14 (concluded)

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread[15]
MLI JPMorgan Chase & Co. bond,	4.750%, due 03/01/15	USD	125,000	09/20/18	1.000%	$(956)	$2,928	$1,972	0.440%
MLI General Electric Capital Corp.	bond, 5.625%, due 09/15/17	USD	840,000	06/20/19	1.000	(19,678)	22,800	3,122	0.440
						$32,656	$38,781	$71,437

Centrally cleared interest rate swap agreements

	Notional amount	Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
AUD	8,625,000	10/18/23	6 month BBSW	4.535%	$468,091	$468,091
EUR	4,500,000	09/24/19	1.810%	6 month EURIBOR	(334,808)	(334,808)
GBP	10,000,000	06/11/16	6 month GBP LIBOR	1.166	(39,849)	(39,849)
GBP	4,900,000	04/16/25	3.050	6 month GBP LIBOR	(30,095)	(30,095)
GBP	1,140,000	04/16/45	6 month GBP LIBOR	3.840	16,478	16,478
GBP	4,405,000	04/16/20	6 month GBP LIBOR	2.477	(24,758)	(24,758)
USD	4,800,000	01/17/19	2.171	3 month USD LIBOR	(79,241)	(79,241)
USD	1,750,000	08/31/18	2.033	3 month USD LIBOR	(7,871)	(7,871)
USD	11,000,000	11/21/18	1.582	3 month USD LIBOR	(48,654)	(48,654)
USD	5,250,000	09/24/19	2.347	3 month USD LIBOR	(130,268)	(130,268)
USD	8,250,000	12/12/23	3.200	3 month USD LIBOR	(355,107)	(355,107)
					$(566,082)	$(566,082)

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
CDX.NA.HY. Series 20 Index	USD	11,805,750	06/20/18	5.000%	$(1,145,474)	$(685,020)
iTraxx Europe Crossover Series 20 Index	EUR	2,150,000	12/20/18	5.000	(367,810)	(144,631)
CDX.NA.IG. Series 22 Index	USD	25,350,000	06/20/19	1.000	(508,079)	17,674
					$(2,021,363)	$(811,977)

Centrally cleared credit default swaps on credit indices—sell protection14

Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Value	Unrealized appreciation	Credit spread[15]
CDX.NA.HY. Series 21 Index	USD	1,358,280	12/20/18	5.000%	$127,176	$40	2.720%

45

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

Options written

	Expiration date	Premiums received	Value
Call options
2 Year Euro-Dollar Midcurve, 140 contracts, strike @ USD 98.50	September 2014	$34,510	$(20,125)
2 Year Euro-Dollar Midcurve, 210 contracts, strike @ USD 98.25	December 2014	70,140	(70,875)
3 Year Euro-Dollar Midcurve, 105 contracts, strike @ USD 98.75	June 2016	90,970	(85,313)
4 Year Euro-Dollar Midcurve, 152 contracts, strike @ USD 96.38	September 2014	105,868	(209,000)
Put options
1 Year Euro-Dollar Midcurve, 194 contracts, strike @ USD 99.25	August 2014	28,179	(23,038)
2 Year Euro-Dollar Midcurve, 140 contracts, strike @ USD 98.00	September 2014	34,965	(18,375)
2 Year Euro-Dollar Midcurve, 210 contracts, strike @ USD 97.25	December 2014	72,765	(21,000)
3 Year Euro-Dollar Midcurve, 105 contracts, strike @ USD 96.75	June 2016	67,857	(15,750)
4 Year Euro-Dollar Midcurve, 152 contracts, strike @ USD 96.38	September 2014	95,268	(7,600)
Options written on interest rate swaps[10]
If option exercised the Fund receives annually 1.200% and pays semi-annually floating 6 month EURIBOR. Underlying interest rate swap terminating 10/02/16. European style. Counterparty: MLI, Notional Amount EUR 15,800,000	September 2014	68,400	(17)
If option exercised the Fund receives quarterly floating 3 month EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 32,000,000	December 2014	180,156	(721,587)
If option exercised the Fund receives semi-annually 1.800% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 10/02/16. European style. Counterparty: MLI, Notional Amount USD 26,350,000	September 2014	47,430	(491)
If option exercised the Fund receives semi-annually 3.145% and pays semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 06/17/25. European style. Counterparty: MLI, Notional Amount GBP 2,400,000	June 2015	100,341	(81,014)
If option exercised the Fund receives semi-annually 4.320% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 01/19/20. European style. Counterparty: JPMCB, Notional Amount USD 27,900,000	January 2018	303,861	(149,712)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	194,625	(139,322)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/11/22. European style. Counterparty: BB, Notional Amount USD 7,000,000	December 2017	148,750	(56,501)
If option exercised the Fund receives semi-annually 5.000% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 12/21/22. European style. Counterparty: BB, Notional Amount USD 17,300,000	December 2017	216,250	(141,694)
If option exercised the Fund receives semi-annually 7.250% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	63,135	(296)
If option exercised the Fund receives semi-annually 8.760% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	38,735	(62)

46

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

Options written (concluded)

	Expiration date	Premiums received	Value
If option exercised the Fund receives semi-annually floating 6 month GBP LIBOR and pays semi-annually 3.145%. Underlying interest rate swap terminating 06/17/25. European style. Counterparty: MLI, Notional Amount GBP 2,400,000	June 2015	$100,341	$(108,236)
If option exercised the Fund receives semi-annually floating 6 month JPY LIBOR and pays semi-annually 1.750%. Underlying interest rate swap terminating 05/27/35. European style. Counterparty: BB, Notional Amount JPY 350,000,000	May 2015	107,782	(146,754)
Options written on credit default swaps on credit indices[10]
If option exercised payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: MLI, Notional Amount USD 7,000,000	September 2014	31,185	(25,746)
Total options written		$2,201,513	$(2,042,508)

Written options activity for the year ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	628	$369,502
Options written	4,517	1,432,393
Options terminated in closing purchase transactions	(3,737)	(1,201,373)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2014	1,408	$600,522

Written swaptions activity for the year ended June 30, 2014 was as follows:

Swaptions outstanding at June 30, 2013	$1,375,942
Swaptions written	1,367,374
Swaptions terminated in closing purchase transactions	(1,142,325)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2014	$1,600,991

47

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$39,303,740	$—	$39,303,740
Collateralized debt obligations	—	4,371,374	1,075,535	5,446,909
Commercial mortgage-backed securities	—	1,947,537	—	1,947,537
Mortgage & agency debt securities	—	2,193,928	—	2,193,928
Municipal bonds	—	1,618,405	—	1,618,405
US government obligations	—	6,247,716	—	6,247,716
Non-US government obligations	—	1,652,348	—	1,652,348
Investment company	—	12,199,300	—	12,199,300
Short-term investment	—	1,161,062	—	1,161,062
Options purchased	753,731	1,130,040	—	1,883,771
Forward foreign currency contracts	—	18,166	—	18,166
Futures contracts	173,585	—	—	173,585
Swap agreements	—	2,898,849	—	2,898,849
Total	$927,316	$74,742,465	$1,075,535	$76,745,316
Liabilities
Forward foreign currency contracts	$—	$(214,982)	$—	$(214,982)
Futures contracts	(82,077)	—	—	(82,077)
Swap agreements	—	(9,551,946)	—	(9,551,946)
Options written	(471,076)	(1,571,432)	—	(2,042,508)
Total	$(553,153)	$(11,338,360)	$—	$(11,891,513)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

	Collateralized debt obligations	Total
Assets
Beginning balance	$1,554,247	$1,554,247
Purchases	293,280	293,280
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	898	898
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	(9,310)	(9,310)
Transfers into Level 3	—	—
Transfers out of Level 3[16]	(763,580)	(763,580)
Ending balance	$1,075,535	$1,075,535

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2014 was $(9,310).

48

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2014

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $16,551,973 or 24.21% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2014 and changes periodically.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of these securities amounted to $7,440,165 or 10.88% of net assets.

5  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

6  Rate shown is the discount rate at date of purchase.

7  All or a portion of these securities have been designated as collateral for open swap agreements.

8  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2014. Maturity date disclosed is the ultimate maturity date.

9  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Net realized gain during the year ended 06/30/14	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$9,654,845	$49,388,826	$57,882,609	$—	$—	$1,161,062	$2,256
UBS Opportunistic Emerging Markets Debt Relationship Fund	16,719,829	1,000,000	5,900,000	793,397	(413,926)	12,199,300	—
	$26,374,674	$50,388,826	$63,782,609	$793,397	$(413,926)	$13,360,362	$2,256

10  Illiquid investment as of June 30, 2014.

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

15  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

16  Transfers out of Level 3 represent the value at the end of the year. At June 30, 2014, securities were transferred from Level 3 to Level 2 as the valuations are based on observable inputs from an established pricing source.

See accompanying notes to financial statements.
49

The UBS Funds

June 30, 2014

Portfolio acronyms

BA  Canadian Bankers' Acceptance Rate

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

CD KSDA  Korean Securities Dealer Association 91-day Certificate of Deposit Rate

CDI  Certificate of Interbank Deposits

CLO  Collateralized Loan Obligations

EURIBOR  Euro Interbank Offered Rate

FDIC  Federal Deposit Insurance Co.

GDP  Gross Domestic Product

GO  General Obligation

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

JIBAR  Johannesburg Interbank Agreed Rate

LIBOR  London Interbank Offered Rate

MXNTIIE  Mexico Interbank Equilibrium Interest Rate

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

OJSC  Open Joint Stock Company

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSFB  Credit Suisse First Boston

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

GHS  Ghanaian Cedi

HUF  Hungarian Forint

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

NZD  New Zealand Dollar

PEN  Peruvian Nuevo Sol

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romanian Leu

RUB  Russian Ruble

THB  Thai Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.
50

The UBS Funds

June 30, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2014 to June 30, 2014.

51

The UBS Funds

June 30, 2014 (unaudited)

		Beginning account value January 1, 2014	Ending account value June 30, 2014	Expenses paid during period* 01/01/14 – 06/30/14	Expense ratio during period
UBS Core Plus Bond Fund
Class A	Actual	$1,000.00	$1,043.20	$3.24	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.62	3.21	0.64
Class C	Actual	1,000.00	1,041.90	5.77	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.71	1.14
Class Y	Actual	1,000.00	1,045.80	1.98	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.86	1.96	0.39
UBS Emerging Markets Debt Fund
Class A	Actual	1,000.00	1,063.40	6.40	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class C	Actual	1,000.00	1,062.00	8.95	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.12	8.75	1.75
Class Y	Actual	1,000.00	1,064.60	5.12	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	992.80	4.69	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class C	Actual	1,000.00	990.00	7.15	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class Y	Actual	1,000.00	993.10	3.46	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.51	0.70

52

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53

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2014

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$27,334,717	$22,490,293
Affiliated issuers	9,275,951	1,216,930
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	236,033	—
Foreign currency	96,819	130,875
	$36,943,520	$23,838,098
Investments, at value:
Unaffiliated issuers	$27,859,486	$21,554,836
Affiliated issuers	9,416,179	1,216,930
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	236,033	—
Foreign currency	100,734	131,413
Cash	—	30,050
Receivables:
Investment securities sold	2,341,204	299,114
Interest	165,140	352,200
Fund shares sold	15,393	—
Foreign tax reclaims	—	20,853
Due from advisor	22,545	10,400
Dividends	459	102
Variation margin on futures contracts	28,533	—
Variation margin on centrally cleared swap agreements	56,078	—
Due from broker for futures contracts	—	6,120
Cash collateral from securities loaned	121,749	—
Cash collateral for futures contracts	70,930	22,584
Cash collateral for swap agreements	14,905	—
Outstanding swap agreements, at value[2]	27,768	22,718
Unrealized appreciation on forward foreign currency contracts	—	9,206
Other assets	28,791	37,068
Total assets	40,505,927	23,713,594
Liabilities:
Payables:
Cash collateral from securities loaned	357,782	—
Investment securities purchased	9,759,555	199,190
Custody and fund accounting fees	18,408	24,311
Fund shares redeemed	31,241	—
Distribution and service fees	1,560	28
Due to custodian	1,404	—
Due to broker for futures contracts	7,823	—
Due to broker for swap agreements	—	—
Variation margin on futures contracts	—	4,896
Accrued expenses	80,107	85,620
Options written, at value[3]	123,543	—
Outstanding swap agreements, at value[2]	8,130	223,995
Unrealized depreciation on forward foreign currency contracts	24,310	11,731
Total liabilities	10,413,863	549,771
Net assets	$30,092,064	$23,163,823

1  The market value of securities loaned by UBS Core Plus Bond Fund as of June 30, 2014, was $420,516.

2  Net upfront payments received by UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund were $4,166, $151,741 and $4,629,289, respectively.

3  Premiums received by UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund were $153,868 and $2,201,513, respectively.

54

The UBS Funds

Financial statements

UBS Fixed Income Opportunities Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$58,900,293
Affiliated issuers	12,510,087
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—
Foreign currency	152,784
$71,563,164
Investments, at value:
Unaffiliated issuers	$60,294,354
Affiliated issuers	13,360,362
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	—
Foreign currency	153,812
Cash	—
Receivables:
Investment securities sold	95,851
Interest	700,369
Fund shares sold	6,810
Foreign tax reclaims	4,492
Due from advisor	511
Dividends	54
Variation margin on futures contracts	93,613
Variation margin on centrally cleared swap agreements	53,080
Due from broker for futures contracts	—
Cash collateral from securities loaned	—
Cash collateral for futures contracts	508,214
Cash collateral for swap agreements	988,875
Outstanding swap agreements, at value[2]	2,287,104
Unrealized appreciation on forward foreign currency contracts	18,166
Other assets	28,895
Total assets	78,594,562
Liabilities:
Payables:
Cash collateral from securities loaned	—
Investment securities purchased	95,819
Custody and fund accounting fees	26,674
Fund shares redeemed	789,339
Distribution and service fees	12,926
Due to custodian	3,010
Due to broker for futures contracts	349,558
Due to broker for swap agreements	87,400
Variation margin on futures contracts	—
Accrued expenses	132,552
Options written, at value[3]	2,042,508
Outstanding swap agreements, at value[2]	6,479,932
Unrealized depreciation on forward foreign currency contracts	214,982
Total liabilities	10,234,700
Net assets	$68,359,862

See accompanying notes to financial statements.
55

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2014

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Net assets consist of:
Beneficial interest	$63,321,755	$24,626,533
Accumulated undistributed (distributions in excess of) net investment income	465,952	(166,264)
Accumulated net realized loss	(34,455,128)	(304,662)
Net unrealized appreciation (depreciation)	759,485	(991,784)
Net assets	$30,092,064	$23,163,823
Class A:
Net assets	$3,225,644	$70,208
Shares outstanding	351,266	7,619
Net asset value and redemption proceeds per share	$9.18	$9.21
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.61	$9.64
Class C:
Net assets	$1,435,252	$20,669
Shares outstanding	156,879	2,240
Net asset value and offering price per share	$9.15	$9.23
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.08	$9.16
Class Y:
Net assets	$25,431,168	$23,072,946
Shares outstanding	2,774,099	2,500,010
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$9.17	$9.23

1  For Class A, the maximum sales charge is 4.50% for each Fund, Classes C and Y have no front-end sales charges. For Class A shares of each Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class C, the maximum contingent deferred sales charge is 0.75% for each Fund. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

56

The UBS Funds

Financial statements

UBS Fixed Income Opportunities Fund
Net assets consist of:
Beneficial interest	$69,505,473
Accumulated undistributed (distributions in excess of) net investment income	1,207,970
Accumulated net realized loss	(3,713,589)
Net unrealized appreciation (depreciation)	1,360,008
Net assets	$68,359,862
Class A:
Net assets	$40,365,904
Shares outstanding	4,203,959
Net asset value and redemption proceeds per share	$9.60
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.05
Class C:
Net assets	$6,854,512
Shares outstanding	714,649
Net asset value and offering price per share	$9.59
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.52
Class Y:
Net assets	$21,139,446
Shares outstanding	2,198,747
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$9.61
See accompanying notes to financial statements.
57

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2014

	UBS Core Plus Bond Fund	UBS Emerging Markets Debt Fund
Investment income:
Interest and other	$791,288	$1,206,572
Affiliated income	4,135	1,688
Securities lending[1]	2,967	—
Foreign tax withheld	—	(5,235)
Total income	798,390	1,203,025
Expenses:
Advisory and administration	181,784	186,889
Distribution and service:
Class A	12,479	135
Class C	11,829	71
Transfer agency and related services fees:
Class A	5,631	7,087
Class C	2,692	1,235
Class Y	4,798	678
Custodian and fund accounting	55,564	72,362
Federal and state registration	41,682	36,738
Professional services	99,114	112,400
Shareholder reports	11,550	6,258
Trustees	21,430	20,422
Amortization of offering costs	—	7,309
Other	17,682	14,578
Total expenses	466,235	466,162
Fee waivers and/or expense reimbursements by Advisor	(318,611)	(239,427)
Net expenses	147,624	226,735
Net investment income	650,766	976,290
Net realized gain (loss) on:
Investments in unaffiliated issuers	70,386	(400,435)
Investments in affiliated issuers	28,623	—
Futures contracts	(6,540)	(3,928)
Options written	54,508	46,556
Swap agreements	49,794	22,363
Forward foreign currency contracts	(62,887)	(184,794)
Foreign currency transactions	1,436	(19,892)
Net realized gain (loss)	135,320	(540,130)
Change in net unrealized appreciation/depreciation on:
Investments	832,682	636,971
Futures contracts	60,495	30,258
Options written	29,524	(16,637)
Swap agreements	83,754	(50,080)
Forward foreign currency contracts	(21,888)	53,241
Translation of other assets and liabilities denominated in foreign currency	5,556	8,295
Change in net unrealized appreciation/depreciation	990,123	662,048
Net realized and unrealized gain (loss)	1,125,443	121,918
Net increase (decrease) in net assets resulting from operations	$1,776,209	$1,098,208

1  Includes affiliated income from UBS Private Money Market Fund LLC of $21 for UBS Core Plus Bond Fund.

58

The UBS Funds

Financial statements

UBS Fixed Income Opportunities Fund
Investment income:
Interest and other	$3,537,855
Affiliated income	2,256
Securities lending[1]	—
Foreign tax withheld	(3,002)
Total income	3,537,109
Expenses:
Advisory and administration	693,492
Distribution and service:
Class A	134,952
Class C	66,371
Transfer agency and related services fees:
Class A	27,218
Class C	4,497
Class Y	39
Custodian and fund accounting	81,103
Federal and state registration	42,804
Professional services	126,792
Shareholder reports	67,474
Trustees	28,525
Amortization of offering costs	—
Other	43,786
Total expenses	1,317,053
Fee waivers and/or expense reimbursements by Advisor	(442,979)
Net expenses	874,074
Net investment income	2,663,035
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,233,990)
Investments in affiliated issuers	793,397
Futures contracts	2,350,568
Options written	1,439,375
Swap agreements	(1,055,450)
Forward foreign currency contracts	(1,420,667)
Foreign currency transactions	(266,414)
Net realized gain (loss)	(1,393,181)
Change in net unrealized appreciation/depreciation on:
Investments	299,824
Futures contracts	277,456
Options written	286,024
Swap agreements	(3,542,750)
Forward foreign currency contracts	91,630
Translation of other assets and liabilities denominated in foreign currency	6,656
Change in net unrealized appreciation/depreciation	(2,581,160)
Net realized and unrealized gain (loss)	(3,974,341)
Net increase (decrease) in net assets resulting from operations	$(1,311,306)

See accompanying notes to financial statements.
59

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Core Plus Bond Fund		UBS Emerging Markets Debt Fund
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Period ended June 30, 2013[1]
Operations:
Net investment income	$650,766	$763,581	$976,290	$1,171,167
Net realized gain (loss)	135,320	525,939	(540,130)	312,880
Change in net unrealized appreciation/depreciation	990,123	(1,068,323)	662,048	(1,653,832)
Net increase (decrease) in net assets from operations	1,776,209	221,197	1,098,208	(169,785)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(130,087)	(151,841)	(2,092)	(576)
Return of capital	—	—	(1,096)	—
Net realized gain	—	—	—	(1)
Total Class A dividends and distributions	(130,087)	(151,841)	(3,188)	(577)
Class C:
Net investment income	(32,432)	(40,360)	(349)	(4)
Return of capital	—	—	(183)	—
Net realized gain	—	—	—	(1)
Total Class C dividends and distributions	(32,432)	(40,360)	(532)	(5)
Class Y:
Net investment income	(698,024)	(845,766)	(835,702)	(1,387,506)
Return of capital	—	—	(438,053)	—
Net realized gain	—	—	—	(193,501)
Total Class Y dividends and distributions	(698,024)	(845,766)	(1,273,755)	(1,581,007)
Decrease in net assets from dividends and distributions	(860,543)	(1,037,967)	(1,277,475)	(1,581,589)
Beneficial interest transactions:
Proceeds from shares sold	2,857,644	6,067,870	71,901	25,037,036
Shares issued on reinvestment of dividends and distributions	783,676	962,122	3,711	572
Cost of shares redeemed	(9,567,176)	(14,408,311)	(18,756)	—
Redemption fees	2,519	631	—	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	(5,923,337)	(7,377,688)	56,856	25,037,608
Increase (decrease) in net assets	(5,007,671)	(8,194,458)	(122,411)	23,286,234
Net assets, beginning of period	35,099,735	43,294,193	23,286,234	—
Net assets, end of period	$30,092,064	$35,099,735	$23,163,823	$23,286,234
Accumulated undistributed (distributions in excess of) net investment income	$465,952	$505,618	$(166,264)	$(34,681)

1  For the period July 23, 2012 (commencement of operations) to June 30, 2013.

60

The UBS Funds

Financial statements

	UBS Fixed Income Opportunities Fund
	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income	$2,663,035	$2,435,713
Net realized gain (loss)	(1,393,181)	(3,031,625)
Change in net unrealized appreciation/depreciation	(2,581,160)	3,800,155
Net increase (decrease) in net assets from operations	(1,311,306)	3,204,243
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	(772,176)
Return of capital	(323,641)	(345,784)
Net realized gain	—	—
Total Class A dividends and distributions	(323,641)	(1,117,960)
Class C:
Net investment income	—	(113,518)
Return of capital	(7,814)	(63,792)
Net realized gain	—	—
Total Class C dividends and distributions	(7,814)	(177,310)
Class Y:
Net investment income	—	(1,074,527)
Return of capital	(277,596)	(271,348)
Net realized gain	—	—
Total Class Y dividends and distributions	(277,596)	(1,345,875)
Decrease in net assets from dividends and distributions	(609,051)	(2,641,145)
Beneficial interest transactions:
Proceeds from shares sold	35,696,320	47,534,097
Shares issued on reinvestment of dividends and distributions	362,694	1,281,575
Cost of shares redeemed	(57,876,190)	(27,919,018)
Redemption fees	37,173	1,524
Net increase (decrease) in net assets resulting from beneficial interest transactions	(21,780,003)	20,898,178
Increase (decrease) in net assets	(23,700,360)	21,461,276
Net assets, beginning of period	92,060,222	70,598,946
Net assets, end of period	$68,359,862	$92,060,222
Accumulated undistributed (distributions in excess of) net investment income	$1,207,970	$214,186

See accompanying notes to financial statements.
61

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$8.91	$9.13	$8.70	$8.69	$8.17
Income from investment operations:
Net investment income[1]	0.17	0.16	0.20	0.24	0.28
Net realized and unrealized gain (loss)	0.33	(0.15)	0.46	0.18	0.73
Total income from investment operations	0.50	0.01	0.66	0.42	1.01
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.23)	(0.23)	(0.23)	(0.41)	(0.49)
Net asset value, end of year	$9.18	$8.91	$9.13	$8.70	$8.69
Total investment return[2]	5.68%	0.06%	7.64%	5.00%	12.72%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.69%	1.58%	1.45%	1.45%	1.39%
Expenses after fee waivers and/or expense reimbursement	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.89%	1.77%	2.18%	2.76%	3.30%
Supplemental data:
Net assets, end of year (000's)	$3,226	$6,951	$7,606	$5,996	$8,956
Portfolio turnover rate	506%	374%	509%	400%	283%

	Class C
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$8.88	$9.10	$8.68	$8.66	$8.15
Income from investment operations:
Net investment income[1]	0.12	0.12	0.15	0.20	0.24
Net realized and unrealized gain (loss)	0.33	(0.16)	0.45	0.19	0.72
Total income from investment operations	0.45	(0.04)	0.60	0.39	0.96
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.18)	(0.18)	(0.18)	(0.37)	(0.45)
Net asset value, end of year	$9.15	$8.88	$9.10	$8.68	$8.66
Total investment return[2]	5.30%	(0.55)%	7.01%	4.60%	12.06%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.28%	2.02%	1.91%	1.92%	1.86%
Expenses after fee waivers and/or expense reimbursement	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.38%	1.29%	1.70%	2.27%	2.80%
Supplemental data:
Net assets, end of year (000's)	$1,435	$1,724	$2,187	$2,175	$2,628
Portfolio turnover rate	506%	374%	509%	400%	283%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

62

UBS Core Plus Bond Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$8.89	$9.11	$8.69	$8.68	$8.16
Income from investment operations:
Net investment income[1]	0.19	0.19	0.22	0.26	0.30
Net realized and unrealized gain (loss)	0.34	(0.16)	0.45	0.19	0.74
Total income from investment operations	0.53	0.03	0.67	0.45	1.04
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.25)	(0.25)	(0.25)	(0.44)	(0.52)
Net asset value, end of year	$9.17	$8.89	$9.11	$8.69	$8.68
Total investment return[2]	6.08%	0.31%	7.80%	5.26%	13.02%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.38%	1.20%	1.12%	1.12%	1.09%
Expenses after fee waivers and/or expense reimbursement	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	2.13%	2.04%	2.44%	3.02%	3.53%
Supplemental data:
Net assets, end of year (000's)	$25,431	$26,425	$33,501	$31,047	$34,659
Portfolio turnover rate	506%	374%	509%	400%	283%

See accompanying notes to financial statements.
63

UBS Emerging Markets Debt Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	Year ended June 30, 2014	For the period ended June 30, 2013[3]	Year ended June 30, 2014	For the period ended June 30, 2013[3]
Net asset value, beginning of period	$9.29	$10.00	$9.31		$10.00
Income (loss) from investment operations:
Net investment income[1]	0.36	0.39	0.31		0.27
Net realized and unrealized gain (loss)	0.05	(0.52)	0.02		(0.52)
Total income (loss) from investment operations	0.41	(0.13)	0.33		(0.25)
Less dividends/distributions:
From net investment income	(0.32)	(0.50)	(0.27)		(0.36)
Return of capital	(0.17)	—	(0.14)		—
From net realized gains	—	(0.08)	—		(0.08)
Total dividends/distributions	(0.49)	(0.58)	(0.41)		(0.44)
Net asset value, end of period	$9.21	$9.29	$9.23		$9.31
Total investment return[2]	4.65%	(1.78)%	3.72%		(2.85)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	15.41%	36.21%[4]	15.92%		2,391.59%[4]
Expenses after fee waivers and/or expense reimbursement	1.25%	1.25%[4]	1.75%		1.75%[4]
Net investment income	4.03%	4.80%[4]	3.46%		2.78%[4]
Supplemental data:
Net assets, end of period (000's)	$70	$34	$21	$	—[5]
Portfolio turnover rate	39%	41%	39%		41%

	Class Y
	Year ended June 30, 2014	For the period ended June 30, 2013[3]
Net asset value, beginning of period	$9.30	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.39	0.47
Net realized and unrealized gain (loss)	0.05	(0.54)
Total income (loss) from investment operations	0.44	(0.07)
Less dividends/distributions:
From net investment income	(0.33)	(0.55)
Return of capital	(0.18)	—
From net realized gains	—	(0.08)
Total dividends/distributions	(0.51)	(0.63)
Net asset value, end of period	$9.23	$9.30
Total investment return[2]	5.01%	(1.16)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.02%	2.10%[4]
Expenses after fee waivers and/or expense reimbursement	1.00%	1.00%[4]
Net investment income	4.31%	4.83%[4]
Supplemental data:
Net assets, end of period (000's)	$23,073	$23,253
Portfolio turnover rate	39%	41%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period July 23, 2012 (commencement of operations) through June 30, 2013.

4  Annualized.

5  Amount rounds to less than $1,000.

See accompanying notes to financial statements.
64

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65

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,			For the period ended
	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.78	$9.66	$9.93	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.27	0.28	0.37	0.21
Net realized and unrealized gain (loss)	(0.39)	0.13	(0.05)	(0.15)
Total income (loss) from investment operations	(0.12)	0.41	0.32	0.06
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.02
Less dividends/distributions:
From net investment income	—	(0.22)	(0.34)	(0.05)
Return of capital	(0.06)	(0.07)	—	(0.10)
From net realized gains	—	—	(0.25)	—
Total dividends/distributions	(0.06)	(0.29)	(0.59)	(0.15)
Net asset value, end of period	$9.60	$9.78	$9.66	$9.93
Total investment return[2]	(1.14)%	4.15%	3.33%	0.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.43%	1.42%	1.42%	1.39%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%[5]
Net investment income	2.75%	2.84%	3.80%	3.53%[5]
Supplemental data:
Net assets, end of period (000's)	$40,366	$47,140	$37,935	$67,314
Portfolio turnover rate	38%	60%	63%	48%

	Class Y
	Year ended June 30,			For the period ended
	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.79	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.29	0.30	0.40	0.23
Net realized and unrealized gain (loss)	(0.39)	0.13	(0.05)	(0.13)
Total income (loss) from investment operations	(0.10)	0.43	0.35	0.10
Redemption fees	0.00[4]	0.00[4]	0.00[4]	—
Less dividends/distributions:
From net investment income	—	(0.24)	(0.37)	(0.06)
Return of capital	(0.08)	(0.07)	—	(0.10)
From net realized gains	—	—	(0.25)	—
Total dividends/distributions	(0.08)	(0.31)	(0.62)	(0.16)
Net asset value, end of period	$9.61	$9.79	$9.67	$9.94
Total investment return[2]	(0.99)%	4.50%	3.60%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.14%	1.13%	1.14%	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%[5]
Net investment income	2.99%	3.06%	4.06%	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$21,139	$36,112	$26,145	$25,523
Portfolio turnover rate	38%	60%	63%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

66

UBS Fixed Income Opportunities Fund

Financial highlights

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

	Class C
	Year ended June 30,			For the period ended
	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.76	$9.65	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.22	0.23	0.32	0.18
Net realized and unrealized gain (loss)	(0.38)	0.12	(0.05)	(0.14)
Total income (loss) from investment operations	(0.16)	0.35	0.27	0.04
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]
Less dividends/distributions:
From net investment income	—	(0.17)	(0.29)	(0.02)
Return of capital	(0.01)	(0.07)	—	(0.10)
From net realized gains	—	—	(0.25)	—
Total dividends/distributions	(0.01)	(0.24)	(0.54)	(0.12)
Net asset value, end of period	$9.59	$9.76	$9.65	$9.92
Total investment return[2]	(1.65)%	3.65%	2.82%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.93%	1.92%	1.93%	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.45%[5]
Net investment income	2.24%	2.34%	3.31%	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$6,855	$8,808	$6,519	$8,116
Portfolio turnover rate	38%	60%	63%	48%

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
67

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund, and UBS Fixed Income Opportunities Fund (each a "Fund", and collectively, the "Funds"). At Board meetings held in December 2013 and April 2014, the Board of Trustees (the "Board") approved certain changes to the Class Y shares of each series of the Trust to permit wrap fee advisory program accounts to purchase Class Y shares. The Board also approved the tax-free conversion of wrap fee advisory program accounts currently holding Class A shares or Class C shares (post-CDSC) into Class Y shares. In connection with these changes, the Board approved the redesignation of Class Y shares as Class P shares, effective on or about July 28, 2014.

Each of the Funds covered by this report is diversified, except for UBS Emerging Markets Debt Fund which is non-diversified. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable

68

The UBS Funds

Notes to financial statements

investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

69

The UBS Funds

Notes to financial statements

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative

70

The UBS Funds

Notes to financial statements

instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2014, except for forward foreign currency contracts and options for UBS Emerging Markets Debt Fund for which the average volume during the year was greater than at year end.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2014 is as follows:

Asset derivatives

	Interest rate risk	Credit risk	Total
UBS Core Plus Bond Fund
Futures contracts[1]	$34,744	$—	$34,744
Options purchased[2]	87,006	—	87,006
Swap agreements[1,2]	30,935	27,768	58,703
Total value	$152,685	$27,768	$180,453

1  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers at value. Outstanding swap agreements are shown at value, except centrally cleared swap.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts[1]	$—	$—	$(24,310)	$(24,310)
Futures contracts[2]	(6,587)	—	—	(6,587)
Options written[1]	(113,453)	(10,090)	—	(123,543)
Swap agreements[1]	(5,304)	(2,826)	—	(8,130)
Total value	$(125,344)	$(12,916)	$(24,310)	$(162,570)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

71

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2014, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$(62,887)	$(62,887)
Futures contracts	(6,540)	—	—	—	(6,540)
Options purchased[2]	(25,347)	—	—	—	(25,347)
Options written	1,658	—	52,850	—	54,508
Swap agreements	48,682	4,399	(3,287)	—	49,794
Total net realized gain (loss)	$18,453	$4,399	$49,563	$(62,887)	$9,528
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$(21,888)	$(21,888)
Futures contracts	60,495	—	—	—	60,495
Options purchased[2]	(81,345)	—	—	—	(81,345)
Options written	27,437	—	2,087	—	29,524
Swap agreements	26,081	—	57,673	—	83,754
Total change in net unrealized appreciation/depreciation	$32,668	$—	$59,760	$(21,888)	$70,540

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$—	$9,206	$9,206
Futures contracts[2]	7,895	—	—	7,895
Swap agreements[1]	11,570	56	11,092	22,718
Total value	$19,465	$56	$20,298	$39,819

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Forward foreign currency contracts[1]	$—	$—	$(11,731)	$(11,731)
Futures contracts[2]	(12,791)	—	—	(12,791)
Swap agreements[1]	(66,001)	(157,994)	—	(223,995)
Total value	$(78,792)	$(157,994)	$(11,731)	$(248,517)

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

72

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Emerging Markets Debt Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(184,794)	$(184,794)
Futures contracts	(3,928)	—	—	(3,928)
Options purchased[2]	—	—	(108,204)	(108,204)
Options written	—	—	46,556	46,556
Swap agreements	1,102	22,922	(1,661)	22,363
Total net realized gain (loss)	$(2,826)	$22,922	$(248,103)	$(228,007)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$53,241	$53,241
Futures contracts	30,258	—	—	30,258
Options purchased[2]	—	—	49,482	49,482
Options written	—	—	(16,637)	(16,637)
Swap agreements	(26,494)	(21,636)	(1,950)	(50,080)
Total change in net unrealized appreciation/depreciation	$3,764	$(21,636)	$84,136	$66,264

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$18,166	$18,166
Futures contracts[2]	173,585	—	—	173,585
Options purchased[1]	1,883,771	—	—	1,883,771
Swap agreements[1,2]	2,281,767	427,420	189,662	2,898,849
Total value	$4,339,123	$427,420	$207,828	$4,974,371

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

73

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward foreign currency contracts[1]	$—	$—	$(214,982)	$(214,982)
Futures contracts[2]	(82,077)	—	—	(82,077)
Options written[1]	(2,016,762)	(25,746)	—	(2,042,508)
Swap agreements[1,2]	(5,823,801)	(3,597,266)	(130,879)	(9,551,946)
Total value	$(7,922,640)	$(3,623,012)	$(345,861)	$(11,891,513)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Activities in derivative instruments during the year ended June 30, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(1,420,667)	$(1,420,667)
Futures contracts	2,350,568	—	—	2,350,568
Options purchased[2]	(4,399,431)	—	—	(4,399,431)
Options written	1,093,963	345,412	—	1,439,375
Swap agreements	1,262,717	(2,397,728)	79,561	(1,055,450)
Total net realized gain (loss)	$307,817	$(2,052,316)	$(1,341,106)	$(3,085,605)
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$91,630	$91,630
Futures contracts	277,456	—	—	277,456
Options purchased[2]	(1,965,815)	—	—	(1,965,815)
Options written	333,727	(47,703)	—	286,024
Swap agreements	(2,315,311)	(1,289,577)	62,138	(3,542,750)
Total change in net unrealized appreciation/depreciation	$(3,669,943)	$(1,337,280)	$153,768	$(4,853,455)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

74

The UBS Funds

Notes to financial statements

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement.

UBS Core Plus Bond Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	—	(24,310)
Futures contracts[1]	34,744	(6,587)
Options purchased	87,006	—
Options written	—	(123,543)
Swap agreements[1]	58,703	(8,130)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	180,453	(162,570)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(152,685)	120,040
Total gross amount of assets and liabilities subject to MNA or similar agreements	27,768	(42,530)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported In the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
CSI	6,577	—	—	6,577
MLI	13,757	(12,660)	—	1,097
MSC	7,434	(2,826)	—	4,608
Total	27,768	(15,486)	—	12,282
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
CIBC	(2,640)	—	—	(2,640)
GSI	(2,249)	—	—	(2,249)
JPMCB	(17,075)	—	—	(17,075)
MLI	(12,660)	12,660	—	—
MSC	(2,826)	2,826	—	—
MSCI	(5,080)	—	—	(5,080)
Total	(42,530)	15,486	—	(27,044)

75

The UBS Funds

Notes to financial statements

UBS Emerging Markets Debt Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	9,206	(11,731)
Futures contracts[1]	7,895	(12,791)
Swap agreements[1]	22,718	(223,995)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	39,819	(248,517)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(7,895)	12,791
Total gross amount of assets and liabilities subject to MNA or similar agreements	31,924	(235,726)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported In the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

UBS Emerging Markets Debt Fund

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
BB	13,576	(13,576)	—	—
CIBC	1,688	—	—	1,688
CITI	11,570	(11,570)	—	—
CSI	1,516	(145)	—	1,371
DB	3,374	(3,374)	—	—
GSI	200	(200)	—	—
Total	31,924	(28,865)	—	3,059
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
BB	(29,549)	13,576	—	(15,973)
CITI	(11,806)	11,570	—	(236)
CSI	(145)	145	—	—
DB	(33,170)	3,374	—	(29,796)
GSI	(113,268)	200	—	(113,068)
MLI	(47,788)	—	—	(47,788)
Total	(235,726)	28,865	—	(206,861)

UBS Fixed Income Opportunities Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	18,166	(214,982)
Futures contracts[1]	173,585	(82,077)
Options purchased	1,883,771	—
Options written	—	(2,042,508)
Swap agreements[1]	2,898,849	(9,551,946)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	4,974,371	(11,891,513)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(1,539,061)	3,625,167
Total gross amount of assets and liabilities subject to MNA or similar agreements	3,435,310	(8,266,346)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported In the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

76

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
BB	864,879	(864,879)	—	—
CITI	78,290	(78,290)	—	—
CSFB	393,282	(196,703)	—	196,579
DB	222,556	(222,556)	—	—
JPMCB	1,565,838	(1,204,373)	—	361,465
MLI	256,305	(256,305)	—	—
MSCI	54,160	(54,160)	—	—
Total	3,435,310	(2,877,266)	—	558,044
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
BB	(1,224,204)	864,879	—	(359,325)
CITI	(892,890)	78,290	—	(814,600)
CSFB	(196,703)	196,703	—	—
DB	(2,241,811)	222,556	—	(2,019,255)
JPMCB	(1,204,373)	1,204,373	—	—
MLI	(1,241,203)	256,305	—	(984,898)
MSCI	(1,265,162)	54,160	—	(1,211,002)
Total	(8,266,346)	2,877,266	—	(5,389,080)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each

77

The UBS Funds

Notes to financial statements

Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

78

The UBS Funds

Notes to financial statements

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

79

The UBS Funds

Notes to financial statements

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection", "Credit default swaps on corporate and sovereign issues—sell protection" and "Centrally cleared credit default swaps on credit indices—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put

80

The UBS Funds

Notes to financial statements

option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income monthly except UBS Fixed Income Opportunities Fund which will distribute its net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be

81

The UBS Funds

Notes to financial statements

predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2014, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Core Plus Bond Fund	0.500%	0.475%	0.450%	0.425%	0.400%
UBS Emerging Markets Debt Fund	0.750	0.750	0.750	0.750	0.750
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650

For UBS Core Plus Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2014, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Core Plus Bond Fund	0.64%	1.14%	0.39%	$(24,386)	$158,073	$318,611
UBS Emerging Markets Debt Fund	1.25	1.75	1.00	(11,934)	169,899	239,427
UBS Fixed Income Opportunities Fund	0.95	1.45	0.70	(5,152)	621,751	442,979

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the year ended June 30, 2014 are subject to repayment through June 30, 2017.

82

The UBS Funds

Notes to financial statements

At June 30, 2014, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2015	Expires June 30, 2016	Expires June 30, 2017
UBS Core Plus Bond Fund—Class A	$175,206	$63,846	$58,776	$52,584
UBS Core Plus Bond Fund—Class C	52,736	17,126	17,658	17,952
UBS Core Plus Bond Fund—Class Y	739,978	241,662	250,241	248,075
UBS Emerging Markets Debt Fund—Class A	12,179	—	4,525	7,654
UBS Emerging Markets Debt Fund—Class C	3,656	—	2,316	1,340
UBS Emerging Markets Debt Fund—Class Y	496,115	—	265,682	230,433
UBS Fixed Income Opportunities Fund—Class A	672,454	242,230	171,521	258,703
UBS Fixed Income Opportunities Fund—Class C	110,460	35,078	32,820	42,562
UBS Fixed Income Opportunities Fund—Class Y	425,948	112,949	171,285	141,714

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2014, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Core Plus Bond Fund	$1,841	$23,711
UBS Emerging Markets Debt Fund	1,534	16,990
UBS Fixed Income Opportunities Fund	4,641	71,741

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2014 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at June 30, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at June 30, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

83

The UBS Funds

Notes to financial statements

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Core Plus Bond Fund	0.25%	0.75%
UBS Emerging Markets Debt Fund	0.25	0.75
UBS Fixed Income Opportunities Fund	0.25	0.75

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At June 30, 2014, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2014, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Core Plus Bond Fund—Class A	$666	$455
UBS Core Plus Bond Fund—Class C	894	—
UBS Emerging Markets Debt Fund—Class A	15	1,058
UBS Emerging Markets Debt Fund—Class C	13	—
UBS Fixed Income Opportunities Fund—Class A	8,533	31,583
UBS Fixed Income Opportunities Fund—Class C	4,393	3,543

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Core Plus Bond Fund	$1,805
UBS Emerging Markets Debt Fund	94
UBS Fixed Income Opportunities Fund	17,057

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.
84

The UBS Funds

Notes to financial statements

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. In addition, UBS Core Plus Bond Fund received US government agency securities as collateral with a market value of $71,506, which can not be resold. The value of loaned securities and related collateral at June 30, 2014 was as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Cash collateral received
UBS Core Plus Bond Fund	$420,516	$429,288	$357,782

6. Purchases and sales of securities

For the year ended June 30, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$128,637,135	$133,689,023
UBS Emerging Markets Debt Fund	8,248,560	7,968,786
UBS Fixed Income Opportunities Fund	33,344,871	48,880,718

For the year ended June 30, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$22,759,820	$25,637,911
UBS Fixed Income Opportunities Fund	3,457,839	5,983,235

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

85

The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal years ended June 30, 2014 and June 30, 2013 were as follows:

	2014
Fund	Distributions paid from ordinary income	Return of capital	Total distributions paid
UBS Core Plus Bond Fund	$860,543	$—	$860,543
UBS Emerging Markets Debt Fund	838,143	439,332	1,277,475
UBS Fixed Income Opportunities Fund	—	609,051	609,051

	2013
Fund	Distributions paid from ordinary income	Return of capital	Distributions paid from net long-term capital gains	Total distributions paid
UBS Core Plus Bond Fund	$1,037,967	$—	$—	$1,037,967
UBS Emerging Markets Debt Fund	1,491,519	—	90,070	1,581,589
UBS Fixed Income Opportunities Fund	1,960,221	680,924	—	2,641,145

At June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Core Plus Bond Fund	$461,492	$(34,492,571)	$760,503	$(33,270,576)
UBS Emerging Markets Debt Fund	—	(409,157)	(977,452)	(1,386,609)
UBS Fixed Income Opportunities Fund	—	(4,294,205)	(923,469)	(5,217,674)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2014 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Core Plus Bond Fund	$170,111	$(147,275)	$(22,836)
UBS Emerging Markets Debt Fund	(269,730)	269,730	—
UBS Fixed Income Opportunities Fund	(1,669,251)	1,694,992	(25,741)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

86

The UBS Funds

Notes to financial statements

At June 30, 2014, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Core Plus Bond Fund	$265,127	$25,588	$290,715
UBS Emerging Markets Debt Fund	180,424	134,009	314,433
UBS Fixed Income Opportunities Fund	4,055,307	—	4,055,307

At June 30, 2014, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Core Plus Bond Fund	$2,127,033	$32,070,048

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2014, the Funds incurred no late year losses.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended June 30, 2014, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended June 30, 2014, or since inception in the case of UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility outstanding as of or during the year ended June 30, 2014.

87

The UBS Funds

Notes to financial statements

9. Shares of beneficial interest

For the year ended June 30, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,408	$182,793	2,395	$21,408	294,057	$2,653,443
Shares repurchased	(456,390)	(4,085,317)	(42,911)	(384,376)	(568,982)	(5,097,483)
Dividends reinvested	6,919	61,956	3,165	28,236	77,511	693,484
Redemption fees	—	376	—	130	—	2,013
Net decrease	(429,063)	$(3,840,192)	(37,351)	$(334,602)	(197,414)	$(1,748,543)

UBS Emerging Markets Debt Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,824	$52,132	2,174	$19,769	—	$—
Shares repurchased	(2,170)	(18,729)	(3)	(27)	—	—
Dividends reinvested	357	3,183	59	528	—	—
Net increase	4,011	$36,586	2,230	$20,270	—	$—

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,404,144	$33,107,641	266,789	$2,588,679	—	$—
Shares repurchased	(4,043,059)	(39,006,988)	(454,715)	(4,377,735)	(1,505,689)	(14,491,467)
Dividends reinvested	21,572	208,112	545	5,249	15,458	149,333
Redemption fees	—	20,977	—	3,403	—	12,793
Net decrease	(617,343)	$(5,670,258)	(187,381)	$(1,780,404)	(1,490,231)	$(14,329,341)

For the year ended June 30, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	443,666	$4,104,420	15,484	$142,505	197,384	$1,820,945
Shares repurchased	(506,145)	(4,660,804)	(65,560)	(603,036)	(992,947)	(9,144,471)
Dividends reinvested	9,363	86,253	3,903	35,836	91,327	840,033
Redemption fees	—	96	—	33	—	502
Net decrease	(53,116)	$(470,035)	(46,173)	$(424,662)	(704,236)	$(6,482,991)

88

The UBS Funds

Notes to financial statements

UBS Emerging Markets Debt Fund1

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,551	$36,836	10	$100	2,500,010	$25,000,100
Dividends reinvested	57	572	—	—	—	—
Net increase	3,608	$37,408	10	$100	2,500,010	$25,000,100

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,547,355	$25,102,256	318,489	$3,131,840	1,964,234	$19,300,001
Shares repurchased	(1,708,570)	(16,738,448)	(105,668)	(1,037,700)	(1,037,810)	(10,142,870)
Dividends reinvested	57,234	560,256	13,836	135,287	59,810	586,032
Redemption fees	—	748	—	139	—	637
Net increase	896,019	$8,924,812	226,657	$2,229,566	986,234	$9,743,800

1  For the period July 23, 2012 (commencement of operations) to June 30, 2013.

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The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund (three of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2014, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Core Plus Bond Fund, UBS Emerging Markets Debt Fund and UBS Fixed Income Opportunities Fund at June 30, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2014

90

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site http://www.sec.gov).

91

The UBS Funds

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 5 and 6, 2014 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund (formerly, UBS Global Frontier Fund), UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund (formerly, UBS International Equity Fund), UBS U.S. Defensive Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Fixed Income Opportunities Fund, UBS Core Plus Bond Fund and UBS Emerging Markets Debt Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 30, 2014, June 5, 2014 and June 6, 2014, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In

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The UBS Funds

Board approval of investment advisory agreements (unaudited)

addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS U.S. Large Cap Equity Fund, UBS Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund, UBS Fixed Income Opportunities Fund and UBS Emerging Markets Debt Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS Multi-Asset Income Fund, the Advisor discussed the factors that had affected the performance of the Fund over the past year. The Advisor noted that the UBS Multi-Asset Income Fund pursues a tactical income strategy to provide risk-managed income over the long-term. The Advisor noted that the Fund produced positive performance for the year and outperformed its benchmark index. The Advisor noted the Fund's relative underperformance compared to its Lipper peer group was due to the variety of different strategies of the funds included in the peer group. The Advisor noted that the UBS Multi-Asset Income Fund was designed for a conservative income investor that seeks a positive income stream through various market conditions. The Advisor stated that the Fund's performance results during the past year were consistent with the Fund's investment objective.

The Advisor then discussed the performance of the UBS Global Sustainable Equity Fund. The Advisor stated that the main reason for the Fund's underperformance relative to its peers was due to the transition in strategy during the past year from international equity to global sustainable equity. Due to the strong performance of the U.S. market over the past year, international strategies on average underperformed global strategies, which distorted this transitioning Fund's performance versus its global equity peers.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Equity Long-Short Multi-Strategy Fund during the one-year performance period. The Advisor noted that strategy changes had been implemented for the Fund in October 2012, and that additional investment sleeves had been added in 2013. The Advisor stated that since the transition to the new strategy, the Fund has experienced better risk-adjusted performance. The Advisor reported that it believed that the Fund's relative performance versus its peers would fare better in down markets.

In discussing the performance of the UBS U.S. Defensive Equity Fund for the one-year performance period, the Advisor explained that the Fund's defensive strategy was the primary reason for the Fund's underperformance as compared to its peer universe. The Advisor noted that the options overlay strategy for the Fund, which reduced the volatility profile of the Fund, detracted from the Fund's performance. The Advisor stated the options overlay strategy should benefit the Fund's relative performance when the U.S. equity market experiences a down turn.

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The UBS Funds

Board approval of investment advisory agreements (unaudited)

The Advisor next addressed the relative underperformance of the UBS Fixed Income Opportunities Fund with respect to the Fund's peers. The Fund produced a small positive return over the period; however, produced weaker peer relative rankings. Its weaker relative performance as compared to its peer universe was largely attributable to the composition of the Fund's current absolute return peer group. The peer group contains a wide mix of funds that are managed to varying risk/return objectives and follow investment strategies that may not be similar to the Fund. This includes strategies with sizable allocation to equity markets, such as asset allocation funds, which benefited from equity exposure in a positive equity market.

With respect to the performance of the UBS Emerging Markets Debt Fund, the Advisor noted that the Fund underperformed relative to its peer universe. The Advisor explained that the Fund's relative underperformance as compared to its peers was due primarily to the Fund's investments in longer duration Brazil debt and its overweight to local currencies as compared to its peers. The Advisor explained that U.S. dollar-denominated debt generally outperformed local currency debt during the period and noted that any fund that allocated more heavily to local markets would reflect lower performance rankings.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Global Allocation Fund, UBS Asset Growth Fund, UBS Multi-Asset Income Fund and UBS U.S. Small Cap Growth Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group, except for UBS Global Allocation Fund and UBS Emerging Markets Debt Fund.

The Board first discussed the management fee and expenses of the UBS Global Allocation Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS Global Allocation Fund were each slightly higher than the fees and expenses of several of the funds in its Lipper expense group. The Advisor noted that changes to the funds in the peer group and a reduction in the UBS Global Allocation Fund's assets caused the Fund's relative lower rankings. The Board, however, noted that the Fund's management fee and expenses were each reasonable considering that neither the management fee nor the Fund's total expenses were significantly higher than the respective Lipper expense group medians. The Board will continue to monitor the Fund's peers and expenses.

The Board then discussed the management fee of the UBS Asset Growth Fund. It was noted that the UBS Asset Growth Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS Asset Growth Fund's contractual management fee was higher than the

94

The UBS Funds

Board approval of investment advisory agreements (unaudited)

median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses were each at the median of the Fund's Lipper expense group.

The Board next considered that the management fee of the UBS Multi-Asset Income Fund was slightly higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the second quintile of the Lipper expense group. The Board also considered that the UBS Multi-Asset Income Fund's total expenses were lower than the median of the Fund's expense group.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the UBS U.S. Small Cap Growth Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Small Cap Growth Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee compared more favorably to its peers. The Board also noted that the total expenses of the UBS Small Cap Growth Fund were comparable to the other funds in its peer group.

The Board also reviewed the expenses of the UBS Emerging Markets Debt Fund and noted that the Fund's expenses were higher than the Fund's peers. The Board noted that the Fund's management fee on both a contractual and actual basis compared favorably to the management fee of its Lipper peers. The Advisor noted that the Fund's total expenses were higher than its peers primarily because the Fund was relatively newer and had less assets than many of the funds in its peer group. The Advisor also note that some of the UBS Emerging Markets Debt Fund's peers maintain only limited or no exposure to securities denominated in local market currencies, which have additional expenses that are not associated with holding U.S. dollar-denominated debt.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

95

The UBS Funds

Board approval of investment advisory agreements (unaudited)

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Asset Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Multi-Asset Income Fund, UBS Emerging Markets Debt Fund, and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

96

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 56 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (since 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2012 to 2012).

John J. Murphy; 70 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

97

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 61 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 78 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.
Edward M. Roob; 79 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

98

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 63 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not for profit healthcare organization, and a director (since 2012) and a member of the Audit and Investment and Finance Commitee of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:
Shawn Lytle; 44*[2]	Trustee	Since 2011

Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.

				Mr. Lytle is a director or trustee of three investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

99

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President, Assistant Secretary); Since July 2014 (Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS Global AM—Americas region (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 50	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 48	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 49	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

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The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 56	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 48	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

101

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*, 30	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM. Ms. Yu is a vice president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

102

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2014, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Direct US Treasury obligations
UBS Core Plus Bond Fund	5.74%

103

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1197

UBS Equity
Funds

June 30, 2014

The UBS Funds—Equities

Annual Report

President's letter	1
Market commentary	3
Equity Funds
UBS Equity Long-Short Multi-Strategy Fund	4
UBS Global Sustainable Equity Fund (formerly, UBS International Equity Fund)	21
UBS U.S. Defensive Equity Fund	30
UBS U.S. Equity Opportunity Fund	43
UBS U.S. Large Cap Equity Fund	52
UBS U.S. Small Cap Growth Fund	61
Explanation of expense disclosure	71
Statement of assets and liabilities	74
Statement of operations	78
Statement of changes in net assets	80
Statement of cash flows	84
Financial highlights	86
Notes to financial statements	98
Report of independent registered public accounting firm	116
General information	117
Board approval of investment advisory agreements	118
Trustee and officer information	123
Federal tax information	129

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President's letter

August 14, 2014

Dear Shareholder,

Investors cheered earlier this year as the bull market in US equities turned five years old. It has been a remarkable five years for US equity investors. In the depths of the "Great Recession," on March 9, 2009, the S&P 500 closed at 676.53, but on the same date this year, the index closed at 1,878.04, a gain of 178%. The anniversary of the equity bull market has inspired much reflection among investors, as opposing arguments have formed about the longevity of the market going forward.

Currently, both bullish and bearish investors have compelling arguments to support their positions. The case for a continuation of the bull market rests on expectations of low inflation, continued economic and corporate growth, and rising equity valuations. In this view, further equity market gains will be driven by a low inflationary environment, downward trending unemployment, continued consumer deleveraging and rising confidence, as well as increasing capital expenditures as corporations begin to focus on expansion. Conversely, the case for a market correction rests on assumptions of declining valuations, deteriorating profit margins and earnings disappointments. Those who support this view believe that a market correction could be led by rising interest rates, equity valuations that may appear to be overstretched versus historical averages and profit margins that, while currently above historical levels, may regress back toward their long-term mean. For mutual fund shareholders, however, long-term success will have less to do with how long the equity bull market runs and more with a long-term investment approach that will help achieve their desired outcomes despite the ups and downs of markets.

At UBS Global Asset Management, we are focused on managing funds that achieve our clients' objectives through sustainable investment outcomes. In addition to single-strategy, equity and fixed-income products, we have added funds that utilize innovative diversifiers intended to soften the impact of market swings. These funds diversify risk through strategies that are not bound by benchmarks, are expected often to benefit from both rising and falling security prices, and utilize cost-effective defensive investment strategies. UBS Global Asset Management was among the early leaders to evolve its product offerings with the intention of providing sustainable returns in up and down markets using these strategies. We believe that diversification is paramount to successful investment outcomes, irrespective of market conditions, and we will continue to offer clients products that aim to mitigate downside risk and provide durable returns through both up and down market cycles.

I am pleased to share that the client focus, investment discipline and strength of our firm recently garnered a prestigious accolade from Euromoney magazine. In its July 2014 issue, Euromoney named UBS "Best Global Bank," describing our firm as "a global wealth manager first and foremost, underpinned by a Swiss universal bank and a powerful asset management business...." This award is just one measure of how UBS is succeeding as a business by focusing on meeting clients' needs.

Whatever the outcome of the current equity bull market, we remain focused on enabling our clients to achieve the outcomes they desire. As we continue to evolve our funds to provide sustainable performance in a variety of market conditions, we rely on our firm's client-oriented culture to guide everything we do. We embrace the responsibility

President's letter

of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

The markets in review

Improving growth in the developed world

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014. Looking back, gross domestic product ("GDP") in the US grew at annualized rates of 4.5% and 3.5% during the third and fourth quarters of 2013, respectively. The Commerce Department then reported that first quarter 2014 GDP contracted at a 2.1% annualized rate. This was the first negative reading since the first quarter of 2011 and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.0% during the second quarter of 2014.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period. Looking back, in December 2013, the Fed announced that it would begin paring back its monthly asset purchases, stating "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." At its meetings in January, March, April and June 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency mortgage-backed securities and $20 billion per month of longer-term Treasuries). In the Fed's official statement it said, "Information received since the Federal Open Market Committee met in April indicates that growth in economic activity has rebounded in recent months. Labor market indicators generally showed further improvement. The unemployment rate, though lower, remains elevated. Household spending appears to be rising moderately and business fixed investment resumed its advance, while the recovery in the housing sector remained slow."

Growth outside the US generally improved. In its April 2014 World Economic Outlook Update, the International Monetary Fund ("IMF") reported that "Global activity has broadly strengthened and is expected to improve further in 2014 - 15, with much of the impetus coming from advanced economies." From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus a 0.5% contraction in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared with 1.5% in 2013. After decelerating in 2013, the IMF projects that overall growth in emerging markets countries will experience an uptick to 4.9% in 2014, versus 4.7% in 2013.

Global equities rally sharply

Despite a number of headwinds, the global equity market was highly resilient and generated strong results during the reporting period. The market was volatile at times given mixed global growth, geopolitical issues and questions regarding future central bank monetary policy. However, investor demand was solid overall, as corporate profits often surprised and central banks largely remained highly accommodative. All told, the US stock market, as measured by the S&P 500 Index,2 gained 24.61% for the 12 months ended June 30, 2014. International developed equities, as measured by the MSCI EAFE Index (net),3 also produced very strong results, gaining 23.57% during the period. Returns for emerging market equities, as measured by the MSCI Emerging Markets Index (net),4 were less robust, as they returned 14.31% over the same period. This was due to several factors, including concerns regarding China's ability to provide a soft landing for its economy.

1  Based on the Commerce Department's first estimate announced on July 30, 2014, after the reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Equity Long-Short Multi-Strategy Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS Equity Long-Short Multi-Strategy Fund (the "Fund") gained 3.08% (Class A shares declined 2.63% after the deduction of the maximum sales charge), while Class Y shares rose 3.35%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.04% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return and outperformed the Index during the 12 months ended June 30, 2014. The Fund invested in three distinct investment "sleeves" during the reporting period: US fundamental long-short, equity opportunity long-short and global equity long-short, the latter of which was added in January 2014. All three sleeves contributed to the Fund's performance during the reporting period.

During the 12 month period, the sleeves in which the Fund invests used derivative instruments for efficient portfolio and risk management purposes. Currency forwards were used to hedge the Fund's currency exposure. Swaps were used on individual stocks to gain exposure to the shares in a more efficient manner. The use of these derivatives was successful in helping manage both the portfolio, and risk within the sleeves.

Portfolio performance summary1

What worked

•  Overall, the US fundamental long-short sleeve contributed to performance during the reporting period.

  – At the stock level, the sleeve had strong contributions from its long positions in information technology companies Micron Technology Inc., NXP Semiconductor and Apple Inc. Norfolk Southern Corp., a rail transportation company, and Morgan Stanley, a financial firm, added considerable value as well.

  – The sectors within the sleeve that added the most value were information technology, health care, industrials and financials.

•  In aggregate, the equity opportunity long-short sleeve was beneficial for performance.

  – The sleeve's long positions in Pandora, an online radio company, Investment AB Kinnevik, an investment firm, Continental, a tire manufacturer and Novartis, a health care company, were additive to results.

  – The best performing sectors within the sleeve were health care, consumer discretionary and financials.

  – From a country perspective, the sleeve's allocations to the US, Denmark, Germany and the UK were the most beneficial during the reporting period.

•  Overall, the global equity long-short sleeve was beneficial for performance.

  – The sleeve's long positions in several energy firms, such as Perpetual Energy, Paramount Resources and Lightstream Resources added value. Pharmaceutical company Shire contributed positively as well, as it became a potential consolidation target.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Equity Long-Short Multi-Strategy Fund

  – The best performing sectors within the sleeve were energy, information technology and consumer staples.

  – From a country perspective, the sleeve's allocations to the UK, the US and Japan were the most beneficial during the reporting period.

What didn't work

•  Certain strategies in the US fundamental long-short sleeve detracted from performance.

  – The sleeve's short positions in packaging and shipping-related company Pitney Bowes and information technology company Cognizant Tech, along with long positions in mobile communications company NII Holdings and ServiceSource, a provider of information technology outsourcing solutions, were negative for results.

  – The sleeve's allocation to the telecommunications sector detracted from performance during the reporting period.

•  Several positions in the equity opportunity long-short sleeve dragged on performance.

  – The sleeve's short positions in Aperam, a specialty steel producer, Italcementi, a cement company, and Groupe Eurotunnel, a tunnel operator, were the largest individual detractors from results. We exited these positions before the end of the reporting period.

  – Allocations to the materials, industrials and utilities sectors were negative for performance.

  – In terms of countries, the sleeve's allocations to Spain, Italy and Finland were the largest detractors.

•  Certain positions in the global long-short sleeve detracted from performance.

  – The sleeve's short positions in two Canadian oil and gas exploration companies, Petromanas Energy and Bankers Petroleum, as well as hydrogen fuel cell producer Ballard Power, were negative for returns. A short position in Golar LNG, a liquefied natural gas shipping company, also detracted from performance.

  – The sleeve's allocation to the financials and industrials sectors detracted from performance during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Equity Long-Short Multi-Strategy Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	3.08%	0.93%
Class C3	2.23	0.19
Class Y4	3.35	1.19
After deducting maximum sales charge
Class A2	(2.63)%	(0.49)%
Class C3	1.23	0.19
Citigroup Three-Month US Treasury Bill Index[5]	0.04%	0.07%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—6.85% and 4.17%; Class C—7.05% and 4.92%; Class Y—6.27% and 3.92%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Equity Long-Short Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Equity Long-Short Multi-Strategy Fund Class A and Class Y shares versus the Citigroup Three-Month US Treasury Bill Index from June 30, 2010, which is the inception date of the two classes, through June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Equity Long-Short Multi-Strategy Fund

Top ten equity holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
Check Point Software Technologies Ltd.	1.4%
Comcast Corp., Class A	1.3
Morgan Stanley	1.2
Novartis AG	1.0
Celgene Corp	0.9
Citigroup, Inc.	0.9
Micron Technology, Inc.	0.9
HCA Holdings, Inc.	0.9
Bayer AG	0.9
Yum! Brands, Inc.	0.9
Total	10.3%

1  Only long positions are considered for top ten holdings.

UBS Equity Long-Short Multi-Strategy Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Common stocks
Aerospace & defense	0.83%
Air freight & logistics	1.31
Airlines	0.65
Auto components	1.05
Automobiles	1.58
Banks	6.91
Beverages	0.61
Biotechnology	4.41
Building products	0.43
Capital markets	2.23
Chemicals	2.00
Commercial services & supplies	0.66
Communications equipment	0.35
Construction & engineering	0.47
Construction materials	0.16
Consumer finance	0.67
Containers & packaging	0.37
Diversified financial services	1.60
Diversified telecommunication services	1.21
Electric utilities	0.44
Electrical equipment	0.42
Electronic equipment, instruments & components	1.64
Energy equipment & services	1.27
Food & staples retailing	1.45
Food products	1.81
Gas utilities	0.75
Health care equipment & supplies	1.09
Health care providers & services	2.43
Hotels, restaurants & leisure	1.04
Household durables	0.69
Household products	0.36
Industrial conglomerates	0.62
Insurance	4.31
Internet & catalog retail	1.52
Internet software & services	1.63
IT services	1.85
Life sciences tools & services	0.91
Machinery	1.34
Marine	0.39
Media	3.21
Metals & mining	0.37
Multiline retail	0.64
Oil, gas & consumable fuels	8.12
Personal products	0.23
Pharmaceuticals	7.87
Real estate investment trust (REIT)	0.83
Real estate management & development	1.12
Road & rail	0.97
Semiconductors & semiconductor equipment	5.22
Software	2.74
Specialty retail	0.34
Technology hardware, storage & peripherals	1.86
Textiles, apparel & luxury goods	0.72
Tobacco	0.73
Transportation infrastructure	0.28
Wireless telecommunication services	1.29
Total common stocks	90.00%
Preferred stock	0.67
Short-term investments	27.79
Total investments before investments sold short	118.46%
Investments sold short
Common stocks
Aerospace & defense	(0.57)%
Airlines	(0.24)
Automobiles	(1.21)
Banks	(3.71)
Beverages	(1.16)
Biotechnology	(1.40)
Capital markets	(2.00)
Chemicals	(3.18)
Commercial services & supplies	(1.53)
Communications equipment	(0.49)
Construction & engineering	(0.70)
Construction materials	(0.40)
Consumer finance	(0.36)
Distributors	(0.26)
Diversified financial services	(0.15)
Diversified telecommunication services	(1.22)
Electric utilities	(0.91)
Electrical equipment	(1.29)
Electronic equipment, instruments & components	(0.36)
Energy equipment & services	(3.99)
Food & staples retailing	(1.55)
Food products	(1.04)
Gas utilities	(0.13)
Health care equipment & supplies	(2.71)
Health care providers & services	(0.60)
Hotels, restaurants & leisure	(1.76)
Household durables	(0.26)
Household products	(0.26)
Independent power and renewable electricity producers	(0.33)
Insurance	(2.26)
Internet & catalog retail	(0.54)
Internet software & services	(0.74)
IT services	(0.53)
Life sciences tools & services	(1.50)
Machinery	(3.42)
Marine	(0.13)
Media	(1.83)
Metals & mining	(1.05)
Multiline retail	(0.68)
Multi-utilities	(0.54)
Oil, gas & consumable fuels	(7.48)
Personal products	(0.45)
Pharmaceuticals	(1.65)
Real estate investment trust (REIT)	(0.61)
Real estate management & development	(0.48)
Road & rail	(0.14)
Semiconductors & semiconductor equipment	(2.11)
Software	(1.27)
Specialty retail	(0.49)
Technology hardware, storage & peripherals	(1.70)
Textiles, apparel & luxury goods	(1.25)
Thrifts & mortgage finance	(0.46)
Trading companies & distributors	(0.46)
Transportation infrastructure	(0.97)
Wireless telecommunication services	(2.15)
Total investments sold short	(68.66)%
Total investments, net of investments sold short	49.80
Cash and other assets, less liabilities	50.20
Net assets	100.00%

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks: 90.00%
Belgium: 0.92%
Belgacom SA1	2,053	$68,129
bpost SA1	3,179	80,313
Total Belgium common stocks		148,442
Brazil: 0.18%
Cielo SA	1,390	28,624
Canada: 4.73%
Canadian Oil Sands Ltd.[1]	3,510	79,539
Connacher Oil and Gas Ltd.*[1]	90,000	18,977
Gran Tierra Energy, Inc.*[1]	9,230	74,996
Lightstream Resources Ltd.[1]	15,005	114,747
Magna International, Inc.	800	86,114
Nordion, Inc.*[1]	1,290	16,202
Paramount Resources Ltd., Class A*	2,135	119,150
Perpetual Energy, Inc.*[1]	60,000	124,268
ShaMaran Petroleum Corp.*	65,000	25,280
Suncor Energy, Inc.[1]	975	41,575
TransGlobe Energy Corp.[1]	3,485	26,103
Trilogy Energy Corp.	1,145	31,333
Total Canada common stocks		758,284
China: 2.04%
AIA Group Ltd.	10,000	50,255
Hollysys Automation Technologies Ltd.*	2,690	65,878
Tencent Holdings Ltd.	8,100	123,532
Tianhe Chemicals Group Ltd.*[2]	118,000	31,668
Vipshop Holdings Ltd. ADR*	300	56,322
Total China common stocks		327,655
Denmark: 2.12%
A.P. Moller - Maersk A/S, Class B	25	62,123
Danske Bank A/S	2,602	73,546
Novo Nordisk A/S, Class B	1,892	87,079
Pandora A/S	622	47,694
TDC A/S	6,711	69,454
Total Denmark common stocks		339,896
Finland: 0.42%
Sampo Oyj, Class A	1,332	67,393
France: 2.13%
BNP Paribas SA1	652	44,233
Credit Agricole SA1	4,504	63,523
Safran SA1	1,472	96,376
Schneider Electric SE	714	67,216
Total SA	979	70,754
Total France common stocks		342,102
	Shares	Value
Germany: 3.42%
Bayer AG1	1,016	$143,503
Continental AG1	352	81,529
Deutsche Post AG1	2,237	80,897
Freenet AG1	3,170	100,834
Krones AG1	832	82,471
ThyssenKrupp AG*	2,040	59,471
Total Germany common stocks		548,705
Greece: 0.16%
Piraeus Bank SA*	11,500	25,510
Ireland: 0.96%
Accenture PLC, Class A1	440	35,569
Bank of Ireland*	72,000	24,352
Mallinckrodt PLC*[1]	650	52,013
Ryanair Holdings PLC ADR*	765	42,687
Total Ireland common stocks		154,621
Israel: 2.33%
Check Point Software Technologies Ltd.*[1]	3,415	228,907
Mellanox Technologies Ltd.*[1]	2,100	73,206
Teva Pharmaceutical Industries Ltd. ADR	1,380	72,340
Total Israel common stocks		374,453
Italy: 1.63%
Atlantia SpA	1,586	45,215
Banca Generali SpA	1,963	54,028
IMMSI SpA*[1]	52,438	48,108
Mediolanum SpA	3,600	27,753
Snam SpA[1]	8,440	50,850
Unione di Banche Italiane SCPA[1]	4,033	34,902
Total Italy common stocks		260,856
Japan: 5.31%
Ashikaga Holdings Co. Ltd.	18,200	77,791
Astellas Pharma, Inc.	4,100	53,868
Fuji Heavy Industries Ltd.	1,000	27,689
Hino Motors Ltd.	2,700	37,180
Hitachi Ltd.	8,000	58,595
Inpex Corp.	2,200	33,443
Japan Airlines Co., Ltd.	1,100	60,806
Japan Petroleum Exploration Co.	900	37,535
KDDI Corp.	1,200	73,193
Mitsui Fudosan Co., Ltd.	3,000	101,160
ORIX Corp.	2,500	41,434
Panasonic Corp.	2,500	30,453
Sekisui House Ltd.	4,100	56,215
Shiseido Co., Ltd.	2,000	36,464

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Sumitomo Realty & Development Co., Ltd.	1,000	$42,910
THK Co., Ltd.	2,400	56,574
Tokio Marine Holdings, Inc.	800	26,313
Total Japan common stocks		851,623
Luxembourg: 0.22%
Grand City Properties SA*	2,800	35,208
Netherlands: 2.29%
ING Groep NV CVA*[1]	4,836	67,941
Koninklijke Ahold NV1	3,828	71,864
Koninklijke DSM NV	720	52,440
NXP Semiconductor NV*[1]	1,890	125,080
TNT Express NV1	5,489	49,681
Total Netherlands common stocks		367,006
Norway: 1.87%
Aker ASA, Class A	1,948	76,855
Det Norske Oljeselskap ASA*	2,950	32,223
Gjensidige Forsikring ASA	3,587	64,327
Statoil ASA	2,250	69,108
Telenor ASA	2,505	57,052
Total Norway common stocks		299,565
Russia: 0.16%
Mobile Telesystems OJSC ADR	1,310	25,859
South Korea: 0.74%
Samsung Electronics Co. Ltd. GDR[3]	100	65,329
Wonik IPS Co. Ltd.*	4,665	53,483
Total South Korea common stocks		118,812
Spain: 1.99%
Acciona SA1	791	70,749
ACS Actividades de Construccion y Servicios SA1	1,634	74,730
Atresmedia Corp. de Medios de Comunicacion SA	1,600	22,917
Bankia SA*	16,000	31,023
Gas Natural SDG SA1	2,187	69,072
Mediaset Espana Comunicacion SA*[1]	2,200	25,660
Melia Hotels International SA	2,000	24,552
Total Spain common stocks		318,703
Sweden: 1.07%
Investment AB Kinnevik, Class B	1,636	69,734
Lundin Petroleum AB*	1,270	25,698
Nordea Bank AB	5,372	75,818
Total Sweden common stocks		171,250
	Shares	Value
Switzerland: 2.91%
Aryzta AG*	857	$81,177
Credit Suisse Group AG*	1,080	30,885
Givaudan SA*	43	71,715
Nestle SA	460	35,636
Novartis AG	1,732	156,833
Roche Holding AG (Non-voting)	160	47,722
Zurich Insurance Group AG*	144	43,405
Total Switzerland common stocks		467,373
Taiwan: 0.42%
Catcher Technology Co. Ltd. GDR[3]	1,455	67,818
United Kingdom: 1.07%
Aon PLC[1]	610	54,955
AstraZeneca PLC	76	5,646
Noble Corp. PLC[1]	2,720	91,283
Poundland Group PLC*	3,789	20,556
Total United Kingdom common stocks		172,440
United States: 50.90%
AbbVie, Inc.	830	46,845
Acorda Therapeutics, Inc.*[1]	3,550	119,670
Alexion Pharmaceuticals, Inc.*[1]	627	97,969
Allergan, Inc.[1]	520	87,994
Alliance Data Systems Corp.*[1]	300	84,375
Alnylam Pharmaceuticals, Inc.*[1]	1,340	84,648
Amazon.com, Inc.*[1]	390	126,664
American Campus Communities, Inc.[1]	730	27,915
American International Group, Inc.	1,600	87,328
Apple, Inc.[1]	1,450	134,748
Applied Materials, Inc.[1]	5,690	128,309
Baker Hughes, Inc.[1]	630	46,903
BankUnited, Inc.[1]	1,020	34,150
Baxter International, Inc.	895	64,708
BB&T Corp.[1]	800	31,544
Best Buy Co., Inc.[1]	1,750	54,267
Bio-Rad Laboratories, Inc., Class A*[1]	760	90,980
Bluebird Bio, Inc.*[1]	500	19,285
Boeing Co.[1]	295	37,533
Broadcom Corp., Class A1	3,480	129,178
Capital One Financial Corp.[1]	1,310	108,206
Celgene Corp.*	1,754	150,634
Chevron Corp.[1]	360	46,998
Citigroup, Inc.[1]	3,170	149,307
Colgate-Palmolive Co.[1]	390	26,590
Comcast Corp., Class A1	3,840	206,131
Control4 Corp.*[1]	1,500	29,340
CVS Caremark Corp.	1,000	75,370
Danaher Corp.[1]	1,260	99,200
Digital Realty Trust, Inc.[1]	1,810	105,559
DIRECTV*[1]	1,000	85,010

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Eli Lilly & Co.[1]	2,270	$141,126
EOG Resources, Inc.[1]	1,090	127,377
Epizyme, Inc.*[1]	620	19,294
F5 Networks, Inc.*[1]	500	55,720
Fifth Third Bancorp[1]	2,260	48,251
Fiserv, Inc.*[1]	1,100	66,352
Ford Motor Co.	5,080	87,579
Freescale Semiconductor Ltd.*[1]	2,970	69,795
General Motors Co.[1]	2,470	89,661
Gilead Sciences, Inc.*[1]	1,640	135,972
Google, Inc., Class A*[1]	85	49,697
Google, Inc., Class C*[1]	85	48,899
Halcon Resources Corp.*[1]	5,385	39,257
HCA Holdings, Inc.*[1]	2,570	144,897
HeartWare International, Inc.*	100	8,850
Herman Miller, Inc.[1]	1,395	42,185
Hertz Global Holdings, Inc.*[1]	4,240	118,847
Hess Corp.	475	46,973
Hormel Foods Corp.[1]	835	41,207
Hospira, Inc.*[1]	1,965	100,942
Illinois Tool Works, Inc.[1]	460	40,278
Impax Laboratories, Inc.*[1]	3,750	112,462
Incyte Corp. Ltd.*[1]	665	37,533
Invesco Ltd.[1]	2,090	78,897
Jabil Circuit, Inc.[1]	5,190	108,471
JC Penney Co., Inc.*[1]	3,530	31,947
Johnson & Johnson[1]	1,100	115,082
JPMorgan Chase & Co.[1]	2,290	131,950
KaloBios Pharmaceuticals, Inc.*[1]	3,740	8,527
Laboratory Corp. of America Holdings*[1]	750	76,800
Lexicon Pharmaceuticals, Inc.*[1]	16,160	26,018
Lincoln National Corp.[1]	2,280	117,283
LyondellBasell Industries NV, Class A	715	69,820
MacroGenics, Inc.*[1]	400	8,692
Macy's, Inc.[1]	855	49,607
Martin Marietta Materials, Inc.[1]	190	25,089
McDermott International, Inc.*[1]	8,020	64,882
Merck & Co., Inc.[1]	670	38,760
MetLife, Inc.[1]	2,220	123,343
Micron Technology, Inc.*[1]	4,495	148,110
Microsoft Corp.[1]	1,900	79,230
Mondelez International, Inc., Class A1	3,540	133,139
Monsanto Co.[1]	490	61,123
Morgan Stanley[1]	5,985	193,495
NetApp, Inc.	2,650	96,778
NII Holdings, Inc.*[1]	12,720	6,996
Norfolk Southern Corp.[1]	350	36,061
Oracle Corp.[1]	1,600	64,848
	Shares	Value
Owens Corning[1]	1,785	$69,044
PDC Energy, Inc.*[1]	1,000	63,150
PepsiCo, Inc.[1]	1,090	97,381
Philip Morris International, Inc.[1]	1,390	117,191
PNC Financial Services Group, Inc.[1]	725	64,561
Praxair, Inc.[1]	260	34,538
Priceline.com, Inc.*	50	60,150
Procter & Gamble Co.[1]	390	30,650
Prudential Financial, Inc.[1]	355	31,513
Ralph Lauren Corp.[1]	420	67,490
Rite Aid Corp.*[1]	7,810	55,998
Rocket Fuel, Inc.*[1]	1,240	38,552
Rock-Tenn Co., Class A1	555	58,602
ServiceSource International, Inc.*[1]	14,090	81,722
Symantec Corp.[1]	2,930	67,097
Thermo Fisher Scientific, Inc.	325	38,350
Thoratec Corp.*	500	17,430
Time Warner, Inc.[1]	400	28,100
Time, Inc.*[1]	50	1,211
Ultra Petroleum Corp.*[1]	1,970	58,489
UnitedHealth Group, Inc.[1]	1,530	125,078
US Bancorp[1]	3,250	140,790
Varian Medical Systems, Inc.*[1]	1,000	83,140
Veeco Instruments, Inc.*[1]	1,220	45,457
Viacom, Inc., Class B1	320	27,754
Walgreen Co.[1]	390	28,911
Walt Disney Co.[1]	1,370	117,464
Waste Management, Inc.[1]	1,450	64,859
WellPoint, Inc.[1]	400	43,044
Wells Fargo & Co.[1]	1,090	57,290
Whirlpool Corp.[1]	175	24,364
Yum! Brands, Inc.[1]	1,760	142,912
Total United States common stocks		8,167,742
Total common stocks (cost $12,341,024)		14,439,940
Preferred stock: 0.67%
Germany: 0.67%
Porsche Automobil Holding SE, Preference shares (cost $109,504)	1,035	107,837
Short-term investments: 27.79%
Investment company: 20.00%
UBS Cash Management Prime Relationship Fund[4] (cost $3,208,627)	3,208,627	3,208,627

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

	Face Amount	Value
Short-term investments—(Concluded)
US government obligations: 7.79%
US Treasury Bill 0.030%, due 08/21/14[5] (cost $1,249,945)	$1,250,000	$1,249,979
Total short-term investments (cost $4,458,572)		4,458,606
Total investments before investments sold short: 118.46% (cost $16,909,100)		19,006,383
	Shares
Investments sold short: (68.66)%
Common stocks: (68.66)%
Australia: (0.60)%
Buru Energy Ltd.	(6,085)	(6,369)
Energy World Corp. Ltd.	(54,633)	(16,485)
InterOil Corp.	(910)	(58,186)
Karoon Gas Australia Ltd.	(5,420)	(15,690)
Total Australia common stocks		(96,730)
Austria: (0.71)%
Andritz AG	(1,015)	(58,658)
Vienna Insurance Group AG Wiener Versicherung Gruppe	(1,031)	(55,185)
Total Austria common stocks		(113,843)
Belgium: (0.91)%
Mobistar SA	(3,585)	(68,430)
Umicore SA	(1,659)	(77,078)
Total Belgium common stocks		(145,508)
Bermuda: (1.08)%
Golar LNG Ltd.	(620)	(37,262)
Seadrill Ltd.	(2,950)	(117,345)
Teekay Tankers Ltd.	(4,320)	(18,533)
Total Bermuda common stocks		(173,140)
Brazil: (0.26)%
Gafisa SA ADR	(13,700)	(41,922)
Canada: (4.52)%
Alderon Iron Ore Corp.	(7,190)	(8,490)
Alterra Power Corp.	(39,000)	(12,792)
Altius Minerals Corp.	(900)	(10,602)
Americas Petrogas, Inc.	(18,360)	(13,421)
Anderson Energy Ltd.	(37,000)	(8,149)
Athabasca Oil Corp.	(3,665)	(26,310)
Ballard Power Systems, Inc.	(15,105)	(62,417)
Bankers Petroleum Ltd.	(7,300)	(46,658)
Bombardier, Inc., Class B	(6,360)	(22,471)
	Shares	Value
Canacol Energy Ltd.	(9,250)	$(60,248)
Copper Mountain Mining Corp.	(7,165)	(16,451)
Crescent Point Energy Corp.	(905)	(40,108)
Donnycreek Energy, Inc.	(4,500)	(10,965)
Fortune Minerals Ltd.	(34,500)	(11,640)
Ivanhoe Energy, Inc.	(7,500)	(2,847)
Just Energy Group, Inc.	(4,080)	(23,477)
Mart Resources, Inc.	(19,585)	(25,512)
Mega Uranium Ltd.	(143,500)	(24,879)
MFC Industrial Ltd.	(1,705)	(13,043)
Northland Power, Inc.	(785)	(13,411)
Petroamerica Oil Corp.	(53,500)	(18,300)
Petromanas Energy, Inc.	(183,500)	(58,470)
Petrowest Corp.	(13,005)	(16,454)
Polaris Minerals Corp.	(8,000)	(20,243)
Questerre Energy Corp.	(20,400)	(24,089)
Rogers Communications, Inc., Class B	(1,600)	(64,387)
Rubicon Minerals Corp.	(9,900)	(14,659)
SNC-Lavalin Group, Inc.	(410)	(21,563)
Trevali Mining Corp.	(10,520)	(10,746)
Whitecap Resources, Inc.	(1,450)	(22,381)
Total Canada common stocks		(725,183)
China: (0.44)%
Lonking Holdings Ltd.	(130,000)	(22,308)
MIE Holdings Corp.	(86,000)	(15,868)
Newocean Energy Holdings Ltd.	(26,000)	(19,457)
Sino Gas & Energy Holdings Ltd.	(84,475)	(12,745)
Total China common stocks		(70,378)
Colombia: (0.68)%
Pacific Rubiales Energy Corp.	(5,405)	(109,817)
Cyprus: (0.09)%
Songa Offshore	(34,000)	(14,578)
Denmark: (0.58)%
Danske Bank A/S	(1,350)	(38,158)
FLSmidth & Co. A/S	(395)	(22,069)
Novo Nordisk A/S, Class B	(720)	(33,138)
Total Denmark common stocks		(93,365)
Finland: (2.77)%
Fortum Oyj	(2,223)	(59,692)
Kone OYJ, Class B	(490)	(20,451)
Konecranes Oyj	(2,391)	(77,201)
Metso Oyj	(2,012)	(76,232)
Stockmann Oyj Abp, Class B	(3,219)	(49,367)
Valmet OYJ	(2,534)	(30,326)
Wartsila OYJ Abp	(1,276)	(63,285)
YIT Oyj	(5,945)	(68,461)
Total Finland common stocks		(445,015)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
France: (2.54)%
Air France-KLM	(1,425)	$(17,955)
Alcatel-Lucent	(16,434)	(58,688)
Areva SA	(1,300)	(27,591)
Arkema SA	(343)	(33,384)
Carrefour SA	(2,196)	(81,008)
Dassault Systemes	(480)	(61,757)
Electricite de France SA	(1,795)	(56,532)
Suez Environnement Co.	(700)	(13,400)
Technip SA	(234)	(25,598)
Veolia Environnement SA	(1,620)	(30,867)
Total France common stocks		(406,780)
Germany: (4.59)%
adidas AG	(498)	(50,441)
Aurubis AG	(564)	(28,810)
Deutsche Bank AG	(1,000)	(35,184)
Fraport AG Frankfurt Airport Services Worldwide	(910)	(64,297)
H&R AG	(5,227)	(51,132)
Hamburger Hafen und Logistik AG	(3,421)	(90,854)
Hannover Rueck SE	(430)	(38,749)
K+S AG	(2,229)	(73,298)
LANXESS AG	(757)	(51,097)
MTU Aero Engines AG	(741)	(68,174)
RWE AG	(440)	(18,897)
Salzgitter AG	(1,304)	(54,888)
Volkswagen AG	(425)	(109,873)
Total Germany common stocks		(735,694)
Guernsey: (0.04)%
Tethys Petroleum Ltd.	(21,500)	(6,649)
Ireland: (0.54)%
Aer Lingus Group PLC	(10,325)	(20,677)
Endo International PLC	(630)	(44,113)
King Digital Entertainment PLC	(1,100)	(22,605)
Total Ireland common stocks		(87,395)
Italy: (1.39)%
Mediaset SpA	(9,999)	(48,742)
Piaggio & C SpA	(17,662)	(62,880)
Saipem SpA	(2,823)	(76,151)
Saras SpA	(25,235)	(34,658)
UniCredit SpA	(96)	(804)
Total Italy common stocks		(223,235)
	Shares	Value
Japan: (0.24)%
Mitsui Chemicals, Inc.	(8,000)	$(21,875)
Tokyo Electric Power Co., Inc.	(3,800)	(15,829)
Total Japan common stocks		(37,704)
Luxembourg: (0.40)%
Oriflame Cosmetics SA SDR	(1,874)	(43,670)
Pacific Drilling SA	(2,110)	(21,100)
Total Luxembourg common stocks		(64,770)
Mexico: (1.02)%
America Movil SAB de CV ADR	(3,900)	(80,925)
Wal-Mart de Mexico SAB de CV ADR	(3,100)	(82,739)
Total Mexico common stocks		(163,664)
Netherlands: (2.03)%
Aegon NV	(4,300)	(37,530)
Akzo Nobel NV	(215)	(16,118)
CNH Industrial NV	(1,710)	(17,561)
Fugro NV CVA	(1,465)	(83,882)
Koninklijke Vopak NV	(1,586)	(77,530)
Nutreco NV	(1,081)	(47,774)
QIAGEN NV	(1,900)	(46,050)
Total Netherlands common stocks		(326,445)
Norway: (1.27)%
Nordic American Tankers Ltd.	(2,495)	(23,777)
Norwegian Property ASA	(62,765)	(77,256)
Panoro Energy ASA	(15,845)	(9,119)
Yara International ASA	(1,851)	(92,733)
Total Norway common stocks		(202,885)
Portugal: (0.45)%
Jeronimo Martins, SGPS SA	(4,395)	(72,307)
Singapore: (0.36)%
Flextronics International Ltd.	(5,190)	(57,453)
South Africa: (0.22)%
Vodacom Group Ltd.	(2,855)	(35,288)
Spain: (1.96)%
Atresmedia Corp. de Medios de Comunicacion SA	(2,927)	(41,923)
Banco Popular Espanol SA	(9,039)	(60,400)
Enagas SA	(640)	(20,594)
Tecnicas Reunidas SA	(2,146)	(132,748)
Telefonica SA	(3,388)	(58,083)
Total Spain common stocks		(313,748)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Sweden: (1.77)%
Modern Times Group AB, Class B	(1,535)	$(65,980)
Ratos AB, Class B	(4,290)	(39,680)
Sandvik AB	(3,834)	(52,390)
SKF AB, Class B	(1,756)	(44,810)
Svenska Handelsbanken AB, Class A	(760)	(37,206)
Volvo AB, Class B	(3,224)	(44,416)
Total Sweden common stocks		(284,482)
Switzerland: (1.77)%
ABB Ltd.	(2,580)	(59,409)
Coca-Cola HBC AG CDI	(2,967)	(68,143)
Holcim Ltd.	(260)	(22,854)
Kuehne + Nagel International AG	(152)	(20,225)
STMicroelectronics NV	(2,280)	(20,455)
Swiss Life Holding AG	(150)	(35,572)
Tyco International Ltd.	(1,240)	(56,544)
Total Switzerland common stocks		(283,202)
Turkey: (0.59)%
Coca-Cola Icecek AS	(1,410)	(34,807)
Turkiye Garanti Bankasi AS	(15,305)	(59,888)
Total Turkey common stocks		(94,695)
United Kingdom: (0.71)%
Awilco Drilling PLC	(1,100)	(25,107)
Debenhams PLC	(50,788)	(59,496)
Ensco PLC, Class A	(530)	(29,452)
Total United Kingdom common stocks		(114,055)
United States: (34.13)%
Abaxis, Inc.	(790)	(35,005)
AbbVie, Inc.	(1,340)	(75,630)
Acorda Therapeutics, Inc.	(800)	(26,968)
Advanced Micro Devices, Inc.	(9,220)	(38,632)
AGCO Corp.	(350)	(19,677)
American Eagle Energy Corp.	(1,451)	(8,691)
American International Group, Inc.	(1,690)	(92,240)
Analog Devices, Inc.	(610)	(32,983)
Associated Banc-Corp.	(2,980)	(53,878)
Astoria Financial Corp.	(2,366)	(31,823)
AT&T, Inc.	(2,935)	(103,782)
Auxilium Pharmaceuticals, Inc.	(810)	(16,249)
BancorpSouth, Inc.	(1,100)	(27,027)
Bank of America Corp.	(4,660)	(71,624)
Bank of New York Mellon Corp.	(1,240)	(46,475)
Baxter International, Inc.	(330)	(23,859)
Bio-Reference Labs, Inc.	(930)	(28,105)
BNK Petroleum, Inc.	(14,500)	(22,286)
Boston Scientific Corp.	(2,260)	(28,860)
	Shares	Value
BPZ Resources, Inc.	(3,225)	$(9,933)
Bristol-Myers Squibb Co.	(920)	(44,629)
Brown-Forman Corp., Class B	(380)	(35,785)
Buffalo Wild Wings, Inc.	(325)	(53,856)
C.R. Bard, Inc.	(155)	(22,167)
Celgene Corp.	(870)	(74,716)
Centene Corp.	(560)	(42,342)
Charles River Laboratories International, Inc.	(875)	(46,830)
Charles Schwab Corp.	(3,470)	(93,447)
Cheniere Energy, Inc.	(450)	(32,265)
Choice Hotels International, Inc.	(780)	(36,746)
Cinemark Holdings, Inc.	(405)	(14,321)
City National Corp.	(320)	(24,243)
Clorox Co.	(450)	(41,130)
Coach, Inc.	(660)	(22,565)
Cognizant Technology Solutions Corp., Class A	(1,170)	(57,225)
Constellation Brands, Inc., Class A	(545)	(48,031)
Continental Resources, Inc.	(260)	(41,090)
Costco Wholesale Corp.	(115)	(13,243)
Darden Restaurants, Inc.	(1,300)	(60,151)
DENTSPLY International, Inc.	(600)	(28,410)
Diebold, Inc.	(1,310)	(52,623)
Discovery Communications, Inc., Class A	(360)	(26,741)
Douglas Emmett, Inc.	(620)	(17,496)
Electronic Arts, Inc.	(1,630)	(58,468)
Emerald Oil, Inc.	(3,035)	(23,218)
Enanta Pharmaceuticals, Inc.	(320)	(13,782)
Equity Residential	(370)	(23,310)
Fastenal Co.	(1,240)	(61,368)
Federal Realty Investment Trust	(150)	(18,138)
First Solar, Inc.	(930)	(66,086)
FMC Technologies, Inc.	(580)	(35,421)
Ford Motor Co.	(1,320)	(22,757)
FreightCar America, Inc.	(855)	(21,409)
GameStop Corp., Class A	(730)	(29,543)
Gannett Co., Inc.	(1,750)	(54,792)
General Moly, Inc.	(5,730)	(6,589)
Genie Energy Ltd.	(1,790)	(14,087)
Genuine Parts Co.	(480)	(42,144)
Hartford Financial Services Group, Inc.	(2,090)	(74,843)
Healthcare Services Group, Inc.	(1,940)	(57,114)
Helmerich & Payne, Inc.	(300)	(34,833)
Herbalife Ltd.	(440)	(28,398)
Hess Corp.	(370)	(36,589)
Hewlett-Packard Co.	(2,490)	(83,863)
Houston American Energy Corp.	(21,000)	(9,660)
Hyatt Hotels Corp., Class A	(810)	(49,394)
Hyperdynamics Corp.	(4,405)	(14,316)
IDEXX Laboratories, Inc.	(460)	(61,442)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Intel Corp.	(2,550)	$(78,795)
International Business Machines Corp.	(155)	(28,097)
Intuitive Surgical, Inc.	(102)	(42,004)
Juniper Networks, Inc.	(785)	(19,264)
Kraft Foods Group, Inc.	(805)	(48,260)
Lamar Advertising Co., Class A	(780)	(41,340)
Leucadia National Corp.	(900)	(23,598)
Lexmark International, Inc., Class A	(2,560)	(123,290)
LinnCo LLC	(500)	(15,645)
LyondellBasell Industries NV, Class A	(550)	(53,707)
McCormick & Co. Inc. (Non-voting)	(595)	(42,596)
Medtronic, Inc.	(610)	(38,894)
Meridian Bioscience, Inc.	(1,390)	(28,690)
Mettler-Toledo International, Inc.	(245)	(62,029)
Michael Kors Holdings Ltd.	(450)	(39,892)
Microchip Technology, Inc.	(670)	(32,703)
Miller Energy Resources, Inc.	(3,255)	(20,832)
Molycorp, Inc.	(2,240)	(5,757)
Mylan, Inc.	(380)	(19,593)
Myriad Genetics, Inc.	(700)	(27,244)
NetApp, Inc.	(365)	(13,330)
Netflix, Inc.	(130)	(57,278)
New York Community Bancorp, Inc.	(2,640)	(42,187)
Northern Oil and Gas, Inc.	(715)	(11,647)
Northern Trust Corp.	(480)	(30,821)
PAREXEL International Corp.	(330)	(17,437)
Patterson Cos., Inc.	(650)	(25,681)
PerkinElmer, Inc.	(710)	(33,256)
Pioneer Natural Resources Co.	(160)	(36,770)
Pitney Bowes, Inc.	(3,290)	(90,870)
Plug Power, Inc.	(5,400)	(25,272)
Post Holdings, Inc.	(550)	(28,001)
Priceline.com, Inc.	(25)	(30,075)
Public Storage	(130)	(22,275)
PVH Corp.	(290)	(33,814)
Red Hat, Inc.	(1,115)	(61,626)
Repligen Corp.	(1,190)	(27,120)
ResMed, Inc.	(340)	(17,214)
RF Micro Devices, Inc.	(3,470)	(33,277)
Rockwell Automation, Inc.	(260)	(32,542)
Sagent Pharmaceuticals, Inc.	(1,220)	(31,549)
SandRidge Energy, Inc.	(9,215)	(65,887)
Santander Consumer USA Holdings, Inc.	(3,000)	(58,320)
SBA Communications Corp., Class A	(580)	(59,334)
Sigma-Aldrich Corp.	(390)	(39,577)
	Shares	Value
Signature Bank	(390)	$(49,210)
Skyworks Solutions, Inc.	(740)	(34,750)
Sprint Corp.	(4,310)	(36,764)
Staples, Inc.	(1,965)	(21,301)
Starwood Hotels & Resorts Worldwide, Inc.	(510)	(41,218)
Stericycle, Inc.	(340)	(40,263)
STERIS Corp.	(600)	(32,088)
Stifel Financial Corp.	(640)	(30,304)
SVB Financial Group	(420)	(48,980)
Syntroleum Corp. NPV	(1,235)	(0)
Taubman Centers, Inc.	(220)	(16,678)
TCF Financial Corp.	(3,100)	(50,747)
TD Ameritrade Holding Corp.	(1,430)	(44,830)
Textura Corp.	(695)	(16,430)
Thermo Fisher Scientific, Inc.	(290)	(34,220)
Tidewater, Inc.	(500)	(28,075)
Travelers Cos., Inc.	(300)	(28,221)
Triangle Petroleum Corp.	(2,135)	(25,086)
Twitter, Inc.	(440)	(18,027)
Under Armour, Inc., Class A	(910)	(54,136)
United Therapeutics Corp.	(440)	(38,936)
US Geothermal, Inc.	(17,000)	(10,200)
Verizon Communications, Inc.	(680)	(33,272)
Vertex Pharmaceuticals, Inc.	(160)	(15,149)
Vulcan Materials Co.	(320)	(20,400)
WebMD Health Corp.	(760)	(36,708)
Wendy's Corp.	(4,710)	(40,176)
Werner Enterprises, Inc.	(835)	(22,136)
Westamerica Bancorporation	(550)	(28,754)
Williams-Sonoma, Inc.	(400)	(28,712)
Wright Medical Group, Inc.	(1,320)	(41,448)
Zillow, Inc., Class A	(330)	(47,167)
Zimmer Holdings, Inc.	(340)	(35,312)
Zions Bancorporation	(1,500)	(44,205)
Total United States common stocks		(5,476,636)
Total investments sold short (proceeds $10,113,302)		(11,016,566)
Total investments, net of investments sold short: 49.80%		7,989,817
Cash and other assets, less liabilities: 50.20%		8,054,530
Net assets: 100.00%		$16,044,347

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $17,029,982; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,271,790
Gross unrealized depreciation	(295,389)
Net unrealized appreciation of investments	$1,976,401

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 20.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	270,000	USD	250,837	07/22/14	$(3,353)
JPMCB	EUR	194,682	JPY	27,000,000	07/22/14	(34)
JPMCB	EUR	464,808	TRY	1,369,741	07/22/14	7,237
JPMCB	GBP	300,000	USD	501,698	07/22/14	(11,636)
JPMCB	JPY	42,781,170	USD	420,100	07/22/14	(2,271)
JPMCB	TRY	574,741	EUR	190,000	07/22/14	(9,928)
JPMCB	TRY	1,237,286	USD	568,022	07/22/14	(13,477)
JPMCB	USD	773,115	EUR	560,000	07/22/14	(6,244)
JPMCB	USD	27,147	EUR	20,000	07/22/14	241
JPMCB	USD	502,841	GBP	300,000	07/22/14	10,493
JPMCB	ZAR	1,780,000	USD	166,563	07/22/14	(210)
Net unrealized depreciation on forward foreign currency contracts						$(29,182)

Portfolio Swap Outstanding6

Counterparty	Description	Termination Date[7]	Value
CSI	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR floating rate.	Twelve month maturities of 08/04/14—06/18/15	$65,696

Additional Information for Portfolio Swap

Portfolio swap positions	Notional Values[8]	Current Values[9]	Value[10]
Long Positions
Chile
GeoPark Ltd.	$34,832	$39,795	$4,963
France
Carrefour SA	29,384	28,220	(1,164)
Etablissements Maurel et Prom	84,019	81,828	(2,191)
Peugeot SA	60,461	62,192	1,731
Schneider Electric SE	59,193	60,249	1,056
Total France	233,057	232,489	(568)

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

Portfolio swap positions (continued)	Notional Values[8]	Current Values[9]	Value[10]
Ireland
Shire PLC	$104,590	$140,311	$35,721
Netherlands
Royal Dutch Shell PLC	79,051	81,994	2,943
Switzerland
Glencore Xstrata PLC	44,883	45,881	998
United Kingdom
Ashtead Group PLC	37,718	37,736	18
Associated British Foods PLC	37,645	38,614	969
AstraZeneca PLC	70,678	67,895	(2,783)
Aviva PLC	104,652	101,870	(2,782)
Barclays PLC	31,173	26,349	(4,824)
Berkeley Group Holdings PLC	76,990	82,474	5,484
Big Yellow Group PLC	31,863	30,771	(1,092)
BP PLC	39,099	40,315	1,216
BT Group PLC	83,800	81,273	(2,527)
Burberry Group PLC	28,198	28,172	(26)
Capita PLC	77,340	79,950	2,610
Dignity PLC	72,130	70,155	(1,975)
Direct Line Insurance Group PLC	57,335	61,018	3,683
Genel Energy PLC	73,173	76,865	3,692
Halma PLC	54,977	54,731	(246)
Imperial Tobacco Group PLC	41,593	42,759	1,166
Kingfisher PLC	27,265	23,470	(3,795)
Lloyds Banking Group PLC	37,006	35,580	(1,426)
London Stock Exchange Group PLC	101,972	106,478	4,506
Meggitt PLC	1,445	1,507	62
Next PLC	44,843	44,768	(75)
Nichols PLC	65,506	59,470	(6,036)
Playtech PLC	11,913	11,907	(6)
Premier Oil PLC	45,287	44,658	(629)
Prudential PLC	46,383	44,913	(1,470)
Qinetiq Group PLC	87,913	86,979	(934)
Reckitt Benckiser Group PLC	73,765	73,753	(12)
Rightmove PLC	81,611	76,430	(5,181)
Rio Tinto PLC	53,480	51,603	(1,877)
Rockhopper Exploration PLC	42,106	36,798	(5,308)
SABMiller PLC	28,963	30,441	1,478
Taylor Wimpey PLC	82,230	86,531	4,301
Vectura Group PLC	43,545	44,799	1,254
William Hill PLC	82,689	76,342	(6,347)
Total United Kingdom	1,876,286	1,857,374	(18,912)
Total Long Positions of Portfolio Swap	2,372,699	2,397,844	25,145

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

Portfolio swap positions (continued)	Notional Values[8]	Current Values[9]	Value[10]
Short Positions
Bermuda
Gulf Keystone Petroleum Ltd.	$(12,071)	$(14,023)	$(1,952)
Brazil
Sul America SA	(38,192)	(35,415)	2,777
Hong Kong
China Coal Energy	(85,425)	(77,889)	7,536
Indonesia
Bank Mandiri Persero Tbk PT	(37,318)	(36,915)	403
Ireland
San Leon Energy PLC	(9,893)	(6,594)	3,299
Isle of Man
Bahamas Petroleum Company PLC	(32,979)	(20,549)	12,430
Malaysia
Maxis Bhd	(32,140)	(31,743)	397
Taiwan
Acer, Inc.	(13,562)	(15,731)	(2,169)
Compal Electronics, Inc.	(15,670)	(17,978)	(2,308)
HTC Corp.	(10,246)	(9,244)	1,002
Taiwan Glass Industry Corp.	(52,528)	(49,796)	2,732
Total Taiwan	(92,006)	(92,749)	(743)
United Kingdom
African Minerals Ltd.	(6,559)	(3,687)	2,872
Aggreko PLC	(24,150)	(24,031)	119
B&M Retail Ltd.	(26,889)	(26,356)	533
Cable & Wireless Communications PLC	(28,119)	(26,276)	1,843
Chemring Group PLC	(19,156)	(17,585)	1,571
Croda International PLC	(65,474)	(54,844)	10,630
De La Rue PLC	(45,914)	(43,306)	2,608
GlaxoSmithKline PLC	(56,390)	(54,068)	2,322
Iofina PLC	(21,366)	(25,058)	(3,692)
J Sainsbury PLC	(28,873)	(27,294)	1,579
Legal & General Group PLC	(38,718)	(37,803)	915
Marks & Spencer Group PLC	(66,163)	(62,639)	3,524
Ocado Group PLC	(26,305)	(29,802)	(3,497)
Tesco PLC	(74,110)	(69,450)	4,660
Tullow Oil PLC	(25,801)	(24,832)	969
Xcite Energy Ltd.	(16,468)	(17,297)	(829)
Total United Kingdom	(570,455)	(544,328)	26,127
United States
FuelCell Energy, Inc.	(19,891)	(21,360)	(1,469)
Total Short Positions of Portfolio Swap	(930,370)	(881,565)	48,805
Net Long and Short Positions of Portfolio Swap	1,442,329	1,516,279	73,950
Financing Costs and Other Receivables			(8,254)
Net Swap Agreement, at value			$65,696

UBS Equity Long-Short Multi-Strategy Fund

Portfolio of investments

June 30, 2014

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$14,439,940	$—	$—	$14,439,940
Preferred stock	107,837	—	—	107,837
Short-term investments	—	4,458,606	—	4,458,606
Forward foreign currency contracts	—	17,971	—	17,971
Swap agreement	—	65,696	—	65,696
Total	$14,547,777	$4,542,273	$—	$19,090,050
Liabilities
Common stocks sold short	$(11,016,566)	$—	$—	$(11,016,566)
Forward foreign currency contracts	—	(47,153)	—	(47,153)
Total	$(11,016,566)	$(47,153)	$—	$(11,063,719)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of this security amounted to $31,668 or 0.20% of net assets.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of these securities amounted to $133,147 or 0.83% of net assets.

4  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$4,066,550	$17,846,669	$18,704,592	$3,208,627	$4,546

5  Rate shown is the discount rate at the date of purchase.

6  Illiquid investment as of June 30, 2014.

7  The twelve month maturity dates are measured from the commencement of investment in each underlying portfolio swap market.

8  Notional value represents the market value (including any fees or commissions) of the long and short positions at the time they are established.

9  Current value represents the market value of these positions based on the securities' last sale or closing price on the principal exchange on which the securities are traded.

10  Value represents the unrealized gain (loss) of the positions at June 30, 2014.

See accompanying notes to financial statements.

UBS Global Sustainable Equity Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS Global Sustainable Equity Fund (the "Fund") (formerly UBS International Equity Fund) gained 21.32% (Class A shares returned 14.64% after the deduction of the maximum sales charge), while Class Y shares rose 21.65%. The Fund's new benchmark, the MSCI World Free Index (net) (the "Index") returned 24.05%, whereas the Fund's previous benchmark, the MSCI World Free ex-USA Index (net), returned 23.83% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 24; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Special Fund Update

The Board of Trustees of The UBS Funds approved changes to UBS International Equity Fund, including changing its name, its listed portfolio managers and adjusting certain investment policies to allow the Fund to pursue a sustainable investment approach. These changes went into effect on October 28, 2013. Specifically:

•  The Fund's name changed from UBS International Equity Fund to UBS Global Sustainable Equity Fund.

•  The Fund's benchmark changed from the MSCI World Free ex USA Index (net), to the MSCI World Free Index (net). This increased the Fund's investable universe and allows for its investment in US equities.

•  The investment process for the Fund was enhanced by the use of a positive screening approach that integrates sustainability analysis and a long-term perspective with a rigorous fundamental valuation framework. The investment process for the Fund also incorporates some negative screening for controversial industries.

The Fund posted a strong absolute return but underperformed its benchmark during the reporting period, primarily due to stock selection and sector allocation.

Portfolio performance summary1

What worked

•  Several individual stocks had a positive impact on performance.

  • NXP Semiconductor, a leading semiconductor manufacturer headquartered in the Netherlands, generated strong results and benefited the Fund's performance. (For additional details, see "Portfolio Highlights.")

  • Broadcom Corp. is an American semiconductor company in the wireless and broadband communication business. Investors were pleased by the company's announcement that it would exit its baseband chip business, which will lead to substantial savings. This, in turn, resulted in expectations for improving earnings.

  • Aviva plc is a British multinational insurance company headquartered in London. The company has undergone a successful restructuring, which has resulted in increased revenues and lower costs for its business lines.

  • Apple, Inc. designs, develops, and sells consumer electronics, computer software, online services, and personal computers. After a period of weakness, its shares rallied in anticipation of several new products being launched in the fall, including the iPhone 6 and iWatch.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Global Sustainable Equity Fund

  • Sector allocation in several areas contributed to results. The Fund's overall sector allocations are a byproduct of our bottom-up stock selection process. During the reporting period, underweights to health care, materials and financials were the most beneficial sector allocations to the Fund's relative performance.

What didn't work

•  Overall, stock selection detracted from performance during the reporting period.

  • ServiceSource International is a US-based software service company. Sentiment for the company weakened as it reported disappointing results that caused investors to question its future growth prospects. In addition, the company has experienced some management turnover that was negatively received by investors.

  • Amazon.com is a leading web-based retailer. While its revenues continue to rise sharply, investors were disappointed by rising costs for its distribution facilities and the start-up costs for its new phone product, which depressed earnings.

  • NII Holdings is a telecommunications company that performed poorly during the reporting period and was subsequently eliminated from the portfolio. (For additional details, see "Portfolio Highlights.")

  • Bank Rakyat Indonesia is a finance company based in Indonesia. It performed poorly and we eliminated the holding. (For additional details, see "Portfolio Highlights.")

  • Shin-Etsu Chemical Company is a Japanese supplier of semiconductor materials and polyvinyl chloride. Its shares declined as semiconductor pricing has been weak.

•  Sector allocation decisions, overall, detracted from performance. During the reporting period, having an overweight to information technology, along with underweights to energy and telecommunication services, were negative for the Fund's relative performance.

Portfolio highlights

•  NXP Semiconductor is highly leveraged to industrial production in Europe, which has shown signs of economic improvement. The company also owns new technology in the area of Near Field Communications, which is expected to be included in the new iPhone 6. This bolstered investor sentiment for NXP Semiconductor and helped to drive its share price sharply higher during the reporting period.

•  A.P. Moller is a Danish shipping company. Its shares rallied sharply given expectations for improved pricing, especially in the Pacific. The company's volumes have also increased along with strengthening global growth.

•  NII Holdings is a holding company that, through its various subsidiaries, provides mobile communication services under the Nextel brand in five Latin American countries. The company experienced pricing pressures and lost customers during the reporting period. In addition, its 3G technology transition did not work out as planned, and we sold the stock.

UBS Global Sustainable Equity Fund

•  Shares of Bank Rakyat Indonesia declined during the reporting period, given the volatility in the Indonesian economy. This, in turn, has negatively impacted the country's banking system. We sold the stock during the reporting period and locked in previous profits from the holding.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Sustainable Equity Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	21.32%	10.38%	5.71%
Class C2	20.32	9.56	4.92
Class Y3	21.65	10.67	5.95
After deducting maximum sales charge
Class A1	14.64%	9.13%	5.11%
Class C2	19.32	9.56	4.92
MSCI World Free Index (net)[4,6]	24.05%	14.99%	7.25%
MSCI World Free ex USA Index (net)[5,6]	23.83	11.67	7.18

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—2.65% and 1.25%; Class C—3.40% and 2.00%; Class Y—2.40% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class Y shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  Please note that UBS Global Sustainable Equity Fund (formerly, International Equity Fund) was transitioned from a Global (Ex-US) strategy on October 28, 2013. The benchmark was also changed from the MSCI World Free ex USA Index (net) to the MSCI World Free Index (net), in order to properly reflect the new strategy.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Global Sustainable Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Sustainable Equity Fund Class A and Class Y shares versus the MSCI World Free Index (net) and MSCI World Free ex USA Index (net) over the 10 years ended June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Global Sustainable Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2014

Percentage of net assets
NXP Semiconductor NV	2.9%
Koninklijke DSM NV	2.4
Check Point Software Technologies Ltd.	2.3
AIA Group Ltd.	2.3
BG Group PLC	2.2
A.P. Moller - Maersk A/S, Class B	2.2
Compass Group PLC	2.2
Apple, Inc.	2.1
KDDI Corp.	2.0
Eli Lilly & Co.	2.0
Total	22.6%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Common stocks
Airlines	0.56%
Automobiles	2.07
Banks	11.99
Biotechnology	3.81
Building products	0.97
Capital markets	1.10
Chemicals	4.25
Commercial services & supplies	1.52
Construction materials	1.84
Containers & packaging	0.68
Diversified telecommunication services	1.90
Electrical equipment	1.89
Electronic equipment, instruments & components	1.21
Food & staples retailing	1.75
Food products	0.51
Health care equipment & supplies	0.74
Health care providers & services	1.71
Hotels, restaurants & leisure	2.16
Household durables	1.91
Household products	0.98
Insurance	7.39
Internet & catalog retail	1.10
IT services	0.44
Life sciences tools & services	0.93
Machinery	3.31
Marine	2.25
Media	1.11
Metals & mining	0.73
Multiline retail	2.17
Oil, gas & consumable fuels	6.31
Personal products	3.73
Pharmaceuticals	3.78
Real estate investment trust (REIT)	1.79
Road & rail	1.20
Semiconductors & semiconductor equipment	8.75
Software	4.14
Technology hardware, storage & peripherals	2.11
Wireless telecommunication services	2.01
Total common stocks	96.80%
Preferred stock	0.75
Short-term investment	1.52
Investment of cash collateral from securities loaned	0.48
Total investments	99.55%
Cash and other assets, less liabilities	0.45
Net assets	100.00%

Country exposure by issuer, top five (unaudited)

As of June 30, 2014

Percentage of net assets
United States	34.6%
Japan	14.1
United Kingdom	8.6
Netherlands	5.3
France	3.6
Total	66.2%

UBS Global Sustainable Equity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks: 96.80%
Australia: 2.28%
Brambles Ltd.	37,764	$327,252
Scentre Group*	19,435	58,644
Westfield Corp.	15,598	105,163
Total Australia common stocks		491,059
Canada: 2.05%
Royal Bank of Canada	4,000	285,947
Teck Resources Ltd., Class B	6,900	157,522
Total Canada common stocks		443,469
China: 2.82%
AIA Group Ltd.	96,838	486,664
Cathay Pacific Airways Ltd.	65,000	121,439
Total China common stocks		608,103
Denmark: 2.25%
A.P. Moller - Maersk A/S, Class B	195	484,559
France: 3.63%
Carrefour SA	10,229	377,337
Schneider Electric SE	4,322	406,870
Total France common stocks		784,207
Germany: 2.78%
HeidelbergCement AG	4,661	397,809
SAP AG	2,611	201,644
Total Germany common stocks		599,453
Ireland: 0.64%
Bank of Ireland*	408,000	137,434
Israel: 3.37%
Check Point Software Technologies Ltd.*[1]	7,300	489,319
Mellanox Technologies Ltd.*	6,800	237,048
Total Israel common stocks		726,367
Italy: 1.15%
Intesa Sanpaolo SpA	80,190	247,718
Japan: 14.11%
Hino Motors Ltd.	16,300	224,456
Kao Corp.	10,500	413,242
KDDI Corp.	7,200	439,157
Panasonic Corp.	19,000	231,440
Shin-Etsu Chemical Co., Ltd.	2,600	158,046
Shiseido Co., Ltd.	21,500	391,990
Sumitomo Mitsui Financial Group, Inc.	6,700	280,685
THK Co., Ltd.	14,000	330,013
Tokio Marine Holdings, Inc.	8,400	276,282
	Shares	Value
Toyota Motor Corp.	5,000	$300,281
Total Japan common stocks		3,045,592
Netherlands: 5.29%
Koninklijke DSM NV	7,055	513,837
NXP Semiconductor NV*	9,500	628,710
Total Netherlands common stocks		1,142,547
Norway: 3.40%
Statoil ASA	10,528	323,366
Telenor ASA	18,002	410,000
Total Norway common stocks		733,366
Spain: 2.52%
Banco Bilbao Vizcaya Argentaria SA	17,329	220,889
Banco Santander SA	30,844	322,251
Total Spain common stocks		543,140
Sweden: 2.28%
Lundin Petroleum AB*	12,854	260,098
Nordea Bank AB	16,413	231,645
Total Sweden common stocks		491,743
Switzerland: 3.28%
Novartis AG	4,344	393,351
Zurich Insurance Group AG*	1,044	314,683
Total Switzerland common stocks		708,034
Taiwan: 1.75%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,700	378,603
United Kingdom: 8.64%
Aberdeen Asset Management PLC	30,500	236,925
Aviva PLC	43,873	383,305
BG Group PLC	22,931	484,665
Compass Group PLC	26,784	466,174
Premier Oil PLC	51,553	294,593
Total United Kingdom common stocks		1,865,662
United States: 34.56%
Acorda Therapeutics, Inc.*	10,700	360,697
Alnylam Pharmaceuticals, Inc.*	3,900	246,363
Amazon.com, Inc.*	730	237,089
Apple, Inc.	4,900	455,357
Applied Materials, Inc.	11,900	268,345
Baxter International, Inc.	2,200	159,060
Bio-Rad Laboratories, Inc., Class A*	1,670	199,916
Broadcom Corp., Class A	10,100	374,912
Cinemark Holdings, Inc.	6,800	240,448
Citigroup, Inc.	3,400	160,140
Digital Realty Trust, Inc.[1]	3,800	221,616

UBS Global Sustainable Equity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Eli Lilly & Co.	6,800	$422,756
Ford Motor Co.	8,500	146,540
Gilead Sciences, Inc.*	1,700	140,947
Jabil Circuit, Inc.	12,500	261,250
JC Penney Co., Inc.*[1]	13,200	119,460
Lexicon Pharmaceuticals, Inc.*	45,900	73,899
Macy's, Inc.	6,000	348,120
MetLife, Inc.	2,400	133,344
Mondelez International, Inc., Class A	2,900	109,069
Norfolk Southern Corp.	2,520	259,636
Owens Corning	5,400	208,872
PNC Financial Services Group, Inc.	3,400	302,770
Praxair, Inc.	1,840	244,426
Procter & Gamble Co.	2,700	212,193
Rock-Tenn Co., Class A	1,400	147,826
ServiceSource International, Inc.*	16,500	95,700
Symantec Corp.	8,800	201,520
Timken Co.	2,350	159,424
UnitedHealth Group, Inc.	4,510	368,692
US Bancorp	9,200	398,544
Whirlpool Corp.	1,300	180,986
Total United States common stocks		7,459,917
Total common stocks (cost $18,685,436)		20,890,973
	Shares	Value
Preferred stock: 0.75%
Brazil: 0.75%
Banco Bradesco SA, Preference shares (cost $166,726)	11,200	$162,462
Short-term investment: 1.52%
Investment company: 1.52%
UBS Cash Management Prime Relationship Fund[2] (cost $328,482)	328,482	328,482
Investment of cash collateral from securities loaned: 0.48%
UBS Private Money Market Fund LLC[2] (cost $103,482)	103,482	103,482
Total investments: 99.55% (cost $19,284,126)		21,485,399
Cash and other assets, less liabilities: 0.45%		97,343
Net assets: 100.00%		$21,582,742

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $19,339,928; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,487,509
Gross unrealized depreciation	(342,038)
Net unrealized appreciation of investments	$2,145,471

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 29.

UBS Global Sustainable Equity Fund

Portfolio of investments

June 30, 2014

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$20,890,973	$—	$—	$20,890,973
Preferred stock	162,462	—	—	162,462
Short-term investment	—	328,482	—	328,482
Investment of cash collateral from securities loaned	—	103,482	—	103,482
Total	$21,053,435	$431,964	$—	$21,485,399

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2014.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$385,436	$6,134,206	$6,191,160	$328,482	$224
UBS Private Money Market Fund LLC[a]	567,869	8,466,653	8,931,040	103,482	30
	$953,305	$14,600,859	$15,122,200	$431,964	$254

a  The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS U.S. Defensive Equity Fund (the "Fund") returned 18.78% (Class A shares returned 12.24% after the deduction of the maximum sales charge), while Class Y shares returned 19.17%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 25.35% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 33; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Stock selection decisions in the information technology sector contributed strongly to Fund performance.

  – Shares of Micron Technology rose 39% during the second quarter of 2014 as the company saw strong upward momentum. Micron benefited from supply disruptions at its key competitor, Hynix. This development increased expectations for improved DRAM pricing and higher margins for Micron.

  – NXP Semiconductor was a top holding for the Fund. Shares were up 28% during the first quarter of 2014 after NXP reported quarterly and annual earnings at the high end of guidance. The company's revenue growth reached 13% for the full year, led by its automotive business and its portable and computing business. NXP also benefited from the announcement of an expanded stock repurchase program.

•  Several energy and materials stocks made a positive contribution to relative performance.

  – Shares of EOG Resources rose 19% during the second quarter of 2014. The company posted strong earnings results in the first quarter due to new Rocky Mountain oil plays, which added to its high quality inventory. EOG is benefiting from strong rig counts, and has raised its production targets from 27% to 29%. (For details, see "Portfolio highlights.")

  – Martin Marietta Materials gained 29% during the first quarter of 2014. The company reported full-year results that exceeded expectations, crediting double-digit volume growth in its residential and non-residential aggregates business. Other positive developments included the company's announcement that it would acquire Texas Industries, the second-largest producer of sand, gravel and crushed rock.

•  The Fund had a successful overweight to the health care sector.

  – Allergan made a significant contribution to Fund returns during the 12 months. The stock price gained 36% during the second quarter of 2014. The spike was due to the announcement in April 2014 that activist investor William Ackman and Valeant Pharmaceuticals were teaming up to pursue a takeover of Allergan.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Defensive Equity Fund

What didn't work

•  Certain individual stock positions detracted from relative performance during the 12-month period.

  – NII Holdings was the top detractor for the reporting period. The stock plunged 55% in late February 2014 when NII reported a net subscriber loss of 247,000 and warned about declining liquidity. The company continues to make progress in Brazil, where it has built a 3G network and is selling the iPhone 5. But greater-than-expected customer losses in Mexico are hampering results. We continue to hold the stock, based on the situation in Brazil and an asset base that we believe is undervalued by the market.

  – ServiceSource International made a negative contribution to Fund returns. The company saw a significant decline in its stock price due to poor performance in the first quarter of 2014. The stock came under additional pressure after ServiceSource announced negative earnings estimate revisions for the quarter and the current year.

  – J. C. Penney detracted from Fund returns after reporting earnings and revenue that were below expectations. Early in the 12 months, Bill Ackman publicly criticized the company's strategy and subsequently resigned from his seat on its board. The company attempted to raise cash by selling roughly $800 million of new stock before the critical 2013 holiday shopping season, but this only eroded investor confidence. While the mid-tier department store faces some challenges, we believe the current valuation does not reflect J.C. Penney's future cash generation potential.

  – Shares of Philip Morris suffered along with the broader consumer staples sector. Investor sentiment about the decline in the number of smokers worsened, leading to poor performance for the company's stock price. However, we believe that Philip Morris is attractively valued. (For details, see "Portfolio highlights.")

  – The stock price of Citigroup declined during the 12 months. Along with other large global financial services companies, Citigroup suffered from uncertainty about the future regulatory environment. Ongoing concerns about settlements related to the financial crisis also hindered the performance of many banks. In addition, Citigroup failed a regulatory test of balance sheet strength, and was denied the opportunity to increase its dividend and share buyback program. (For details, see "Portfolio highlights.")

•  An underweight to the utilities sector detracted from the Fund's relative returns when many of these stocks traded higher during the period.

Portfolio highlights

•  EOG Resources is a natural gas and crude oil exploration & production (E&P) company. We believe it is a best-in-class company run by experienced managers. EOG benefits from a disciplined focus on internal rate of return at the project level. The company has core positions in prime acreage of the Eagle Ford, Bakken and Permian basins. It is a first mover in the onshore tight gas and tight oil basins. EOG has a track record of superior innovation and, as a result, is well-positioned with the lowest exploration and development costs.

•  We believe the market underappreciates the persistence and predictability of Philip Morris' cash flows and returns to shareholders. While governments have an interest in public health and declining tobacco consumption, they have become reliant on steady and predictable tobacco tax flows. Philip Morris has proven skill at modeling cigarette demand, even with variables such as regulation, taxation and demographics. Over time, governments are learning to trust the company's models. Governments have learned that aggressive tax increases tend to encourage the illicit cigarette trade, which reduces tax revenue and increases consumption. Philip Morris' regulatory and consumption risk is well diversified, as the company operates in more than 180 markets globally.

UBS U.S. Defensive Equity Fund

•  Citigroup continues to execute its plan to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, and improve liquidity and capital metrics. It is successfully taking market share in its core businesses: regional consumer banking, securities and banking, and global transaction services. Additionally, the company has been aggressively selling minority stakes in several banks, which should provide significant capital relief on a Basel III basis. We anticipate superior earnings growth over the next few years due to solid revenue growth, improving expense discipline and better credit quality.

•  Mondelez manufactures and markets snack food and beverage products, including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe the company is well-positioned for growth due to its significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

•  Yum! Brands is the leading multi-concept global restaurant company with three main concepts: KFC, Taco Bell and Pizza Hut. The stock experienced weakness due to supply issues and avian flu concerns in China. We believe the market is undervaluing the long-term value of the KFC and Pizza Hut franchises in China. Unit growth has accelerated in recent years as a result of prior investment in infrastructure. We expect Yum! to continue to grow earnings per share by double digits for the next several years due to strong international growth and return of capital to shareholders through dividends and share repurchases.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Defensive Equity Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	18.78%	15.33%	4.39%
Class C3	17.94	14.47	3.61
Class Y4	19.17	15.61	4.64
After deducting maximum sales charge
Class A2	12.24%	14.03%	3.63%
Class C3	16.94	14.47	3.61
Russell 1000 Index[5]	25.35%	19.25%	7.68%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—4.79% and 2.81%; Class C—5.61% and 3.59%; Class Y—4.51% and 2.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS U.S. Defensive Equity Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Defensive Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Defensive Equity Fund Class A and Class Y shares versus the Russell 1000 Index from September 26, 2006, which is the inception date of the two classes, through June 30, 2014. The performance of Class C shares will vary based upon the class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Defensive Equity Fund

Top ten equity holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
Apple, Inc.	3.8%
Mondelez International, Inc., Class A	3.3
Yum! Brands, Inc.	3.2
Philip Morris International, Inc.	3.0
Comcast Corp., Class A	2.8
Citigroup, Inc.	2.8
JPMorgan Chase & Co.	2.6
PepsiCo, Inc.	2.6
Amazon.com, Inc.	2.6
Symantec Corp.	2.4
Total	29.1%

1  Only long positions are considered for top ten holdings.

UBS U.S. Defensive Equity Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Common stocks
Aerospace & defense	1.38%
Automobiles	3.64
Banks	9.28
Beverages	2.62
Biotechnology	5.57
Building products	0.85
Capital markets	3.53
Chemicals	3.61
Commercial services & supplies	1.62
Construction materials	1.24
Consumer finance	1.86
Diversified telecommunication services	0.81
Electronic equipment, instruments & components	1.49
Energy equipment & services	5.38
Food & staples retailing	2.16
Food products	3.26
Health care equipment & supplies	1.17
Health care providers & services	4.78
Hotels, restaurants & leisure	3.24
Household durables	0.71
Industrial conglomerates	2.21
Insurance	5.15
Internet & catalog retail	2.59
IT services	0.95
Life sciences tools & services	0.93
Machinery	1.53
Media	6.26
Multiline retail	1.78
Oil, gas & consumable fuels	6.05
Pharmaceuticals	12.03
Real estate investment trust (REIT)	3.31
Road & rail	3.23
Semiconductors & semiconductor equipment	10.66
Software	4.00
Specialty retail	1.15
Technology hardware, storage & peripherals	5.28
Textiles, apparel & luxury goods	1.50
Tobacco	3.00
Wireless telecommunication services	0.10
Total common stocks	129.91%
Investment company
SPDR S&P 500 ETF Trust	1.95
Short-term investment	1.45
Options purchased	0.68
Total investments before investments sold short	133.99%
Investments sold short
Common stocks
Banks	(2.53)%
Beverages	(0.38)
Biotechnology	(1.53)
Capital markets	(1.67)
Chemicals	(0.68)
Commercial services & supplies	(1.95)
Electronic equipment, instruments & components	(0.40)
Energy equipment & services	(0.58)
Food products	(0.73)
Health care equipment & supplies	(3.01)
Health care providers & services	(1.28)
Hotels, restaurants & leisure	(2.66)
Household products	(0.28)
Insurance	(0.88)
Internet & catalog retail	(0.87)
Internet software & services	(0.90)
IT services	(0.43)
Life sciences tools & services	(1.33)
Media	(1.87)
Oil, gas & consumable fuels	(0.31)
Pharmaceuticals	(1.88)
Real estate investment trust (REIT)	(0.20)
Semiconductors & semiconductor equipment	(2.63)
Software	(0.77)
Technology hardware, storage & peripherals	(1.22)
Textiles, apparel & luxury goods	(0.78)
Thrifts & mortgage finance	(0.28)
Trading companies & distributors	(0.31)
Wireless telecommunication services	(1.11)
Total investments sold short	(33.45)%
Total investments, net of investments sold short	100.54
Liabilities, in excess of cash and other assets	(0.54)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Defensive Equity Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks: 129.91%
Aerospace & defense: 1.38%
General Dynamics Corp.[1]	1,900	$221,445
Automobiles: 3.64%
Ford Motor Co.[1]	18,700	322,388
General Motors Co.[1]	7,200	261,360
		583,748
Banks: 9.28%
Citigroup, Inc.[1]	9,569	450,700
JPMorgan Chase & Co.[1]	7,350	423,507
US Bancorp[1]	7,350	318,402
Wells Fargo & Co.[1]	5,600	294,336
		1,486,945
Beverages: 2.62%
PepsiCo, Inc.[1]	4,700	419,898
Biotechnology: 5.57%
Acorda Therapeutics, Inc.*[1]	8,150	274,736
Alexion Pharmaceuticals, Inc.*[1]	900	140,625
Alnylam Pharmaceuticals, Inc.*[1]	1,800	113,706
Bluebird Bio, Inc.*[1]	800	30,856
Epizyme, Inc.*[1]	700	21,784
Gilead Sciences, Inc.*[1]	2,350	194,838
KaloBios Pharmaceuticals, Inc.*[1]	4,700	10,716
Lexicon Pharmaceuticals, Inc.*[1]	56,750	91,368
MacroGenics, Inc.*[1]	600	13,038
		891,667
Building products: 0.85%
Owens Corning[1]	3,500	135,380
Capital markets: 3.53%
Invesco Ltd.[1]	5,400	203,850
Morgan Stanley[1]	11,200	362,096
		565,946
Chemicals: 3.61%
Air Products & Chemicals, Inc.[1]	1,200	154,344
Monsanto Co.[1]	1,800	224,532
Praxair, Inc.[1]	1,500	199,260
		578,136
Commercial services & supplies: 1.62%
Waste Management, Inc.[1]	5,800	259,434
Construction materials: 1.24%
Martin Marietta Materials, Inc.[1]	1,500	198,075
	Shares	Value
Consumer finance: 1.86%
Capital One Financial Corp.[1]	3,600	$297,360
Diversified telecommunication services: 0.81%
Pacific DataVision, Inc.*[2]	6,100	129,625
Electronic equipment, instruments & components: 1.49%
Jabil Circuit, Inc.[1]	11,400	238,260
Energy equipment & services: 5.38%
Baker Hughes, Inc.[1]	3,100	230,795
Halliburton Co.[1]	2,450	173,974
McDermott International, Inc.*[1]	21,050	170,295
Noble Corp. PLC[1]	8,550	286,938
		862,002
Food & staples retailing: 2.16%
Rite Aid Corp.*[1]	15,100	108,267
Walgreen Co.[1]	3,200	237,216
		345,483
Food products: 3.26%
Mondelez International, Inc., Class A1	13,900	522,779
Health care equipment & supplies: 1.17%
Baxter International, Inc.[1]	2,600	187,980
Health care providers & services: 4.78%
Envision Healthcare Holdings, Inc.*[1]	2,900	104,139
Laboratory Corp. of America Holdings*[1]	3,500	358,400
UnitedHealth Group, Inc.[1]	3,700	302,475
		765,014
Hotels, restaurants & leisure: 3.24%
Yum! Brands, Inc.[1]	6,400	519,680
Household durables: 0.71%
Lennar Corp., Class A	2,700	113,346
Industrial conglomerates: 2.21%
Danaher Corp.[1]	4,500	354,285
Insurance: 5.15%
Aon PLC[1]	2,300	207,207
Lincoln National Corp.[1]	5,250	270,060
MetLife, Inc.[1]	6,250	347,250
		824,517
Internet & catalog retail: 2.59%
Amazon.com, Inc.*[1]	1,280	415,718
IT services: 0.95%
ServiceSource International, Inc.*[1]	26,250	152,250

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Concluded)
Life sciences tools & services: 0.93%
Bio-Rad Laboratories, Inc., Class A*[1]	1,250	$149,638
Machinery: 1.53%
Illinois Tool Works, Inc.[1]	2,800	245,168
Media: 6.26%
Comcast Corp., Class A1	8,400	450,912
Time Warner, Inc.[1]	2,850	200,213
Walt Disney Co.[1]	4,100	351,534
		1,002,659
Multiline retail: 1.78%
JC Penney Co., Inc.*[1]	10,600	95,930
Macy's, Inc.[1]	3,250	188,565
		284,495
Oil, gas & consumable fuels: 6.05%
Chevron Corp.[1]	1,200	156,660
EOG Resources, Inc.[1]	3,250	379,795
Exxon Mobil Corp.[1]	2,200	221,496
PDC Energy, Inc.*[1]	3,350	211,553
		969,504
Pharmaceuticals: 12.03%
Allergan, Inc.[1]	1,300	219,986
Eli Lilly & Co.[1]	5,900	366,803
Hospira, Inc.*[1]	5,200	267,124
Impax Laboratories, Inc.*[1]	8,800	263,912
Johnson & Johnson[1]	700	73,234
Mallinckrodt PLC*[1]	2,500	200,050
Merck & Co., Inc.[1]	5,650	326,852
Teva Pharmaceutical Industries Ltd. ADR	4,000	209,680
		1,927,641
Real estate investment trust (REIT): 3.31%
American Campus Communities, Inc.[1]	1,800	68,832
Digital Realty Trust, Inc.[1]	4,200	244,944
Simon Property Group, Inc.[1]	1,300	216,164
		529,940
Road & rail: 3.23%
Hertz Global Holdings, Inc.*[1]	10,750	301,323
Norfolk Southern Corp.[1]	2,100	216,363
		517,686
Semiconductors & semiconductor equipment: 10.66%
Applied Materials, Inc.[1]	16,000	360,800
Broadcom Corp., Class A1	8,250	306,240
Freescale Semiconductor Ltd.*[1]	7,000	164,500
Mellanox Technologies Ltd.*[1]	6,100	212,646
	Shares	Value
Micron Technology, Inc.*[1]	9,700	$319,615
NXP Semiconductor NV*[1]	5,200	344,136
		1,707,937
Software: 4.00%
Check Point Software Technologies Ltd.*[1]	3,800	254,714
Symantec Corp.[1]	16,850	385,865
		640,579
Specialty retail: 1.15%
Best Buy Co., Inc.[1]	5,950	184,509
Technology hardware, storage & peripherals: 5.28%
Apple, Inc.[1]	6,580	611,479
NetApp, Inc.[1]	6,400	233,728
		845,207
Textiles, apparel & luxury goods: 1.50%
Ralph Lauren Corp.[1]	1,500	241,035
Tobacco: 3.00%
Philip Morris International, Inc.[1]	5,700	480,567
Wireless telecommunication services: 0.10%
NII Holdings, Inc.*[1]	28,550	15,703
Total common stocks (cost $15,696,283)		20,811,241
Investment company: 1.95%
SPDR S&P 500 ETF Trust (cost $312,480)	1,600	313,152
Short-term investment: 1.45%
Investment company: 1.45%
UBS Cash Management Prime Relationship Fund[3] (cost $232,835)	232,835	232,835
	Number of contracts
Options purchased: 0.68%
Put options: 0.68%
S&P 500 Index, strike @ USD 1,840, expires September 2014 (cost $168,200)	80	108,800
Total investments before investments sold short: 133.99% (cost $16,409,798)		21,466,028

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Investments sold short: (33.45)%
Common stocks: (33.45)%
Banks: (2.53)%
Associated Banc-Corp.	(2,550)	$(46,104)
Bank of America Corp.	(3,950)	(60,711)
First Niagara Financial Group, Inc.	(4,950)	(43,263)
Signature Bank*	(500)	(63,090)
SVB Financial Group	(500)	(58,310)
TCF Financial Corp.	(2,550)	(41,744)
Westamerica Bancorporation	(850)	(44,438)
Zions Bancorporation	(1,600)	(47,152)
		(404,812)
Beverages: (0.38)%
Constellation Brands, Inc., Class A	(700)	(61,691)
Biotechnology: (1.53)%
Celgene Corp.	(1,000)	(85,880)
Myriad Genetics, Inc.	(1,350)	(52,542)
Repligen Corp.	(2,350)	(53,556)
United Therapeutics Corp.	(600)	(53,094)
		(245,072)
Capital markets: (1.67)%
Charles Schwab Corp.	(4,600)	(123,878)
Northern Trust Corp.	(700)	(44,947)
Stifel Financial Corp.	(950)	(44,983)
TD Ameritrade Holding Corp.	(1,700)	(53,295)
		(267,103)
Chemicals: (0.68)%
LyondellBasell Industries NV, Class A	(700)	(68,355)
Sigma-Aldrich Corp.	(400)	(40,592)
		(108,947)
Commercial services & supplies: (1.95)%
Healthcare Services Group, Inc.	(3,200)	(94,208)
Pitney Bowes, Inc.	(4,900)	(135,338)
Stericycle, Inc.	(700)	(82,894)
		(312,440)
Electronic equipment, instruments & components: (0.40)%
Flextronics International Ltd.	(5,800)	(64,206)
Energy equipment & services: (0.58)%
FMC Technologies, Inc.	(750)	(45,803)
Helmerich & Payne, Inc.	(400)	(46,444)
		(92,247)
	Shares	Value
Food products: (0.73)%
Kraft Foods Group, Inc.	(1,000)	$(59,950)
McCormick & Co. Inc. (Non-voting)	(800)	(57,272)
		(117,222)
Health care equipment & supplies: (3.01)%
Abaxis, Inc.	(1,500)	(66,465)
Boston Scientific Corp.	(4,100)	(52,357)
DENTSPLY International, Inc.	(1,200)	(56,820)
IDEXX Laboratories, Inc.	(500)	(66,785)
Meridian Bioscience, Inc.	(1,700)	(35,088)
PhotoMedex, Inc.	(5,100)	(62,475)
STERIS Corp.	(800)	(42,784)
Wright Medical Group, Inc.	(1,500)	(47,100)
Zimmer Holdings, Inc.	(500)	(51,930)
		(481,804)
Health care providers & services: (1.28)%
Bio-Reference Labs, Inc.	(2,600)	(78,572)
Centene Corp.	(1,000)	(75,610)
Patterson Cos., Inc.	(1,300)	(51,363)
		(205,545)
Hotels, restaurants & leisure: (2.66)%
Buffalo Wild Wings, Inc.	(500)	(82,855)
Choice Hotels International, Inc.	(2,800)	(131,908)
Hyatt Hotels Corp., Class A	(1,600)	(97,568)
Starwood Hotels & Resorts Worldwide, Inc.	(750)	(60,615)
Wendy's Corp.	(6,200)	(52,886)
		(425,832)
Household products: (0.28)%
Clorox Co.	(500)	(45,700)
Insurance: (0.88)%
American International Group, Inc.	(2,600)	(141,908)
Internet & catalog retail: (0.87)%
Netflix, Inc.	(180)	(79,308)
Priceline.com, Inc.	(50)	(60,150)
		(139,458)
Internet software & services: (0.90)%
WebMD Health Corp.	(1,500)	(72,450)
Zillow, Inc., Class A	(500)	(71,465)
		(143,915)
IT services: (0.43)%
Cognizant Technology Solutions Corp., Class A	(1,400)	(68,474)

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Life sciences tools & services: (1.33)%
Mettler-Toledo International, Inc.	(350)	$(88,613)
PerkinElmer, Inc.	(1,400)	(65,576)
Thermo Fisher Scientific, Inc.	(500)	(59,000)
		(213,189)
Media: (1.87)%
Discovery Communications, Inc., Class A	(1,200)	(89,136)
Gannett Co., Inc.	(4,700)	(147,157)
Lamar Advertising Co., Class A	(1,200)	(63,600)
		(299,893)
Oil, gas & consumable fuels: (0.31)%
Hess Corp.	(500)	(49,445)
Pharmaceuticals: (1.88)%
AbbVie, Inc.	(1,700)	(95,948)
Auxilium Pharmaceuticals, Inc.	(2,600)	(52,156)
Endo International PLC	(1,300)	(91,026)
Sagent Pharmaceuticals, Inc.	(2,400)	(62,064)
		(301,194)
Real estate investment trust (REIT): (0.20)%
Equity Residential	(500)	(31,500)
Semiconductors & semiconductor equipment: (2.63)%
Advanced Micro Devices, Inc.	(14,600)	(61,174)
Analog Devices, Inc.	(1,100)	(59,477)
First Solar, Inc.	(1,600)	(113,696)
Microchip Technology, Inc.	(1,250)	(61,012)
RF Micro Devices, Inc.	(6,350)	(60,897)
Skyworks Solutions, Inc.	(1,400)	(65,744)
		(422,000)
	Shares	Value
Software: (0.77)%
Electronic Arts, Inc.	(1,900)	$(68,153)
Red Hat, Inc.	(1,000)	(55,270)
		(123,423)
Technology hardware, storage & peripherals: (1.22)%
Diebold, Inc.	(1,500)	(60,255)
Hewlett-Packard Co.	(2,000)	(67,360)
Lexmark International, Inc., Class A	(1,400)	(67,424)
		(195,039)
Textiles, apparel & luxury goods: (0.78)%
Michael Kors Holdings Ltd.	(600)	(53,190)
Under Armour, Inc., Class A	(1,200)	(71,388)
		(124,578)
Thrifts & mortgage finance: (0.28)%
Astoria Financial Corp.	(3,300)	(44,385)
Trading companies & distributors: (0.31)%
Fastenal Co.	(1,000)	(49,490)
Wireless telecommunication services: (1.11)%
SBA Communications Corp., Class A	(600)	(61,380)
Sprint Corp.	(13,700)	(116,861)
		(178,241)
Total investments sold short (proceeds $3,929,073)		(5,358,753)
Total investments, net of investments sold short: 100.54%		16,107,275
Liabilities, in excess of cash and other assets: (0.54)%		(87,288)
Net assets: 100.00%		$16,019,987

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $16,573,488; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,456,613
Gross unrealized depreciation	(564,073)
Net unrealized appreciation of investments	$4,892,540

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 42.

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2014

Options written

	Expiration date	Premiums received	Value
Put options
S&P 500 Index, 80 contracts, strike @ USD 1,650.00	September 2014	$39,800	$(22,800)

Written options activity for the year ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	92	$64,170
Options written	576	216,670
Options terminated in closing purchase transactions	(588)	(241,040)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2014	80	$39,800

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$20,681,616	$129,625	$—	$20,811,241
Investment company	313,152	—	—	313,152
Short-term investment	—	232,835	—	232,835
Options purchased	108,800	—	—	108,800
Total	$21,103,568	$362,460	$—	$21,466,028
Liabilities
Common stock sold short	$(5,358,753)	$—	$—	$(5,358,753)
Options written	(22,800)	—	—	(22,800)
Total	$(5,381,553)	$—	$—	$(5,381,553)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

UBS U.S. Defensive Equity Fund

Portfolio of investments

June 30, 2014

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of this security amounted to $129,625 or 0.81% of net assets.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$288	$5,987,002	$5,754,455	$232,835	$139

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS U.S. Equity Opportunity Fund (the "Fund") returned 24.01% (Class A shares returned 17.26% after the deduction of the maximum sales charge), while Class Y shares returned 24.28%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 25.35% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 46; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund lagged the Index primarily due to stock selection decisions, which were partially offset by successful industry allocations.

Portfolio performance summary1

What worked

•  A significant overweight position in the information technology (IT) sector, as well as stock selection within IT, were positive for performance.

  – Shares of Micron Technology rose 39% during the second quarter of 2014 as the company saw strong upward momentum. Micron benefited from supply disruptions at its key competitor, Hynix. This development increased expectations for improved DRAM pricing and higher margins for Micron.

  – NXP Semiconductor was a top holding for the Fund. Shares rose 28% during the first quarter of 2014 after NXP reported quarterly and annual earnings at the high end of guidance. The company's revenue growth reached 13% for the full year, led by its automotive business and its portable and computing business. NXP also benefited from the announcement of an expanded stock repurchase program. We exited the position during the reporting period in favor of pursuing more compelling opportunities.

  – Apple Inc. was a top contributor for the 12 months. Strong shipments of the iPhone and improved margins led to results that exceeded analysts' expectations. The company announced an increase in its buyback authorization from $60 billion to $90 billion, and raised its dividend by 8%. The anticipated release of the iPhone 6 later this year also contributed to a rising stock price.

•  The Fund had a successful overweight to the health care sector, and several biotechnology stocks were additive for relative performance.

  – Alexion Pharmaceuticals was a top contributor, as it was up 35% during the first quarter of 2014. The company delivered strong performance with quarterly results that exceeded expectations. Its Soliris product posted robust sales numbers, which should be enhanced further by the development of a second use for the drug. During the period, Alexion announced a realignment of operations and the centralization of global supply chains in Ireland, which will have a significant impact on its future non-GAAP tax rates. We exited the position during the reporting period in favor of pursuing more compelling opportunities.

  – The stock price of Alnylam Pharmaceuticals nearly doubled during the period. The company reported positive data in its effort to treat TTR-mediated amyloidosis (ATTR), a major unmet medical need with significant morbidity and mortality. Analysts believe there is a high probability of Alnylam's treatment becoming a marketed product in the coming quarters.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Equity Opportunity Fund

•  Several energy and materials stocks made a positive contribution to relative performance.

  – Shares of EOG Resources rose 19% during the second quarter of 2014. The company posted strong earnings results in the first quarter due to new Rocky Mountain oil plays, which added to its high quality inventory. EOG is benefiting from strong rig counts, and has raised its production targets from 27% to 29%. (For details, see "Portfolio highlights.")

  – Martin Marietta Materials was up 29% during the first quarter of 2014. The company reported full-year results that exceeded expectations, crediting double-digit volume growth in its residential and non-residential aggregates business. Other positive developments included the company's announcement that it would acquire Texas Industries, the second-largest producer of sand, gravel and crushed rock. We exited the position in March 2014.

What didn't work

•  Certain individual stock positions detracted from relative performance during the 12-month period.

  – ServiceSource International was the top detractor for the reporting period. The company saw a significant decline in its stock price due to poor performance in the first quarter of 2014. The stock came under additional pressure after ServiceSource announced negative earnings estimate revisions for the quarter and the current year.

  – NII Holdings made a negative contribution to Fund returns. The stock plunged 55% in late February 2014, when NII reported a net subscriber loss of 247,000 and warned about declining liquidity. The company continues to make progress in Brazil, where it has built a 3G network and is selling the iPhone 5. But greater-than-expected customer losses in Mexico are hampering results. We exited the position before the end of the reporting period.

  – The stock price of Citigroup declined during the period. Along with other large global financial services companies, Citigroup suffered from uncertainty about the future regulatory environment. Ongoing concerns about settlements related to the financial crisis also hindered the performance of many banks. In addition, Citigroup failed a regulatory test of balance sheet strength, and was denied the opportunity to increase its dividend and share buyback program. (For details, see "Portfolio highlights.")

  – Lululemon Athletica had a negative impact on the Fund's relative performance as an onslaught of increased competition led to declining growth. The athletic clothing retailer also struggled with management changes, including the departure of its chief executive officer, in the second half of 2013. We exited the position in early 2014.

  – Acorda Therapeutics detracted from relative returns for the full 12 months but showed signs of improvement in early 2014. Sales of Ampyra, its multiple sclerosis (MS) product, have increased. Acorda has strengthened its balance sheet, and we believe it has further positive developments in its pipeline.

Portfolio highlights

•  EOG Resources is a natural gas and crude oil exploration & production (E&P) company. We believe it is a best-in-class company run by experienced managers. EOG benefits from a disciplined focus on internal rate of return at the project level. The company has core positions in prime acreage of the Eagle Ford, Bakken and Permian basins. It is a first mover in the onshore tight gas and tight oil basins. EOG has a track record of superior innovation and, as a result, is well-positioned with the lowest exploration and development costs.

UBS U.S. Equity Opportunity Fund

•  Citigroup continues to execute its plan to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, and improve liquidity and capital metrics. It is successfully taking market share in its core businesses: regional consumer banking, securities and banking, and global transaction services. Additionally, the company has been aggressively selling minority stakes in several banks, which should provide significant capital relief on a Basel III basis. We anticipate superior earnings growth over the next few years due to solid revenue growth, improving expense discipline and better credit quality.

•  Mondelez manufactures and markets snack food and beverage products, including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe the company is well-positioned for growth due to its significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

•  Yum! Brands is the leading multi-concept global restaurant company with three main concepts: KFC, Taco Bell and Pizza Hut. The stock experienced weakness due to supply issues and avian flu concerns in China. We believe the market is undervaluing the long-term value of the KFC and Pizza Hut franchises in China. Unit growth has accelerated in recent years as a result of prior investment in infrastructure. We expect Yum! to continue to grow earnings per share by double digits for the next several years due to strong international growth and return of capital to shareholders through dividends and share repurchases.

•  Automaker Ford is poised to benefit from the auto demand cycle, which we believe has several years left to run, absent a material decline in global growth. Ford's fundamentally improved cost structure and competitive position allows the company to earn its cost of capital in what is still a structurally challenged industry. Ford's North American truck business is a well-established franchise that can earn more than the company's cost of capital returns. The launch of the new F-150 appears to have been well-executed and the truck is priced at a premium, allowing for increased margins and slight market share benefits. We believe Ford will have a strong product cycle over the next few years, which should support the company's relatively competitive position.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Equity Opportunity Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	24.01%	15.56%	5.95%
Class C2	23.14	14.67	5.17
Class Y3	24.28	15.87	6.24
After deducting maximum sales charge
Class A1	17.26%	14.25%	5.36%
Class C2	22.14	14.67	5.17
Russell 1000 Index[4]	25.35%	19.25%	8.19%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.84% and 1.21%; Class C—2.63% and 1.96%; Class Y—1.68% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Equity Opportunity Fund Class A and Class Y shares versus the Russell 1000 Index over the 10 years ended June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Top ten equity holdings (unaudited)

As of June 30, 2014

Percentage of net assets
Apple, Inc.	4.9%
Citigroup, Inc.	4.2
EOG Resources, Inc.	3.9
Mondelez International, Inc., Class A	3.7
Amazon.com, Inc.	3.6
Yum! Brands, Inc.	3.6
Morgan Stanley	3.2
Ford Motor Co.	3.1
Walt Disney Co.	3.1
PepsiCo, Inc.	3.0
Total	36.3%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Common stocks
Automobiles	3.10%
Banks	6.97
Beverages	3.05
Biotechnology	5.48
Capital markets	3.20
Chemicals	5.37
Diversified telecommunication services	0.81
Electronic equipment, instruments & components	1.67
Energy equipment & services	4.39
Food products	3.69
Health care providers & services	3.02
Hotels, restaurants & leisure	3.61
Insurance	4.87
Internet & catalog retail	3.62
Internet software & services	4.52
IT services	1.78
Life sciences tools & services	1.65
Media	3.06
Oil, gas & consumable fuels	3.94
Pharmaceuticals	3.97
Real estate investment trust (REIT)	2.53
Semiconductors & semiconductor equipment	10.10
Software	2.42
Technology hardware, storage & peripherals	6.66
Tobacco	3.03
Total common stocks	96.51%
Short-term investment	3.86
Investment of cash collateral from securities loaned	5.59
Total investments	105.96%
Liabilities, in excess of cash and other assets	(5.96)
Net assets	100.00%

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks: 96.51%
Automobiles: 3.10%
Ford Motor Co.	82,100	$1,415,404
Banks: 6.97%
Citigroup, Inc.	40,754	1,919,513
US Bancorp	29,200	1,264,944
		3,184,457
Beverages: 3.05%
PepsiCo, Inc.	15,600	1,393,704
Biotechnology: 5.48%
Acorda Therapeutics, Inc.*	30,100	1,014,671
Alnylam Pharmaceuticals, Inc.*	11,300	713,821
Bluebird Bio, Inc.*	5,100	196,707
Epizyme, Inc.*[1]	4,700	146,264
KaloBios Pharmaceuticals, Inc.*[1]	35,500	80,940
Lexicon Pharmaceuticals, Inc.*[1]	144,600	232,806
MacroGenics, Inc.*	5,400	117,342
		2,502,551
Capital markets: 3.20%
Morgan Stanley	45,300	1,464,549
Chemicals: 5.37%
Air Products & Chemicals, Inc.	8,700	1,118,994
Monsanto Co.	10,700	1,334,718
		2,453,712
Diversified telecommunication services: 0.81%
Pacific DataVision, Inc.*[2]	17,400	369,750
Electronic equipment, instruments & components: 1.67%
Jabil Circuit, Inc.	36,600	764,940
Energy equipment & services: 4.39%
Baker Hughes, Inc.	15,800	1,176,310
Noble Corp. PLC	24,700	828,932
		2,005,242
Food products: 3.69%
Mondelez International, Inc., Class A	44,900	1,688,689
Health care providers & services: 3.02%
UnitedHealth Group, Inc.	16,900	1,381,575
Hotels, restaurants & leisure: 3.61%
Yum! Brands, Inc.	20,300	1,648,360
	Shares	Value
Insurance: 4.87%
Lincoln National Corp.	19,400	$997,936
MetLife, Inc.	22,100	1,227,876
		2,225,812
Internet & catalog retail: 3.62%
Amazon.com, Inc.*	5,100	1,656,378
Internet software & services: 4.52%
Google, Inc., Class A*	1,780	1,040,713
Google, Inc., Class C*	1,780	1,023,998
		2,064,711
IT services: 1.78%
ServiceSource International, Inc.*[1]	140,600	815,480
Life sciences tools & services: 1.65%
Bio-Rad Laboratories, Inc., Class A*	6,300	754,173
Media: 3.06%
Walt Disney Co.	16,300	1,397,562
Oil, gas & consumable fuels: 3.94%
EOG Resources, Inc.	15,400	1,799,644
Pharmaceuticals: 3.97%
Hospira, Inc.*	22,700	1,166,099
Mallinckrodt PLC*[1]	8,100	648,162
		1,814,261
Real estate investment trust (REIT): 2.53%
Digital Realty Trust, Inc.[1]	19,800	1,154,736
Semiconductors & semiconductor equipment: 10.10%
Applied Materials, Inc.	57,900	1,305,645
Broadcom Corp., Class A	17,100	634,752
Freescale Semiconductor Ltd.*	27,100	636,850
Mellanox Technologies Ltd.*	24,100	840,126
Micron Technology, Inc.*	36,400	1,199,380
		4,616,753
Software: 2.42%
Check Point Software Technologies Ltd.*	16,500	1,105,995
Technology hardware, storage & peripherals: 6.66%
Apple, Inc.	23,975	2,227,997
NetApp, Inc.	22,300	814,396
		3,042,393

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Concluded)
Tobacco: 3.03%
Philip Morris International, Inc.	16,400	$1,382,684
Total common stocks (cost $36,052,176)		44,103,515
Short-term investment: 3.86%
Investment company: 3.86%
UBS Cash Management Prime Relationship Fund[3] (cost $1,765,405)	1,765,405	1,765,405
	Shares	Value
Investment of cash collateral from securities loaned: 5.59%
UBS Private Money Market Fund LLC[3] (cost $2,555,583)	2,555,583	$2,555,583
Total investments: 105.96% (cost $40,373,164)		48,424,503
Liabilities, in excess of cash and other assets: (5.96)%		(2,722,897)
Net assets: 100.00%		$45,701,606

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $40,543,795; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,574,851
Gross unrealized depreciation	(694,143)
Net unrealized appreciation of investments	$7,880,708

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 51.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)		Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset
Common stocks	$43,733,765		$369,750	$—	$44,103,515
Short-term investment	—		1,765,405	—	1,765,405
Investment of cash collateral from securities loaned	—		2,555,583	—	2,555,583
Total		$43,733,765	$4,690,738	$—	$48,424,503

At June 30, 2014, there were no transfers between Level 1 and Level 2.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2014

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2014.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of this security amounted to $369,750 or 0.81% of net assets.

3  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$1,419,399	$12,486,743	$12,140,737	$1,765,405	$971
UBS Private Money Market Fund LLC[a]	4,275,608	28,295,642	30,015,667	2,555,583	179
	$5,695,007	$40,782,385	$42,156,404	$4,320,988	$1,150

a  The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 27.05% (Class A shares returned 20.03% after the deduction of the maximum sales charge), while Class Y shares returned 27.38%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 25.35% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 55; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to successful stock selection.

Portfolio performance summary1

What worked

•  Stock selection decisions in the information technology sector contributed strongly to Fund performance.

  – NXP Semiconductor was a top holding for the Fund. Shares rose 28% during the first quarter of 2014 after NXP reported quarterly and annual earnings at the high end of guidance. The company's revenue growth reached 13% for the full year, led by its automotive business and its portable and computing business. NXP also benefited from the announcement of an expanded stock repurchase program.

  – Shares of Micron Technology were up 39% during the second quarter of 2014 as the company saw strong upward momentum. Micron benefited from supply disruptions at its key competitor, Hynix. This development increased expectations for improved DRAM pricing and higher margins for Micron.

  – Apple Inc. was a top contributor for the 12 months. Strong shipments of the iPhone and improved margins led to results that exceeded analysts' expectations. The company announced an increase in its buyback authorization from $60 billion to $90 billion, and raised its dividend by 8%. The anticipated release of the iPhone 6 later this year also contributed to a rising stock price. (For details, see "Portfolio highlights.")

•  The Fund's energy stocks made a positive contribution to relative performance.

  – Shares of EOG Resources rose 19% during the second quarter of 2014. The company posted strong earnings results in the first quarter due to new Rocky Mountain oil plays, which added to its high quality inventory. EOG is benefiting from strong rig counts, and has raised its production targets from 27% to 29%. (For details, see "Portfolio highlights.")

  – In addition, Halliburton and Baker Hughes were successful energy holdings during the 12 months.

• Martin Marietta Materials was a top contributor during the period.

  – The stock price of Martin Marietta increased 29% during the first quarter of 2014. The company reported full-year results that exceeded expectations, crediting double-digit volume growth in its residential and non-residential aggregates business. Other positive developments included the company's announcement that it would acquire Texas Industries, the second-largest producer of sand, gravel and crushed rock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Large Cap Equity Fund

•  Sector allocations were additive for relative performance. The Fund benefited from an underweight position in consumer staples stocks, which lagged the rising market. An overweight to health care also proved successful.

What didn't work

• Individual stock positions detracted from relative performance during the 12-month period.

  – NII Holdings was the top detractor for the reporting period. The stock plunged 55% in late February 2014 when NII reported a net subscriber loss of 247,000 and warned about declining liquidity. The company continues to make progress in Brazil, where it has built a 3G network and is selling the iPhone 5. But greater-than-expected customer losses in Mexico are hampering results. We continue to hold the stock, based on the situation in Brazil and an asset base that we believe is undervalued by the market.

  – ServiceSource International made a negative contribution to Fund returns. The company saw a significant decline in its stock price due to poor performance in the first quarter of 2014. The stock came under additional pressure after ServiceSource announced negative earnings estimate revisions for the quarter and the current year.

  – J. C. Penney detracted from Fund returns after reporting earnings and revenue that were below expectations. Early in the 12 months, activist investor Bill Ackman publicly criticized the company's strategy and subsequently resigned from his seat on its board. The company attempted to raise cash by selling roughly $800 million of new stock before the critical 2013 holiday shopping season, but this only eroded investor confidence. While the mid-tier department store faces some challenges, we believe the current valuation does not reflect J.C. Penney's future cash generation potential.

  – The stock price of Citigroup declined during the period. Along with other large global financial services companies, Citigroup suffered from uncertainty about the future regulatory environment. Ongoing concerns about settlements related to the financial crisis also hindered the performance of many banks. In addition, Citigroup failed a regulatory test of balance sheet strength, and was denied the opportunity to increase its dividend and share buyback program. (For details, see "Portfolio highlights.")

  – Shares of Philip Morris suffered along with the broader consumer staples sector. Investor sentiment about the decline in the number of smokers worsened, leading to poor performance for the company's stock price. However, we believe that Philip Morris is attractively valued. (For details, see "Portfolio highlights.")

Portfolio highlights

•  EOG Resources is a natural gas and crude oil exploration & production (E&P) company. We believe it is a best-in-class company run by experienced managers. EOG benefits from a disciplined focus on internal rate of return at the project level. The company has core positions in prime acreage of the Eagle Ford, Bakken and Permian basins. It is a first mover in the onshore tight gas and tight oil basins. EOG has a track record of superior innovation and, as a result, is well-positioned with the lowest exploration and development costs.

•  We believe the market underappreciates the persistence and predictability of Philip Morris' cash flows and returns to shareholders. While governments have an interest in public health and declining tobacco consumption, they have become reliant on steady and predictable tobacco tax flows. Philip Morris has proven skill at modeling cigarette demand, even with variables such as regulation, taxation and demographics. Over time, governments are learning to trust the company's models. Governments have learned that aggressive tax increases tend to

UBS U.S. Large Cap Equity Fund

encourage the illicit cigarette trade, which reduces tax revenue and increases consumption. Philip Morris' regulatory and consumption risk is well diversified, as the company operates in more than 180 markets globally.

•  Citigroup continues to execute its plan to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, and improve liquidity and capital metrics. It is successfully taking market share in its core businesses: regional consumer banking, securities and banking, and global transaction services. Additionally, the company has been aggressively selling minority stakes in several banks, which should provide significant capital relief on a Basel III basis. We anticipate superior earnings growth over the next few years due to solid revenue growth, improving expense discipline and better credit quality.

•  Apple is a market leader in personal computers and mobile electronic devices. The company continues to offer unmatched innovation in product lines and ease of use. We believe Apple is poised to grow revenue and profit at above-industry rates. We also anticipate that the company will gain market share and expand operating margins. Apple currently has a significant excess cash position and the capability to generate more. This should lead to an increasing return of cash to shareholders.

•  Mondelez manufactures and markets snack food and beverage products, including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. We believe the company is well-positioned for growth due to it significant exposure to developing markets. We think there is an opportunity for margin expansion from a rebound in Europe and by leveraging synergies across distribution platforms.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647-1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	27.05%	17.89%	7.03%
Class C2	26.09	17.02	6.23
Class Y3	27.38	18.18	7.31
After deducting maximum sales charge
Class A1	20.03%	16.56%	6.42%
Class C2	25.09	17.02	6.23
Russell 1000 Index[4]	25.35%	19.25%	8.19%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.28% and 1.20%; Class C—2.04% and 1.95%; Class Y—0.98% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Large Cap Equity Fund Class A and Class Y shares versus the Russell 1000 Index over the 10 years ended June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2014

Percentage of net assets
Apple, Inc.	3.9%
Mondelez International, Inc., Class A	2.8
PepsiCo, Inc.	2.7
Philip Morris International, Inc.	2.7
Yum! Brands, Inc.	2.5
JPMorgan Chase & Co.	2.5
Citigroup, Inc.	2.4
EOG Resources, Inc.	2.3
Eli Lilly & Co.	2.3
Walt Disney Co.	2.2
Total	26.3%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Common stocks
Aerospace & defense	0.57%
Automobiles	2.66
Banks	8.00
Beverages	2.70
Biotechnology	3.72
Building products	0.68
Capital markets	2.80
Chemicals	3.23
Commercial services & supplies	1.34
Construction materials	1.05
Consumer finance	1.43
Electronic equipment, instruments & components	1.30
Energy equipment & services	4.07
Food & staples retailing	1.86
Food products	2.78
Health care equipment & supplies	0.85
Health care providers & services	3.04
Hotels, restaurants & leisure	2.54
Household durables	0.71
Industrial conglomerates	1.23
Insurance	3.94
Internet & catalog retail	2.00
IT services	0.75
Life sciences tools & services	0.75
Machinery	1.03
Media	4.23
Multiline retail	1.69
Oil, gas & consumable fuels	5.52
Pharmaceuticals	7.08
Real estate investment trust (REIT)	3.39
Road & rail	2.36
Semiconductors & semiconductor equipment	6.79
Software	2.85
Specialty retail	0.72
Technology hardware, storage & peripherals	5.04
Textiles, apparel & luxury goods	1.25
Tobacco	2.67
Wireless telecommunication services	0.12
Total common stocks	98.74%
Short-term investment	1.41
Investment of cash collateral from securities loaned	5.29
Total investments	105.44%
Liabilities, in excess of cash and other assets	(5.44)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks: 98.74%
Aerospace & defense: 0.57%
General Dynamics Corp.	6,800	$792,540
Automobiles: 2.66%
Ford Motor Co.	115,100	1,984,324
General Motors Co.	47,500	1,724,250
		3,708,574
Banks: 8.00%
Citigroup, Inc.	72,130	3,397,323
JPMorgan Chase & Co.	60,300	3,474,486
US Bancorp	55,700	2,412,924
Wells Fargo & Co.	35,650	1,873,764
		11,158,497
Beverages: 2.70%
PepsiCo, Inc.	42,200	3,770,148
Biotechnology: 3.72%
Acorda Therapeutics, Inc.*	52,300	1,763,033
Alnylam Pharmaceuticals, Inc.*	15,300	966,501
Bluebird Bio, Inc.*	6,600	254,562
Epizyme, Inc.*[1]	6,000	186,720
Gilead Sciences, Inc.*	17,700	1,467,507
Lexicon Pharmaceuticals, Inc.*[1]	271,500	437,115
MacroGenics, Inc.*	5,000	108,650
		5,184,088
Building products: 0.68%
Owens Corning	24,700	955,396
Capital markets: 2.80%
Invesco Ltd.	32,300	1,219,325
Morgan Stanley	83,300	2,693,089
		3,912,414
Chemicals: 3.23%
Air Products & Chemicals, Inc.	7,700	990,374
Monsanto Co.	14,400	1,796,256
Praxair, Inc.	13,000	1,726,920
		4,513,550
Commercial services & supplies: 1.34%
Waste Management, Inc.	41,800	1,869,714
Construction materials: 1.05%
Martin Marietta Materials, Inc.	11,100	1,465,755
Consumer finance: 1.43%
Capital One Financial Corp.	24,200	1,998,920
	Shares	Value
Electronic equipment, instruments & components: 1.30%
Jabil Circuit, Inc.	87,100	$1,820,390
Energy equipment & services: 4.07%
Baker Hughes, Inc.	16,400	1,220,980
Halliburton Co.	19,600	1,391,796
McDermott International, Inc.*[1]	172,500	1,395,525
Noble Corp. PLC	49,600	1,664,576
		5,672,877
Food & staples retailing: 1.86%
Rite Aid Corp.*	113,300	812,361
Walgreen Co.	24,000	1,779,120
		2,591,481
Food products: 2.78%
Mondelez International, Inc., Class A	103,000	3,873,830
Health care equipment & supplies: 0.85%
Baxter International, Inc.	16,400	1,185,720
Health care providers & services: 3.04%
Envision Healthcare Holdings, Inc.*	19,400	696,654
Laboratory Corp. of America Holdings*	15,300	1,566,720
UnitedHealth Group, Inc.	24,200	1,978,350
		4,241,724
Hotels, restaurants & leisure: 2.54%
Yum! Brands, Inc.	43,600	3,540,320
Household durables: 0.71%
Lennar Corp., Class A	23,700	994,926
Industrial conglomerates: 1.23%
Danaher Corp.	21,800	1,716,314
Insurance: 3.94%
Aon PLC	15,900	1,432,431
Lincoln National Corp.	32,500	1,671,800
MetLife, Inc.	43,000	2,389,080
		5,493,311
Internet & catalog retail: 2.00%
Amazon.com, Inc.*	8,600	2,793,108
IT services: 0.75%
ServiceSource International, Inc.*[1]	180,600	1,047,480
Life sciences tools & services: 0.75%
Bio-Rad Laboratories, Inc., Class A*	8,700	1,041,477

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Concluded)
Machinery: 1.03%
Illinois Tool Works, Inc.	16,400	$1,435,984
Media: 4.23%
Comcast Corp., Class A	52,700	2,828,936
Walt Disney Co.	35,800	3,069,492
		5,898,428
Multiline retail: 1.69%
JC Penney Co., Inc.*[1]	99,800	903,190
Macy's, Inc.	25,100	1,456,302
		2,359,492
Oil, gas & consumable fuels: 5.52%
Chevron Corp.	11,300	1,475,215
EOG Resources, Inc.	28,000	3,272,080
Exxon Mobil Corp.	16,300	1,641,084
PDC Energy, Inc.*	20,700	1,307,205
		7,695,584
Pharmaceuticals: 7.08%
Allergan, Inc.	9,000	1,522,980
Eli Lilly & Co.	51,700	3,214,189
Hospira, Inc.*	32,100	1,648,977
Impax Laboratories, Inc.*	42,000	1,259,580
Mallinckrodt PLC*[1]	16,100	1,288,322
Teva Pharmaceutical Industries Ltd. ADR	17,900	938,318
		9,872,366
Real estate investment trust (REIT): 3.39%
Digital Realty Trust, Inc.[1]	42,700	2,490,264
Simon Property Group, Inc.	13,500	2,244,780
		4,735,044
Road & rail: 2.36%
Hertz Global Holdings, Inc.*	61,600	1,726,648
Norfolk Southern Corp.	15,200	1,566,056
		3,292,704
Semiconductors & semiconductor equipment: 6.79%
Applied Materials, Inc.	85,800	1,934,790
Broadcom Corp., Class A	44,000	1,633,280
Freescale Semiconductor Ltd.*	43,600	1,024,600
Mellanox Technologies Ltd.*	41,500	1,446,690
Micron Technology, Inc.*	50,000	1,647,500
NXP Semiconductor NV*	26,900	1,780,242
		9,467,102
	Shares	Value
Software: 2.85%
Check Point Software Technologies Ltd.*	29,300	$1,963,979
Symantec Corp.	88,200	2,019,780
		3,983,759
Specialty retail: 0.72%
Best Buy Co., Inc.	32,300	1,001,623
Technology hardware, storage & peripherals: 5.04%
Apple, Inc.	58,700	5,454,991
NetApp, Inc.	43,000	1,570,360
		7,025,351
Textiles, apparel & luxury goods: 1.25%
Ralph Lauren Corp.	10,900	1,751,521
Tobacco: 2.67%
Philip Morris International, Inc.	44,250	3,730,718
Wireless telecommunication services: 0.12%
NII Holdings, Inc.*[1]	297,200	163,460
Total common stocks (cost $111,572,507)		137,755,690
Short-term investment: 1.41%
Investment company: 1.41%
UBS Cash Management Prime Relationship Fund[2] (cost $1,970,647)	1,970,647	1,970,647
Investment of cash collateral from securities loaned: 5.29%
UBS Private Money Market Fund LLC[2] (cost $7,380,954)	7,380,954	7,380,954
Total investments: 105.44% (cost $120,924,108)		147,107,291
Liabilities, in excess of cash and other assets: (5.44)%		(7,595,300)
Net assets: 100.00%		$139,511,991

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $122,237,333; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$28,408,371
Gross unrealized depreciation	(3,538,413)
Net unrealized appreciation of investments	$24,869,958

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 60.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$137,755,690	$—	$—	$137,755,690
Short-term investment	—	1,970,647	—	1,970,647
Investment of cash collateral from securities loaned	—	7,380,954	—	7,380,954
Total	$137,755,690	$9,351,601	$—	$147,107,291

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2014.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$3,425,892	$35,623,233	$37,078,478	$1,970,647	$1,669
UBS Private Money Market Fund LLC[a]	5,190,420	59,625,276	57,434,742	7,380,954	574
	$8,616,312	$95,248,509	$94,513,220	$9,351,601	$2,243

a  The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 26.42% (Class A shares returned 19.44% after the deduction of the maximum sales charge), while Class Y shares returned 26.79%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 24.73% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 64; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outpaced the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  The Fund's consumer discretionary stocks made a positive contribution to relative returns for the 12 months.

  – RetailMeNot was one of the Fund's top performers during the reporting period. The company is a provider of online coupons and deals. After a successful initial public offering ("IPO") in July 2013, the stock traded higher for much of the period. We sold out of our position and took profits in November of 2013.

  – Tower International outperformed based on continued strength in its end markets. In addition, Tower's management offered an improved outlook on the company's prospects for the remainder of 2014. Tower is an integrated global manufacturer of engineered structural metal components and assemblies that primarily serves automotive original equipment manufacturers (OEMs).

  – Asbury Automotive, the sixth largest U.S. auto retailer, was a successful holding for the Fund during the period. The company has a new management team that has focused on improving operations by centralizing processes and implementing best practices throughout the business. This led to a substantial rise in profitability, followed by a higher stock price.

•  Within the information technology sector, several stock holdings were positive for performance.

  – FireEye was the largest positive contributor to Fund returns for the 12 months. Shares of the network security solutions provider rose following an announcement in January 2014 of preliminary fourth quarter 2013 results that beat expectations. In addition, the company acquired closely held Mandiant Corp., a leading provider of endpoint security products and incident response management solutions. We sold the position in February of 2014, before the market selloff.

  – Nimble Storage, a provider of enterprise storage and back-up solutions, performed well following a successful IPO in early December 2013. The company both designs and sells a flash-optimized hybrid storage platform that provides superior data protection. Nimble's platform also helps lower capital and operating expenditures for its customers. Valuations eventually became too high to justify the stock price, and we sold the position in May of 2014.

  – Shares of Splunk Inc. traded higher during the period due to investor enthusiasm. The company provides software that collects, indexes and analyzes machine data generated by websites, applications, servers, networks

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

and mobile devices. Anticipation of continued strong adoption of the company's solutions across a developing market opportunity led to strong performance. We sold the stock in February of 2014, prior to the market selloff.

• Several other stock positions were additive for the Fund's relative performance.

  – Pioneer Energy Services was one of the top performers during the reporting period. Pioneer provides onshore production services to the oil and natural gas industries. The company's shares continued to outperform following a strong earnings report in late April, coupled with management's confidence that demand remains strong for its services. (For details, see "Portfolio highlights.")

  – Spirit Airlines, a low-fare airline with routes to South Florida, the Caribbean and Latin America, saw its shares rise during the 12 months. In the first quarter of 2014, Spirit reported earnings in excess of consensus forecasts. Following that earnings release, the company indicated that the current revenue environment remains strong. Management believes that current inflation pressures remain manageable. (For details, see "Portfolio highlights.")

• Stock selection in the health care sector, particularly among biotech and pharmaceutical companies, was successful during the 12-month period.

What didn't work

• Several information technology stocks detracted from relative performance during the 12 months.

  – Infoblox was the largest negative contributor during the reporting period. The company underperformed after reporting results below consensus estimates. In addition, sales execution challenges continued to manifest themselves, and the CEO announced his intention to step down. (For details, see "Portfolio highlights.")

  – Silver Spring Networks detracted from the Fund's relative performance. The provider of smart grid network and security technology solutions underperformed following news in the second half of 2013 that it had failed to win a piece of the lucrative Smart Meter grid contract in the UK. (For details, see "Portfolio highlights.")

  – Shares of Cyan Inc., a networking solutions company, declined after it provided revenue guidance for the fourth quarter of 2013 and the 2014 fiscal year that was sharply below consensus estimates. The disappointing guidance was partially due to a larger-than-anticipated sequential decline in revenues from Windstream, Cyan's largest customer, as well as slower-than-expected adoption of the company's systems in international markets. We sold the position in March of 2014.

  – MagnaChip Semiconductor, a manufacturer of mixed-signal semiconductors, saw its shares fall during the first quarter of 2014. The market reacted negatively to the company's announcement that it was delaying the release of fourth quarter 2013 earnings results in order to conduct a complete review of its financials. The company also announced it would be hiring a new chief financial officer.

  – OSI Systems detracted from Fund returns during the reporting period. The diversified manufacturer of security screening systems, medical monitors and electrical components suffered a price decline after the Transportation Security Administration ("TSA") canceled its $60 million order for AT-2 X-ray systems in the second half of 2013. The cancellation was made after OSI swapped out a component of its checkpoint X-ray system without notifying the TSA of the change. (For details, see "Portfolio highlights.")

UBS U.S. Small Cap Growth Fund

Portfolio highlights

•  Infoblox is a leader in automated network control, and provides an appliance-based solution that enables dynamic networks and next-generation data centers. Infoblox's solution combines real-time IP address management with the automation of key network management processes in purpose-built physical and virtual appliances. The company's proprietary grid technology software allows customers to control appliances across the enterprise, thereby increasing network uptime and reliability, while providing cost savings.

•  Silver Spring Networks provides network and security technology solutions that enable utilities to transform the power grid infrastructure into the smart grid. The company's networking platform provides two-way communication between the utility back office and devices on the power grid. We continue to see a large growth opportunity for Silver Spring due to two factors: The company's platform allows utilities to manage their network more efficiently, and its services remain underpenetrated.

•  Pioneer Energy Services provides land-based contract drilling and production services to independent and major oil and gas exploration companies. The company currently operates rigs in West Texas, South Texas, Bakken Shale, Utah, Marcellus and Colombia. The company is benefiting from increased drilling and exploration activity across these regions, and from improving rates for their services. We believe Pioneer will be able to continue to raise prices and invest incrementally in new rigs for further growth.

•  Spirit Airlines is an ultra-low-cost carrier that operates 40 aircraft on 190 daily flights to over 45 destinations. The airline adopted this approach when new management arrived in 2007, and it has been profitable ever since. Spirit is the most profitable US airline, with a pre-tax margin of 14.3% and a pretax return on investment capital of 28.5%. Spirit's valuation is inexpensive relative to the market and its growth prospects. As investors become more familiar with Spirit's operating model and potential, we believe the company will benefit from higher multiples.

•  OSI Systems manufactures security inspection systems and medical monitoring systems. The company's primary division sells inspection systems and scanners for use in the scanning of baggage, cargo and vehicles for weapons, explosives, drugs and other contraband. We believe OSI's healthcare division should see improving results as it starts to benefit from a new product cycle. Most of the company's new monitors now offer increased functionality, as well as touch screen interfaces, and we believe the secular nature of the company's growth is not reflected in its stock price.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	26.42%	24.24%	9.12%
Class C2	25.51	23.31	8.31
Class Y3	26.79	24.57	9.40
After deducting maximum sales charge
Class A1	19.44%	22.83%	8.50%
Class C2	24.51	23.31	8.31
Russell 2000 Growth Index[4]	24.73%	20.50%	9.04%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.56% and 1.41%; Class C—2.33% and 2.16%; Class Y—1.14% and 1.14%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class Y versus the Russell 2000 Growth Index over the 10 years ended June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
Spirit Airlines, Inc.	2.8%
Proofpoint, Inc.	2.4
Asbury Automotive Group, Inc.	1.9
Tower International, Inc.	1.8
Ultimate Software Group, Inc.	1.8
Susser Holdings Corp.	1.8
Grand Canyon Education, Inc.	1.8
EnerSys	1.6
Kodiak Oil & Gas Corp.	1.6
Restoration Hardware Holdings, Inc.	1.5
Total	19.0%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Common stocks
Aerospace & defense	0.69%
Airlines	2.81
Auto components	3.93
Banks	2.57
Biotechnology	7.17
Building products	1.30
Capital markets	0.85
Communications equipment	2.32
Construction & engineering	1.20
Distributors	0.17
Diversified consumer services	1.77
Diversified telecommunication services	1.26
Electrical equipment	1.62
Electronic equipment, instruments & components	3.96
Energy equipment & services	3.57
Food & staples retailing	3.01
Health care equipment & supplies	3.38
Health care providers & services	2.55
Hotels, restaurants & leisure	4.06
Household durables	2.38
Independent power and renewable electricity producers	0.75
Internet & catalog retail	2.37
Internet software & services	1.38
Life sciences tools & services	1.23
Machinery	3.66
Media	1.33
Metals & mining	2.71
Oil, gas & consumable fuels	6.21
Paper & forest products	1.27
Pharmaceuticals	1.23
Real estate investment trust (REIT)	2.55
Road & rail	2.75
Semiconductors & semiconductor equipment	3.20
Software	9.65
Specialty retail	4.74
Thrifts & mortgage finance	1.71
Total common stocks	97.31%
Investment company
iShares Russell 2000 Growth ETF	0.55
Short-term investment	2.13
Investment of cash collateral from securities loaned	11.17
Total investments	111.16%
Liabilities, in excess of cash and other assets	(11.16)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Small Cap Growth Fund. Figures might be different if a breakdown of the underlying investment company was included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks: 97.31%
Aerospace & defense: 0.69%
KEYW Holding Corp.*[1]	149,400	$1,877,958
Airlines: 2.81%
Spirit Airlines, Inc.*	121,300	7,671,012
Auto components: 3.93%
Drew Industries, Inc.	49,500	2,475,495
Tenneco, Inc.*	49,100	3,225,870
Tower International, Inc.*	136,300	5,021,292
		10,722,657
Banks: 2.57%
Columbia Banking System, Inc.	74,100	1,949,571
National Bank Holdings Corp., Class A	98,500	1,964,090
Webster Financial Corp.	97,700	3,081,458
		6,995,119
Biotechnology: 7.17%
Acceleron Pharma, Inc.*[1]	50,800	1,725,676
Celldex Therapeutics, Inc.*[1]	59,000	962,880
Cepheid, Inc.*	76,200	3,653,028
Dyax Corp.*	165,200	1,585,920
Exact Sciences Corp.*[1]	203,700	3,469,011
Kite Pharma, Inc.*[1]	32,700	945,684
Medivation, Inc.*	27,200	2,096,576
Receptos, Inc.*	40,700	1,733,820
Seattle Genetics, Inc.*[1]	37,300	1,426,725
Synageva BioPharma Corp.*	18,500	1,938,800
		19,538,120
Building products: 1.30%
NCI Building Systems, Inc.*	182,100	3,538,203
Capital markets: 0.85%
FXCM, Inc., Class A	155,800	2,330,768
Communications equipment: 2.32%
Arista Networks, Inc.*	21,800	1,360,102
Ciena Corp.*	129,600	2,807,136
Finisar Corp.*[1]	108,821	2,149,215
		6,316,453
Construction & engineering: 1.20%
EMCOR Group, Inc.	73,800	3,286,314
Distributors: 0.17%
LKQ Corp.*	17,900	477,751
Diversified consumer services: 1.77%
Grand Canyon Education, Inc.*	104,800	4,817,656
	Shares	Value
Diversified telecommunication services: 1.26%
Cogent Communications Holdings, Inc.	99,200	$3,427,360
Electrical equipment: 1.62%
EnerSys	64,100	4,409,439
Electronic equipment, instruments & components: 3.96%
InvenSense, Inc.*[1]	185,700	4,213,533
OSI Systems, Inc.*	52,100	3,477,675
Universal Display Corp.*[1]	96,600	3,100,860
		10,792,068
Energy equipment & services: 3.57%
Bristow Group, Inc.	49,200	3,966,504
Hornbeck Offshore Services, Inc.*	61,500	2,885,580
Pioneer Energy Services Corp.*	163,600	2,869,544
		9,721,628
Food & staples retailing: 3.01%
Susser Holdings Corp.*	60,800	4,907,776
United Natural Foods, Inc.*	50,800	3,307,080
		8,214,856
Health care equipment & supplies: 3.38%
Antares Pharma, Inc.*[1]	400,000	1,068,000
Insulet Corp.*	94,400	3,744,848
K2M Group Holdings, Inc.*	110,100	1,638,288
LDR Holding Corp.*	58,600	1,465,586
Tandem Diabetes Care, Inc.*[1]	80,300	1,305,678
		9,222,400
Health care providers & services: 2.55%
Air Methods Corp.*	61,900	3,197,135
IPC The Hospitalist Co., Inc.*	43,700	1,932,414
Mednax, Inc.*	31,200	1,814,280
		6,943,829
Hotels, restaurants & leisure: 4.06%
Buffalo Wild Wings, Inc.*	22,500	3,728,475
Del Frisco's Restaurant Group, Inc.*	125,000	3,445,000
Popeyes Louisiana Kitchen, Inc.*	89,100	3,894,561
		11,068,036
Household durables: 2.38%
Meritage Homes Corp.*	76,000	3,207,960
Ryland Group, Inc.	83,400	3,289,296
		6,497,256
Independent power and renewable electricity producers: 0.75%
Abengoa Yield PLC*	54,400	2,057,408

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Concluded)
Internet & catalog retail: 2.37%
HomeAway, Inc.*[1]	104,700	$3,645,654
Shutterfly, Inc.*	65,300	2,811,818
		6,457,472
Internet software & services: 1.38%
Constant Contact, Inc.*	116,800	3,750,448
Life sciences tools & services: 1.23%
Charles River Laboratories International, Inc.*	62,500	3,345,000
Machinery: 3.66%
Chart Industries, Inc.*	47,000	3,888,780
Wabash National Corp.*	245,249	3,494,798
Woodward, Inc.	52,000	2,609,360
		9,992,938
Media: 1.33%
Imax Corp.*[1]	127,800	3,639,744
Metals & mining: 2.71%
Constellium NV, Class A*	123,800	3,969,028
Globe Specialty Metals, Inc.	164,700	3,422,466
		7,391,494
Oil, gas & consumable fuels: 6.21%
Bonanza Creek Energy, Inc.*	69,400	3,968,986
Gulfport Energy Corp.*	34,800	2,185,440
Kodiak Oil & Gas Corp.*	300,900	4,378,095
SemGroup Corp., Class A	50,100	3,950,385
Solazyme, Inc.*[1]	208,000	2,450,240
		16,933,146
Paper & forest products: 1.27%
Boise Cascade Co.*	120,800	3,459,712
Pharmaceuticals: 1.23%
Nektar Therapeutics*	78,100	1,001,242
Pacira Pharmaceuticals, Inc.*	25,500	2,342,430
		3,343,672
Real estate investment trust (REIT): 2.55%
Cousins Properties, Inc.	290,000	3,610,500
Sovran Self Storage, Inc.	43,100	3,329,475
		6,939,975
Road & rail: 2.75%
Con-way, Inc.	70,800	3,569,028
Saia, Inc.*	89,300	3,922,949
		7,491,977
	Shares	Value
Semiconductors & semiconductor equipment: 3.20%
Cavium, Inc.*	81,900	$4,067,154
Magnachip Semiconductor Corp.*	145,900	2,057,190
Skyworks Solutions, Inc.	55,500	2,606,280
		8,730,624
Software: 9.65%
A10 Networks, Inc.*[1]	82,340	1,095,122
FleetMatics Group PLC*[1]	100,000	3,234,000
Imperva, Inc.*	50,100	1,311,618
Infoblox, Inc.*	164,400	2,161,860
Proofpoint, Inc.*	176,000	6,592,960
Qlik Technologies, Inc.*	109,100	2,467,842
Silver Spring Networks, Inc.*[1]	110,300	1,470,299
Synchronoss Technologies, Inc.*	84,300	2,947,128
Ultimate Software Group, Inc.*	36,304	5,016,124
		26,296,953
Specialty retail: 4.74%
ANN, Inc.*	69,000	2,838,660
Asbury Automotive Group, Inc.*	73,700	5,066,138
Francesca's Holdings Corp.*[1]	54,517	803,580
Restoration Hardware Holdings, Inc.*	45,400	4,224,470
		12,932,848
Thrifts & mortgage finance: 1.71%
Essent Group Ltd.*	105,500	2,119,495
EverBank Financial Corp.	125,900	2,538,144
		4,657,639
Total common stocks (cost $193,835,378)		265,289,933
Investment company: 0.55%
iShares Russell 2000 Growth ETF[1] (cost $1,507,918)	10,700	1,481,094
Short-term investment: 2.13%
Investment company: 2.13%
UBS Cash Management Prime Relationship Fund[2] (cost $5,807,848)	5,807,848	5,807,848
Investment of cash collateral from securities loaned: 11.17%
UBS Private Money Market Fund LLC[2] (cost $30,452,021)	30,452,021	30,452,021
Total investments: 111.16% (cost $231,603,165)		303,030,896
Liabilities, in excess of cash and other assets: (11.16)%		(30,416,279)
Net assets: 100.00%		$272,614,617

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $231,899,953; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$78,511,467
Gross unrealized depreciation	(7,380,524)
Net unrealized appreciation of investments	$71,130,943

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 70. Portfolio footnotes begin on page 69.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$265,289,933	$—	$—	$265,289,933
Investment company	1,481,094	—	—	1,481,094
Short-term investment	—	5,807,848	—	5,807,848
Investment of cash collateral from securities loaned	—	30,452,021	—	30,452,021
Total	$266,771,027	$36,259,869	$—	$303,030,896

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2014.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$3,491,150	$64,502,998	$62,186,300	$5,807,848	$5,285
UBS Private Money Market Fund LLC[a]	27,876,921	290,376,146	287,801,046	30,452,021	3,006
	$31,368,071	$354,879,144	$349,987,346	$36,259,869	$8,291

a  The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

The UBS Funds

June 30, 2014

Portfolio acronyms

ADR	American Depositary Receipt
CDI	CHESS Depositary Interest
CVA	Dutch Certification—Depositary Certificate
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
NPV	No Par Value
OJSC	Open Joint Stock Company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Special Depositary Receipt
SPDR	Standard & Poor's Depositary Receipts

Counterparty abbreviations

CSI	Credit Suisse International

JPMCB  JPMorgan Chase Bank

Currency abbreviations

AUD	Australian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

The UBS Funds

June 30, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2014 to June 30, 2014.

The UBS Funds

June 30, 2014 (unaudited)

		Beginning account value January 1, 2014	Ending account value June 30, 2014	Expenses paid during period* 01/01/14 – 06/30/14	Expense ratio during period
UBS Equity Long-Short Multi-Strategy Fund
Class A	Actual	$1,000.00	$1,011.70	$24.64	4.94%
	Hypothetical (5% annual return before expenses)	1,000.00	1,000.30	24.50	4.94
Class C	Actual	1,000.00	1,008.00	28.43	5.71
	Hypothetical (5% annual return before expenses)	1,000.00	996.48	28.27	5.71
Class Y	Actual	1,000.00	1,012.60	23.55	4.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,001.39	23.42	4.72
UBS Global Sustainable Equity Fund
Class A	Actual	1,000.00	1,061.70	6.39	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class C	Actual	1,000.00	1,057.70	10.20	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class Y	Actual	1,000.00	1,063.90	5.12	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00
UBS U.S. Defensive Equity Fund
Class A	Actual	1,000.00	1,075.40	11.12	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	10.79	2.15
Class C	Actual	1,000.00	1,072.00	14.95	2.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.36	14.51	2.90
Class Y	Actual	1,000.00	1,077.00	9.78	1.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.37	9.49	1.90

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

June 30, 2014 (unaudited)

		Beginning account value January 1, 2014	Ending account value June 30, 2014	Expenses paid during period* 01/01/14 – 06/30/14	Expense ratio during period
UBS U.S. Equity Opportunity Fund
Class A	Actual	$1,000.00	$1,081.80	$6.19	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,077.80	10.05	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class Y	Actual	1,000.00	1,082.50	4.91	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,098.80	6.24	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,094.40	10.13	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class Y	Actual	1,000.00	1,099.70	4.95	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,026.50	7.03	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class C	Actual	1,000.00	1,022.90	10.78	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class Y	Actual	1,000.00	1,028.10	5.48	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.46	1.09

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2014

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$13,700,473	$18,852,162	$16,176,963
Affiliated issuers	3,208,627	328,482	232,835
Investments of cash collateral in an affiliated issuer received from securities loaned[1]	—	103,482	—
Foreign currency	34,559	176,207	—
	$16,943,659	$19,460,333	$16,409,798
Investments, at value:
Unaffiliated issuers	$15,797,756	$21,053,435	$21,233,193
Affiliated issuers	3,208,627	328,482	232,835
Investments of cash collateral in an affiliated issuer received from securities loaned[1]	—	103,482	—
Foreign currency	34,890	176,216	—
Cash	3,373,795	—	11,301
Receivables:
Investment securities sold	812,802	—	—
Interest	—	226	—
Fund shares sold	—	100,757	24,245
Foreign tax reclaims	10,684	13,659	—
Due from advisor	—	4,823	6,389
Dividends	7,007	22,691	21,606
Due from broker	13,300	—	—
Cash collateral for securities sold short	4,666,195	—	—
Cash collateral received from securities loaned	—	—	—
Outstanding swap agreements, at value	65,696	—	—
Unrealized appreciation on forward foreign currency contracts	17,971	—	—
Other assets	43,904	32,839	20,807
Total assets	28,052,627	21,836,610	21,550,376
Liabilities:
Payables:
Cash collateral from securities loaned	—	103,482	—
Investment securities purchased	811,806	—	—
Investment advisory and administration fees	2,945	—	—
Custody and fund accounting fees	26,218	17,176	22,176
Fund shares redeemed	57	40,694	9,143
Distribution and service fees	526	2,763	4,283
Dividends payable and security loan fees for securities sold short	22,558	—	6,935
Accrued expenses	80,451	89,753	73,512
Due to broker for securities sold short	—	—	32,787
Options written, at value[2]	—	—	22,800
Securities sold short, at value[3]	11,016,566	—	5,358,753
Unrealized depreciation on forward foreign currency contracts	47,153	—	—
Total liabilities	12,008,280	253,868	5,530,389
Net assets	$16,044,347	$21,582,742	$16,019,987

1  The market value of securities loaned by UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, as of June 30, 2014 was $101,057, $2,499,871, $7,074,626 and $30,378,270, respectively.

2  Premiums received by UBS U.S. Defensive Equity Fund were $39,800.

3  Proceeds from securities sold short by UBS Equity Long-Short Multi-Strategy Fund and UBS U.S. Defensive Equity Fund were $10,113,302 and $3,929,073, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$36,052,176	$111,572,507	$195,343,296
Affiliated issuers	1,765,405	1,970,647	5,807,848
Investments of cash collateral in an affiliated issuer received from securities loaned[1]	2,555,583	7,380,954	30,452,021
Foreign currency	9,300	—	—
	$40,382,464	$120,924,108	$231,603,165
Investments, at value:
Unaffiliated issuers	$44,103,515	$137,755,690	$266,771,027
Affiliated issuers	1,765,405	1,970,647	5,807,848
Investments of cash collateral in an affiliated issuer received from securities loaned[1]	2,555,583	7,380,954	30,452,021
Foreign currency	9,829	—	—
Cash	—	—	—
Receivables:
Investment securities sold	—	—	152,659
Interest	1,259	4,412	41,705
Fund shares sold	360	124,127	390,740
Foreign tax reclaims	—	—	—
Due from advisor	—	—	—
Dividends	35,648	123,844	9,729
Due from broker	—	—	—
Cash collateral for securities sold short	—	—	—
Cash collateral received from securities loaned	—	—	742,150
Outstanding swap agreements, at value	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	28,387	35,011	40,314
Total assets	48,499,986	147,394,685	304,408,193
Liabilities:
Payables:
Cash collateral from securities loaned	2,555,583	7,380,954	31,194,171
Investment securities purchased	—	299,158	—
Investment advisory and administration fees	37,612	98,727	200,165
Custody and fund accounting fees	13,843	18,574	33,414
Fund shares redeemed	83,514	500	264,862
Distribution and service fees	11,747	4,604	11,372
Dividends payable and security loan fees for securities sold short	—	—	—
Accrued expenses	96,081	80,177	89,592
Due to broker for securities sold short	—	—	—
Options written, at value[2]	—	—	—
Securities sold short, at value[3]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	2,798,380	7,882,694	31,793,576
Net assets	$45,701,606	$139,511,991	$272,614,617

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2014

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Net assets consist of:
Beneficial interest	$15,116,513	$29,072,645	$31,550,022
Accumulated undistributed (distributions in excess of) net investment income (loss)	(220,258)	302,800	(14,173)
Accumulated net realized gain (loss)	(84,634)	(9,994,438)	(19,159,412)
Net unrealized appreciation	1,232,726	2,201,735	3,643,550
Net assets	$16,044,347	$21,582,742	$16,019,987
Class A:
Net assets	$870,485	$7,540,857	$11,473,292
Shares outstanding	83,934	842,523	893,862
Net asset value and redemption proceeds per share	$10.37	$8.95	$12.84
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.97	$9.47	$13.59
Class C:
Net assets	$408,621	$1,579,499	$2,400,624
Shares outstanding	40,578	179,422	194,259
Net asset value and offering price per share	$10.07	$8.80	$12.36
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.97	$8.71	$12.24
Class Y:
Net assets	$14,765,241	$12,462,386	$2,146,071
Shares outstanding	1,409,035	1,387,010	166,812
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$10.48	$8.99	$12.87

1  For Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$46,683,795	$224,652,372	$178,139,973
Accumulated undistributed (distributions in excess of) net investment income (loss)	9,806	1,011,875	13,866
Accumulated net realized gain (loss)	(9,043,863)	(112,335,439)	23,033,047
Net unrealized appreciation	8,051,868	26,183,183	71,427,731
Net assets	$45,701,606	$139,511,991	$272,614,617
Class A:
Net assets	$39,482,978	$9,478,412	$42,551,554
Shares outstanding	4,090,376	378,743	1,718,427
Net asset value and redemption proceeds per share	$9.65	$25.03	$24.76
Offering price per share (NAV per share plus maximum sales charge)[1]	$10.21	$26.49	$26.20
Class C:
Net assets	$4,598,766	$3,298,734	$3,686,853
Shares outstanding	488,140	137,522	165,192
Net asset value and offering price per share	$9.42	$23.99	$22.32
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.33	$23.75	$22.10
Class Y:
Net assets	$1,619,862	$126,734,845	$226,376,210
Shares outstanding	166,765	5,041,483	8,706,738
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$9.71	$25.14	$26.00
See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2014

	UBS Equity Long-Short Multi-Strategy Fund	UBS Global Sustainable Equity Fund	UBS U.S. Defensive Equity Fund
Investment income:
Dividends	$234,470	$459,163	$304,491
Affiliated income	4,546	224	139
Securities lending[1]	—	9,358	—
Foreign tax withheld	(15,025)	(52,755)	(210)
Total income	223,991	415,990	304,420
Expenses:
Advisory and administration	$212,644	$170,937	$160,379
Distribution and service:
Class A	3,036	15,916	24,527
Class C	4,034	8,817	25,901
Transfer agency and related services fees:
Class A	7,824	7,064	6,104
Class C	—	1,200	3,605
Class Y	184	9,261	1,657
Custodian and fund accounting	89,172	52,964	70,685
Federal and state registration	29,681	39,959	39,453
Professional services	117,198	150,155	100,183
Shareholder reports	8,555	13,372	16,220
Trustees	19,705	20,096	19,577
Dividend expense and security loan fees for securities sold short	379,424	—	97,245
Interest expense	—	—	—
Other	18,138	17,036	15,433
Total expenses	889,595	506,777	580,969
Fee waivers and/or expense reimbursements by Advisor	(262,345)	(286,587)	(246,697)
Net expenses	627,250	220,190	334,272
Net investment income (loss)	(403,259)	195,800	(29,852)
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,831,012	2,829,526	2,514,536
Options written	—	—	210,914
Securities sold short	(2,169,084)	—	(722,435)
Swap agreements	116,714	—	—
Forward foreign currency contracts	(27,153)	53,810	—
Foreign currency transactions	(11,175)	(19,728)	—
Net realized gain	740,314	2,863,608	2,003,015
Change in net unrealized appreciation/depreciation on:
Investments	607,695	679,715	922,245
Options written	—	—	35,170
Securities sold short	(440,033)	—	(379,915)
Swap agreements	43,768	—	—
Forward foreign currency contracts	(43,831)	32,555	—
Translation of other assets and liabilities denominated in foreign currency	5,055	(23,837)	—
Change in net unrealized appreciation/depreciation	172,654	688,433	577,500
Net realized and unrealized gain	912,968	3,552,041	2,580,515
Net increase in net assets resulting from operations	$509,709	$3,747,841	$2,550,663

1  Includes affiliated income from UBS Private Money Market Fund LLC of $30, $179, $574 and $3,006 for UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$557,478	$2,445,637	$619,989
Affiliated income	971	1,669	5,285
Securities lending[1]	16,460	82,710	605,179
Foreign tax withheld	—	(941)	(929)
Total income	574,909	2,529,075	1,229,524
Expenses:
Advisory and administration	$340,246	$1,176,933	$2,367,924
Distribution and service:
Class A	95,435	23,197	97,875
Class C	43,411	29,981	33,844
Transfer agency and related services fees:
Class A	32,210	6,129	52,474
Class C	5,160	3,106	5,636
Class Y	1,913	31,449	44,504
Custodian and fund accounting	52,353	65,639	97,368
Federal and state registration	39,532	40,820	55,144
Professional services	101,716	101,086	99,056
Shareholder reports	39,005	16,564	30,274
Trustees	22,837	34,936	46,899
Dividend expense and security loan fees for securities sold short	—	—	—
Interest expense	—	1,548	—
Other	12,880	34,235	40,172
Total expenses	786,698	1,565,623	2,971,170
Fee waivers and/or expense reimbursements by Advisor	(230,463)	(67,273)	(23,369)
Net expenses	556,235	1,498,350	2,947,801
Net investment income (loss)	18,674	1,030,725	(1,718,277)
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,721,460	33,851,558	39,716,289
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain	5,721,460	33,851,558	39,716,289
Change in net unrealized appreciation/depreciation on:
Investments	3,691,293	1,678,117	17,197,076
Options written	—	—	—
Securities sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	727	—	—
Change in net unrealized appreciation/depreciation	3,692,020	1,678,117	17,197,076
Net realized and unrealized gain	9,413,480	35,529,675	56,913,365
Net increase in net assets resulting from operations	$9,432,154	$36,560,400	$55,195,088

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Equity Long-Short Multi-Strategy Fund		UBS Global Sustainable Equity Fund
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income (loss)	$(403,259)	$(304,219)	$195,800	$300,201
Net realized gain	740,314	217,177	2,863,608	1,176,312
Change in net unrealized appreciation	172,654	1,155,860	688,433	1,325,263
Net increase in net assets from operations	509,709	1,068,818	3,747,841	2,801,776
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—	(137,135)	(174,245)
Total Class A dividends and distributions	—	—	(137,135)	(174,245)
Class C:
Net investment income	—	—	(10,296)	(16,321)
Total Class C dividends and distributions	—	—	(10,296)	(16,321)
Class Y:
Net investment income	—	—	(301,607)	(459,040)
Total Class Y dividends and distributions	—	—	(301,607)	(459,040)
Decrease in net assets from dividends and distributions	—	—	(449,038)	(649,606)
Beneficial interest transactions:
Proceeds from shares sold	186,609	190,285	4,275,836	847,379
Shares issued on reinvestment of dividends and distributions	—	—	425,484	634,993
Redemption fees	—	259	3,003	1,194
Cost of shares redeemed	(811,681)	(2,493,069)	(4,197,525)	(5,104,108)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(625,072)	(2,302,525)	506,798	(3,620,542)
Increase (decrease) in net assets	(115,363)	(1,233,707)	3,805,601	(1,468,372)
Net assets, beginning of year	16,159,710	17,393,417	17,777,141	19,245,513
Net assets, end of year	$16,044,347	$16,159,710	$21,582,742	$17,777,141
Accumulated (distributions in excess of) undistributed net investment income (loss)	$(220,258)	$(84,438)	$302,800	$394,560

The UBS Funds

Financial statements

	UBS U.S. Defensive Equity Fund
	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income (loss)	$(29,852)	$(67,148)
Net realized gain	2,003,015	1,058,279
Change in net unrealized appreciation	577,500	2,479,234
Net increase in net assets from operations	2,550,663	3,470,365
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	(15,570)
Total Class A dividends and distributions	—	(15,570)
Class C:
Net investment income	—	—
Total Class C dividends and distributions	—	—
Class Y:
Net investment income	—	(11,047)
Total Class Y dividends and distributions	—	(11,047)
Decrease in net assets from dividends and distributions	—	(26,617)
Beneficial interest transactions:
Proceeds from shares sold	2,462,360	325,180
Shares issued on reinvestment of dividends and distributions	—	25,364
Redemption fees	2,288	623
Cost of shares redeemed	(3,648,774)	(5,770,197)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(1,184,126)	(5,419,030)
Increase (decrease) in net assets	1,366,537	(1,975,282)
Net assets, beginning of year	14,653,450	16,628,732
Net assets, end of year	$16,019,987	$14,653,450
Accumulated (distributions in excess of) undistributed net investment income (loss)	$(14,173)	$497

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Equity Opportunity Fund		UBS U.S. Large Cap Equity Fund
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income (loss)	$18,674	$155,664	$1,030,725	$1,675,443
Net realized gain	5,721,460	4,562,968	33,851,558	32,514,296
Change in net unrealized appreciation	3,692,020	4,311,162	1,678,117	13,988,632
Net increase in net assets from operations	9,432,154	9,029,794	36,560,400	48,178,371
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(139,293)	(314,372)	(68,839)	(42,587)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(139,293)	(314,372)	(68,839)	(42,587)
Class C:
Net investment income	—	(2,897)	(5,290)	—
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	(2,897)	(5,290)	—
Class Y:
Net investment income	(7,817)	(15,975)	(1,588,113)	(1,751,528)
Net realized gain	—	—	—	—
Total Class Y dividends and distributions	(7,817)	(15,975)	(1,588,113)	(1,751,528)
Decrease in net assets from dividends and distributions	(147,110)	(333,244)	(1,662,242)	(1,794,115)
Beneficial interest transactions:
Proceeds from shares sold	901,262	269,354	15,676,880	23,658,767
Shares issued on reinvestment of dividends and distributions	130,167	294,842	1,652,916	1,786,736
Redemption fees	18	10	18,455	12,780
Cost of shares redeemed	(6,214,115)	(8,621,706)	(70,030,066)	(117,442,606)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(5,182,668)	(8,057,500)	(52,681,815)	(91,984,323)
Increase (decrease) in net assets	4,102,376	639,050	(17,783,657)	(45,600,067)
Net assets, beginning of year	41,599,230	40,960,180	157,295,648	202,895,715
Net assets, end of year	$45,701,606	$41,599,230	$139,511,991	$157,295,648
Accumulated (distributions in excess of) undistributed net investment income (loss)	$9,806	$146,657	$1,011,875	$1,665,760

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income (loss)	$(1,718,277)	$(761,739)
Net realized gain	39,716,289	14,356,038
Change in net unrealized appreciation	17,197,076	22,468,800
Net increase in net assets from operations	55,195,088	36,063,099
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—
Net realized gain	(859,809)	—
Total Class A dividends and distributions	(859,809)	—
Class C:
Net investment income	—	—
Net realized gain	(86,066)	—
Total Class C dividends and distributions	(86,066)	—
Class Y:
Net investment income	—	—
Net realized gain	(4,582,035)	—
Total Class Y dividends and distributions	(4,582,035)	—
Decrease in net assets from dividends and distributions	(5,527,910)	—
Beneficial interest transactions:
Proceeds from shares sold	52,317,437	64,623,738
Shares issued on reinvestment of dividends and distributions	5,401,279	—
Redemption fees	29,689	10,101
Cost of shares redeemed	(43,020,809)	(33,380,685)
Net increase (decrease) in net assets resulting from beneficial interest transactions	14,727,596	31,253,154
Increase (decrease) in net assets	64,394,774	67,316,253
Net assets, beginning of year	208,219,843	140,903,590
Net assets, end of year	$272,614,617	$208,219,843
Accumulated (distributions in excess of) undistributed net investment income (loss)	$13,866	$(538,727)

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of cash flows
For the year ended June 30, 2014

UBS Equity Long-Short Multi-Strategy Fund
Cash provided by operating activities:
Net increase in net assets from operations	$509,709
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(18,637,072)
Proceeds from disposition of investment securities	21,869,046
Covers of securities sold short	(17,091,090)
Proceeds from securities sold short	15,103,593
Purchases of short-term investments, net	(391,816)
Net realized (gain)/loss on investments	(2,831,012)
Net realized (gain)/loss on securities sold short	2,169,084
Change in net unrealized appreciation/depreciation on investments	(607,695)
Change in net unrealized appreciation/depreciation on securities sold short	440,033
Change in net unrealized appreciation/depreciation on swap agreements, at value	(43,768)
Change in net unrealized appreciation/depreciation on forward foreign currency contracts	43,831
Decrease in foreign tax reclaims receivable	1,758
Decrease in due from Advisor	49,388
Increase in investment advisory and administration fees payable	2,945
Decrease in cash collateral for securities sold short	3,118,522
Decrease in dividends and interest receivable	21,071
Decrease in due from broker	229,291
Increase in other assets	(22,033)
Increase in dividends payable and security loan fees for securities sold short	732
Decrease in accrued expenses and other liabilities	(2,582)
Net cash provided by operating activities	3,931,935
Cash used in financing activities:
Proceeds from shares issued	186,703
Payment on shares redeemed	(811,624)
Net cash used in financing activities	(624,921)
Net increase in cash	3,307,014
Cash[1]:
Beginning of year	101,671
End of year	$3,408,685

1  The Fund considers all cash accounts (including foreign currencies) that are not subject to withdrawal restrictions or penalties to be cash and cash equivalents.

The UBS Funds

Financial statements

Statement of cash flows
For the year ended June 30, 2014

UBS U.S. Defensive Equity Fund
Cash provided by operating activities:
Net increase in net assets from operations	$2,550,663
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(11,910,793)
Proceeds from disposition of investment securities	13,829,691
Covers of securities sold short	(3,886,150)
Proceeds from securities sold short	3,142,966
Proceeds from options written	216,670
Cost of closing transactions on options written	(30,126)
Purchase of short-term investments, net	(232,547)
Net realized (gain)/loss on investments	(2,514,536)
Net realized (gain)/loss on securities sold short	722,435
Net realized gain/loss on options written	(210,914)
Change in net unrealized appreciation/depreciation on investments	(922,245)
Change in net unrealized appreciation/depreciation on securities sold short	379,915
Change in net unrealized appreciation/depreciation on options written	(35,170)
Decrease in due from Advisor	33,290
Decrease in dividends and interest receivable	21,219
Increase in due to broker for securities sold short	174,304
Increase in other assets	(10,131)
Decrease in dividends payable and security loan fees for securities sold short	(2,940)
Increase in accrued expenses and other liabilities	10,843
Net cash provided by operating activities	1,326,444
Cash used in financing activities:
Proceeds from shares issued	2,438,115
Payment on shares redeemed	(3,761,660)
Redemption fees retained	2,288
Net cash used in financing activities	(1,321,257)
Net increase in cash	5,187
Cash[1]:
Beginning of year	6,114
End of year	$11,301

1  The Fund considers all cash accounts (including foreign currencies) that are not subject to withdrawal restrictions or penalties to be cash and cash equivalents.

See accompanying notes to financial statements.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011
Net asset value, beginning of year	$10.06	$9.43	$9.70	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.27)	(0.19)	(0.22)	(0.20)
Net realized and unrealized gain (loss)	0.58	0.82	(0.04)	(0.12)
Total income (loss) from investment operations	0.31	0.63	(0.26)	(0.32)
Redemption fees	—	0.00[3]	0.00[3]	0.02
Less dividends/distributions:
From net realized gains	—	—	(0.01)	—
Net asset value, end of year	$10.37	$10.06	$9.43	$9.70
Total investment return[2]	3.08%	6.68%	(2.73)%	(3.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.29%	6.61%	5.76%	5.26%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.05%	3.93%	4.25%	4.13%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%	1.75%	1.75%	1.75%
Net investment loss	(2.68)%	(2.04)%	(2.27)%	(2.07)%
Supplemental data:
Net assets, end of year (000's)	$870	$1,377	$2,578	$4,466
Portfolio turnover rate	148%	167%	242%	460%

	Class C
	Year ended June 30,
	2014	2013	2012	2011
Net asset value, beginning of year	$9.85	$9.29	$9.63	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.33)	(0.27)	(0.28)	(0.28)
Net realized and unrealized gain (loss)	0.55	0.83	(0.05)	(0.09)
Total income (loss) from investment operations	0.22	0.56	(0.33)	(0.37)
Redemption fees	—	0.00[3]	—	0.00[3]
Less dividends/distributions:
From net realized gains	—	—	(0.01)	—
Net asset value, end of year	$10.07	$9.85	$9.29	$9.63
Total investment return[2]	2.23%	6.03%	(3.58)%	(3.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.44%	6.88%	6.47%	5.94%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.85%	4.75%	5.05%	4.94%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.50%	2.50%	2.50%	2.50%
Net investment loss	(3.47)%	(2.84)%	(3.01)%	(2.84)%
Supplemental data:
Net assets, end of year (000's)	$409	$413	$600	$904
Portfolio turnover rate	148%	167%	242%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS Equity Long-Short Multi-Strategy Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011
Net asset value, beginning of year	$10.14	$9.48	$9.72	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.24)	(0.18)	(0.19)	(0.18)
Net realized and unrealized gain (loss)	0.58	0.84	(0.04)	(0.10)
Total income (loss) from investment operations	0.34	0.66	(0.23)	(0.28)
Redemption fees	—	0.00[3]	—	—
Less dividends/distributions:
From net realized gains	—	—	(0.01)	—
Net asset value, end of year	$10.48	$10.14	$9.48	$9.72
Total investment return[2]	3.35%	6.96%	(2.51)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.46%	6.16%	5.33%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.87%	3.81%	4.08%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%
Net investment loss	(2.47)%	(1.84)%	(2.00)%	(1.81)%
Supplemental data:
Net assets, end of year (000's)	$14,765	$14,370	$14,215	$14,583
Portfolio turnover rate	148%	167%	242%	460%

See accompanying notes to financial statements.

UBS Global Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.55	$6.75	$8.21	$6.62	$6.48
Income (loss) from investment operations:
Net investment income[1]	0.08	0.11	0.08	0.07	0.06
Net realized and unrealized gain (loss)	1.51	0.93	(1.40)	1.78	0.54
Total income (loss) from investment operations	1.59	1.04	(1.32)	1.85	0.60
Less dividends/distributions:
From net investment income	(0.19)	(0.24)	(0.14)	(0.26)	(0.46)
Net asset value, end of year	$8.95	$7.55	$6.75	$8.21	$6.62
Total investment return[2]	21.32%	15.49%	(15.99)%	28.14%	8.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.74%	2.65%	2.28%	2.04%	1.76%
Expenses after fee waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.91%	1.49%	1.20%	0.93%	0.83%
Supplemental data:
Net assets, end of year (000's)	$7,541	$5,433	$5,576	$9,207	$6,875
Portfolio turnover rate	137%	41%	49%	76%	71%

	Class C
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.43	$6.63	$8.02	$6.47	$6.34
Income (loss) from investment operations:
Net investment income[1]	0.03	0.05	0.03	0.03	0.01
Net realized and unrealized gain (loss)	1.47	0.92	(1.36)	1.72	0.53
Total income (loss) from investment operations	1.50	0.97	(1.33)	1.75	0.54
Less dividends/distributions:
From net investment income	(0.13)	(0.17)	(0.06)	(0.20)	(0.41)
Net asset value, end of year	$8.80	$7.43	$6.63	$8.02	$6.47
Total investment return[2]	20.32%	14.72%	(16.59)%	27.14%	7.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.54%	3.40%	3.06%	2.82%	2.56%
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income	0.37%	0.65%	0.45%	0.32%	0.10%
Supplemental data:
Net assets, end of year (000's)	$1,579	$605	$703	$1,405	$866
Portfolio turnover rate	137%	41%	49%	76%	71%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Global Sustainable Equity Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.58	$6.77	$8.25	$6.65	$6.51
Income (loss) from investment operations:
Net investment income[1]	0.09	0.13	0.11	0.09	0.06
Net realized and unrealized gain (loss)	1.53	0.94	(1.43)	1.79	0.57
Total income (loss) from investment operations	1.62	1.07	(1.32)	1.88	0.63
Less dividends/distributions:
From net investment income	(0.21)	(0.26)	(0.16)	(0.28)	(0.49)
Net asset value, end of year	$8.99	$7.58	$6.77	$8.25	$6.65
Total investment return[2]	21.65%	15.95%	(15.88)%	28.46%	8.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.45%	2.40%	2.06%	1.78%	1.55%
Expenses after fee waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.10%	1.69%	1.52%	1.13%	0.84%
Supplemental data:
Net assets, end of year (000's)	$12,462	$11,740	$12,966	$17,829	$18,724
Portfolio turnover rate	137%	41%	49%	76%	71%

See accompanying notes to financial statements.

UBS U.S. Defensive Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.81	$8.66	$8.94	$7.01	$6.31
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.03)	0.02	0.02	(0.01)
Net realized and unrealized gain (loss)	2.04	2.20	(0.29)	1.91	0.71
Total income (loss) from investment operations	2.03	2.17	(0.27)	1.93	0.70
Less dividends/distributions:
From net investment income	—	(0.02)	(0.01)	—	—
Net asset value, end of year	$12.84	$10.81	$8.66	$8.94	$7.01
Total investment return[2]	18.78%	25.04%	(3.02)%	27.53%	11.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.80%	4.79%	3.21%	2.54%	2.44%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.15%	2.81%	2.21%	2.03%	2.24%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.11)%	(0.34)%	0.26%	0.24%	(0.10)%
Supplemental data:
Net assets, end of year (000's)	$11,473	$9,072	$9,682	$16,726	$22,938
Portfolio turnover rate	60%	58%	85%	85%	130%

	Class C
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.48	$8.45	$8.78	$6.93	$6.29
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.10)	(0.11)	(0.04)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	1.98	2.14	(0.29)	1.89	0.70
Total income (loss) from investment operations	1.88	2.03	(0.33)	1.85	0.64
Less dividends/distributions:
From net investment income	—	—	—	—	—
Net asset value, end of year	$12.36	$10.48	$8.45	$8.78	$6.93
Total investment return[2]	17.94%	24.02%	(3.76)%	26.70%	10.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.61%	5.61%	4.04%	3.36%	3.27%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.90%	3.59%	2.96%	2.78%	2.98%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(0.87)%	(1.13)%	(0.49)%	(0.52)%	(0.85)%
Supplemental data:
Net assets, end of year (000's)	$2,401	$2,632	$3,141	$5,029	$6,810
Portfolio turnover rate	60%	58%	85%	85%	130%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS U.S. Defensive Equity Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.80	$8.65	$8.94	$7.01	$6.30
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.01)	0.04	0.04	0.01
Net realized and unrealized gain (loss)	2.06	2.19	(0.29)	1.92	0.70
Total income (loss) from investment operations	2.07	2.18	(0.25)	1.96	0.71
Less dividends/distributions:
From net investment income	—	(0.03)	(0.04)	(0.03)	—
Net asset value, end of year	$12.87	$10.80	$8.65	$8.94	$7.01
Total investment return[2]	19.17%	25.26%	(2.80)%	27.91%	11.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.53%	4.51%	2.85%	2.26%	2.16%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.90%	2.57%	1.93%	1.78%	2.00%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.12%	(0.09)%	0.50%	0.48%	0.12%
Supplemental data:
Net assets, end of year (000's)	$2,146	$2,950	$3,806	$10,764	$12,132
Portfolio turnover rate	60%	58%	85%	85%	130%

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.81	$6.31	$6.74	$5.33	$4.94
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.03	0.05	0.06	0.05
Net realized and unrealized gain (loss)	1.86	1.53	(0.42)	1.41	0.46
Total income (loss) from investment operations	1.87	1.56	(0.37)	1.47	0.51
Less dividends/distributions:
From net investment income	(0.03)	(0.06)	(0.06)	(0.06)	(0.12)
Net asset value, end of year	$9.65	$7.81	$6.31	$6.74	$5.33
Total investment return[2]	24.01%	24.92%	(5.33)%	27.57%	10.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.72%	1.83%	1.89%	1.61%	1.61%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	0.11%	0.45%	0.87%	0.88%	0.83%
Supplemental data:
Net assets, end of year (000's)	$39,483	$36,269	$35,538	$43,766	$41,012
Portfolio turnover rate	62%	89%	138%	85%	70%

	Class C
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.65	$6.18	$6.59	$5.20	$4.83
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.02)	0.01	0.01	0.00[3]
Net realized and unrealized gain (loss)	1.82	1.50	(0.41)	1.39	0.45
Total income (loss) from investment operations	1.77	1.48	(0.40)	1.40	0.45
Less dividends/distributions:
From net investment income	—	(0.01)	(0.01)	(0.01)	(0.08)
Net asset value, end of year	$9.42	$7.65	$6.18	$6.59	$5.20
Total investment return[2]	23.14%	23.88%	(6.07)%	26.87%	9.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.50%	2.62%	2.67%	2.40%	2.41%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.64)%	(0.30)%	0.12%	0.13%	0.08%
Supplemental data:
Net assets, end of year (000's)	$4,599	$4,026	$3,978	$4,992	$4,889
Portfolio turnover rate	62%	89%	138%	85%	70%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS U.S. Equity Opportunity Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.86	$6.35	$6.79	$5.36	$4.97
Income (loss) from investment operations:
Net investment income[1]	0.03	0.05	0.07	0.07	0.06
Net realized and unrealized gain (loss)	1.87	1.54	(0.43)	1.43	0.47
Total income (loss) from investment operations	1.90	1.59	(0.36)	1.50	0.53
Less dividends/distributions:
From net investment income	(0.05)	(0.08)	(0.08)	(0.07)	(0.14)
Net asset value, end of year	$9.71	$7.86	$6.35	$6.79	$5.36
Total investment return[2]	24.28%	25.27%	(5.14)%	28.13%	10.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.52%	1.67%	1.73%	1.48%	1.50%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.36%	0.70%	1.12%	1.13%	1.07%
Supplemental data:
Net assets, end of year (000's)	$1,620	$1,304	$1,444	$1,576	$1,515
Portfolio turnover rate	62%	89%	138%	85%	70%

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.85	$15.96	$16.46	$12.79	$11.48
Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.11	0.10	0.09	0.06
Net realized and unrealized gain (loss)	5.23	3.86	(0.51)	3.65	1.54
Total income (loss) from investment operations	5.34	3.97	(0.41)	3.74	1.60
Less dividends/distributions:
From net investment income	(0.16)	(0.08)	(0.09)	(0.07)	(0.29)
Net asset value, end of year	$25.03	$19.85	$15.96	$16.46	$12.79
Total investment return[2]	27.05%	24.99%	(2.47)%	29.28%	13.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.29%	1.28%	1.24%	1.19%	1.33%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%	1.20%	1.20%	1.20%[3]	1.20%
Net investment income (loss)	0.47%	0.63%	0.64%	0.57%	0.47%
Supplemental data:
Net assets, end of year (000's)	$9,478	$8,534	$14,113	$19,832	$23,164
Portfolio turnover rate	55%	58%	65%	60%	50%

	Class C
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.06	$15.36	$15.88	$12.37	$11.14
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.02)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	5.03	3.72	(0.50)	3.54	1.50
Total income (loss) from investment operations	4.97	3.70	(0.52)	3.51	1.46
Less dividends/distributions:
From net investment income	(0.04)	—	—	—	(0.23)
Net asset value, end of year	$23.99	$19.06	$15.36	$15.88	$12.37
Total investment return[2]	26.09%	24.09%	(3.28)%	28.38%	12.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.08%	2.04%	2.02%	2.00%	2.01%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.27)%	(0.11)%	(0.11)%	(0.18)%	(0.28)%
Supplemental data:
Net assets, end of year (000's)	$3,299	$2,617	$2,873	$3,467	$3,539
Portfolio turnover rate	55%	58%	65%	60%	50%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.94	$16.07	$16.60	$12.91	$11.62
Income (loss) from investment operations:
Net investment income[1]	0.16	0.15	0.14	0.13	0.10
Net realized and unrealized gain (loss)	5.27	3.88	(0.52)	3.68	1.56
Total income (loss) from investment operations	5.43	4.03	(0.38)	3.81	1.66
Less dividends/distributions:
From net investment income	(0.23)	(0.16)	(0.15)	(0.12)	(0.37)
Net asset value, end of year	$25.14	$19.94	$16.07	$16.60	$12.91
Total investment return[2]	27.38%	25.28%	(2.23)%	29.57%	14.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	0.99%	0.98%	0.97%	0.94%	0.99%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%	0.95%	0.95%	0.95%[3]	0.95%
Net investment income	0.71%	0.87%	0.90%	0.82%	0.72%
Supplemental data:
Net assets, end of year (000's)	$126,735	$146,145	$185,910	$206,555	$188,636
Portfolio turnover rate	55%	58%	65%	60%	50%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$20.10	$16.19	$16.00	$10.60	$8.56
Income (loss) from investment operations:
Net investment (loss)[1]	(0.21)	(0.11)	(0.14)	(0.13)	(0.10)
Net realized and unrealized gain	5.40	4.02	0.33	5.53	2.14
Total income from investment operations	5.19	3.91	0.19	5.40	2.04
Less dividends/distributions:
From net realized gains	(0.53)	—	—	—	—
Net asset value, end of year	$24.76	$20.10	$16.19	$16.00	$10.60
Total investment return[2]	26.42%	23.78%	1.19%	50.94%	23.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.45%	1.55%	1.57%	1.54%	1.60%
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment loss	(0.92)%	(0.64)%	(0.93)%	(0.95)%	(1.00)%
Supplemental data:
Net assets, end of year (000's)	$42,552	$32,848	$31,015	$38,319	$28,586
Portfolio turnover rate	57%	42%	48%	55%	72%

	Class C
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.29	$14.85	$14.78	$9.87	$8.03
Income (loss) from investment operations:
Net investment (loss)[1]	(0.35)	(0.22)	(0.23)	(0.22)	(0.17)
Net realized and unrealized gain	4.91	3.66	0.30	5.13	2.01
Total income from investment operations	4.56	3.44	0.07	4.91	1.84
Less dividends/distributions:
From net realized gains	(0.53)	—	—	—	—
Net asset value, end of year	$22.32	$18.29	$14.85	$14.78	$9.87
Total investment return[2]	25.51%	22.83%	0.47%	49.75%	22.91%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.24%	2.32%	2.35%	2.37%	2.50%
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment loss	(1.67)%	(1.39)%	(1.68)%	(1.70)%	(1.75)%
Supplemental data:
Net assets, end of year (000's)	$3,687	$2,937	$2,442	$2,961	$2,336
Portfolio turnover rate	57%	42%	48%	55%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$21.01	$16.88	$16.64	$11.00	$8.86
Income (loss) from investment operations:
Net investment (loss)[1]	(0.15)	(0.08)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain	5.67	4.21	0.35	5.74	2.22
Total income from investment operations	5.52	4.13	0.24	5.64	2.14
Less dividends/distributions:
From net realized gains	(0.53)	—	—	—	—
Net asset value, end of year	$26.00	$21.01	$16.88	$16.64	$11.00
Total investment return[2]	26.79%	24.17%	1.44%	51.27%	24.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.09%	1.13%	1.15%	1.13%	1.21%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.09%	1.15%[3]	1.15%[3]	1.15%[3]	1.15%
Net investment loss	(0.61)%	(0.41)%	(0.68)%	(0.70)%	(0.74)%
Supplemental data:
Net assets, end of year (000's)	$226,376	$172,436	$107,447	$112,186	$94,725
Portfolio turnover rate	57%	42%	48%	55%	72%

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following six funds are covered in this report: UBS Equity Long-Short Multi-Strategy Fund, UBS Global Sustainable Equity Fund (formerly, UBS International Equity Fund), UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds"). At Board meetings held in December 2013 and April 2014, the Board of Trustees (the "Board") approved certain changes to the Class Y shares of each series of the Trust to permit wrap fee advisory program accounts to purchase Class Y shares. The Board also approved the tax-free conversion of wrap fee advisory program accounts currently holding Class A shares or Class C shares (post-CDSC) into Class Y shares. In connection with these changes, the Board approved the redesignation of Class Y shares as Class P shares, effective on or about July 28, 2014.

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-

The UBS Funds

Notes to financial statements

dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

The UBS Funds

Notes to financial statements

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Forward foreign currency contracts entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash mar-

The UBS Funds

Notes to financial statements

gin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2014, except for forward foreign currency contracts for UBS Global Sustainable Equity Fund for which the average volume during the year was greater than at year end.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2014 is as follows:

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts[1]	$—	$17,971	$17,971
Swap agreements[1]	65,696	—	65,696
Total value	$65,696	$17,971	$83,667

1  Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

Liability derivatives

	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts[1]	$(47,153)	$(47,153)
Total value	$(47,153)	$(47,153)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

Activities in derivative instruments during the year ended June 30, 2014, were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Equity Long-Short Multi-Strategy Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$(27,153)	$(27,153)
Swap agreements	116,714	—	116,714
Total net realized gain (loss)	$116,714	$(27,153)	$89,561
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$(43,831)	$(43,831)
Swap agreements	43,768	—	43,768
Total change in net unrealized appreciation/depreciation	$43,768	$(43,831)	$(63)

1  Statement of operations location: Net realized gain (loss) on swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on swap agreements and forward foreign currency contracts.

The UBS Funds

Notes to financial statements

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement.

Derivative financial instruments:	Assets ($)	Liabilities ($)
UBS Equity Long-Short Multi-Strategy Fund
Forward foreign currency contracts	17,971	(47,153)
Swap agreements	65,696	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	83,667	(47,153)

The following tables present the derivative assets and liabilities by counterparty, net of amounts available for offset under a MNA and net of the related collateral received/pledged, by the Fund as of June 30, 2014.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CSI	$65,696	$—	$—	$65,696
JPMCB	17,971	(17,971)	—	—
Total	$83,667	$(17,971)	$—	$65,696
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
JPMCB	$(47,153)	$17,971	$—	$(29,182)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

The UBS Funds

Notes to financial statements

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Portfolio swap: UBS Equity Long-Short Multi-Strategy Fund entered into a portfolio swap agreement to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund's investment strategy.

Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, usually annually and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established at both the Fund and counterparty.

The swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty's failure to perform under contract terms; liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The Fund's activities in the portfolio swap are currently concentrated with a single highly rated counterparty. Investing in swaps results in a form of leverage (i.e., the Fund's risk of loss associated with these instruments may exceed their value as recorded on the Statement of assets and liabilities).

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applica-

The UBS Funds

Notes to financial statements

ble. The value of the swap is recognized as changes in unrealized appreciation or depreciation in the Statement of operations.

Cash settlements between the Fund and counterparty are recognized as realized gains or losses in the Statement of operations.

F. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

G. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

H. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabili-

The UBS Funds

Notes to financial statements

ties as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

I. Short sales: UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund and UBS U.S. Small Cap Growth Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Equity Long-Short Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box"). There were no short sale transactions for UBS U.S. Small Cap Growth Fund during the year ended June 30, 2014.

J. Dividends and distributions: It is each Fund's policy to distribute its respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

K. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

The UBS Funds

Notes to financial statements

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

L. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2014, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS U.S. Large Cap Equity Fund	$57
UBS U.S. Equity Opportunity Fund	4,071

M. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2014, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Equity Long-Short Multi-Strategy Fund	1.250%	1.250%	1.250%	1.250%	1.250%
UBS Global Sustainable Equity Fund	0.800	0.750	0.700	0.675	0.650
UBS U.S. Defensive Equity Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Equity Opportunity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

For UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund and UBS U.S. Large Cap Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through invest-

The UBS Funds

Notes to financial statements

ment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund and UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2014, were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Equity Long-Short Multi-Strategy Fund	1.75%	2.50%	1.50%	$1,956	$200,607	$262,345
UBS Global Sustainable Equity Fund	1.25	2.00	1.00	(6,136)	156,285	286,587
UBS U.S. Defensive Equity Fund	1.50	2.25	1.25	(7,363)	149,190	246,697
UBS U.S. Equity Opportunity Fund	1.20	1.95	0.95	34,831	307,319	230,463
UBS U.S. Large Cap Equity Fund	1.20	1.95	0.95	90,209	1,063,036	67,273
UBS U.S. Small Cap Growth Fund	1.40	2.15	1.15	183,872	2,175,930	23,369

Each Fund, except for UBS Global Sustainable Equity Fund, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the year ended June 30, 2014 are subject to repayment through June 30, 2017. At June 30, 2014, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2015	Expires June 30, 2016	Expires June 30, 2017
UBS Equity Long-Short Multi-Strategy Fund—Class A	$127,252	$50,539	$49,550	$27,163
UBS Equity Long-Short Multi-Strategy Fund—Class C	26,113	9,695	10,033	6,385
UBS Equity Long-Short Multi-Strategy Fund—Class Y	733,440	180,234	324,409	228,797
UBS U.S. Defensive Equity Fund—Class A	466,757	120,672	184,778	161,307
UBS U.S. Defensive Equity Fund—Class C	143,133	41,247	57,542	44,344
UBS U.S. Defensive Equity Fund—Class Y	167,478	60,343	66,089	41,046
UBS U.S. Equity Opportunity Fund—Class A	680,014	259,111	222,296	198,607
UBS U.S. Equity Opportunity Fund—Class C	81,329	31,196	26,132	24,001
UBS U.S. Equity Opportunity Fund—Class Y	30,153	12,732	9,566	7,855
UBS U.S. Large Cap Equity Fund—Class A	23,214	7,040	8,181	7,993
UBS U.S. Large Cap Equity Fund—Class C	8,192	2,019	2,443	3,730
UBS U.S. Large Cap Equity Fund—Class Y	132,696	31,133	46,013	55,550
UBS U.S. Small Cap Growth Fund—Class A	123,408	54,371	48,524	20,513
UBS U.S. Small Cap Growth Fund—Class C	12,259	4,925	4,478	2,856

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2014, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Equity Long-Short Multi-Strategy Fund	$989	$12,037
UBS Global Sustainable Equity Fund	1,313	14,652
UBS U.S. Defensive Equity Fund	974	11,189
UBS U.S. Equity Opportunity Fund	2,781	32,927
UBS U.S. Large Cap Equity Fund	8,518	113,897
UBS U.S. Small Cap Growth Fund	16,293	191,994

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2014 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at June 30, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at June 30, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2014, were as follows:

Fund	UBS AG
UBS Equity Long-Short Multi-Strategy Fund	$3,800
UBS Global Sustainable Equity Fund	5,022
UBS U.S. Defensive Equity Fund	121
UBS U.S. Equity Opportunity Fund	650
UBS U.S. Large Cap Equity Fund	532

The UBS Funds

Notes to financial statements

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Equity Long-Short Multi-Strategy Fund	0.25%	1.00%
UBS Global Sustainable Equity Fund	0.25	1.00
UBS U.S. Defensive Equity Fund	0.25	1.00
UBS U.S. Equity Opportunity Fund	0.25	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At June 30, 2014, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2014, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Equity Long-Short Multi-Strategy Fund—Class A	$193	$332
UBS Equity Long-Short Multi-Strategy Fund—Class C	333	—
UBS Global Sustainable Equity Fund—Class A	1,506	28,336
UBS Global Sustainable Equity Fund—Class C	1,257	—
UBS U.S. Defensive Equity Fund—Class A	2,319	16,421
UBS U.S. Defensive Equity Fund—Class C	1,964	—
UBS U.S. Equity Opportunity Fund—Class A	8,007	11,060
UBS U.S. Equity Opportunity Fund—Class C	3,740	—
UBS U.S. Large Cap Equity Fund—Class A	1,925	203
UBS U.S. Large Cap Equity Fund—Class C	2,679	—
UBS U.S. Small Cap Growth Fund—Class A	8,473	24,935
UBS U.S. Small Cap Growth Fund—Class C	2,899	293

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Equity Long-Short Multi-Strategy Fund	$1,154
UBS Global Sustainable Equity Fund	2,305
UBS U.S. Defensive Equity Fund	4,243
UBS U.S. Equity Opportunity Fund	12,296
UBS U.S. Large Cap Equity Fund	2,591
UBS U.S. Small Cap Growth Fund	8,751

The UBS Funds

Notes to financial statements

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. The value of loaned securities and related collateral at June 30, 2014 were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Cash collateral received
UBS Global Sustainable Equity Fund	$101,057	$103,482	$103,482
UBS U.S. Equity Opportunity Fund	2,499,871	2,555,583	2,555,583
UBS U.S. Large Cap Equity Fund	7,074,626	7,380,954	7,380,954
UBS U.S. Small Cap Growth Fund	30,378,270	31,194,171	31,194,171

6. Purchases and sales of securities

For the year ended June 30, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Equity Long-Short Multi-Strategy Fund (long transactions)	$18,727,604	$21,941,536
UBS Equity Long-Short Multi-Strategy Fund (short sale transactions)	17,165,085	15,168,034
UBS Global Sustainable Equity Fund	26,550,981	26,114,163
UBS U.S. Defensive Equity Fund (long transactions)	10,858,714	13,598,956
UBS U.S. Defensive Equity Fund (short sale transactions)	3,886,150	3,142,358
UBS U.S. Equity Opportunity Fund	26,552,517	32,430,993
UBS U.S. Large Cap Equity Fund	82,211,945	135,409,958
UBS U.S. Small Cap Growth Fund	148,258,117	142,866,666

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds

Notes to financial statements

The tax character of distributions paid during the fiscal years ended June 30, 2014 and June 30, 2013 were as follows:

	2014		2013
Fund	Distributions paid from net from long-term gains	Distributions paid from ordinary income	Distributions paid from ordinary income
UBS Global Sustainable Equity Fund	$—	$449,038	$649,606
UBS U.S. Defensive Equity Fund	—	—	26,617
UBS U.S. Equity Opportunity Fund	—	147,110	333,244
UBS U.S. Large Cap Equity Fund	—	1,662,242	1,794,115
UBS U.S. Small Cap Growth Fund	5,527,910	—	—

At June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed long-term gains	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Equity Long-Short Multi-Strategy Fund	$102,318	$—	$(153,448)	$1,021,927	$970,797
UBS Global Sustainable Equity Fund	—	314,454	(9,950,289)	2,145,932	(7,489,903)
UBS U.S. Defensive Equity Fund	—	—	(18,992,895)	3,462,860	(15,530,035)
UBS U.S. Equity Opportunity Fund	—	9,806	(8,873,232)	7,881,237	(982,189)
UBS U.S. Large Cap Equity Fund	—	1,001,091	(111,011,430)	24,869,958	(85,140,381)
UBS U.S. Small Cap Growth Fund	17,901,253	5,442,448	—	71,130,943	94,474,644

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2014 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Equity Long-Short Multi-Strategy Fund	$267,439	$(87,446)	$(179,993)
UBS Global Sustainable Equity Fund	161,478	(161,478)	—
UBS U.S. Defensive Equity Fund	15,182	2,287	(17,469)
UBS U.S. Equity Opportunity Fund	(8,415)	8,415	—
UBS U.S. Large Cap Equity Fund	(22,368)	22,368	—
UBS U.S. Small Cap Growth Fund	2,270,870	(2,270,870)	—

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The UBS Funds

Notes to financial statements

At June 30, 2014, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018
UBS Global Sustainable Equity Fund	$—	$9,840,414
UBS U.S. Defensive Equity Fund	6,387,417	12,503,688
UBS U.S. Equity Opportunity Fund	—	8,873,232
UBS U.S. Large Cap Equity Fund	—	111,011,430

During the fiscal year ended June 30, 2014, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Equity Long-Short Multi-Strategy Fund	$170,608
UBS Global Sustainable Equity Fund	2,719,311
UBS U.S. Defensive Equity Fund	1,722,872
UBS U.S. Equity Opportunity Fund	5,655,389
UBS U.S. Large Cap Equity Fund	33,526,303
UBS U.S. Small Cap Growth Fund	8,464,021

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2014, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term	Long-term
UBS Equity Long-Short Multi-Strategy Fund	$122,810	$—	$—
UBS Global Sustainable Equity Fund	—	109,875	—
UBS U.S. Defensive Equity Fund	16,366	85,424	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2014, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended June 30, 2014, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended June 30, 2014, or since inception in the case of UBS Equity Long-Short Multi-Strategy Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales

The UBS Funds

Notes to financial statements

or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2014, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS U.S. Large Cap Equity Fund	$9,444,000	5	$1,548	1.18%

9. Shares of beneficial interest

For the year ended June 30, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18,045	$183,149	343	$3,460	—	$—
Shares repurchased	(70,918)	(718,746)	(1,702)	(16,912)	(7,534)	(76,023)
Net decrease	(52,873)	$(535,597)	(1,359)	$(13,452)	(7,534)	$(76,023)

UBS Global Sustainable Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	367,672	$3,105,075	110,950	$929,936	28,584	$240,825
Shares repurchased	(259,210)	(2,185,773)	(14,191)	(114,305)	(226,622)	(1,897,447)
Dividends reinvested	14,790	119,797	1,280	10,226	36,386	295,461
Redemption fees	—	1,023	—	178	—	1,802
Net increase (decrease)	123,252	$1,040,122	98,039	$826,035	(161,652)	$(1,359,359)

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	184,160	$2,240,912	12,948	$154,734	5,576	$66,714
Shares repurchased	(129,755)	(1,540,412)	(69,721)	(805,290)	(111,766)	(1,303,072)
Redemption fees	—	1,495	—	409	—	384
Net increase (decrease)	54,405	$701,995	(56,773)	$(650,147)	(106,190)	$(1,235,974)

The UBS Funds

Notes to financial statements

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	60,662	$525,433	7,754	$66,141	34,943	$309,688
Shares repurchased	(627,228)	(5,519,903)	(45,647)	(394,054)	(34,954)	(300,158)
Dividends reinvested	14,194	122,350	—	—	902	7,817
Redemption fees	—	15	—	2	—	1
Net increase (decrease)	(552,372)	$(4,872,105)	(37,893)	$(327,911)	891	$17,348

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	65,719	$1,425,578	9,857	$208,534	631,010	$14,042,768
Shares repurchased	(119,827)	(2,671,043)	(9,845)	(213,677)	(2,989,555)	(67,145,346)
Dividends reinvested	2,940	64,232	232	4,885	72,254	1,583,799
Redemption fees	—	1,075	—	334	—	17,046
Net increase (decrease)	(51,168)	$(1,180,158)	244	$76	(2,286,291)	$(51,501,733)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	506,062	$11,962,647	29,382	$636,963	1,604,174	$39,717,827
Shares repurchased	(455,228)	(10,512,337)	(28,407)	(607,249)	(1,294,544)	(31,901,223)
Dividends reinvested	33,015	755,043	3,672	75,974	190,666	4,570,262
Redemption fees	—	4,549	—	390	—	24,750
Net increase	83,849	$2,209,902	4,647	$106,078	500,296	$12,411,616

For the year ended June 30, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Equity Long-Short Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	13,397	$125,414	6,878	$64,871	—	$—
Shares repurchased	(150,124)	(1,435,730)	(29,518)	(269,902)	(83,158)	(787,437)
Redemption fees	—	35	—	8	—	216
Net decrease	(136,727)	$(1,310,281)	(22,640)	$(205,023)	(83,158)	$(787,221)

UBS Global Sustainable Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	55,594	$424,091	9,602	$73,918	46,547	$349,370
Shares repurchased	(185,747)	(1,352,570)	(36,597)	(268,982)	(473,056)	(3,482,556)
Dividends reinvested	22,828	168,244	2,238	16,293	60,955	450,456
Redemption fees	—	346	—	44	—	804
Net decrease	(107,325)	$(759,889)	(24,757)	$(178,727)	(365,554)	$(2,681,926)

The UBS Funds

Notes to financial statements

UBS U.S. Defensive Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,705	$75,758	5,811	$55,380	20,576	$194,042
Shares repurchased	(287,534)	(2,775,350)	(126,409)	(1,178,282)	(188,644)	(1,816,565)
Dividends reinvested	1,536	14,317	—	—	1,188	11,047
Redemption fees	—	365	—	120	—	138
Net decrease	(278,293)	$(2,684,910)	(120,598)	$(1,122,782)	(166,880)	$(1,611,338)

UBS U.S. Equity Opportunity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	31,441	$219,609	2,690	$19,283	4,297	$30,462
Shares repurchased	(1,061,493)	(7,345,464)	(121,071)	(808,897)	(68,220)	(467,345)
Dividends reinvested	41,120	276,332	384	2,535	2,367	15,975
Redemption fees	—	9	—	1	—	—
Net decrease	(988,932)	$(6,849,514)	(117,997)	$(787,078)	(61,556)	$(420,908)

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	63,722	$1,123,135	11,712	$201,939	1,224,671	$22,333,693
Shares repurchased	(520,621)	(9,087,635)	(61,449)	(1,040,021)	(5,571,039)	(107,314,950)
Dividends reinvested	2,349	39,632	—	—	103,257	1,747,104
Redemption fees	—	726	—	173	—	11,881
Net decrease	(454,550)	$(7,924,142)	(49,737)	$(837,909)	(4,243,111)	$(83,222,272)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	382,244	$6,549,654	25,282	$411,257	2,998,179	$57,662,827
Shares repurchased	(663,409)	(11,538,713)	(29,257)	(467,672)	(1,155,373)	(21,374,300)
Dividends reinvested	—	—	—	—	—	—
Redemption fees	—	2,026	—	170	—	7,905
Net increase (decrease)	(281,165)	$(4,987,033)	(3,975)	$(56,245)	1,842,806	$36,296,432

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Equity Long-Short Multi-Strategy Fund, UBS Global Sustainable Equity Fund (formerly, UBS International Equity Fund), UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund (six of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Equity Long-Short Multi-Strategy Fund, UBS Global Sustainable Equity Fund, UBS U.S. Defensive Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund at June 30, 2014, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2014

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 5 and 6, 2014 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund (formerly, UBS Global Frontier Fund), UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund (formerly, UBS International Equity Fund), UBS U.S. Defensive Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Fixed Income Opportunities Fund, UBS Core Plus Bond Fund and UBS Emerging Markets Debt Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 30, 2014, June 5, 2014 and June 6, 2014, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

Board considered the presentations provided with respect to distribution strategies for the Funds. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS U.S. Large Cap Equity Fund, UBS Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund, UBS Fixed Income Opportunities Fund and UBS Emerging Markets Debt Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS Multi-Asset Income Fund, the Advisor discussed the factors that had affected the performance of the Fund over the past year. The Advisor noted that the UBS Multi-Asset Income Fund pursues a tactical income strategy to provide risk-managed income over the long-term. The Advisor noted that the Fund produced positive performance for the year and outperformed its benchmark index. The Advisor noted the Fund's relative underperformance compared to its Lipper peer group was due to the variety of different strategies of the funds included in the peer group. The Advisor noted that the UBS Multi-Asset Income Fund was designed for a conservative income investor that seeks a positive income stream through various market conditions. The Advisor stated that the Fund's performance results during the past year were consistent with the Fund's investment objective.

The Advisor then discussed the performance of the UBS Global Sustainable Equity Fund. The Advisor stated that the main reason for the Fund's underperformance relative to its peers was due to the transition in strategy during the past year from international equity to global sustainable equity. Due to the strong performance of the U.S. market over the past year, international strategies on average underperformed global strategies, which distorted this transitioning Fund's performance versus its global equity peers.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Equity Long-Short Multi-Strategy Fund during the one-year performance period. The Advisor noted that strategy changes had been implemented for the Fund in October 2012, and that additional investment sleeves had been added in 2013. The Advisor stated that since the transition to the new strategy, the Fund has experienced better risk-adjusted performance. The Advisor reported that it believed that the Fund's relative performance versus its peers would fare better in down markets.

In discussing the performance of the UBS U.S. Defensive Equity Fund for the one-year performance period, the Advisor explained that the Fund's defensive strategy was the primary reason for the Fund's underperformance as compared to its peer universe. The Advisor noted that the options overlay strategy for the Fund, which reduced the volatility profile of the Fund, detracted from the Fund's performance. The Advisor stated the options overlay strategy should benefit the Fund's relative performance when the U.S. equity market experiences a down turn.

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

The Advisor next addressed the relative underperformance of the UBS Fixed Income Opportunities Fund with respect to the Fund's peers. The Fund produced a small positive return over the period; however, produced weaker peer relative rankings. Its weaker relative performance as compared to its peer universe was largely attributable to the composition of the Fund's current absolute return peer group. The peer group contains a wide mix of funds that are managed to varying risk/return objectives and follow investment strategies that may not be similar to the Fund. This includes strategies with sizable allocation to equity markets, such as asset allocation funds, which benefited from equity exposure in a positive equity market.

With respect to the performance of the UBS Emerging Markets Debt Fund, the Advisor noted that the Fund underperformed relative to its peer universe. The Advisor explained that the Fund's relative underperformance as compared to its peers was due primarily to the Fund's investments in longer duration Brazil debt and its overweight to local currencies as compared to its peers. The Advisor explained that U.S. dollar-denominated debt generally outperformed local currency debt during the period and noted that any fund that allocated more heavily to local markets would reflect lower performance rankings.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Global Allocation Fund, UBS Asset Growth Fund, UBS Multi-Asset Income Fund and UBS U.S. Small Cap Growth Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group, except for UBS Global Allocation Fund and UBS Emerging Markets Debt Fund.

The Board first discussed the management fee and expenses of the UBS Global Allocation Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS Global Allocation Fund were each slightly higher than the fees and expenses of several of the funds in its Lipper expense group. The Advisor noted that changes to the funds in the peer group and a reduction in the UBS Global Allocation Fund's assets caused the Fund's relative lower rankings. The Board, however, noted that the Fund's management fee and expenses were each reasonable considering that neither the management fee nor the Fund's total expenses were significantly higher than the respective Lipper expense group medians. The Board will continue to monitor the Fund's peers and expenses.

The Board then discussed the management fee of the UBS Asset Growth Fund. It was noted that the UBS Asset Growth Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS Asset Growth Fund's contractual management fee was higher than the

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses were each at the median of the Fund's Lipper expense group.

The Board next considered that the management fee of the UBS Multi-Asset Income Fund was slightly higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the second quintile of the Lipper expense group. The Board also considered that the UBS Multi-Asset Income Fund's total expenses were lower than the median of the Fund's expense group.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the UBS U.S. Small Cap Growth Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Small Cap Growth Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee compared more favorably to its peers. The Board also noted that the total expenses of the UBS Small Cap Growth Fund were comparable to the other funds in its peer group.

The Board also reviewed the expenses of the UBS Emerging Markets Debt Fund and noted that the Fund's expenses were higher than the Fund's peers. The Board noted that the Fund's management fee on both a contractual and actual basis compared favorably to the management fee of its Lipper peers. The Advisor noted that the Fund's total expenses were higher than its peers primarily because the Fund was relatively newer and had less assets than many of the funds in its peer group. The Advisor also note that some of the UBS Emerging Markets Debt Fund's peers maintain only limited or no exposure to securities denominated in local market currencies, which have additional expenses that are not associated with holding U.S. dollar-denominated debt.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Asset Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Multi-Asset Income Fund, UBS Emerging Markets Debt Fund, and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 56 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (since 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2012 to 2012).

John J. Murphy; 70 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 61 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 78 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.
Edward M. Roob; 79 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 63 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not for profit healthcare organization, and a director (since 2012) and member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:
Shawn Lytle; 44*[2]	Trustee	Since 2011

Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.

				Mr. Lytle is a director or trustee of three investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS Global AM—Americas region (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 50	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 48	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 49	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 56	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 48	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 30	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2014, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

Fund	Dividends received deduction	Foreign tax credit
UBS Global Sustainable Equity Fund	0%	$36,203
UBS U.S. Defensive Equity Fund	0	0
UBS U.S. Equity Opportunity Fund	100	0
UBS U.S. Large Cap Equity Fund	100	0

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1198

UBS Asset
Allocation Funds

June 30, 2014

The UBS Funds—Asset Allocation

Annual Report

President's letter	1
Market commentary	3
Asset Allocations
UBS Asset Growth Fund (formerly, UBS Global Frontier Fund)	5
UBS Dynamic Alpha Fund	14
UBS Global Allocation Fund	35
UBS Multi-Asset Income Fund	50
Explanation of expense disclosure	64
Statement of assets and liabilities	68
Statement of operations	72
Statement of changes in net assets	74
Financial highlights	76
Notes to financial statements	84
Report of independent registered public accounting firm	108
General information	109
Board approval of investment advisory agreements	110
Trustee and Officer information	115
Federal tax information	121

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President's letter

August 14, 2014

Dear Shareholder,

Investors cheered earlier this year as the bull market in US equities turned five years old. It has been a remarkable five years for US equity investors. In the depths of the "Great Recession," on March 9, 2009, the S&P 500 closed at 676.53, but on the same date this year, the index closed at 1,878.04, a gain of 178%. The anniversary of the equity bull market has inspired much reflection among investors, as opposing arguments have formed about the longevity of the market going forward.

Currently, both bullish and bearish investors have compelling arguments to support their positions. The case for a continuation of the bull market rests on expectations of low inflation, continued economic and corporate growth, and rising equity valuations. In this view, further equity market gains will be driven by a low inflationary environment, downward trending unemployment, continued consumer deleveraging and rising confidence, as well as increasing capital expenditures as corporations begin to focus on expansion. Conversely, the case for a market correction rests on assumptions of declining valuations, deteriorating profit margins and earnings disappointments. Those who support this view believe that a market correction could be led by rising interest rates, equity valuations that may appear to be overstretched versus historical averages and profit margins that, while currently above historical levels, may regress back toward their long-term mean. For mutual fund shareholders, however, long-term success will have less to do with how long the equity bull market runs and more with a long-term investment approach that will help achieve their desired outcomes despite the ups and downs of markets.

At UBS Global Asset Management, we are focused on managing funds that achieve our clients' objectives through sustainable investment outcomes. In addition to single-strategy, equity and fixed-income products, we have added funds that utilize innovative diversifiers intended to soften the impact of market swings. These funds diversify risk through strategies that are not bound by benchmarks, are expected often to benefit from both rising and falling security prices, and utilize cost-effective defensive investment strategies. UBS Global Asset Management was among the early leaders to evolve its product offerings with the intention of providing sustainable returns in up and down markets using these strategies. We believe that diversification is paramount to successful investment outcomes, irrespective of market conditions, and we will continue to offer clients products that aim to mitigate downside risk and provide durable returns through both up and down market cycles.

I am pleased to share that the client focus, investment discipline and strength of our firm recently garnered a prestigious accolade from Euromoney magazine. In its July 2014 issue, Euromoney named UBS "Best Global Bank," describing our firm as "a global wealth manager first and foremost, underpinned by a Swiss universal bank and a powerful asset management business...." This award is just one measure of how UBS is succeeding as a business by focusing on meeting clients' needs.

1

President's letter

Whatever the outcome of the current equity bull market, we remain focused on enabling our clients to achieve the outcomes they desire. As we continue to evolve our funds to provide sustainable performance in a variety of market conditions, we rely on our firm's client-oriented culture to guide everything we do. We embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

2

The markets in review

Improving growth in the developed world

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014. Looking back, gross domestic product ("GDP") in the US grew at annualized rates of 4.5% and 3.5% during the third and fourth quarters of 2013, respectively. The Commerce Department then reported that first quarter 2014 GDP contracted at a 2.1% annualized rate. This was the first negative reading since the first quarter of 2011, and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy, as GDP growth was 4.0% during the second quarter of 2014.1

The Federal Reserve Board (the "Fed") took a number of actions during the reporting period. In December 2013, the Fed announced that it would begin paring back its monthly asset purchases, stating "Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month." At its meetings in January, March, April and June 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases a total of $10 billion per month. Beginning in July, the Fed will purchase a total of $35 billion per month ($15 billion per month of agency mortgage-backed securities and $20 billion per month of longer-term Treasuries). In the Fed's official statement it stated, "Information received since the Federal Open Market Committee met in April indicates that growth in economic activity has rebounded in recent months. Labor market indicators generally showed further improvement. The unemployment rate, though lower, remains elevated. Household spending appears to be rising moderately, and business fixed investment resumed its advance, while the recovery in the housing sector remained slow."

Growth outside the US generally improved. In its April 2014 World Economic Outlook Update, the International Monetary Fund ("IMF") reported that "Global activity has broadly strengthened and is expected to improve further in 2014–15, with much of the impetus coming from advanced economies." From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus a 0.5% contraction in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared with 1.5% in 2013. After decelerating in 2013, the IMF projects that overall growth in emerging market countries will experience an uptick to 4.9% in 2014, versus 4.7% in 2013.

Global equities rally sharply

Despite a number of headwinds, the global equity market was highly resilient and generated strong results during the reporting period. The market was volatile at times given mixed global growth, geopolitical issues and questions regarding future central bank monetary policy. However, investor demand was solid overall, as corporate profits often surprised and central banks largely remained highly accommodative. All told, the US stock market, as measured by the S&P 500 Index,2 gained 24.61% for the 12 months ended June 30, 2014. International developed equities, as measured by the MSCI EAFE Index (net),3 also produced very strong results, gaining 23.57% during the period. Returns for emerging market equities, as measured by the MSCI Emerging Markets Index (net),4

1  Based on the Commerce Department's first estimate announced on July 30, 2014, after the reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3

The markets in review

were less robust, as they returned 14.31% over the same period. This was due to several factors, including concerns regarding China's ability to provide a soft landing for its economy.

The fixed income market performs well

The fixed income market surprised many investors, as it posted positive results during the reporting period as a whole. During the first half of the period, US Treasury yields moved higher and negatively impacted the overall bond market (yields and bond prices move in opposite directions). This was due to a number of factors, including continued economic growth and expectations that the Fed would begin tapering its asset purchase program. However, as discussed, the US economy weakened during the first quarter of 2014 and geopolitical concerns triggered several flights to quality. All told, the yield on the 10-year Treasury fell from 3.04% to 2.53% during the first six months of 2014. The overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 4.37% during the 12 month reporting period and the US taxable spread sectors (non-US Treasury fixed income securities) generated positive absolute returns. Taking on greater risk was often rewarded, as investors looked to generate incremental yield in the low interest rate environment. For example, high yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 rose 11.70% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 gained 11.05%.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

4

UBS Asset Growth Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS Asset Growth Fund (the "Fund") (previously UBS Global Frontier Fund) gained 18.75% (Class A shares returned 12.22% after the deduction of the maximum sales charge), while Class Y shares rose 19.12%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index") gained 24.05%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 8; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Special Fund Update

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications to UBS Global Frontier Fund, which went into effect on October 28, 2013. Specifically:

•  The Fund's name was changed from UBS Global Frontier Fund to UBS Asset Growth Fund.

•  The Fund implemented a managed volatility strategy to seek to target a defined level of portfolio risk of 15% annual volatility or lower. Volatility is a risk measurement that measures the relative rate at which the price of a security moves up and down and is typically determined by calculating the annualized standard deviation of the daily change in price. Commonly, the higher the volatility the greater the risk of the security. The Fund may continue to use leverage to help implement the managed volatility strategy. While the Advisor will attempt to manage the Fund's volatility, there can be no guarantee that the Fund will achieve its target and the actual volatility may be higher or lower than 15% over any period.

•  The Fund's exposure to underlying asset classes is now achieved primarily through passive index exposures and derivatives.

Please note, the transition of the Fund's portfolio largely occurred in December 2013.

The Fund produced a strong absolute return during the reporting period but underperformed the Index.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the utilization of currency forwards and currency futures had a direct positive impact on Fund performance. Various equity and fixed income futures and ETFs (exchange traded funds) were used to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives contributed to performance during the reporting period.

Portfolio performance summary1

What worked:

•  The Fund's long directional position in most equity markets generated positive absolute returns.

  – The Fund's developed equity allocation was the greatest contributor to absolute performance, as it was the best performing asset class over the 12-month period.

  – Strong positive performance was achieved from the Fund's US large cap equities.

  – The Fund's European and UK equities were beneficial for performance.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

5

UBS Asset Growth Fund

•  Several of the Fund's currency strategies were positive for performance.

  – A long position in the Australian dollar versus the US dollar was additive to results.

  – A long position in the Japanese yen relative to the US dollar was rewarded

  – A long position in the British pound relative to the US dollar was beneficial.

•  The Fund's position in certain alternative assets was beneficial. The Fund's long position in convertible bonds had a positive impact on performance.

•  Leverage enhanced the Fund's performance.

  – The Fund seeks to maintain a volatility target of 15% or less annually. As volatility of both equity and bond markets remained subdued over the period, the Fund used leverage in an attempt to maintain its target volatility. Given that leverage magnifies returns on the upside and the downside, the positive impact from our equity exposure was amplified and added to the Fund's results. As of June 30, 2014, the Fund's total market exposure was 169%.

•  Overall, the Fund's positioning among risk assets was positive for portfolio performance.

  – The portfolio uses a managed volatility strategy based around a passive multi-asset portfolio (the "Baseline"). The Baseline takes into account the potential returns and risks of each asset class, as well as the expected diversification benefits from a multi-asset approach. Views of potential returns and risks are based on a 3–5 year time horizon. The Baseline is intended to be a dynamic structure, which may result in changes to the underlying asset allocation strategy as our outlook changes. No changes to the Baseline were made during the period. The Baseline began and ended the period with an allocation of 69% equities, 29% fixed income and 2% alternatives. During the period, market volatility and Fund-realized volatility were subdued and, therefore, the Fund maintained a leverage factor of approximately 170% to achieve target volatility at or below 15%. Actual realized volatility of the Fund over the period was approximately 12%.

What did not work:

•  A bias for non-US equities over US equities was not rewarded.

  – Our preference for international equities, including European and Japanese equities, detracted from performance, as US equities outperformed international equities.

  – While the Fund's position in emerging markets equities was positive on an absolute basis, relative to the benchmark this detracted from performance.

•  The Fund's position in fixed income securities detracted from performance on a relative basis.

  – The Fund's directional exposure to high yield and investment grade bonds was beneficial on an absolute basis, but since equities outperformed fixed income over the period, this position hindered performance relative to its benchmark.

6

UBS Asset Growth Fund

•  Certain currency positions were negative for performance.

  – The Fund's short position in the New Zealand dollar versus the US dollar detracted from results over the reporting period.

  – The Fund's short position in the Swiss franc versus the euro was not rewarded.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014.They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a Fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our Funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

7

UBS Asset Growth Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	18.75%	14.20%	1.70%
Class C3	17.89	13.36	0.95
Class Y4	19.12	14.46	1.97
After deducting maximum sales charge
Class A2	12.22%	12.89%	0.88%
Class C3	16.89	13.36	0.95
MSCI World Free Index (net)[5]	24.05%	14.99%	3.67%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—2.06% and 1.56%; Class C—2.83% and 2.31%; Class Y—1.83% and 1.31%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Asset Growth Fund and the index is July 26, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

8

UBS Asset Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Asset Growth Fund Class A and Class Y shares versus the MSCI World Free Index (net) from July 26, 2007, which is the inception date of the two classes, through June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

9

UBS Asset Growth Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Investment companies
iShares Emerging Markets Local Currency Bond ETF	1.83%
iShares iBoxx $ High Yield Corporate Bond ETF	17.26
iShares iBoxx $ Investment Grade Corporate Bond ETF	15.71
iShares JP Morgan USD Emerging Markets Bond ETF	1.81
iShares MSCI Switzerland Capped ETF	1.74
iShares TIPS Bond ETF	3.51
SPDR Barclays Convertible Securities ETF	3.53
Total investment companies	45.39%
Short-term investments	48.59
Investment of cash collateral from securities loaned	24.18
Total investments	118.16%
Liabilities, in excess of cash and other assets	(18.16)
Net assets	100.00%

1  Figures represent the direct investments of UBS Asset Growth Fund. Figures might be different if a breakdown of the underlying investment companies was included.

10

UBS Asset Growth Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Investment companies: 45.39%
iShares Emerging Markets Local Currency Bond ETF	11,447	$589,978
iShares iBoxx $ High Yield Corporate Bond ETF[1]	58,503	5,569,486
iShares iBoxx $ Investment Grade Corporate Bond ETF[1]	42,516	5,070,458
iShares JP Morgan USD Emerging Markets Bond ETF[1]	5,069	584,304
iShares MSCI Switzerland Capped ETF[1]	16,345	560,960
iShares TIPS Bond ETF[1]	9,820	1,132,835
SPDR Barclays Convertible Securities ETF[1]	22,561	1,139,332
Total investment companies (cost $14,133,072)		14,647,353
	Face amount
Short-term investments: 48.59%
US government obligations: 24.79%
US Treasury Bills 0.010%, due 07/10/14[2]	$2,000,000	1,999,988
0.010%, due 07/31/14[2]	2,000,000	1,999,950
0.030%, due 08/21/14[2]	2,000,000	1,999,965
0.060%, due 08/07/14[2]	2,000,000	1,999,954
Total US government obligations (cost $7,999,769)		7,999,857
	Shares
Investment companies: 23.80%
UBS Cash Management Prime Relationship Fund[3] (cost $7,680,934)	7,680,934	7,680,934
Total short-term investments (cost $15,680,703)		15,680,791
	Shares	Value
Investment of cash collateral from securities loaned: 24.18%
UBS Private Money Market Fund LLC[3] (cost $7,801,795)	7,801,795	$7,801,795
Total investments: 118.16% (cost $37,615,570)		38,129,939
Liabilities, in excess of cash and other assets: (18.16)%		(5,861,503)
Net assets: 100.00%		$32,268,436

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $37,624,994; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$504,985
Gross unrealized depreciation	(40)
Net unrealized appreciation of investments	$504,945

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 63. Portfolio footnotes begin on page 13.

11

UBS Asset Growth Fund

Portfolio of investments

June 30, 2014

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 23 contracts (USD)	September 2014	$2,749,295	$2,747,602	$(1,693)
Index futures buy contracts:
E-mini S&P 500 Index, 92 contracts (USD)	September 2014	8,870,387	8,981,040	110,653
EURO STOXX 50 Index, 199 contracts (EUR)	September 2014	8,891,367	8,806,899	(84,468)
FTSE 100 Index, 53 contracts (GBP)	September 2014	6,095,283	6,087,159	(8,124)
Mini MSCI Emerging Markets Index, 127 contracts (USD)	September 2014	6,582,156	6,608,445	26,289
SPI 200 Index, 22 contracts (AUD)	September 2014	2,777,779	2,776,705	(1,074)
TOPIX Index, 36 contracts (JPY)	September 2014	4,409,285	4,486,451	77,166
Currency futures buy contracts:
Australian Dollar, 9 contracts (USD)	September 2014	839,011	843,839	4,828
Euro, 13 contracts (USD)	September 2014	2,198,996	2,225,926	26,930
Great Britain Pound, 17 contracts (USD)	September 2014	1,783,147	1,816,344	33,197
Japanese Yen, 12 contracts (USD)	September 2014	1,471,392	1,482,000	10,608
Currency futures sell contracts:
Swiss Franc, 3 contracts (USD)	September 2014	(417,102)	(423,263)	(6,161)
Net unrealized appreciation on futures contracts				$188,151

Options written

Written options activity for the year ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	8	$67,311
Options written	—	—
Options terminated in closing purchase transactions	(8)	(67,311)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2014	—	$—

12

UBS Asset Growth Fund

Portfolio of investments

June 30, 2014

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Investment companies	$14,647,353	$—	$—	$14,647,353
Short-term investments	—	15,680,791	—	15,680,791
Investment of cash collateral from securities loaned	—	7,801,795	—	7,801,795
Futures contracts	289,671	—	—	289,671
Total	$14,937,024	$23,482,586	$—	$38,419,610
Liabilities
Futures contracts	$(101,520)	$—	$—	$(101,520)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security, or portion thereof, was on loan at June 30, 2014.

2  Rate shown is the discount rate at the date of purchase.

3  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Net realized gain during the year ended 06/30/14	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$8,739,483	$35,021,247	$36,079,796	$—	$—	$7,680,934	$7,193
UBS Private Money Market Fund LLC[a]	274,676	36,593,064	29,065,945	—	—	7,801,795	203
UBS Emerging Markets Equity Relationship Fund	4,625,410	—	4,763,744	65,878	72,456	—	—
UBS Global Corporate Bond Relationship Fund	—	835,000	855,550	20,550	—	—	—
UBS High Yield Relationship Fund	2,457,795	435,000	3,020,532	475,616	(347,879)	—	—
UBS International Equity Relationship Fund	5,251,216	—	5,901,640	1,860,481	(1,210,057)	—	—
	$21,348,580	$72,884,311	$79,687,207	$2,422,525	$(1,485,480)	$15,482,729	$7,396

a  The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.
See accompanying notes to financial statements.
13

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS Dynamic Alpha Fund (the "Fund") gained 6.31% (Class A shares returned 0.42% after the deduction of the maximum sales charge), while Class Y shares rose 6.45%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 1.16% during the same time period, the MSCI World Free Index (net) returned 24.05% and the Citigroup One-Month US Treasury Bill Index returned 0.03%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 16; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Performance was primarily due to our market allocation strategy.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct negative impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the period.

Portfolio performance summary1

What worked

•  Our long position in equities aided the Fund's results during the reporting period.

  – Net long positions in developed equities were additive to results.

  – A preference for Italian equities versus French equities was beneficial for the Fund's performance, as was our preference for Canadian versus Australian equities.

  – The relative value trade of US industrials over US consumer staples had a positive impact on returns.

•  Overall, the Fund's fixed income positioning contributed to performance

  – A long high yield bond position was beneficial. High yield spreads narrowed during the reporting period, given generally strong demand and improving fundamentals.

  – The Fund's allocation to short-dated Italian bonds was additive to performance.

  – An allocation to investment grade corporate bonds, as well as security selection within the sector, enhanced the Fund's results.

  – The Fund's position in French government bonds versus Japanese government bonds was rewarded.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

14

UBS Dynamic Alpha Fund

•  Overall, the Fund's positioning among risk assets was positive for performance during the reporting period.

  – We tactically adjusted the Fund's allocation to equities during the reporting period. We began the 12-month period with a 36% net equity exposure and allowed this to drift higher, reaching a high in the upper 40% range in the fourth quarter of 2013. Prior to the Federal Reserve Board's (the "Fed") final meeting of 2013 in December, we reduced the Fund's net equity exposure to 20%. Following the meeting, with clearer forward guidance on the path of asset purchase tapering, we reallocated our cash back to risk assets. The portfolio ended the reporting period with a net equity position of 34%.

  – The Fund began the reporting period with a 30% allocation to fixed income and had an elevated cash exposure of 34%. This higher than usual cash position was due to our reducing the Fund's market exposure, particularly in fixed income during May and June 2013, prior to the beginning of the reporting period. The decision to reduce the Fund's market exposure was made in the wake of the Fed's comments about tapering its asset purchases. As the reporting period progressed, we redeployed our cash position into the fixed income and equity markets. At the end of the 12-month period, the Fund's fixed income allocation was 56% and its cash position had fallen to 10%.

What didn't work

•  A bias toward non-US equities versus US equities detracted from results.

  – The Fund's preference for international developed equities, which was largely allocated to European over US equities, was not rewarded, as the former lagged their US counterparts.

•  Certain of the Fund's fixed income exposures detracted from results.

  – The Fund's long position in UK gilts versus German bunds was not rewarded.

•  Overall, the Fund's currency strategy was negative for performance.

  – The Fund's short position in the New Zealand dollar was the largest detractor from performance during the reporting period.

  – The Fund's short position in the Swiss franc was negative over the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

15

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	6.31%	7.80%	3.37%
Class C3	5.42	6.99	2.59
Class Y4	6.45	8.08	3.66
After deducting maximum sales charge
Class A2	0.42%	6.58%	2.75%
Class C3	4.42	6.99	2.59
BofA Merrill Lynch US Treasury 1-5 Year Index[5]	1.16%	1.92%	3.24%
MSCI World Free Index (net)[6]	24.05	14.99	6.80
Citigroup One-Month US Treasury Bill Index[7]	0.03	0.06	1.45

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.44% and 1.36%; Class C—2.20% and 2.11%; Class Y—1.13% and 1.11%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

16

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class Y shares versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index from January 27, 2005, which is the inception date of the two classes, through June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

17

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2014

Percentage of net assets
Buoni Poliennali Del Tesoro, 5.000%, due 09/01/40	3.5%
Buoni Poliennali Del Tesoro, 4.750%, due 09/01/44	3.0
Government of Australia, 4.500%, due 04/15/20	2.0
Government of Australia, 4.250%, due 07/21/17	2.0
Government of Australia, 4.750%, due 06/15/16	1.9
JPMorgan Chase & Co., 3.200%, due 01/25/23	0.7
Bank of America Corp., 1.875%, due 01/10/19	0.6
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	0.5
Wachovia Corp., 5.750%, due 02/01/18	0.5
Citigroup, Inc., 6.000%, due 08/15/17	0.4
Total	15.1%

Country exposure by issuer, top five (unaudited)

As of June 30, 2014

Percentage of net assets
United States	22.0%
Italy	8.2
Australia	7.9
United Kingdom	7.4
Netherlands	4.3
Total	49.8%

18

UBS Dynamic Alpha Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2014

Bonds
Corporate bonds
Airlines	0.10%
Auto components	0.11
Banks	11.39
Beverages	1.22
Biotechnology	0.20
Capital markets	1.95
Chemicals	0.41
Commercial services & supplies	0.43
Communications equipment	0.38
Construction & engineering	0.55
Consumer finance	1.33
Containers & packaging	0.25
Diversified financial services	2.47
Diversified telecommunication services	3.05
Electric utilities	3.00
Electrical equipment	0.15
Energy equipment & services	0.13
Food & staples retailing	0.14
Food products	0.87
Gas utilities	0.88
Health care equipment & supplies	0.23
Health care providers & services	0.38
Hotels, restaurants & leisure	0.15
Independent power and renewable electricity producers	0.28
Industrial conglomerates	0.28
Insurance	4.02
Internet & catalog retail	0.08
Internet software & services	0.14
IT services	0.16
Life sciences tools & services	0.05
Machinery	0.20
Marine	0.21
Media	1.84%
Metals & mining	1.08
Multi-utilities	0.73
Oil, gas & consumable fuels	5.61
Pharmaceuticals	0.77
Real estate investment trust (REIT)	0.05
Real estate management & development	0.12
Road & rail	0.61
Software	0.28
Specialty retail	0.15
Technology hardware, storage & peripherals	0.32
Thrifts & mortgage finance	0.38
Tobacco	1.35
Transportation infrastructure	0.74
Water utilities	0.31
Wireless telecommunication services	0.96
Total corporate bonds	50.49%
Collateralized debt obligation	0.00[1]
Mortgage & agency debt security	0.02
Non-US government obligations	12.32
Supranational bonds	0.54
Total bonds	63.37%
Short-term investments	25.42
Options purchased	0.60
Investment of cash collateral from securities loaned	0.25
Total investments	89.64%
Cash and other assets, less liabilities	10.36
Net assets	100.00%

1  Amount represents less than 0.005%.

19

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds: 63.37%
Corporate bonds: 50.49%
Australia: 2.07%
Adani Abbot Point Terminal Pty Ltd., 5.750%, due 11/01/18	AUD	965,000	$913,165
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43		$285,000	314,978
Commonwealth Bank of Australia, 1.125%, due 03/13/17		620,000	619,900
2.250%, due 03/16/17[1]		1,130,000	1,165,847
National Australia Bank, 2.750%, due 03/09/17		1,050,000	1,094,781
Origin Energy Finance Ltd., 2.500%, due 10/23/20[2]	EUR	500,000	709,701
3.500%, due 10/09/18[1]		$400,000	415,110
QBE Insurance Group Ltd., 2.400%, due 05/01/18[2]		405,000	404,331
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR	295,000	463,525
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]		$300,000	337,006
Transurban Finance Co. Pty Ltd., 2.500%, due 10/08/20	EUR	210,000	304,341
Total Australia corporate bonds			6,742,685
Belgium: 0.14%
Elia System Operator SA, 3.250%, due 04/04/28[2]		300,000	445,202
Bermuda: 0.19%
Bacardi Ltd., 2.750%, due 07/03/23[2]		440,000	631,600
Brazil: 0.50%
BRF SA, 3.950%, due 05/22/23[1]		$420,000	396,900
Petrobras Global Finance BV, 3.250%, due 04/01/19[2]	EUR	250,000	354,734
4.375%, due 05/20/23[4]		$185,000	176,347
5.625%, due 05/20/43		90,000	81,872
Vale SA, 5.625%, due 09/11/42		630,000	617,557
Total Brazil corporate bonds			1,627,410
Canada: 1.82%
Bank of Montreal, 6.020%, due 05/02/18	CAD	415,000	444,585
Bank of Nova Scotia, 4.100%, due 06/08/17		615,000	612,522
	Face amount		Value
Canadian Imperial Bank of Commerce, 1.350%, due 07/18/16		$420,000	$425,408
3.400%, due 01/14/16	CAD	455,000	438,366
Greater Toronto Airports Authority, 6.980%, due 10/15/32		285,000	372,470
Hydro One, Inc., 5.360%, due 05/20/36		285,000	316,979
Nexen, Inc., 6.400%, due 05/15/37		$440,000	524,894
Royal Bank of Canada, 2.980%, due 05/07/19	CAD	400,000	385,897
Suncor Energy, Inc., 6.500%, due 06/15/38		$520,000	667,896
Thomson Reuters Corp., 1.300%, due 02/23/17		520,000	520,649
Toronto-Dominion Bank 3.367%, due 11/02/20[3]	CAD	550,000	527,187
Total Capital Canada Ltd., 1.875%, due 07/09/20[2]	EUR	200,000	285,840
Yamana Gold, Inc., 4.950%, due 07/15/24[1,4]		$410,000	412,696
Total Canada corporate bonds			5,935,389
Cayman Islands: 1.28%
Hutchison Whampoa Europe Finance 13 Ltd., 3.750%, due 05/10/18[2,3,5]	EUR	320,000	442,032
Hutchison Whampoa International Ltd., 7.625%, due 04/09/19[1]		$550,000	672,017
New York Life Funding, 5.125%, due 02/03/15	GBP	300,000	525,843
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	550,000	817,052
Tencent Holdings Ltd., 3.375%, due 05/02/19[1]		$450,000	460,067
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP	190,000	347,296
Transocean, Inc., 6.800%, due 03/15/38		$375,000	427,706
XLIT Ltd., 5.250%, due 12/15/43		140,000	153,953
Yorkshire Water Services Bradford Finance Ltd., 6.000%, due 04/24/25[3]	GBP	180,000	333,112
Total Cayman Islands corporate bonds			4,179,078

20

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
China: 0.25%
AIA Group Ltd., 1.750%, due 03/13/18[2]		$560,000	$555,772
2.250%, due 03/11/19[1]		275,000	275,185
Total China corporate bonds			830,957
Curacao: 0.12%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		390,000	400,221
Denmark: 0.35%
A.P. Moller - Maersk A/S, 3.375%, due 08/28/19[2]	EUR	450,000	680,484
DONG Energy A/S, 4.875%, due 01/12/32[2]	GBP	250,000	449,426
Total Denmark corporate bonds			1,129,910
Finland: 0.65%
Elenia Finance Oyj, 2.875%, due 12/17/20	EUR	550,000	793,075
Pohjola Bank PLC, 1.750%, due 08/29/18		300,000	424,503
Teollisuuden Voima Oyj, 2.500%, due 03/17/21		125,000	177,783
4.625%, due 02/04/19[2]		460,000	719,585
Total Finland corporate bonds			2,114,946
France: 2.32%
Alstom SA, 4.500%, due 03/18/20		300,000	474,480
Banque Federative du Credit Mutuel SA, 2.000%, due 09/19/19	EUR	500,000	708,291
BNP Paribas SA, 2.700%, due 08/20/18		$415,000	424,549
5.186%, due 06/29/15[2,3,5]		235,000	239,406
Credit Logement SA, 1.392%, due 09/16/14[2,3,5]	EUR	200,000	240,312
Dexia Credit Local SA, 5.375%, due 07/21/14[2]		595,000	816,593
Electricite de France SA, 5.250%, due 01/29/23[1,3,5]		$175,000	178,523
5.250%, due 01/29/23[2,3,5]		130,000	132,617
5.625%, due 01/22/24[1,3,5]		280,000	292,684
6.950%, due 01/26/39[1]		250,000	332,338
Eutelsat SA, 2.625%, due 01/13/20	EUR	200,000	288,636
GDF Suez, 4.750%, due 07/10/21[3,5]		500,000	749,692
	Face amount		Value
Societe Des Autoroutes Paris-Rhin-Rhone, 2.250%, due 01/16/20	EUR	600,000	$858,017
Societe Generale SA, 5.000%, due 01/17/24[1]		$405,000	423,564
Total Capital International SA, 1.550%, due 06/28/17		1,055,000	1,070,107
Veolia Environnement SA, 6.750%, due 04/24/19	EUR	195,000	336,753
Total France corporate bonds			7,566,562
Germany: 0.25%
Mondi Consumer Packaging International AG, 9.750%, due 07/15/17[2]		560,000	806,107
Guernsey: 0.10%
Credit Suisse Group Guernsey I Ltd., 7.875%, due 02/24/41[2,3]		$310,000	334,800
Indonesia: 0.18%
Pertamina Persero PT, 6.450%, due 05/30/44[1]		600,000	595,500
Ireland: 0.45%
FGA Capital Ireland PLC, 2.625%, due 04/17/19	EUR	335,000	470,527
GE Capital European Funding, 6.025%, due 03/01/38		390,000	785,114
Perrigo Co. PLC, 4.000%, due 11/15/23[1]		$200,000	203,273
Total Ireland corporate bonds			1,458,914
Israel: 0.38%
Delek & Avner Tamar Bond Ltd., 3.839%, due 12/30/18[1]		1,220,000	1,230,675
Italy: 1.73%
Assicurazioni Generali SpA, 2.875%, due 01/14/20	EUR	120,000	174,584
4.875%, due 11/11/14[2]		195,000	270,908
Ei Towers SpA, 3.875%, due 04/26/18		285,000	417,408
Intesa Sanpaolo SpA, 3.625%, due 08/12/15[1]		$235,000	240,101
3.875%, due 01/16/18		320,000	337,260
4.375%, due 10/15/19[2]	EUR	500,000	777,098
Snam SpA, 3.875%, due 03/19/18[2]		560,000	844,470
Telecom Italia SpA, 6.125%, due 12/14/18		650,000	1,019,901
Terna Rete Elettrica Nazionale SpA, 4.125%, due 02/17/17		265,000	393,781

21

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Italy—(Concluded)
UniCredit SpA, 3.250%, due 01/14/21	EUR	295,000	$432,118
6.375%, due 05/02/23[2,3]		$690,000	755,550
Total Italy corporate bonds			5,663,179
Japan: 0.13%
Japan Tobacco, Inc., 2.100%, due 07/23/18[1]		250,000	252,186
Nippon Telegraph & Telephone Corp., 1.400%, due 07/18/17		160,000	160,945
Total Japan corporate bonds			413,131
Jersey, Channel Islands: 0.78%
AA Bond Co., Ltd., 4.720%, due 07/31/18[2]	GBP	275,000	496,096
Gatwick Funding Ltd., 5.250%, due 01/23/24[2]		250,000	471,446
Heathrow Funding Ltd., 4.600%, due 02/15/18[2]	EUR	565,000	873,467
HSBC Capital Funding LP, 5.130%, due 03/29/16[3,5]		170,000	245,002
QBE Capital Funding III Ltd., 7.250%, due 05/24/41[2,3]		$430,000	463,325
Total Jersey, Channel Islands corporate bonds			2,549,336
Luxembourg: 0.43%
Actavis Funding SCS, 1.300%, due 06/15/17[1]		90,000	89,828
ArcelorMittal, 9.500%, due 02/15/15		655,000	686,932
Enel Finance International SA, 6.000%, due 10/07/39[1]		450,000	512,719
SES, 3.600%, due 04/04/23[1]		125,000	126,396
Total Luxembourg corporate bonds			1,415,875
Mexico: 0.33%
America Movil SAB de CV, 5.000%, due 03/30/20		695,000	771,464
Coca-Cola Femsa SAB de CV, 2.375%, due 11/26/18		300,000	303,120
Total Mexico corporate bonds			1,074,584
Netherlands: 4.33%
ABN Amro Bank NV, 4.875%, due 01/16/19[2]	GBP	350,000	657,788
	Face amount		Value
Achmea BV, 2.500%, due 11/19/20	EUR	850,000	$1,218,434
Allianz Finance II BV, 4.375%, due 02/17/17[3,5]		395,000	567,917
Bharti Airtel International Netherlands BV, 3.375%, due 05/20/21[1]		100,000	140,307
4.000%, due 12/10/18		495,000	726,165
British American Tobacco Holdings The Netherlands BV, 2.375%, due 01/19/23[2]		550,000	779,491
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[2]		540,000	769,426
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 1.700%, due 03/19/18[4]		$830,000	832,686
Deutsche Telekom International Finance BV, 4.000%, due 01/19/15	EUR	580,000	809,989
6.500%, due 04/08/22	GBP	170,000	349,614
E.ON International Finance BV, 5.875%, due 10/30/37		50,000	100,278
EDP Finance BV, 3.250%, due 03/16/15[2]	EUR	300,000	416,336
Heineken NV, 2.125%, due 08/04/20[2]		545,000	779,813
Iberdrola International BV, 4.500%, due 09/21/17		200,000	305,039
Koninklijke KPN NV, 6.500%, due 01/15/16		550,000	820,368
LYB International Finance BV, 5.250%, due 07/15/43		$255,000	279,248
Nomura Europe Finance NV, 1.875%, due 05/29/18[2]	EUR	500,000	698,142
Portugal Telecom International Finance BV, 4.625%, due 05/08/20		100,000	150,913
Repsol International Finance BV, 4.250%, due 02/12/16[2]		400,000	578,726
4.375%, due 02/20/18[2]		300,000	459,103
Royal Bank of Scotland NV, 0.931%, due 03/09/15[3]		$400,000	398,488
Siemens Financieringsmaatschappij NV, 5.125%, due 02/20/17	EUR	320,000	489,935
6.125%, due 09/14/66[3]	GBP	260,000	478,336
SPP Infrastructure Financing BV, 3.750%, due 07/18/20[2]	EUR	205,000	300,510
TenneT Holding BV, 6.655%, due 06/01/17[3,5]		250,000	383,839

22

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
Volkswagen International Finance NV, 2.125%, due 01/19/15[2]	EUR	470,000	$649,760
Total Netherlands corporate bonds			14,140,651
Norway: 0.36%
DNB Bank ASA, 3.200%, due 04/03/17[1]		$450,000	473,499
Statoil ASA, 3.125%, due 08/17/17		370,000	391,602
4.800%, due 11/08/43		295,000	325,229
Total Norway corporate bonds			1,190,330
Portugal: 0.14%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18	EUR	300,000	445,106
Qatar: 0.11%
Qtel International Finance Ltd., 3.875%, due 01/31/28[1]		$400,000	373,500
South Korea: 0.10%
GS Caltex Corp., 5.500%, due 04/24/17[2]		300,000	326,221
Spain: 0.96%
Banco de Sabadell SA, 3.375%, due 01/23/18	EUR	200,000	295,036
BBVA Senior Finance SAU, 3.250%, due 03/21/16		100,000	142,641
BBVA US Senior SAU, 4.664%, due 10/09/15		$460,000	480,936
Santander International Debt SAU, 1.375%, due 03/25/17	EUR	800,000	1,106,362
Telefonica Emisiones SAU, 4.710%, due 01/20/20[2]		700,000	1,115,533
Total Spain corporate bonds			3,140,508
Sweden: 0.63%
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]		$700,000	799,757
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		890,000	921,785
Vattenfall AB, 6.750%, due 01/31/19	EUR	200,000	343,511
Total Sweden corporate bonds			2,065,053
	Face amount		Value
United Kingdom: 7.36%
Abbey National Treasury Services PLC, 1.750%, due 01/15/18[2]	EUR	540,000	$758,092
4.000%, due 03/13/24		$470,000	485,017
Anglian Water Services Financing PLC, 4.500%, due 02/22/26[2]	GBP	200,000	341,674
Aon PLC, 2.875%, due 05/14/26	EUR	155,000	217,507
Arqiva Financing PLC, 4.040%, due 06/30/20[2]	GBP	525,000	915,730
4.882%, due 12/31/32[2]		250,000	441,982
Aviva PLC, 4.729%, due 11/28/14[3,5]	EUR	445,000	612,988
Barclays Bank PLC, 2.250%, due 05/10/17[1]		$660,000	680,321
5.750%, due 08/17/21[2]	GBP	255,000	499,760
6.625%, due 03/30/22[2]	EUR	250,000	426,584
BG Energy Capital PLC, 5.125%, due 12/07/17[2]	GBP	220,000	413,843
BP Capital Markets PLC, 1.375%, due 05/10/18		$410,000	406,184
2.750%, due 05/10/23		210,000	201,723
British Telecommunications PLC, 8.500%, due 12/07/16[2]	GBP	350,000	690,638
BUPA Finance PLC, 6.125%, due 09/16/20[3,5]		250,000	455,874
Centrica PLC, 5.375%, due 10/16/43[1]		$200,000	210,508
Diageo Capital PLC, 3.875%, due 04/29/43		285,000	264,206
EE Finance PLC, 4.375%, due 03/28/19[2]	GBP	345,000	618,585
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		$470,000	475,365
HSBC Holdings PLC, 5.100%, due 04/05/21		855,000	971,518
6.500%, due 09/15/37		1,125,000	1,387,187
Imperial Tobacco Finance PLC, 2.050%, due 02/11/18[1]		620,000	623,663
9.000%, due 02/17/22[2]	GBP	90,000	205,616
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[2,3]		535,000	925,890
Lloyds Bank PLC, 1.127%, due 07/11/16[3]	EUR	260,000	354,861
7.500%, due 04/15/24	GBP	340,000	754,409
11.875%, due 12/16/21[2,3]	EUR	245,000	416,948
Lloyds Banking Group PLC, 5.875%, due 07/08/14		230,000	315,248

23

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
National Express Group PLC, 6.250%, due 01/13/17	GBP	200,000	$373,234
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27[2]		330,000	561,776
Northern Gas Networks Finance PLC, 5.875%, due 07/08/19		225,000	436,011
Royal Bank of Scotland PLC, 5.375%, due 09/30/19[2]	EUR	215,000	351,789
6.934%, due 04/09/18		260,000	412,080
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[3,5]	GBP	172,000	303,192
Scottish Widows PLC, 5.500%, due 06/16/23		300,000	534,447
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]		$930,000	875,418
Sinopec Group Overseas Development 2013 Ltd., 2.625%, due 10/17/20[2]	EUR	200,000	285,068
SSE PLC, 2.000%, due 06/17/20		250,000	354,378
Standard Chartered PLC, 4.000%, due 07/12/22[2,3]		$950,000	981,616
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[2]	GBP	247,795	462,685
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		400,000	733,972
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[2]		650,000	1,196,958
6.750%, due 12/17/36[3]		50,000	97,430
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[2]		200,000	395,706
WPP PLC, 6.625%, due 05/12/16[2]	EUR	405,000	615,402
Total United Kingdom corporate bonds			24,043,083
United States: 21.98%
21st Century Fox America, Inc., 6.200%, due 12/15/34		$685,000	838,582
ABB Finance USA, Inc., 2.875%, due 05/08/22		415,000	412,076
AbbVie, Inc., 2.900%, due 11/06/22		510,000	493,188
4.400%, due 11/06/42		305,000	296,095
Aetna, Inc., 2.200%, due 03/15/19		125,000	125,329
4.750%, due 03/15/44		85,000	89,358
	Face amount		Value
Alltel Corp., 7.875%, due 07/01/32		$415,000	$575,093
Altria Group, Inc., 4.250%, due 08/09/42		1,170,000	1,090,071
American Express Credit Corp., 1.300%, due 07/29/16		275,000	277,287
American International Group, Inc., 3.375%, due 08/15/20		545,000	566,328
American Tower Corp., 3.400%, due 02/15/19		160,000	167,385
Anadarko Petroleum Corp., 6.375%, due 09/15/17		975,000	1,122,556
Apache Corp., 4.750%, due 04/15/43		705,000	738,828
AT&T, Inc., 2.500%, due 03/15/23	EUR	310,000	442,804
5.550%, due 08/15/41		$540,000	605,476
Bank of America Corp., 1.875%, due 01/10/19	EUR	1,375,000	1,931,364
5.875%, due 02/07/42		$285,000	338,463
Bank of New York Mellon Corp., 1.350%, due 03/06/18		1,065,000	1,055,156
BB&T Corp., 1.600%, due 08/15/17		280,000	282,558
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18		245,000	242,893
Boston Scientific Corp., 6.000%, due 01/15/20		540,000	627,752
Burlington Northern Santa Fe LLC, 3.450%, due 09/15/21		715,000	742,971
5.400%, due 06/01/41		290,000	332,972
Capital One Financial Corp., 1.000%, due 11/06/15		795,000	797,180
Caterpillar, Inc., 4.750%, due 05/15/64		330,000	343,932
CF Industries, Inc., 5.150%, due 03/15/34		385,000	410,160
Chevron Corp., 2.355%, due 12/05/22		225,000	216,285
2.427%, due 06/24/20		215,000	218,166
Cisco Systems, Inc., 2.900%, due 03/04/21		135,000	137,072
Citigroup, Inc., 0.843%, due 05/31/17[3]	EUR	565,000	762,050
5.500%, due 02/15/17		$425,000	467,399
6.000%, due 08/15/17		1,230,000	1,392,204
Coca-Cola Co., 1.800%, due 09/01/16		525,000	537,329
Comcast Corp., 4.750%, due 03/01/44		135,000	142,784
ConocoPhillips, 4.600%, due 01/15/15		525,000	536,723

24

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
DIRECTV Holdings LLC, 5.000%, due 03/01/21		$840,000	$937,710
Duke Energy Corp., 3.050%, due 08/15/22		510,000	507,954
Enable Midstream Partners LP, 2.400%, due 05/15/19[1]		155,000	155,143
Energy Transfer Partners LP, 6.050%, due 06/01/41		540,000	613,349
Enterprise Products Operating LLC, 4.850%, due 03/15/44		410,000	423,019
5.200%, due 09/01/20		285,000	325,377
ERAC USA Finance LLC, 5.625%, due 03/15/42[1]		400,000	452,486
Express Scripts Holding Co., 2.250%, due 06/15/19		430,000	428,202
Exxon Mobil Corp., 0.921%, due 03/15/17		70,000	70,073
1.819%, due 03/15/19		400,000	402,822
Five Corners Funding Trust, 4.419%, due 11/15/23[1]		490,000	516,623
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		1,170,000	1,220,602
Freeport-McMoRan Copper & Gold, Inc., 3.100%, due 03/15/20		350,000	353,461
3.875%, due 03/15/23[4]		385,000	383,828
General Electric Capital Corp., 1.000%, due 12/11/15		765,000	770,880
4.375%, due 09/16/20		525,000	579,822
Series A, 6.750%, due 03/15/32		1,200,000	1,582,991
General Electric Co., 4.125%, due 10/09/42		245,000	241,974
Georgia Power Co., 0.750%, due 08/10/15		375,000	376,055
5.400%, due 06/01/40		380,000	441,324
Gilead Sciences, Inc., 2.050%, due 04/01/19		300,000	300,201
4.800%, due 04/01/44		320,000	337,663
Glencore Funding LLC, 2.500%, due 01/15/19[1]		425,000	423,918
3.125%, due 04/29/19[1]		330,000	336,534
Goldman Sachs Group, Inc., 3.250%, due 02/01/23[2]	EUR	640,000	943,936
4.375%, due 03/16/17[2]		900,000	1,343,486
Hartford Financial Services Group, Inc., 4.300%, due 04/15/43		$265,000	255,247
Hewlett-Packard Co., 2.625%, due 12/09/14		1,045,000	1,055,393
	Face amount		Value
Illinois Tool Works, Inc., 3.000%, due 05/19/34	EUR	215,000	$299,664
International Business Machines Corp., 3.375%, due 08/01/23		$525,000	531,104
Johnson Controls, Inc., 3.625%, due 07/02/24		210,000	210,925
4.950%, due 07/02/64		155,000	157,018
JPMorgan Chase & Co., 1.800%, due 01/25/18		475,000	477,296
3.200%, due 01/25/23		2,460,000	2,442,472
Juniper Networks, Inc., 4.500%, due 03/15/24		330,000	345,137
Kellogg Co., 1.875%, due 11/17/16		385,000	392,571
Kinder Morgan Energy Partners LP, 3.500%, due 03/01/21		95,000	96,337
5.000%, due 03/01/43		565,000	560,731
Kraft Foods Group, Inc., 5.000%, due 06/04/42		415,000	443,675
Laboratory Corp. of America Holdings, 2.500%, due 11/01/18		220,000	224,174
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]		530,000	549,328
Lincoln National Corp., 4.200%, due 03/15/22		680,000	725,291
Lorillard Tobacco Co., 6.875%, due 05/01/20		110,000	130,719
McKesson Corp., 4.883%, due 03/15/44		135,000	141,771
Medtronic, Inc., 4.625%, due 03/15/44		130,000	136,539
Merck & Co., Inc., 6.550%, due 09/15/37		305,000	407,285
MetLife, Inc., 4.875%, due 11/13/43		580,000	627,177
Metropolitan Life Global Funding I, 2.375%, due 09/30/19[2]	EUR	630,000	913,201
Microsoft Corp., 2.625%, due 05/02/33		400,000	547,631
3.500%, due 11/15/42		$395,000	351,825
Mondelez International, Inc., 2.375%, due 01/26/21	EUR	730,000	1,041,164
5.375%, due 02/10/20		$414,000	475,893
Monongahela Power Co., 5.400%, due 12/15/43[1]		220,000	251,746
Monsanto Co., 4.200%, due 07/15/34		375,000	378,478
Morgan Stanley, 2.125%, due 04/25/18		1,155,000	1,167,688
2.375%, due 03/31/21	EUR	280,000	396,030

25

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
2.500%, due 01/24/19		$475,000	$480,320
6.375%, due 07/24/42		220,000	279,145
Mosaic Co., 5.450%, due 11/15/33		250,000	280,134
Motorola Solutions, Inc., 6.000%, due 11/15/17		310,000	351,992
Mylan, Inc., 2.600%, due 06/24/18		130,000	132,046
Navient Corp., 6.250%, due 01/25/16		650,000	690,625
NBCUniversal Media LLC, 4.375%, due 04/01/21		825,000	910,406
5.150%, due 04/30/20		620,000	711,477
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		246,000	337,504
PacifiCorp, 6.000%, due 01/15/39		475,000	600,050
Petroleos Mexicanos, 5.500%, due 02/24/25[2]	EUR	295,000	492,823
Philip Morris International, Inc., 1.750%, due 03/19/20		450,000	631,639
PNC Funding Corp., 2.700%, due 09/19/16		$375,000	389,418
PPL Capital Funding, Inc., 4.700%, due 06/01/43		255,000	261,534
QVC, Inc., 4.375%, due 03/15/23		250,000	253,950
Republic Services, Inc., 5.250%, due 11/15/21		875,000	997,029
Reynolds American, Inc., 6.750%, due 06/15/17		610,000	700,323
SABMiller Holdings, Inc., 1.875%, due 01/20/20[2]	EUR	500,000	709,234
Sempra Energy, 6.000%, due 10/15/39		$415,000	514,950
Southwestern Electric Power Co., 6.200%, due 03/15/40		555,000	694,878
SunTrust Banks, Inc., 1.350%, due 02/15/17		815,000	818,523
2.350%, due 11/01/18		320,000	324,092
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[1]		360,000	346,769
Thermo Fisher Scientific, Inc., 4.150%, due 02/01/24		80,000	83,660
5.300%, due 02/01/44		80,000	88,793
Time Warner Cable, Inc., 5.000%, due 02/01/20		990,000	1,109,403
Travelers Cos., Inc., 4.600%, due 08/01/43		100,000	105,468
	Face amount		Value
Union Pacific Corp., 4.750%, due 12/15/43		$95,000	$103,205
United Airlines Pass Through Trust, 4.000%, due 04/11/26		310,000	314,263
US Bancorp, 1.650%, due 05/15/17		515,000	522,863
Valero Energy Corp., 6.625%, due 06/15/37		515,000	639,906
Verizon Communications, Inc., 2.500%, due 09/15/16		790,000	814,287
2.550%, due 06/17/19		215,000	218,108
3.250%, due 02/17/26	EUR	130,000	193,304
4.500%, due 09/15/20		$410,000	450,997
4.750%, due 02/17/34	GBP	100,000	176,564
6.550%, due 09/15/43[4]		$980,000	1,233,272
Viacom, Inc., 2.500%, due 09/01/18		95,000	97,099
Virginia Electric and Power Co., Series A, 6.000%, due 05/15/37		265,000	335,576
Wachovia Corp., 5.750%, due 02/01/18		1,330,000	1,522,577
Waste Management, Inc., 6.125%, due 11/30/39		320,000	401,081
WEA Finance LLC, 5.750%, due 09/02/15[1]		350,000	378,486
WellPoint, Inc. 5.100%, due 01/15/44		200,000	217,780
Williams Partners LP, 4.300%, due 03/04/24		155,000	161,649
WM Wrigley Jr Co., 2.000%, due 10/20/17[1]		80,000	81,174
Xcel Energy, Inc., 4.700%, due 05/15/20		240,000	268,101
4.800%, due 09/15/41		230,000	247,561
Yum! Brands, Inc., 5.350%, due 11/01/43		460,000	503,849
Total United States corporate bonds			71,736,699
Virgin Islands, British: 0.07%
CNPC General Capital Ltd., 3.400%, due 04/16/23[1]		250,000	240,656
Total corporate bonds (cost $156,907,060)			164,847,868
Collateralized debt obligation: 0.00%[6]
Cayman Islands: 0.00%[6]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[7] (cost $8,109,177)		8,000,000	8,000

26

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Concluded)
Mortgage & agency debt security: 0.02%
United States: 0.02%
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.768%, due 04/25/35[3] (cost $88,408)		$721,901	$52,455
Non-US government obligations: 12.32%
Australia: 5.87%
Government of Australia, 4.250%, due 07/21/17	AUD	6,482,000	6,387,923
4.500%, due 04/15/20		6,376,000	6,450,482
4.750%, due 06/15/16		6,440,000	6,327,647
			19,166,052
Italy: 6.45%
Buoni Poliennali Del Tesoro,
4.750%, due 09/01/44[1,2]	EUR	6,230,000	9,725,384
5.000%, due 09/01/40		7,000,000	11,334,093
			21,059,477
Total Non-US government obligations (cost $39,392,579)			40,225,529
Supranational bonds: 0.54%
Asian Development Bank, 1.000%, due 12/15/15		250,000	428,466
European Investment Bank, 3.000%, due 12/07/15		275,000	484,361
Inter-American Development Bank, 0.625%, due 12/15/15		275,000	468,508
International Finance Corp., 0.625%, due 12/15/15		225,000	383,417
Total supranational bonds (cost $1,617,103)			1,764,752
Total bonds (cost $206,114,327)			206,898,604
Short-term investments: 25.42%
US government obligations: 20.65%
US Treasury Bills 0.037%, due 01/08/15[4,8]		$33,800,000	33,792,395
0.040%, due 11/13/14[8]		33,626,000	33,619,678
Total US government obligations (cost $67,414,231)			67,412,073
	Shares	Value
Investment company: 4.77%
UBS Cash Management Prime Relationship Fund[9] (cost $15,567,483)	15,567,483	$15,567,483
Total short-term investments (cost $82,981,714)		82,979,556
	Number of contracts
Options purchased: 0.60%
Call options: 0.41%
EURO STOXX Index, strike @ EUR 3,500, expires December 2014	737	285,596
FTSE 100 Index, strike @ GBP 7,000, expires December 2014	286	359,754
S&P 500 Index, strike @ USD 1,950, expires September 2014	170	697,000
		1,342,350
Put options: 0.19%
EURO STOXX Index, strike @ EUR 3,200, expires July 2014	1,097	399,565
EURO STOXX Index, strike @ EUR 2,700, expires December 2014	560	174,832
NIKKEI 225 Index, strike @ JPY 10,000, expires December 2014	235	44,075
		618,472

27

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

	Notional amount	Value
Options purchased on credit default swaps on credit indices:[7] 0.00%[6]
Expiring 09/17/14. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 22 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: DB	$2,100,000	$2,501
Expiring 09/17/14. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 22 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: GSI	2,180,000	1,912
		4,413
Total options purchased (cost $2,694,644)		1,965,235
	Shares	Value
Investment of cash collateral from securities loaned: 0.25%
UBS Private Money Market Fund LLC[8] (cost $816,590)	816,590	$816,590
Total investments: 89.64% (cost $292,607,275)		292,659,985
Cash and other assets, less liabilities: 10.36%		33,812,162
Net assets: 100.00%		$326,472,147

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $292,439,931; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,552,993
Gross unrealized depreciation	(9,332,939)
Net unrealized appreciation of investments	$220,054

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 63. Portfolio footnotes begin on page 33.

28

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	CAD	11,220,000	USD	10,244,751	09/11/14	$(251,437)
CIBC	CHF	18,095,000	USD	20,217,561	09/11/14	(199,810)
DB	USD	11,809,415	JPY	1,211,000,000	09/11/14	150,838
DB	USD	6,434,561	MXN	84,000,000	09/11/14	8,172
DB	USD	6,087,053	PLN	18,635,000	09/11/14	21,336
HSBC	EUR	55,370,000	USD	75,447,381	09/11/14	(391,349)
JPMCB	AUD	1,735,000	USD	1,615,072	09/11/14	(12,517)
JPMCB	USD	13,619,925	PHP	598,800,000	09/11/14	79,281
MSCI	PLN	18,635,000	EUR	4,516,163	09/11/14	77,274
SSB	AUD	35,145,000	USD	32,372,762	09/11/14	(596,457)
SSB	GBP	9,040,000	USD	15,136,938	09/11/14	(324,983)
SSB	NZD	37,970,000	USD	31,685,206	09/11/14	(1,334,200)
Net unrealized depreciation on forward foreign currency contracts						$(2,773,852)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 56 contracts (USD)	September 2014	$8,306,444	$8,396,500	$90,056
US Treasury futures sell contracts:
US Ultra Bond, 6 contracts (USD)	September 2014	(904,305)	(899,625)	4,680
2 Year US Treasury Notes, 143 contracts (USD)	September 2014	(31,412,887)	(31,401,906)	10,981
5 Year US Treasury Notes, 261 contracts (USD)	September 2014	(31,201,701)	(31,179,305)	22,396
10 Year US Treasury Notes, 784 contracts (USD)	September 2014	(97,739,483)	(98,134,750)	(395,267)
Index futures buy contracts:
E-mini Industrial, 308 contracts (USD)	September 2014	16,670,038	16,613,520	(56,518)
EURO STOXX 50 Index, 622 contracts (EUR)	September 2014	27,813,305	27,527,092	(286,213)
FTSE 100 Index, 57 contracts (GBP)	September 2014	6,517,862	6,546,567	28,705
FTSE China A50 Index, 3,878 contracts (USD)	July 2014	25,614,688	25,769,310	154,622
FTSE MIB Index, 22 contracts (EUR)	September 2014	3,248,949	3,208,722	(40,227)
S&P 500 Index, 50 contracts (USD)	September 2014	24,227,442	24,405,001	177,559
S&P Toronto Stock Exchange 60 Index, 65 contracts (CAD)	September 2014	10,321,128	10,522,563	201,435
TOPIX Index, 128 contracts (JPY)	September 2014	15,677,459	15,951,828	274,369
Index futures sell contracts:
E-mini Consumer Staples, 378 contracts (USD)	September 2014	(16,781,877)	(16,851,240)	(69,363)
Hong Kong Hang Seng Index, 258 contracts (HKD)	July 2014	(17,101,157)	(17,047,094)	54,063
SPI 200 Index, 74 contracts (AUD)	September 2014	(9,320,179)	(9,339,825)	(19,646)

29

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

Futures contracts (Concluded)

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 627 contracts (AUD)	September 2014	$64,373,860	$64,727,123	$353,263
Canadian Government 10 Year Bond, 12 contracts (CAD)	September 2014	1,515,440	1,529,225	13,785
Euro-Bobl, 16 contracts (EUR)	September 2014	2,789,928	2,807,174	17,246
Euro-Bund, 12 contracts (EUR)	September 2014	2,379,616	2,415,610	35,994
Euro-OAT, 135 contracts (EUR)	September 2014	25,475,047	25,977,744	502,697
Long Gilt, 13 contracts (GBP)	September 2014	2,445,425	2,445,522	97
Interest rate futures sell contracts:
Euro-Bund, 75 contracts (EUR)	September 2014	(14,888,806)	(15,097,560)	(208,754)
Japanese Government 10 Year Bond, 18 contracts (JPY)	September 2014	(25,775,098)	(25,879,275)	(104,177)
Long Gilt, 10 contracts (GBP)	September 2014	(1,879,889)	(1,881,171)	(1,282)
Net unrealized appreciation on futures contracts				$760,501

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[10]	Payments received by the Fund[10]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
DB	EUR	32,600,000	11/01/21	2.698%	6 month EURIBOR	$—	$(5,974,990)	$(5,974,990)
GSI	EUR	31,200,000	06/21/21	6 month EURIBOR	3.325%	—	6,799,865	6,799,865
						$—	$824,875	$824,875

Credit default swaps on corporate issues—buy protection11

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments made by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Next PLC bond, 5.375%, due 10/26/21	EUR	300,000	03/20/18	1.000%	$(2,400)	$(10,533)	$(12,933)
CSFB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	1,460,000	03/20/19	1.000	54,640	(54,418)	222
GSI	Gas Natural Capital Markets SA bond, 4.500%, due 01/27/20	EUR	605,000	09/20/18	1.000	(32,940)	(14,884)	(47,824)
GSI	Iberdrola Finanzas SAU bond, 3.500%, due 06/22/15	EUR	605,000	09/20/18	1.000	(32,940)	(14,913)	(47,853)
GSI	Solvay SA bond, 4.625%, due 06/27/18	EUR	590,000	09/20/18	1.000	(6,637)	(18,544)	(25,181)
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	585,000	03/20/18	1.000	9,084	(22,467)	(13,383)
JPMCB	Holcim Ltd. bond, 4.375%, due 12/09/14	EUR	610,000	06/20/18	1.000	(12,141)	(15,163)	(27,304)
JPMCB	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	300,000	09/20/18	1.000	319	(10,279)	(9,960)
JPMCB	Enel SpA bond, 5.250%, 06/20/17	EUR	620,000	03/20/19	1.000	(8,574)	(11,568)	(20,142)
						$(31,589)	$(172,769)	$(204,358)

30

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

Credit default swaps on corporate issues—sell protection13

Counterparty	Referenced obligation[12]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[14]
CITI	Glencore International AG bond, 6.500%, 02/27/19	EUR	355,000	06/20/19	1.000%	$22,238	$(9,431)	$12,807	1.800%
JPMCB	Standard Chartered Bank PLC bond, 0.782%, due 10/15/14	EUR	300,000	09/20/18	1.000	7,489	5,393	12,882	1.080
JPMCB	Lanxess AG bond, 4.125%, due 05/23/18	EUR	595,000	06/20/19	1.000	8,660	3,107	11,767	1.300
JPMCB	Portugal Telecom International Finance B.V. bond, 4.375%, due 3/24/17	EUR	445,000	09/20/19	5.000	(87,191)	74,035	(13,156)	1.570
						$(48,804)	$73,104	$24,300

Centrally cleared credit default swaps on credit indices—buy protection11

Referenced index[12]	Notional amount		Termination date	Payments made by the Fund[10]	Value	Unrealized depreciation
CDX.NA.IG.Series 20 Index	USD	65,700,000	06/20/19	1.000%	$(1,322,567)	$(241,335)
iTraxx Europe Series 21	EUR	5,860,000	06/20/19	1.000	(150,103)	(47,792)
					$(1,472,670)	$(289,127)

Centrally cleared credit default swaps on credit indices—sell protection13

Referenced index[12]	Notional amount		Termination date	Payments received by the Fund[10]	Value	Unrealized appreciation	Credit spread[14]
CDX.NA.HY.Series 22 Index	USD	32,571,000	06/20/19	5.000%	$2,870,330	$573,410	3.230%
CDX.EM.Series 21 Index	USD	23,960,000	06/20/19	5.000	2,880,178	246,931	2.370
					$5,750,508	$820,341

Options written

Put option	Expiration date	Premiums received	Value
NIKKEI 225 Index, 235 contracts, strike @ JPY 13,000.00	December 2014	$1,122,533	$(336,361)

31

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

Written options activity for the year ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	—	$—
Options written	1,300	2,619,438
Options terminated in closing purchase transactions	(1,065)	(1,496,905)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2014	235	$1,122,533

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$164,847,868	$—	$164,847,868
Collateralized debt obligation	—	—	8,000	8,000
Mortgage & agency debt security	—	52,455	—	52,455
Non-US government obligations	—	40,225,529	—	40,225,529
Supranational bonds	—	1,764,752	—	1,764,752
Short-term investments	—	82,979,556	—	82,979,556
Options purchased	1,960,822	4,413	—	1,965,235
Investment of cash collateral from securities loaned	—	816,590	—	816,590
Forward foreign currency contracts	—	336,901	—	336,901
Futures contracts	1,941,948	—	—	1,941,948
Swap agreements	—	12,632,908	—	12,632,908
Total	$3,902,770	$303,660,972	$8,000	$307,571,742
Liabilities
Forward foreign currency contracts	$—	$(3,110,753)	$—	$(3,110,753)
Futures contracts	(1,181,447)	—	—	(1,181,447)
Options written	(336,361)	—	—	(336,361)
Swap agreements	—	(7,629,860)	—	(7,629,860)
Total	$(1,517,808)	$(10,740,613)	$—	$(12,258,421)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

32

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

	Collateralized debt obligation	Total
Assets
Beginning balance	$8,000	$8,000
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	(3,774)	(3,774)
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	3,774	3,774
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$8,000	$8,000

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2014 was $3,774.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $27,169,620 or 8.32% of net assets.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of these securities amounted to $46,366,157 or 14.20% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2014 and changes periodically.

4  Security, or portion thereof, was on loan at June 30, 2014.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Amount represents less than 0.005%.

7  Illiquid investment as of June 30, 2014.

8  Rate shown is the discount rate at the date of purchase.

9  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$124,331,234	$247,631,487	$356,395,238	$15,567,483	$20,300
UBS Private Money Market Fund LLC[a]	851,700	12,073,433	12,108,543	816,590	64
	$125,182,934	$259,704,920	$368,503,781	$16,384,073	$20,364

a  The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

10  Payments made or received are based on the notional amount.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

33

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2014

12  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.
34

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS Global Allocation Fund (the "Fund") returned 14.20% (Class A shares returned 7.91% after the deduction of the maximum sales charge), while Class Y shares returned 14.56%. The Fund's benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (hedged in USD) (the "Index"), returned 15.50% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned 22.95%, the Citigroup World Government Bond Index (hedged in USD) returned 4.81%, the Russell 3000 Index returned 25.22%, the MSCI World Free Index (net) returned 24.05% and the Citigroup World Government Bond Index returned 6.85% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 37; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period but lagged the benchmark. Positive performance was primarily due to our market allocation strategy and security selection.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the use of currency forwards had a direct negative impact on Fund performance. We used a variety of futures and forwards to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the period.

Portfolio performance summary1

What worked

•  The Fund's positioning in fixed income contributed to performance.

  – The Fund maintained an underweight to fixed income during the period which, overall, was beneficial, as bonds underperformed during the period.

  – The Fund held a tactically short-duration position relative to the benchmark, particularly in US fixed income, which added to performance.

•  The Fund's positioning in the equity market was positive for performance.

  – The Fund's overweight to global equities added to performance, as this was the best-performing asset class over the period.

•  Overall, the Fund's security selection was beneficial to results.

  – The Fund's selection in US large cap equities contributed positively during the period.

•  Overall, the Fund's positioning among risk assets was positive for performance during the reporting period.

  – We tactically adjusted the Fund's allocation to equities during the reporting period. We began the 12-month period with a net equity exposure of 64%. While net equity exposure fluctuated during the period, the Fund

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

35

UBS Global Allocation Fund

maintained an overweight to equities relative to the benchmark throughout the period. The Fund ended the period with a net equity exposure of 68%, inclusive of futures.

  – The Fund began the reporting period with a 20% allocation to fixed income and a cash exposure of 16%. As the reporting period progressed, we redeployed some of the Fund's cash into equity markets. At the end of the 12 month period, the Fund's fixed income allocation was 20% and its cash position had fallen to 12%.

What didn't work

•  A bias toward non-US equities versus US equities detracted from results

  – The Fund's preference for international developed equities—largely in Europe—over US equities was not rewarded, as US equities outperformed non-US equities during the period.

•  Certain of the Fund's fixed income exposures detracted from results.

  – The Fund's overweight position in Australian government bonds relative to the benchmark detracted from performance.

•  Overall, the Fund's currency strategy detracted from performance.

  – The Fund's short position in the New Zealand dollar was the greatest detractor from performance during the period.

  – The Fund's long position in the Japanese yen detracted from performance over the period.

  – The Fund's short position in the Swiss franc was negative for performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

36

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	14.20%	10.37%	5.11%
Class C2	13.31	9.52	4.30
Class Y3	14.56	10.70	5.40
After deducting maximum sales charge
Class A1	7.91%	9.12%	4.52%
Class C2	12.31	9.52	4.30
MSCI All Country World Index (net)[4,10]	22.95%	14.28%	7.46%
Citigroup World Government Bond Index (hedged in USD)[5,10]	4.81	3.86	4.59
Russell 3000 Index[6,10]	25.22	19.33	8.23
MSCI World Free Index (net)[7,10]	24.05	14.99	7.25
Citigroup World Government Bond Index[8,10]	6.85	3.60	4.82
60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (hedged in USD)[9]	15.50	10.34	6.71

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—1.36% and 1.36%; Class C—2.14% and 2.14%; Class Y—1.06% and 1.06%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 28, 2014, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup World Government Bond Index (hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (hedged in USD) is a unmanaged blended index compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

10  Effective on January 31, 2014, the MSCI All Country World Index (net) and Citigroup World Government Bond Index (hedged in USD) replaced the Russell 3000 Index, MSCI World Free Index (net) and Citigroup World Government Bond Index as the Fund's primary benchmark indices because they better represent the Fund's portfolio composition and intended risk profile.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

37

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class Y shares versus the MSCI All Country World Index (net), Citigroup World Government Bond Index (hedged in USD), Russell 3000 Index, MSCI World Free Index (net), Citigroup World Government Bond Index and the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (hedged in USD) over the 10 years ended June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

38

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
Novartis AG	0.9%
Apple, Inc.	0.8
Nestle SA	0.8
Banco Santander SA	0.6
Imperial Tobacco Group PLC	0.6
Bayer AG	0.6
Shire PLC	0.6
Check Point Software Technologies Ltd.	0.6
Royal Bank of Canada	0.5
BP PLC	0.5
Total	6.5%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2014

Percentage of net assets
United States	20.2%
United Kingdom	6.7
Japan	5.7
Germany	3.7
Switzerland	2.7
Total	39.0%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
US Treasury Notes, 0.750%, due 12/31/17	0.9%
Bundesrepublik Deutschland, 3.250%, due 07/04/21	0.8
Kingdom of Sweden, 5.000%, due 12/01/20	0.7
US Treasury Notes, 2.500%, due 04/30/15	0.6
Bundesrepublik Deutschland, 3.000%, due 07/04/20	0.6
Bundesobligation, 1.250%, due 10/14/16	0.5
US Treasury Bonds, 8.000%, due 11/15/21	0.5
US Treasury Notes, 3.125%, due 04/30/17	0.4
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21	0.4
Republic of Ireland, 5.400%, due 03/13/25	0.4
Total	5.8%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures might be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States: 23.5%, United Kingdom: 7.1%, Japan: 5.7%, Germany: 3.7%, and Switzerland: 2.7%

39

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Common stocks
Aerospace & defense	0.32%
Airlines	0.71
Auto components	0.11
Automobiles	1.49
Banks	4.25
Beverages	0.66
Biotechnology	0.95
Building products	0.15
Capital markets	0.82
Chemicals	1.44
Commercial services & supplies	0.05
Communications equipment	0.03
Construction & engineering	0.05
Construction materials	0.49
Consumer finance	0.21
Diversified financial services	0.87
Diversified telecommunication services	0.55
Electric utilities	0.41
Electrical equipment	0.47
Electronic equipment, instruments & components	0.56
Energy equipment & services	1.20
Food & staples retailing	0.69
Food products	1.56
Health care equipment & supplies	0.23
Health care providers & services	0.35
Hotels, restaurants & leisure	0.53
Household durables	0.43
Industrial conglomerates	0.90
Insurance	3.10
Internet & catalog retail	0.63
Internet software & services	0.69
IT services	0.41
Life sciences tools & services	0.14
Machinery	0.87
Marine	0.33
Media	1.60
Metals & mining	1.30
Multiline retail	0.23
Multi-utilities	0.26
Oil, gas & consumable fuels	2.50%
Paper & forest products	0.16
Personal products	0.49
Pharmaceuticals	3.64
Real estate investment trust (REIT)	0.67
Real estate management & development	0.34
Road & rail	0.48
Semiconductors & semiconductor equipment	1.40
Software	1.49
Specialty retail	0.59
Technology hardware, storage & peripherals	0.99
Textiles, apparel & luxury goods	0.62
Tobacco	0.88
Trading companies & distributors	0.48
Wireless telecommunication services	0.85
Total common stocks	45.62%
Bonds
Mortgage & agency debt securities	0.13
US government obligations	3.47
Non-US government obligations	7.35
Total bonds	10.95%
Investment companies
iShares JP Morgan USD Emerging Markets Bond ETF	4.58
UBS Emerging Markets Equity Relationship Fund	6.30
UBS Global Corporate Bond Relationship Fund	2.40
UBS High Yield Relationship Fund	3.02
Total investment companies	16.30%
Warrants	0.07
Short-term investment	25.32
Investment of cash collateral from securities loaned	3.74
Total investments	102.00%
Liabilities, in excess of cash and other assets	(2.00)
Net assets	100.00%
1  Figures represent the direct investments of UBS Global Allocation Fund. Figures might be different if a breakdown of the underlying investment companies was included.

40

UBS Global Allocation Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks: 45.62%
Australia: 0.24%
Scentre Group*	171,548	$517,636
Westfield Corp.	137,679	928,244
Total Australia common stocks		1,445,880
Brazil: 0.18%
AMBEV SA ADR	10,000	70,400
BRF SA	7,700	186,097
Cia Brasileira de Distribuicao ADR	4,000	185,320
Cielo SA	25,000	514,822
Cosan Ltd., Class A	11,200	151,872
Total Brazil common stocks		1,108,511
Canada: 1.83%
Canadian Oil Sands Ltd.	114,900	2,603,704
Canadian Pacific Railway Ltd.[1]	2,525	457,378
Lightstream Resources Ltd.	147,375	1,127,014
Royal Bank of Canada	45,400	3,245,501
Suncor Energy, Inc.	66,200	2,822,829
Teck Resources Ltd., Class B	42,600	972,528
Total Canada common stocks		11,228,954
China: 1.36%
AIA Group Ltd.	576,117	2,895,303
Airtac International Group	4,000	43,070
Baidu, Inc. ADR*	1,120	209,227
Brilliance China Automotive Holdings Ltd.	88,000	165,091
China Cinda Asset Management Co., Ltd., H Shares*	767,000	381,006
China Railway Group Ltd., H Shares	303,000	148,169
CIMC Enric Holdings Ltd.	62,000	81,596
Coolpad Group Ltd.	336,000	92,775
Ctrip.com International Ltd. ADR*	4,840	309,954
Industrial & Commercial Bank of China Ltd., H Shares	400,000	252,890
Jardine Matheson Holdings Ltd.	34,400	2,039,944
Ping An Insurance Group Co. of China Ltd., H Shares	30,500	236,117
Qihoo 360 Technology Co., Ltd. ADR*	5,830	536,593
Tencent Holdings Ltd.	33,500	510,903
Youku Tudou, Inc. ADR*	8,700	207,582
ZTE Corp., H Shares	98,600	194,391
Total China common stocks		8,304,611
Denmark: 0.33%
A.P. Moller - Maersk A/S, Class B	822	2,042,602
Finland: 0.42%
Sampo Oyj, Class A	51,266	2,593,836
	Shares	Value
France: 1.24%
Carrefour SA	79,573	$2,935,364
Peugeot SA*	154,072	2,277,430
Schneider Electric SE	25,586	2,408,650
Total France common stocks		7,621,444
Germany: 1.67%
Aixtron SE*	76,425	1,106,137
Bayer AG	25,764	3,638,992
E.ON SE	78,179	1,614,322
HeidelbergCement AG	19,996	1,706,628
ThyssenKrupp AG*	74,217	2,163,604
Total Germany common stocks		10,229,683
India: 0.14%
Dr Reddy's Laboratories Ltd. ADR	10,000	431,500
HDFC Bank Ltd. ADR	1,400	65,548
ICICI Bank Ltd. ADR*	4,000	199,600
Tata Motors Ltd. ADR	4,700	183,582
Total India common stocks		880,230
Indonesia: 0.12%
Alam Sutera Realty Tbk PT	1,937,100	72,223
Ciputra Development Tbk PT	991,700	77,378
Lippo Karawaci Tbk PT	1,095,700	88,728
Media Nusantara Citra Tbk PT	233,500	54,362
Summarecon Agung Tbk PT*	401,200	38,411
Surya Citra Media Tbk PT	304,100	91,961
Surya Semesta Internusa Tbk PT	972,000	56,164
Telekomunikasi Indonesia Persero Tbk PT	808,200	168,048
Wijaya Karya Persero Tbk PT	598,800	111,880
Total Indonesia common stocks		759,155
Ireland: 1.21%
Bank of Ireland*	4,115,019	1,391,201
Mallinckrodt PLC*[1]	6,500	520,130
Ryanair Holdings PLC ADR*	36,600	2,042,280
Shire PLC	43,937	3,436,356
Total Ireland common stocks		7,389,967
Israel: 0.76%
Check Point Software Technologies Ltd.*[1]	50,400	3,378,312
Mellanox Technologies Ltd.*	22,600	787,836
Teva Pharmaceutical Industries Ltd. ADR	9,516	498,829
Total Israel common stocks		4,664,977

41

UBS Global Allocation Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Continued)
Italy: 0.41%
Intesa Sanpaolo SpA	343,464	$1,061,009
Mediolanum SpA	187,601	1,446,246
Total Italy common stocks		2,507,255
Japan: 5.65%
Astellas Pharma, Inc.	176,600	2,320,266
Fuji Heavy Industries Ltd.	57,600	1,594,867
Hino Motors Ltd.	108,500	1,494,077
Hitachi Ltd.	226,000	1,655,318
ITOCHU Corp.	124,600	1,600,164
Japan Airlines Co., Ltd.	36,900	2,039,781
KDDI Corp.	49,300	3,007,006
Mitsubishi UFJ Financial Group, Inc.	451,900	2,770,149
ORIX Corp.	187,100	3,100,942
Panasonic Corp.	217,100	2,644,503
Shin-Etsu Chemical Co., Ltd.	33,300	2,024,198
Shiseido Co., Ltd.	127,300	2,320,943
Sumitomo Realty & Development Co., Ltd.	40,000	1,716,401
THK Co., Ltd.	86,200	2,031,939
Tokio Marine Holdings, Inc.	51,600	1,697,164
Toyota Motor Corp.	43,400	2,606,442
Total Japan common stocks		34,624,160
Luxembourg: 0.03%
Ternium SA ADR	6,200	173,166
Macau: 0.04%
Sands China Ltd.	33,200	250,808
Malaysia: 0.10%
Axiata Group Bhd	100,600	218,369
Malayan Banking Bhd	58,400	178,783
SapuraKencana Petroleum Bhd*	149,800	204,336
Total Malaysia common stocks		601,488
Mexico: 0.35%
Alfa SAB de CV, Class A	132,000	365,369
Alsea SAB de CV*	96,000	345,344
Cemex SAB de CV ADR*[1]	36,598	484,192
Grupo Financiero Banorte SAB de CV, Class O	52,000	371,918
Grupo Televisa SAB ADR	16,800	576,408
Total Mexico common stocks		2,143,231
Netherlands: 0.81%
Koninklijke DSM NV	30,668	2,233,645
NXP Semiconductor NV*	11,300	747,834
Wolters Kluwer NV	67,449	1,996,778
Total Netherlands common stocks		4,978,257
	Shares	Value
Norway: 0.39%
Telenor ASA	105,755	$2,408,597
Peru: 0.03%
Credicorp Ltd.	1,160	180,345
Philippines: 0.18%
Alliance Global Group, Inc.	553,000	368,667
Metropolitan Bank & Trust Co.	141,705	283,734
SM Investments Corp.	23,051	430,919
Total Philippines common stocks		1,083,320
Russia: 0.01%
Magnit OJSC GDR[2]	1,298	76,582
South Africa: 0.23%
Aspen Pharmacare Holdings Ltd.	15,558	437,248
Life Healthcare Group Holdings Ltd.	23,182	90,439
Naspers Ltd., Class N	4,124	485,496
Nedbank Group Ltd.	8,154	175,708
Standard Bank Group Ltd.	14,571	198,664
Total South Africa common stocks		1,387,555
South Korea: 0.45%
Amorepacific Corp.	168	253,046
CJ Korea Express Co., Ltd.*	1,307	155,657
CJ O Shopping Co., Ltd.	208	75,117
Hankook Tire Co., Ltd.	3,178	189,712
Hyundai Motor Co.	1,554	352,484
Hyundai Wia Corp.	1,035	200,494
LG Chem Ltd.	604	176,699
NAVER Corp.	107	88,303
Samsung Electronics Co., Ltd.	242	316,193
Shinhan Financial Group Co., Ltd.	4,040	187,066
SK Hynix, Inc.*	16,170	775,898
Total South Korea common stocks		2,770,669
Spain: 1.31%
Acciona SA	13,098	1,171,520
Banco Santander SA	351,962	3,677,214
Bankia SA*	778,806	1,510,050
Mediaset Espana Comunicacion SA*	140,536	1,639,169
Total Spain common stocks		7,997,953
Sweden: 0.15%
Lundin Petroleum AB*	44,451	899,458
Switzerland: 2.70%
ACE Ltd.	7,600	788,120
Credit Suisse Group AG*	69,042	1,974,408
Glencore PLC*	357,557	1,992,116
Nestle SA	60,540	4,690,007

42

UBS Global Allocation Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Continued)
Switzerland—(Concluded)
Novartis AG	58,177	$5,267,944
Zurich Insurance Group AG*	5,971	1,799,784
Total Switzerland common stocks		16,512,379
Taiwan: 0.40%
Ginko International Co., Ltd.	14,000	242,414
Hiwin Technologies Corp.	22,000	271,518
Largan Precision Co., Ltd.	9,000	717,396
MediaTek, Inc.	24,000	405,921
President Chain Store Corp.	21,000	168,096
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	19,300	412,827
TPK Holding Co., Ltd.	24,000	239,534
Total Taiwan common stocks		2,457,706
Thailand: 0.03%
Jasmine International PCL	146,100	37,363
Kasikornbank PCL NVDR	15,700	98,684
Land and Houses PCL NVDR	203,800	61,853
Total Thailand common stocks		197,900
Turkey: 0.11%
Turk Hava Yollari	81,766	250,477
Turkiye Halk Bankasi AS	57,420	430,935
Total Turkey common stocks		681,412
United Kingdom: 6.10%
Aon PLC	9,400	846,846
Ashtead Group PLC	91,458	1,369,561
Associated British Foods PLC	39,414	2,056,646
AstraZeneca PLC	28,779	2,137,800
Aviva PLC	264,438	2,310,315
Barclays PLC	514,645	1,874,265
BP PLC	362,779	3,196,808
Burberry Group PLC	53,262	1,351,793
Imperial Tobacco Group PLC	80,878	3,640,304
Kingfisher PLC	270,819	1,663,892
Lloyds Banking Group PLC*	1,673,728	2,126,830
London Stock Exchange Group PLC	52,434	1,800,992
Noble Corp. PLC	24,700	828,932
Premier Oil PLC	229,558	1,311,778
Prudential PLC	83,800	1,923,199
Rio Tinto PLC	49,477	2,632,120
SABMiller PLC	36,338	2,106,958
Sage Group PLC	353,068	2,320,888
Vodafone Group PLC	570,765	1,904,774
Total United Kingdom common stocks		37,404,701
	Shares	Value
United States: 16.64%
Acorda Therapeutics, Inc.*	26,200	$883,202
Adobe Systems, Inc.*	5,300	383,508
Air Products & Chemicals, Inc.	5,800	745,996
Alexion Pharmaceuticals, Inc.*	3,500	546,875
Allergan, Inc.	4,100	693,802
Alnylam Pharmaceuticals, Inc.*	10,200	644,334
Altera Corp.	13,700	476,212
Amazon.com, Inc.*	8,645	2,807,723
American Express Co.	5,100	483,837
AMETEK, Inc.	8,500	444,380
Apple, Inc.	55,235	5,132,989
Applied Materials, Inc.	42,200	951,610
Baker Hughes, Inc.	27,200	2,025,040
Baxter International, Inc.	6,900	498,870
Best Buy Co., Inc.	28,100	871,381
Biogen Idec, Inc.*	2,125	670,034
Bio-Rad Laboratories, Inc., Class A*	3,000	359,130
Bluebird Bio, Inc.*	3,900	150,423
BorgWarner, Inc.	4,700	306,393
Broadcom Corp., Class A	23,000	853,760
Capital One Financial Corp.	9,700	801,220
Catamaran Corp.*	9,600	423,936
Citigroup, Inc.	40,520	1,908,492
Comcast Corp., Class A	25,300	1,358,104
Concho Resources, Inc.*	2,700	390,150
Cooper Cos., Inc.	2,000	271,060
Crown Castle International Corp.	6,000	445,560
Cummins, Inc.	2,100	324,009
Danaher Corp.	29,100	2,291,043
Digital Realty Trust, Inc.[1]	23,500	1,370,520
Eli Lilly & Co.	15,200	944,984
Envision Healthcare Holdings, Inc.*	13,600	488,376
EOG Resources, Inc.	9,400	1,098,484
Epizyme, Inc.*[1]	3,600	112,032
Estee Lauder Cos., Inc., Class A	5,800	430,708
Exxon Mobil Corp.	6,500	654,420
Facebook, Inc., Class A*	12,100	814,209
Ford Motor Co.	57,300	987,852
Freescale Semiconductor Ltd.*	32,100	754,350
General Dynamics Corp.	5,000	582,750
General Motors Co.	26,200	951,060
Gilead Sciences, Inc.*	20,900	1,732,819
Google, Inc., Class A*	1,495	874,082
Google, Inc., Class C*	1,115	641,437
Hain Celestial Group, Inc.*	4,050	359,397
Halliburton Co.	37,900	2,691,279
Hertz Global Holdings, Inc.*	50,000	1,401,500
Home Depot, Inc.	10,000	809,600
Hospira, Inc.*	28,000	1,438,360
Illinois Tool Works, Inc.	12,570	1,100,629
Impax Laboratories, Inc.*	17,700	530,823

43

UBS Global Allocation Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Intercontinental Exchange, Inc.	2,400	$453,360
International Paper Co.	19,800	999,306
Intuitive Surgical, Inc.*	940	387,092
Invesco Ltd.	19,900	751,225
Jabil Circuit, Inc.	39,100	817,190
JC Penney Co., Inc.*[1]	44,000	398,200
JPMorgan Chase & Co.	34,400	1,982,128
Kellogg Co.	6,800	446,760
Laboratory Corp. of America Holdings*	4,600	471,040
Las Vegas Sands Corp.	9,700	739,334
Lexicon Pharmaceuticals, Inc.*	270,900	436,149
Lincoln National Corp.	25,100	1,291,144
LinkedIn Corp., Class A*	1,900	325,793
LyondellBasell Industries NV, Class A	3,800	371,070
MacroGenics, Inc.*	3,000	65,190
Macy's, Inc.	17,200	997,944
Martin Marietta Materials, Inc.	6,330	835,876
MasterCard, Inc., Class A	9,050	664,903
McDermott International, Inc.*[1]	94,400	763,696
MetLife, Inc.	20,800	1,155,648
Michael Kors Holdings Ltd.*	4,600	407,790
Micron Technology, Inc.*	29,900	985,205
Mondelez International, Inc., Class A	47,900	1,801,519
Monsanto Co.	11,100	1,384,614
Monster Beverage Corp.*	4,300	305,429
Morgan Stanley	59,500	1,923,635
NetApp, Inc.	23,500	858,220
NextEra Energy, Inc.	13,300	1,362,984
NII Holdings, Inc.*[1]	170,100	93,555
NIKE, Inc., Class B	8,900	690,195
Norfolk Southern Corp.	9,100	937,573
Owens Corning	23,500	908,980
Pacific DataVision, Inc.*[3]	34,500	733,125
PDC Energy, Inc.*	16,400	1,035,660
PepsiCo, Inc.	17,500	1,563,450
Philip Morris International, Inc.	20,700	1,745,217
Praxair, Inc.	11,200	1,487,808
Precision Castparts Corp.	2,950	744,580
Priceline.com, Inc.*	555	667,665
Ralph Lauren Corp.	8,300	1,333,727
Regeneron Pharmaceuticals, Inc.*	2,100	593,187
Rite Aid Corp.*	53,000	380,010
salesforce.com, Inc.*	12,600	731,808
Schlumberger Ltd.	7,100	837,445
ServiceNow, Inc.*	7,600	470,896
ServiceSource International, Inc.*[1]	96,400	559,120
Sherwin-Williams Co.	1,800	372,438
Simon Property Group, Inc.	4,900	814,772
Starbucks Corp.	8,200	634,516
Symantec Corp.	61,300	1,403,770
Thermo Fisher Scientific, Inc.	4,400	519,200
	Shares	Value
Time Warner Cable, Inc.	2,000	$294,600
Time Warner, Inc.	12,800	899,200
TJX Cos., Inc.	5,600	297,640
United Technologies Corp.	5,600	646,520
UnitedHealth Group, Inc.	8,200	670,350
US Bancorp	27,700	1,199,964
Viacom, Inc., Class B	12,700	1,101,471
Visa, Inc., Class A	3,600	758,556
VMware, Inc., Class A*	4,800	464,688
Walgreen Co.	6,500	481,845
Walt Disney Co.	15,400	1,320,396
Washington Prime Group, Inc.*	2,450	45,913
Waste Management, Inc.	6,300	281,799
Wells Fargo & Co.	12,300	646,488
Yum! Brands, Inc.	15,800	1,282,960
Total United States common stocks		101,946,275
Total common stocks (cost $230,252,159)		279,553,067
	Face amount
Bonds: 10.95%
Mortgage & agency debt securities: 0.13%
United States: 0.13%
Federal Home Loan Mortgage Corp. Gold Pools,[4] #G00194, 7.500%, due 02/01/24	$25,603	28,425
Government National Mortgage Association,Series 2001-35, Class AZ, 6.500%, due 08/20/31	663,404	750,448
Total mortgage & agency debt securities (cost $962,252)		778,873
US government obligations: 3.47%
US Treasury Bonds, 2.750%, due 08/15/42	555,000	496,378
2.750%, due 11/15/42	1,305,000	1,164,916
3.625%, due 08/15/43	250,000	264,063
3.750%, due 11/15/43	500,000	540,000
5.375%, due 02/15/31	650,000	853,430
6.250%, due 08/15/23	800,000	1,055,250
8.000%, due 11/15/21	2,110,000	2,955,154
US Treasury Notes, 0.125%, due 12/31/14	1,505,000	1,505,294
0.750%, due 12/31/17	5,420,000	5,351,404
1.625%, due 11/15/22[1]	835,000	789,140
2.500%, due 04/30/15	3,775,000	3,850,353
3.125%, due 04/30/17	2,300,000	2,448,782
Total US government obligations (cost $20,977,451)		21,274,164

44

UBS Global Allocation Fund

Portfolio of investments

June 30, 2014

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations: 7.35%
Australia: 0.77%
Government of Australia, 4.500%, due 04/21/33	AUD	2,360,000	$2,355,368
6.250%, due 04/15/15		2,410,000	2,339,480
			4,694,848
Belgium: 0.37%
Kingdom of Belgium, 1.250%, due 06/22/18[2]	EUR	1,620,000	2,294,353
Finland: 0.37%
Government of Finland, 4.375%, due 07/04/19[2,3]		1,382,000	2,253,543
France: 0.30%
Government of France, 3.750%, due 04/25/21		1,120,000	1,817,663
Germany: 1.98%
Bundesobligation, 1.250%, due 10/14/16		2,290,000	3,223,026
Bundesrepublik Deutschland, 3.000%, due 07/04/20		2,310,000	3,629,005
3.250%, due 07/04/21		2,965,000	4,768,400
4.000%, due 01/04/37		290,000	529,136
			12,149,567
Ireland: 0.39%
Republic of Ireland, 5.400%, due 03/13/25		1,380,000	2,394,166
Italy: 0.74%
Buoni Poliennali Del Tesoro, 2.100%, due 09/15/21[2,5]		1,634,882	2,405,064
2.552%, due 09/15/41[5]		697,210	973,046
4.250%, due 02/01/19[2]		750,000	1,162,199
			4,540,309
Netherlands: 0.37%
Kingdom of the Netherlands, 1.250%, due 01/15/18[2,3]		1,610,000	2,282,200
Spain: 0.76%
Kingdom of Spain, 3.300%, due 07/30/16		930,000	1,345,526
3.750%, due 10/31/18		920,000	1,395,331
4.200%, due 01/31/37		650,000	959,113
4.800%, due 01/31/24		590,000	955,346
			4,655,316
	Face amount		Value
Sweden: 0.73%
Kingdom of Sweden, 5.000%, due 12/01/20	SEK	24,180,000	$4,445,120
United Kingdom: 0.57%
UK Gilts, 2.000%, due 01/22/16	GBP	1,350,000	2,350,706
4.750%, due 12/07/38[2]		555,000	1,171,840
			3,522,546
Total Non-US government obligations (cost $42,543,760)			45,049,631
Total bonds (cost $64,483,463)			67,102,668
	Shares
Investment companies: 16.30%
iShares JP Morgan USD Emerging Markets Bond ETF[1]		243,100	28,022,137
UBS Emerging Markets Equity Relationship Fund*[6]		1,027,066	38,619,219
UBS Global Corporate Bond Relationship Fund*[6]		1,123,387	14,705,474
UBS High Yield Relationship Fund*[6]		527,968	18,510,237
Total investment companies (cost $92,433,306)			99,857,067
	Number of warrants
Warrants: 0.07%
France: 0.04%
Peugeot SA, strike @ $6.43000, expires 04/29/17*		98,485	215,903
Russia: 0.03%
Sberbank of Russia, strike @ $0.00001, expires 10/14/15*		84,680	210,609
Total warrants (cost $257,771)			426,512
	Shares
Short-term investment: 25.32%
Investment companies: 25.32%
UBS Cash Management Prime Relationship Fund[6] (cost $155,168,975)		155,168,975	155,168,975

45

UBS Global Allocation Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Investment of cash collateral from securities loaned : 3.74%
UBS Private Money Market Fund LLC[6] (cost $22,940,033)	22,940,033	$22,940,033
Total investments: 102.00% (cost $565,535,707)		625,048,322
Liabilities, in excess of cash and other assets: (2.00)%		(12,257,856)
Net assets: 100.00%		$612,790,466

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $577,075,577; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$54,015,655
Gross unrealized depreciation	(6,042,910)
Net unrealized appreciation of investments	$47,972,745

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 63. Portfolio footnotes begin on page 48.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	21,630,000	USD	29,457,464	09/04/14	$(167,755)
BB	USD	20,405,377	JPY	2,077,800,000	09/04/14	114,658
CIBC	AUD	19,325,000	USD	17,739,770	09/04/14	(397,682)
CIBC	CAD	11,310,000	USD	10,396,539	09/04/14	(185,667)
DB	CHF	33,160,000	USD	36,965,857	09/04/14	(447,591)
DB	NOK	84,540,000	USD	14,151,758	09/04/14	403,357
GSI	NZD	71,650,000	USD	60,349,362	09/04/14	(2,000,582)
GSI	SEK	81,994,147	NOK	73,630,000	09/04/14	(289,098)
HSBC	GBP	1,835,000	USD	3,125,189	09/04/14	(13,575)
HSBC	USD	10,582,449	MXN	137,110,000	09/04/14	(61,293)
HSBC	USD	12,971,412	PLN	39,845,000	09/04/14	94,669
HSBC	USD	11,410,856	SEK	75,800,000	09/04/14	(74,019)
JPMCB	GBP	1,145,000	USD	1,919,005	09/04/14	(39,515)
JPMCB	IDR	51,519,500,000	USD	4,380,537	09/04/14	87,984
JPMCB	ILS	13,560,000	USD	3,886,946	09/04/14	(63,044)
JPMCB	INR	213,760,000	USD	3,570,999	09/04/14	71,862
JPMCB	RUB	99,409,826	USD	2,815,744	09/04/14	(65,442)
JPMCB	THB	118,700,000	USD	3,612,075	09/04/14	(34,310)
JPMCB	TWD	94,800,000	USD	3,154,322	09/04/14	(23,037)
JPMCB	USD	26,511,633	PHP	1,164,550,000	09/04/14	133,796
JPMCB	USD	3,873,901	SGD	4,865,000	09/04/14	27,850
MSCI	PLN	35,511,859	EUR	8,610,000	09/04/14	147,418
SSB	JPY	353,100,000	USD	3,445,349	09/04/14	(41,813)
Net unrealized depreciation on forward foreign currency contracts						$(2,822,829)

46

UBS Global Allocation Fund

Portfolio of investments

June 30, 2014

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 125 contracts (USD)	September 2014	$18,503,593	$18,742,188	$238,595
US Treasury futures sell contracts:
2 Year US Treasury Notes, 276 contracts (USD)	September 2014	(60,629,069)	(60,607,875)	21,194
10 Year US Treasury Notes, 457 contracts (USD)	September 2014	(56,873,294)	(57,203,547)	(330,253)
Index futures buy contracts:
Amsterdam Exchange Index, 81 contracts (EUR)	July 2014	9,197,457	9,166,984	(30,473)
DAX Index, 37 contracts (EUR)	September 2014	12,644,891	12,488,067	(156,824)
E-mini S&P 500 Index, 387 contracts (USD)	September 2014	37,329,923	37,778,940	449,017
FTSE 100 Index, 172 contracts (GBP)	September 2014	19,761,226	19,754,553	(6,673)
Hong Kong Hang Seng Index, 190 contracts (HKD)	July 2014	12,409,834	12,554,062	144,228
S&P Toronto Stock Exchange 60 Index, 182 contracts (CAD)	September 2014	29,123,923	29,463,174	339,251
TOPIX Index, 243 contracts (JPY)	September 2014	29,485,123	30,283,550	798,427
Index futures sell contracts:
E-mini NASDAQ 100 Index, 110 contracts (USD)	September 2014	(8,299,016)	(8,449,100)	(150,084)
Mini MSCI Emerging Markets Index, 267 contracts (USD)	September 2014	(13,847,154)	(13,893,345)	(46,191)
SPI 200 Index, 201 contracts (AUD)	September 2014	(25,310,906)	(25,368,985)	(58,079)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 760 contracts (AUD)	September 2014	78,028,921	78,457,119	428,198
Euro-BTP, 75 contracts (EUR)	September 2014	12,668,648	12,958,370	289,722
Euro-OAT, 101 contracts (EUR)	September 2014	19,059,109	19,435,201	376,092
Long Gilt, 103 contracts (GBP)	September 2014	19,375,289	19,376,060	771
Interest rate futures sell contracts:
Japanese Government 10 Year Bond, 22 contracts (JPY)	September 2014	(31,502,898)	(31,630,225)	(127,327)
Net unrealized appreciation on futures contracts				$2,179,591

Options written

Written options activity for the year ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	133	$1,119,052
Options written	—	—
Options terminated in closing purchase transactions	(133)	(1,119,052)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2014	—	$—

47

UBS Global Allocation Fund

Portfolio of investments

June 30, 2014

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$278,819,942	$733,125	$—	$279,553,067
Mortgage & agency debt securities	—	778,873	—	778,873
US government obligations	—	21,274,164	—	21,274,164
Non-US government obligations	—	45,049,631	—	45,049,631
Investment companies	28,022,137	71,834,930	—	99,857,067
Warrants	215,903	210,609	—	426,512
Short-term investment	—	155,168,975	—	155,168,975
Investment of cash collateral from securities loaned	—	22,940,033	—	22,940,033
Forward foreign currency contracts	—	1,081,594	—	1,081,594
Futures contracts	3,085,495	—	—	3,085,495
Total	$310,143,477	$319,071,934	$—	$629,215,411
Liabilities
Forward foreign currency contracts	$—	$(3,904,423)	$—	$(3,904,423)
Futures contracts	(905,904)	—	—	(905,904)
Total	$(905,904)	$(3,904,423)	$—	$(4,810,327)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2014.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of these securities amounted to $11,645,781 or 1.90% of net assets.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $5,268,868 or 0.86% of net assets.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

48

UBS Global Allocation Fund

Portfolio of investments

June 30, 2014

6  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Net realized gain during the year ended 06/30/14	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$177,549,105	$196,677,948	$219,058,078	$—	$—	$155,168,975	$144,900
UBS Private Money Market Fund LLC[a]	22,183,419	230,981,304	230,224,690	—	—	22,940,033	2,040
UBS Emerging Markets Equity Relationship Fund	51,518,582	—	16,500,000	8,527,534	(4,926,897)	38,619,219	—
UBS Global Corporate Bond Relationship Fund	—	13,625,000	—	—	1,080,474	14,705,474	—
UBS High Yield Relationship Fund	36,525,431	10,726,000	33,700,000	8,046,238	(3,087,432)	18,510,237	—
	$287,776,537	$452,010,252	$499,482,768	$16,573,772	$(6,933,855)	$249,943,938	$146,940

a  The Advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
49

UBS Multi-Asset Income Fund

Portfolio performance

For the 12 months ended June 30, 2014, Class A shares of UBS Multi-Asset Income Fund (the "Fund") gained 8.94% (Class A shares returned 4.06% after the deduction of the maximum sales charge), while Class Y shares rose 9.32%. For comparison purposes, the Barclays US Corporate Investment Grade Index (the "Index"), returned 7.73% during the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 52; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The portfolio was managed in accordance with our low to moderate risk profile for the Fund. We continued to place a strong emphasis on minimizing interest rate risk and protecting capital during the review period. If this is considered within the context of the Fund's goal of providing a monthly income payout of between 3% and 6% per year, the Fund was positioned at the lower end of its payout range.1 For the 12 months ended June 30, 2014, the Fund's yield was 3.32% and 3.56%% for Class A and Class Y shares, respectively. We believe this was an attractive level of income, given the relatively low interest rate environment.

During the reporting period, we used derivatives, including writing covered calls2, to increase cash flow and reduce the risk profile of the Fund's allocation to international equities. We also utilized derivatives, including currency forwards, to hedge our exposures to international currency risk, as well as Treasury futures to manage duration and the Fund's yield curve positioning. In summary, while our derivatives exposure was limited in the portfolio, our ability to increase cash flow and manage unwanted risks relating to currency and duration positively contributed to the Fund's ability to meet our low-to-moderate risk targets.

Portfolio performance summary3

What worked

The Fund's corporate bond exposure was beneficial for performance

  – The Fund's high yield corporate bond allocation represented the largest portion of the Fund's portfolio, as well as the largest contributor to its performance. The sector was supported by accelerating economic growth, generally solid corporate fundamentals, low defaults and overall robust investor demand.

1  While there is no guarantee that the Fund will achieve its target payout, UBS Multi-Asset Income Fund seeks a target payout of 3%-6% per year, based on the current interest rate environment. UBS Global Asset Management (Americas) Inc., the Fund's Advisor, does not represent or guarantee that the Fund will meet this target payout.

In an attempt to achieve its target payout, the Fund will actively allocate among traditional and nontraditional asset classes. The allocation of investments across each asset class will vary over time and will be driven by:

• Valuation based on the Advisor's 30-year fundamental value philosophy;

• Economic factors, including the current and projected interest rate environment and credit conditions; and

• A focus on diversification and risk management to meet the Fund's payout objective while minimizing volatility.

The Fund seeks to achieve its target payout by investing primarily in a combination of equities, fixed income securities, third party ETFs, TIPS, listed exchange options, and other derivative securities. The Fund will also engage in derivative strategies, most notably, call overwriting, and purchase currencies in accordance with its target asset allocation. The strategies that the Fund will employ include a combination of active and passive investment strategies; however, the Fund may invest directly in equity and fixed income securities, and cash equivalents, including money market securities, futures, and currency contracts. In addition, the Fund will engage in covered call option writing to enhance returns and for risk management purposes. Covered calls against equity ETFs will be written to generate premiums that typically would be classified as short-term capital gains and can potentially contribute to enhancing the overall payout of the Fund. Currency forwards could also be used to potentially enhance income using positive carry strategies whereby higher-yielding currencies are bought in exchange for lower-yielding currencies.

2  Call overwriting involves selling options while already owning the underlying security. As the seller of a call option, we believe that the price of the security will not rise. If the stock price rises, then we can sell the security and receive the call option premium, but our upside is capped. If the stock price falls, then the call option is worthless; we would still receive the call option premium, but the underlying position would fall in price.

3  For a detailed commentary on the market environment in general during the reporting period, see page 3.

50

UBS Multi-Asset Income Fund

  – Our exposure to investment grade corporate bonds contributed to performance as credit spreads continued to compress as investors bid up high credit quality debt securities seeking yield and stability in the current market environment.

•  The Fund's allocation to global dividend paying stocks, including emerging market equities, was beneficial for its performance.

  – The Fund maintained on average an estimated 20% allocation to global dividend paying stocks during the reporting period. While these stocks experienced periods of volatility as interest rates fluctuated, they generated strong results overall. They were also a strong contributor to both yield and total returns.

•  The Fund's exposures to global infrastructure stocks enhanced the Fund's yield.

  – The Fund had approximately 5% of its assets in global infrastructure stocks during the reporting period. We emphasized securities with roughly 5.5%-6.0% yields, delivered through the combination of secure, long-term and operational contracts with intrinsic inflation protection, which provided an attractive prospect for yield-seeking investors.

•  Asset allocation strategies were beneficial for the Fund.

  – The Fund's tactical asset allocation strategy was rewarded, as it helped the Fund to outperform its benchmark, as well as achieve its risk-managed income target during the reporting period.

  – The Fund's standard deviation, a measure of market volatility, was in line with its low to moderate volatility range.

What didn't work

•  Certain hedging instruments detracted from results. Given the market's overall positive performance during the reporting period, certain hedging instruments used in emerging markets, as well as duration overlay strategies that were used to manage the Fund's overall risk, were a modest drag on performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2014. The views and opinions in the letter were current as of August 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

51

UBS Multi-Asset Income Fund

Average annual total returns for periods ended 06/30/14 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	8.94%	6.12%
Class C3	8.26	5.39
Class Y4	9.32	6.43
After deducting maximum sales charge
Class A2	4.06%	3.91%
Class C3	7.51	5.39
Barclays US Corporate Investment Grade Index[5]	7.73%	4.85%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2013 prospectuses were as follows: Class A—2.10% and 1.29%; Class C—2.86% and 2.04%; Class Y—1.84% and 1.04%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2014, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Multi-Asset Income Fund and the index is April 25, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Barclays US Corporate Investment Grade Index is a sub-index of the Barclays US Credit Index, and includes USD-denominated securities publicly issued by US and non-US industrial, utility, and financial issuers that meet the specified maturity, liquidity and quality requirements. Investors should note that the indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

52

UBS Multi-Asset Income Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Multi-Asset Income Fund Class A and Class Y shares versus the Barclays US Corporate Investment Grade Index from April 25, 2012, which is the inception date of the two classes, through June 30, 2014. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

53

UBS Multi-Asset Income Fund

Top ten equity holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
John Laing Infrastructure Fund Ltd.	1.6%
Simon Property Group, Inc.	0.3
Sumitomo Realty & Development Co., Ltd.	0.2
Unibail-Rodamco SE	0.2
Mitsui Fudosan Co., Ltd.	0.1
Public Storage	0.1
Equity Residential	0.1
Sun Hung Kai Properties Ltd.	0.1
Prologis, Inc.	0.1
Mitsubishi Estate Co., Ltd.	0.1
Total	2.9%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2014

Percentage of net assets
United States	20.1%
Italy	4.9
United Kingdom	1.9
Japan	0.8
Australia	0.4
Total	28.1%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2014

Percentage of net assets
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29	3.8%
Buoni Poliennali Del Tesoro, 5.000%, due 09/01/40	2.5
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16	2.5
Buoni Poliennali Del Tesoro, 4.750%, due 09/01/44	2.4
US Treasury Inflation Indexed Notes (TIPS), 2.625%, due 07/15/17	1.5
Federal National Mortgage Association REMIC, IO, Series 2013-64, Class LI, 3.000%, due 06/25/33	1.0
Federal Home Loan Mortgage Corp. REMIC, IO, 3.500%, due 10/15/42	1.0
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	0.9
Federal National Mortgage Association REMIC, IO, Series 2013-87, Class IW, 2.500%, due 06/25/28	0.8
Federal National Mortgage Association Pools, 4.000%, TBA	0.8
Total	17.2%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures might be different if a breakdown of the underlying investment companies was included.

54

UBS Multi-Asset Income Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2014

Common stocks
Capital markets	1.56%
Real estate investment trust (REIT)	4.98
Real estate management & development	1.39
Total common stocks	7.93%
Bonds
Mortgage & agency debt securities	9.14
US government obligations	7.75
Non-US government obligations	4.92
Total bonds	21.81%
Investment companies
HICL Infrastructure Co., Ltd.	2.67
iShares iBoxx $ High Yield Corporate Bond ETF	17.16
iShares iBoxx $ Investment Grade Corporate Bond ETF	10.42
iShares JP Morgan USD Emerging Markets Bond ETF	6.16
iShares MSCI EAFE ETF	8.67
iShares Select Dividend Fund	7.40
iShares U.S. Industrials ETF	3.23
SPDR Barclays Short Term High Yield Bond ETF	4.05
WisdomTree Emerging Markets Equity Income Fund	5.33
Total investment companies	65.09%
Rights	0.00[2]
Short-term investments	6.59
Total investments	101.42%
Liabilities, in excess of cash and other assets	(1.42)
Net assets	100.00%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures might be different if a breakdown of the underlying investment companies was included.

2  Amount represents less than 0.005%.

55

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks: 7.93%
Australia: 0.42%
BWP Trust	976	$2,282
CFS Retail Property Trust Group	2,907	5,592
Dexus Property Group	8,370	8,761
Federation Centres Ltd.	2,263	5,314
Goodman Group	2,192	10,438
GPT Group	2,124	7,691
Investa Office Fund	948	3,039
Mirvac Group	4,871	8,199
Scentre Group*	6,839	20,636
Stockland	3,017	11,038
Westfield Corp.	2,412	16,262
Total Australia common stocks		99,252
Austria: 0.01%
CA Immobilien Anlagen AG*	113	2,143
Belgium: 0.02%
Aedifica SA	28	1,917
Cofinimmo	26	3,240
Total Belgium common stocks		5,157
Canada: 0.22%
Allied Properties REIT	102	3,379
Artis REIT	186	2,745
Boardwalk REIT	60	3,670
Calloway REIT	134	3,335
Canadian Apartment Properties REIT	153	3,278
Canadian REIT	105	4,526
Chartwell Retirement Residences	258	2,621
Cominar REIT	174	3,074
Dream Office REIT	137	3,761
Granite Real Estate, Inc.	81	2,998
H&R REIT	347	7,532
Killam Properties, Inc.	156	1,542
RioCan REIT	388	9,930
Total Canada common stocks		52,391
China: 0.37%
Champion REIT	5,000	2,323
Hang Lung Properties Ltd.	3,000	9,251
Henderson Land Development Co., Ltd.	1,966	11,504
Hongkong Land Holdings Ltd.	1,000	6,670
Hysan Development Co., Ltd.	1,030	4,824
Kerry Properties Ltd.	1,000	3,497
Link REIT	3,100	16,679
New World Development Co., Ltd.	6,586	7,495
Sino Land Co., Ltd.	4,317	7,107
Swire Properties Ltd.	1,600	4,676
Wharf Holdings Ltd.	2,000	14,399
Total China common stocks		88,425
	Shares	Value
Finland: 0.02%
Citycon Oyj	638	$2,341
Sponda Oyj	421	2,248
Total Finland common stocks		4,589
France: 0.24%
Fonciere Des Regions	46	4,987
Gecina SA	26	3,792
ICADE	42	4,503
Klepierre	127	6,472
Unibail-Rodamco SE	124	36,072
Total France common stocks		55,826
Germany: 0.09%
Deutsche Annington Immobilien SE	88	2,589
Deutsche Euroshop AG	62	3,065
Deutsche Wohnen AG	377	8,131
LEG Immobilien AG*	69	4,648
TAG Immobilien AG	176	2,147
Total Germany common stocks		20,580
Hong Kong: 0.12%
Sun Hung Kai Properties Ltd.	2,000	27,431
Italy: 0.01%
Beni Stabili SpA	1,612	1,479
Japan: 0.83%
Advance Residence Investment Corp.	2	5,054
Aeon Mall Co., Ltd.	160	4,216
Frontier Real Estate Investment Corp.	1	5,439
GLP J-REIT	3	3,358
Hulic Co., Ltd.	400	5,271
Japan Excellent, Inc.	2	2,657
Japan Prime Realty Investment Corp.	1	3,588
Japan Real Estate Investment Corp.	2	11,648
Japan Retail Fund Investment Corp.	3	6,746
Kenedix Office Investment Corp.	1	5,439
Mitsubishi Estate Co., Ltd.	1,000	24,688
Mitsui Fudosan Co., Ltd.	1,000	33,720
Mori Hills REIT Investment Corp.	2	2,898
Mori Trust Sogo Reit, Inc.	1	1,687
Nippon Accommodations Fund, Inc.	1	3,791
Nippon Building Fund, Inc.	2	11,688
Nippon Prologis REIT, Inc.	2	4,663
Nomura Real Estate Holdings, Inc.	100	1,892
Nomura Real Estate Master Fund, Inc.	3	3,666
Orix JREIT, Inc.	3	4,205
Sumitomo Realty & Development Co., Ltd.	1,000	42,910
Tokyu REIT, Inc.	1	1,395
United Urban Investment Corp.	3	4,842
Total Japan common stocks		195,461

56

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Continued)
Luxembourg: 0.02%
GAGFAH SA*	255	$4,642
Netherlands: 0.05%
Corio NV	95	4,852
Eurocommercial Properties NV CVA	64	3,157
Nieuwe Steen Investments NV	119	750
Wereldhave NV	30	2,789
Total Netherlands common stocks		11,548
New Zealand: 0.01%
Kiwi Income Property Trust	2,220	2,264
Norway: 0.01%
Norwegian Property ASA*	1,146	1,411
Singapore: 0.24%
Ascendas REIT	3,000	5,534
CapitaCommercial Trust	3,000	4,090
CapitaLand Ltd.	3,000	7,699
CapitaMall Trust	3,000	4,752
City Developments Ltd.	1,000	8,204
Global Logistic Properties Ltd.	4,000	8,661
Keppel Land Ltd.	1,000	2,711
Keppel REIT Management Ltd.	3,000	3,080
Mapletree Commercial Trust	2,000	2,197
Mapletree Industrial Trust	2,112	2,422
Mapletree Logistics Trust	3,096	2,893
Suntec REIT	3,000	4,355
Total Singapore common stocks		56,598
Sweden: 0.06%
Castellum AB	206	3,654
Fabege AB	174	2,462
Fastighets AB Balder, Class B*	161	2,181
Kungsleden AB	254	1,910
Wallenstam AB, Class B	150	2,496
Wihlborgs Fastigheter AB	131	2,510
Total Sweden common stocks		15,213
Switzerland: 0.06%
Allreal Holding AG*	18	2,557
PSP Swiss Property AG*	55	5,179
Swiss Prime Site AG*	78	6,465
Total Switzerland common stocks		14,201
United Kingdom: 1.95%
Big Yellow Group PLC	193	1,638
British Land Co., PLC	1,260	15,148
Capital & Counties Properties PLC	755	4,208
Daejan Holdings PLC	16	1,303
	Shares	Value
Derwent London PLC	108	$4,952
Development Securities PLC	443	1,619
F&C Commercial Property Trust Ltd.	1,205	2,471
Grainger PLC	535	1,925
Great Portland Estates PLC	415	4,574
Hammerson PLC	865	8,586
Helical Bar PLC	236	1,414
Intu Properties PLC	694	3,701
John Laing Infrastructure Fund Ltd.	183,528	366,229
Land Securities Group PLC	993	17,606
Londonmetric Property PLC	815	1,884
MedicX Fund Ltd.	1,435	2,044
Picton Property Income Ltd.	1,958	2,044
Primary Health Properties PLC	442	2,596
Quintain Estates & Development PLC*	989	1,498
Schroder REIT	896	801
Segro PLC	859	5,075
Shaftesbury PLC	307	3,447
ST Modwen Properties PLC	256	1,571
Unite Group PLC	265	1,787
Workspace Group PLC	167	1,629
Total United Kingdom common stocks		459,750
United States: 3.17%
Acadia Realty Trust	102	2,865
Agree Realty Corp.	49	1,481
Alexander's, Inc.	8	2,956
Alexandria Real Estate Equities, Inc.	96	7,453
American Assets Trust, Inc.	72	2,488
American Campus Communities, Inc.	138	5,277
American Homes 4 Rent, Class A	166	2,948
American Realty Capital Properties, Inc.	1,167	14,623
Apartment Investment & Management Co., Class A	185	5,970
AvalonBay Communities, Inc.	166	23,604
BioMed Realty Trust, Inc.	263	5,741
Boston Properties, Inc.	194	22,927
Brandywine Realty Trust	222	3,463
Brixmor Property Group, Inc.	94	2,157
Camden Property Trust	111	7,898
CBL & Associates Properties, Inc.	216	4,104
Chambers Street Properties	333	2,677
Chesapeake Lodging Trust	79	2,388
CommonWealth REIT	155	4,080
Corporate Office Properties Trust	111	3,087
Cousins Properties, Inc.	246	3,063
CubeSmart	181	3,316
DCT Industrial Trust, Inc.	462	3,793
DDR Corp.	394	6,946
DiamondRock Hospitality Co.	263	3,372
Digital Realty Trust, Inc.	165	9,623
Douglas Emmett, Inc.	179	5,051

57

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2014

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Duke Realty Corp.	419	$7,609
DuPont Fabros Technology, Inc.	94	2,534
EastGroup Properties, Inc.	51	3,276
Education Realty Trust, Inc.	184	1,976
EPR Properties	81	4,526
Equity Lifestyle Properties, Inc.	102	4,504
Equity Residential	456	28,728
Essex Property Trust, Inc.	80	14,793
Extra Space Storage, Inc.	140	7,455
Federal Realty Investment Trust	88	10,641
FelCor Lodging Trust, Inc.	171	1,797
First Industrial Realty Trust, Inc.	145	2,732
Forest City Enterprises, Inc., Class A*	208	4,133
General Growth Properties, Inc.	639	15,055
Glimcher Realty Trust	210	2,274
Government Properties Income Trust	76	1,930
HCP, Inc.	579	23,959
Health Care REIT, Inc.	372	23,313
Healthcare Realty Trust, Inc.	139	3,533
Highwoods Properties, Inc.	126	5,286
Home Properties, Inc.	78	4,989
Hospitality Properties Trust	195	5,928
Host Hotels & Resorts, Inc.	943	20,755
Hudson Pacific Properties, Inc.	70	1,774
Kilroy Realty Corp.	107	6,664
Kimco Realty Corp.	520	11,950
Kite Realty Group Trust	236	1,449
LaSalle Hotel Properties	133	4,694
Lexington Realty Trust	329	3,622
Liberty Property Trust	196	7,434
LTC Properties, Inc.	58	2,264
Macerich Co.	181	12,082
Mack-Cali Realty Corp.	124	2,664
Medical Properties Trust, Inc.	220	2,913
Mid-America Apartment Communities, Inc.	99	7,232
National Health Investors, Inc.	44	2,753
National Retail Properties, Inc.	155	5,765
New York REIT, Inc.	200	2,212
Omega Healthcare Investors, Inc.	161	5,935
Parkway Properties, Inc.	94	1,941
Pebblebrook Hotel Trust	88	3,253
Pennsylvania REIT	99	1,863
Piedmont Office Realty Trust, Inc., Class A	227	4,299
Post Properties, Inc.	73	3,903
Prologis, Inc.	637	26,174
PS Business Parks, Inc.	40	3,340
Public Storage	183	31,357
Ramco-Gershenson Properties Trust	113	1,878
		Shares	Value
Realty Income Corp.		265	$11,771
Regency Centers Corp.		122	6,793
Retail Properties of America, Inc., Class A		300	4,614
RLJ Lodging Trust		170	4,911
Sabra Health Care REIT, Inc.		62	1,780
Saul Centers, Inc.		64	3,110
Senior Housing Properties Trust		246	5,975
Simon Property Group, Inc.		400	66,512
SL Green Realty Corp.		123	13,457
Sovran Self Storage, Inc.		44	3,399
Spirit Realty Capital, Inc.		481	5,464
Strategic Hotels & Resorts, Inc.*		216	2,529
Sun Communities, Inc.		55	2,741
Sunstone Hotel Investors, Inc.		237	3,538
Tanger Factory Outlet Centers Inc.		124	4,336
Taubman Centers, Inc.		82	6,216
UDR, Inc.		322	9,219
Universal Health Realty Income Trust		56	2,435
Ventas, Inc.		376	24,102
Vornado Realty Trust		214	22,840
Washington Prime Group, Inc.*		200	3,748
Washington REIT		112	2,910
Weingarten Realty Investors		143	4,696
WP Carey, Inc.		108	6,955
Total United States common stocks			748,543
Venezuela: 0.01%
Warehouses De Pauw SCA		26	1,948
Total common stocks (cost $1,662,986)			1,868,852
		Face amount
Bonds: 21.81%
Mortgage & agency debt securities: 9.14%
United States: 9.14%
Federal Home Loan Mortgage Corp. Gold Pools,[1] #Q20860, 3.500%, due 08/01/43		$48,191	49,599
#G05132, 5.000%, due 12/01/38		18,851	20,861
Federal Home Loan Mortgage Corp. REMIC, IO,[1] 3.000%, due 05/15/27		133,505	14,409
3.500%, due 10/15/42		1,047,920	225,818
Federal National Mortgage Association Pools,[1] 3.500%, TBA		125,000	128,672
4.000	%, TBA	175,000	185,719
#AP0495, 3.500%, due 08/01/42		49,260	50,786
58

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2014

	Face amount	Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#AP3839, 3.500%, due 09/01/42	$68,539	$70,746
#FN AW3613, 3.500%, due 06/01/44	125,000	128,873
#AQ4080, 4.000%, due 06/01/43	167,572	178,202
#AS0415, 4.000%, due 09/01/43	70,082	74,481
#AE5471, 4.500%, due 10/01/40	73,829	80,009
Federal National Mortgage Association REMIC, IO,[1] Series 2013-87, Class IW, 2.500%, due 06/25/28	1,835,224	196,222
Series 2013-64, Class LI, 3.000%, due 06/25/33	1,466,213	244,880
Government National Mortgage Association Pools, #G2 779424, 4.000%, due 06/20/42	61,697	66,143
Government National Mortgage Association, IO, Series 2013-22, Class IO, 3.000%, due 02/20/43	952,424	206,927
Series 2012-26, Class GI, 3.500%, due 02/20/27	791,027	90,573
Series 2012-16, Class AI, 3.500%, due 10/20/38	1,059,093	143,141
Total mortgage & agency debt securities (cost $2,130,194)		2,156,061
US government obligations: 7.75%
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29[2]	425,000	895,972
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16[2]	460,000	579,280
2.625%, due 07/15/17[2]	275,000	352,137
Total US government obligations (cost $1,814,579)		1,827,389
	Face amount		Value
Non-US government obligation: 4.92%
Italy: 4.92%
Buoni Poliennali Del Tesoro, 4.750%, due 09/01/44[3,4]	EUR	370,000	$577,591
5.000%, due 09/01/40		360,000	582,896
Total Non-US government obligations (cost $1,156,288)			1,160,487
Total bonds (cost $5,101,061)			5,143,937
	Shares
Investment companies: 65.09%
HICL Infrastructure Co., Ltd.		262,943	629,551
iShares iBoxx $ High Yield Corporate Bond ETF		42,496	4,045,619
iShares iBoxx $ Investment Grade Corporate Bond ETF		20,608	2,457,710
iShares JP Morgan USD Emerging Markets Bond ETF		12,602	1,452,633
iShares MSCI EAFE ETF		29,920	2,045,630
iShares Select Dividend Fund		22,650	1,743,597
iShares U.S. Industrials ETF		7,350	761,460
SPDR Barclays Short Term High Yield Bond ETF		30,856	955,302
WisdomTree Emerging Markets Equity Income Fund		24,260	1,257,638
Total investment companies (cost $14,902,959)			15,349,140
	Number of rights
Rights: 0.00%[5]
Finland: 0.00%[5]
Citycon OYJ, expires 07/02/14* (cost $0)		638	4
	Shares
Short-term investment: 6.59%
Investment company: 6.59%
UBS Cash Management Prime Relationship Fund[6] (cost $1,554,008)		1,554,008	1,554,008
Total investments: 101.42% (cost $23,221,014)			23,915,941
Liabilities, in excess of cash and other assets: (1.42)%			(334,341)
Net assets: 100.00%			$23,581,600

59

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2014

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $23,530,940; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$470,573
Gross unrealized depreciation	(85,572)
Net unrealized appreciation of investments	$385,001

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 63. Portfolio footnotes begin on page 62.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	265,300	USD	247,242	07/25/14	$(2,461)
JPMCB	CHF	142,900	USD	159,261	07/25/14	(1,913)
JPMCB	EUR	1,399,800	USD	1,902,087	07/25/14	(14,839)
JPMCB	GBP	1,057,800	USD	1,792,181	07/25/14	(17,787)
JPMCB	HKD	1,322,700	USD	170,646	07/25/14	52
JPMCB	JPY	58,879,700	USD	576,526	07/25/14	(4,797)
Net unrealized depreciation on forward foreign currency contracts						$(41,745)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
US Ultra Bond, 5 contracts (USD)	September 2014	$(738,767)	$(749,687)	$(10,920)
Index futures sell contracts:
Mini MSCI Emerging Markets Index, 10 contracts (USD)	September 2014	(520,055)	(520,350)	(295)
Interest rate futures sell contracts:
Euro-BTP, 11 contracts (EUR)	September 2014	(1,902,507)	(1,900,562)	1,945
Net unrealized depreciation on futures contracts				$(9,270)

Options written

Written options activity for the year ended June 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2013	3,640,473	$21,013
Options written	7,383,830	18,807
Options terminated in closing purchase transactions	(11,024,303)	(39,820)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2014	—	$—

60

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2014

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$1,868,852	$—	$—	$1,868,852
Mortgage & agency debt securities	—	1,922,347	233,714	2,156,061
US government obligations	—	1,827,389	—	1,827,389
Non-US government obligations	—	1,160,487	—	1,160,487
Investment companies	15,349,140	—	—	15,349,140
Rights	—	4	—	4
Short-term investment	—	1,554,008	—	1,554,008
Forward foreign currency contracts	—	52	—	52
Futures contracts	1,945	—	—	1,945
Total	$17,219,937	$6,464,287	$233,714	$23,917,938
Liabilities
Forward foreign currency contracts	$—	$(41,797)	$—	$(41,797)
Futures contracts	(11,215)	—	—	(11,215)
Total	$(11,215)	$(41,797)	$—	$(53,012)

At June 30, 2014, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period.

	Rights	Mortgage & agency debt securities	Total
Assets
Beginning balance	$0	$290,343	$290,343
Purchases	—	—	—
Issuances	—	—	—
Sales	(0)	—	—
Accrued discounts (premiums)	—	(69,358)	(69,358)
Total realized gain	—	—	—
Change in net unrealized appreciation/depreciation	—	12,729	12,729
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$—	$233,714	$233,714

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2014 was $12,729.

61

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2014

Portfolio footnotes

*  Non-income producing security.

1  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

2  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of this security amounted to $577,591 or 2.45% of net assets.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2014, the value of this security amounted to $577,591 or 2.45% of net assets.

5  Amount represents less than 0.005%.

6  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/13	Purchases during the year ended 06/30/14	Sales during the year ended 06/30/14	Value 06/30/14	Net income earned from affiliate for the year ended 06/30/14
UBS Cash Management Prime Relationship Fund	$6,120,598	$35,464,998	$40,031,588	$1,554,008	$2,693

See accompanying notes to financial statements.
62

The UBS Funds

June 30, 2014

Portfolio acronyms

ADR  American Depositary Receipt

CDO  Collateralized Debt Obligations

CVA  Dutch Certification—Depository Certificate

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

GDR  Global Depositary Receipt

GE  General Electric

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydown. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

NVDR  Non-voting Depository Receipt

OJSC  Open Joint Stock Company

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SPDR  Standard & Poor's Depository Receipts

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount

(generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSFB  Credit Suisse First Boston

DB  Deutsche Bank AG

GSI  Goldman Sachs International

HSBC  HSBC Bank NA

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSB  State Street Bank

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.
63

The UBS Funds

June 30, 2014 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2014 to June 30, 2014.

64

The UBS Funds

June 30, 2014 (unaudited)

		Beginning account value January 1, 2014	Ending account value June 30, 2014	Expenses paid during period* 01/01/14 –06/30/14	Expense ratio during period
UBS Asset Growth Fund
Class A	Actual	$1,000.00	$1,068.60	$7.18	1.40%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.00	1.40
Class C	Actual	1,000.00	1,065.40	11.01	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.13	10.74	2.15
Class Y	Actual	1,000.00	1,071.10	5.91	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.09	5.76	1.15
UBS Dynamic Alpha Fund
Class A	Actual	1,000.00	1,012.60	6.74	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	1,008.90	10.46	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.38	10.49	2.10
Class Y	Actual	1,000.00	1,012.30	5.49	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,051.40	6.61	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.51	1.30
Class C	Actual	1,000.00	1,048.60	10.57	2.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.48	10.39	2.08
Class Y	Actual	1,000.00	1,053.40	5.09	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

65

The UBS Funds

June 30, 2014 (unaudited)

		Beginning account value January 1, 2014	Ending account value June 30, 2014	Expenses paid during period* 01/01/14 – 06/30/14	Expense ratio during period
UBS Multi-Asset Income Fund
Class A	Actual	$1,000.00	$1,040.10	$4.81	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.08	4.76	0.95
Class C	Actual	1,000.00	1,036.60	8.58	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.50	1.70
Class Y	Actual	1,000.00	1,041.40	3.54	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.51	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

66

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67

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2014

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$22,132,841	$276,223,202
Affiliated issuers	7,680,934	15,567,483
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	7,801,795	816,590
Foreign currency	8	9,219,834
	$37,615,578	$301,827,109
Investments, at value:
Unaffiliated issuers	$22,647,210	$276,275,912
Affiliated issuers	7,680,934	15,567,483
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	7,801,795	816,590
Foreign currency	8	9,325,059
Cash	—	546
Receivables:
Investment securities sold	—	36,311,405
Interest	7,142	2,277,133
Fund shares sold	188	836,248
Foreign tax reclaims	—	83,318
Due from advisor	7,829	—
Due from broker	—	1,038,342
Due from custodian	—	—
Dividends	13,468	1,723
Variation margin on futures contracts	187,961	764,950
Variation margin on centrally cleared swap agreements	—	743,857
Due from broker for futures contracts	—	6,901,118
Cash collateral for futures contracts	1,928,601	9,975,724
Cash collateral for swap agreements	—	12,137,621
Cash collateral received from securities loaned	—	—
Outstanding swap agreements, at value[2]	—	6,882,400
Unrealized appreciation on forward foreign currency contracts	—	336,901
Other assets	36,502	44,538
Total assets	40,311,638	380,320,868
Liabilities:
Payables:
Cash collateral from securities loaned	7,801,795	816,590
Investment securities purchased	—	42,398,135
Investment advisory and administration fees	—	215,814
Custody and fund accounting fees	17,125	59,364
Fund shares redeemed	52,873	519,364
Distribution and service fees	11,039	82,821
Due to broker for futures contracts	81,454	—
Variation margin on futures contracts	—	—
Accrued expenses	78,916	152,329
Options written, at value[3]	—	336,361
Outstanding swap agreements, at value[2]	—	6,157,190
Unrealized depreciation on forward foreign currency contracts	—	3,110,753
Total liabilities	8,043,202	53,848,721
Net assets	$32,268,436	$326,472,147

1  The market value of securities loaned by UBS Asset Growth Fund, UBS Dynamic Alpha Fund, and UBS Global Allocation Fund, as of June 30, 2014 was $7,640,886, $1,716,170, and $23,380,734, respectively.

2  Net upfront payments made by UBS Dynamic Alpha Fund were $80,393.

3  Premiums received by UBS Dynamic Alpha Fund were $1,122,533.

68

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$323,113,156	$21,667,006
Affiliated issuers	219,482,518	1,554,008
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	22,940,033	—
Foreign currency	3,213,737	321,462
	$568,749,444	$23,542,476
Investments, at value:
Unaffiliated issuers	$375,104,384	$22,361,933
Affiliated issuers	227,003,905	1,554,008
Investment of cash collateral in an affiliated issuer received from securities loaned[1]	22,940,033	—
Foreign currency	3,239,250	323,728
Cash	—	—
Receivables:
Investment securities sold	1,099,476	2,869,579
Interest	850,796	33,212
Fund shares sold	84,348	13,514
Foreign tax reclaims	166,430	644
Due from advisor	—	8,676
Due from broker	—	—
Due from custodian	—	50,678
Dividends	350,184	56,633
Variation margin on futures contracts	2,188,320	—
Variation margin on centrally cleared swap agreements	—	—
Due from broker for futures contracts	—	16,801
Cash collateral for futures contracts	10,147,471	110,999
Cash collateral for swap agreements	—	—
Cash collateral received from securities loaned	407,190	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	1,081,594	52
Other assets	60,594	34,607
Total assets	644,723,975	27,435,064
Liabilities:
Payables:
Cash collateral from securities loaned	23,347,223	—
Investment securities purchased	919,701	3,676,836
Investment advisory and administration fees	437,062	—
Custody and fund accounting fees	78,242	17,176
Fund shares redeemed	1,611,249	6,016
Distribution and service fees	207,291	9,567
Due to broker for futures contracts	1,229,550	—
Variation margin on futures contracts	—	9,272
Accrued expenses	198,768	92,800
Options written, at value[3]	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	3,904,423	41,797
Total liabilities	31,933,509	3,853,464
Net assets	$612,790,466	$23,581,600

See accompanying notes to financial statements.
69

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2014

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Net assets consist of:
Beneficial interest	$56,800,109	$694,672,832
Accumulated undistributed (distributions in excess of) net investment income	(12,334)	1,688,624
Accumulated net realized gain (loss)	(25,233,616)	(370,290,481)
Net unrealized appreciation	714,277	401,172
Net assets	$32,268,436	$326,472,147
Class A:
Net assets	$22,947,806	$194,184,926
Shares outstanding	2,455,811	26,814,263
Net asset value and redemption proceeds per share	$9.34	$7.24
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$9.88	$7.66
Class C:
Net assets	$7,563,754	$51,118,726
Shares outstanding	814,043	7,505,624
Net asset value and offering price per share	$9.29	$6.81
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$9.20	$6.74
Class Y:
Net assets	$1,756,876	$81,168,495
Shares outstanding	188,108	10,991,056
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$9.34	$7.38

1  For UBS Asset Growth Fund, UBS Dynamic Alpha Fund, and UBS Global Allocation Fund, Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholders, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

2  For UBS Multi Asset Income Fund Class A, the maximum sales charge is 4.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholders, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 0.75%. Class Y has no contingent deferred sales charge. If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

70

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Net assets consist of:
Beneficial interest	$1,560,175,944	$21,920,930
Accumulated undistributed (distributions in excess of) net investment income	(2,857,802)	5,324
Accumulated net realized gain (loss)	(1,003,496,531)	1,009,727
Net unrealized appreciation	58,968,855	645,619
Net assets	$612,790,466	$23,581,600
Class A:
Net assets	$309,296,338	$15,949,196
Shares outstanding	28,006,863	1,509,753
Net asset value and redemption proceeds per share	$11.04	$10.56
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$11.68	$11.06
Class C:
Net assets	$174,077,503	$7,576,670
Shares outstanding	16,134,817	717,746
Net asset value and offering price per share	$10.79	$10.56
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$10.68	$10.48
Class Y:
Net assets	$129,416,625	$55,734
Shares outstanding	11,499,626	5,273
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$11.25	$10.57

See accompanying notes to financial statements.
71

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2014

	UBS Asset Growth Fund	UBS Dynamic Alpha Fund
Investment income:
Dividends	$403,297	$—
Interest and other	35,205	6,369,163
Affiliated income	7,193	20,300
Securities lending[1]	32,894	2,389
Foreign tax withheld	—	(1,307)
Total income	478,589	6,390,545
Expenses:
Advisory and administration	338,558	2,946,832
Distribution and service:
Class A	58,655	509,102
Class C	78,131	543,119
Transfer agency and related services fees:
Class A	9,173	146,464
Class C	4,889	39,871
Class Y	581	26,419
Custodian and fund accounting	51,061	189,507
Federal and state registration	38,476	46,860
Professional services	129,434	132,116
Shareholder reports	13,263	72,467
Trustees	21,591	54,250
Other	35,898	68,924
Total expenses	779,710	4,775,931
Fee waivers and/or expense reimbursements by Advisor	(262,893)	(217,275)
Net expenses	516,817	4,558,656
Net investment income (loss)	(38,228)	1,831,889
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,716,685	11,316,250
Investments in affiliated issuers	2,422,525	—
Futures contracts	3,044,244	3,986,771
Options written	21,175	(504,096)
Swap agreements	—	1,244,612
Forward foreign currency contracts	(300,184)	(8,757,163)
Foreign currency transactions	(24,432)	1,349,217
Net realized gain	6,880,013	8,635,591
Change in net unrealized appreciation/depreciation on:
Investments	(1,636,127)	10,705,285
Futures contracts	348,457	868,519
Options written	(12,058)	786,172
Swap agreements	—	249,598
Forward foreign currency contracts	80,839	(4,400,992)
Translation of other assets and liabilities denominated in foreign currency	67,999	227,297
Change in net unrealized appreciation/depreciation	(1,150,890)	8,435,879
Net realized and unrealized gain	5,729,123	17,071,470
Net increase from payment by Advisor	—	—
Net increase in net assets resulting from operations	$5,690,895	$18,903,359

1  Includes affiliated income from UBS Private Money Market Fund LLC of $203, $64, and $2,040 for UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund, respectively.

72

The UBS Funds

Financial statements

	UBS Global Allocation Fund	UBS Multi-Asset Income Fund
Investment income:
Dividends	$8,060,408	$1,569,705
Interest and other	1,346,711	158,830
Affiliated income	144,900	2,693
Securities lending[1]	545,927	—
Foreign tax withheld	(355,563)	(3,996)
Total income	9,742,383	1,727,232
Expenses:
Advisory and administration	5,667,326	320,168
Distribution and service:
Class A	859,259	48,031
Class C	1,846,224	85,319
Transfer agency and related services fees:
Class A	219,190	12,316
Class C	166,309	3,845
Class Y	16,579	1,173
Custodian and fund accounting	255,764	64,054
Federal and state registration	41,964	38,322
Professional services	170,064	125,005
Shareholder reports	137,332	12,684
Trustees	91,438	23,268
Other	105,858	23,508
Total expenses	9,577,307	757,693
Fee waivers and/or expense reimbursements by Advisor	—	(287,258)
Net expenses	9,577,307	470,435
Net investment income (loss)	165,076	1,256,797
Net realized gain (loss) on:
Investments in unaffiliated issuers	43,608,110	1,911,987
Investments in affiliated issuers	16,573,772	—
Futures contracts	16,642,458	4,088
Options written	352,027	(51,868)
Swap agreements	—	—
Forward foreign currency contracts	(7,940,850)	(615,559)
Foreign currency transactions	(726,855)	10,150
Net realized gain	68,508,662	1,258,798
Change in net unrealized appreciation/depreciation on:
Investments	16,290,936	1,511,229
Futures contracts	3,198,373	(3,450)
Options written	(200,470)	(1,395)
Swap agreements	—	—
Forward foreign currency contracts	(1,955,720)	(36,369)
Translation of other assets and liabilities denominated in foreign currency	783,443	35,592
Change in net unrealized appreciation/depreciation	18,116,562	1,505,607
Net realized and unrealized gain	86,625,224	2,764,405
Net increase from payment by Advisor	—	32,823
Net increase in net assets resulting from operations	$86,790,300	$4,054,025

See accompanying notes to financial statements.
73

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Asset Growth Fund		UBS Dynamic Alpha Fund
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income (loss)	$(38,228)	$(356,643)	$1,831,889	$2,585,072
Net realized gain	6,880,013	5,533,699	8,635,591	19,552,253
Change in net unrealized appreciation/depreciation	(1,150,890)	(239,070)	8,435,879	555,861
Net increase from payment by Advisor	—	—	—	—
Net increase in net assets from operations	5,690,895	4,937,986	18,903,359	22,693,186
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(101,974)	(341,776)	(294,356)	(2,871,492)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(101,974)	(341,776)	(294,356)	(2,871,492)
Class C:
Net investment income	—	(30,588)	—	(499,843)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	(30,588)	—	(499,843)
Class Y:
Net investment income	(12,725)	(25,302)	(198,514)	(1,081,741)
Net realized gain	—	—	—	—
Total Class Y dividends and distributions	(12,725)	(25,302)	(198,514)	(1,081,741)
Decrease in net assets from dividends and distributions	(114,699)	(397,666)	(492,870)	(4,453,076)
Beneficial interest transactions:
Proceeds from shares sold	1,610,145	843,857	77,440,021	103,654,014
Shares issued on reinvestment of dividends and distributions	109,407	375,857	454,046	4,159,701
Cost of shares redeemed	(10,549,189)	(13,456,956)	(79,755,521)	(77,912,582)
Redemption fees	244	1,330	36,393	9,739
Net increase (decrease) in net assets resulting from beneficial interest transactions	(8,829,393)	(12,235,912)	(1,825,061)	29,910,872
Increase (decrease) in net assets	(3,253,197)	(7,695,592)	16,585,428	48,150,982
Net assets, beginning of year	35,521,633	43,217,225	309,886,719	261,735,737
Net assets, end of year	$32,268,436	$35,521,633	$326,472,147	$309,886,719
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(12,334)	$175,518	$1,688,624	$1,271,672

74

The UBS Funds

Financial statements

	UBS Global Allocation Fund		UBS Multi-Asset Income Fund
	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2014	Year ended June 30, 2013
Operations:
Net investment income (loss)	$165,076	$(306,223)	$1,256,797	$1,361,383
Net realized gain	68,508,662	98,842,364	1,258,798	519,974
Change in net unrealized appreciation/depreciation	18,116,562	(20,231,336)	1,505,607	(1,008,105)
Net increase from payment by Advisor	—	—	32,823	—
Net increase in net assets from operations	86,790,300	78,304,805	4,054,025	873,252
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(4,280,584)	(9,975,586)	(579,873)	(517,726)
Net realized gain	—	—	(93,081)	(58,627)
Total Class A dividends and distributions	(4,280,584)	(9,975,586)	(672,954)	(576,353)
Class C:
Net investment income	(719,266)	(3,212,883)	(192,209)	(146,284)
Net realized gain	—	—	(38,755)	(22,403)
Total Class C dividends and distributions	(719,266)	(3,212,883)	(230,964)	(168,687)
Class Y:
Net investment income	(2,051,341)	(3,517,045)	(605,028)	(910,683)
Net realized gain	—	—	(113,528)	(103,515)
Total Class Y dividends and distributions	(2,051,341)	(3,517,045)	(718,556)	(1,014,198)
Decrease in net assets from dividends and distributions	(7,051,191)	(16,705,514)	(1,622,474)	(1,759,238)
Beneficial interest transactions:
Proceeds from shares sold	11,160,079	14,631,050	3,365,992	32,378,244
Shares issued on reinvestment of dividends and distributions	6,342,675	15,105,995	1,408,988	1,409,695
Cost of shares redeemed	(185,419,667)	(255,982,741)	(42,916,041)	(2,646,087)
Redemption fees	8,544	6,857	1,044	9,355
Net increase (decrease) in net assets resulting from beneficial interest transactions	(167,908,369)	(226,238,839)	(38,140,017)	31,151,207
Increase (decrease) in net assets	(88,169,260)	(164,639,548)	(35,708,466)	30,265,221
Net assets, beginning of year	700,959,726	865,599,274	59,290,066	29,024,845
Net assets, end of year	$612,790,466	$700,959,726	$23,581,600	$59,290,066
Accumulated undistributed (distributions in excess of) net investment income (loss)	$(2,857,802)	$6,428,331	$5,324	$(76,409)

See accompanying notes to financial statements.
75

UBS Asset Growth Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.90	$7.08	$8.36	$6.32	$5.59
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	(0.06)	(0.06)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	1.48	0.98	(0.84)	2.38	1.12
Total income (loss) from investment operations	1.48	0.92	(0.90)	2.29	1.05
Less dividends/distributions:
From net investment income	(0.04)	(0.10)	(0.38)	(0.25)	(0.32)
Net asset value, end of year	$9.34	$7.90	$7.08	$8.36	$6.32
Total investment return[2]	18.75%	12.98%	(10.38)%	36.53%	18.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.19%	1.90%	1.73%	1.64%	1.62%
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income (loss)	0.05%	(0.73)%	(0.78)%	(1.14)%	(1.01)%
Supplemental data:
Net assets, end of year (000's)	$22,948	$25,047	$31,337	$50,167	$48,479
Portfolio turnover rate	112%	49%	109%	33%	54%

	Class C
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.88	$7.05	$8.34	$6.31	$5.58
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.11)	(0.11)	(0.15)	(0.12)
Net realized and unrealized gain (loss)	1.47	0.97	(0.83)	2.37	1.12
Total income (loss) from investment operations	1.41	0.86	(0.94)	2.22	1.00
Less dividends/distributions:
From net investment income	—	(0.03)	(0.35)	(0.19)	(0.27)
Net asset value, end of year	$9.29	$7.88	$7.05	$8.34	$6.31
Total investment return[2]	17.89%	12.15%	(11.00)%	35.39%	17.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.96%	2.67%	2.51%	2.41%	2.41%
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment income (loss)	(0.72)%	(1.48)%	(1.53)%	(1.89)%	(1.76)%
Supplemental data:
Net assets, end of year (000's)	$7,564	$8,640	$9,931	$14,989	$13,792
Portfolio turnover rate	112%	49%	109%	33%	54%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

76

UBS Asset Growth Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.90	$7.09	$8.36	$6.32	$5.60
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	(0.04)	(0.04)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	1.47	0.97	(0.83)	2.38	1.11
Total income (loss) from investment operations	1.50	0.93	(0.87)	2.31	1.06
Less dividends/distributions:
From net investment income	(0.06)	(0.12)	(0.40)	(0.27)	(0.34)
Net asset value, end of year	$9.34	$7.90	$7.09	$8.36	$6.32
Total investment return[2]	19.12%	13.21%	(10.07)%	36.66%	18.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.94%	1.67%	1.51%	1.43%	1.35%
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	0.30%	(0.48)%	(0.54)%	(0.87)%	(0.72)%
Supplemental data:
Net assets, end of year (000's)	$1,757	$1,835	$1,949	$1,395	$185
Portfolio turnover rate	112%	49%	109%	33%	54%

See accompanying notes to financial statements.
77

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$6.82	$6.36	$5.98	$5.92	$5.45
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.07	0.08	0.06	0.02
Net realized and unrealized gain	0.38	0.50	0.30	0.16	0.75
Total income from investment operations	0.43	0.57	0.38	0.22	0.77
Less dividends/distributions:
From net investment income	(0.01)	(0.11)	—	(0.16)	(0.30)
Net asset value, end of year	$7.24	$6.82	$6.36	$5.98	$5.92
Total investment return[2]	6.31%	9.05%	6.18%	3.58%	14.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.42%	1.43%	1.60%	1.79%	1.74%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.54%	1.76%	1.72%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income (loss)	0.66%	0.98%	1.33%	0.95%	0.31%
Supplemental data:
Net assets, end of year (000's)	$194,185	$208,369	$160,773	$216,297	$334,131
Portfolio turnover rate	45%	74%	164%	65%	58%

	Class C
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$6.46	$6.02	$5.71	$5.65	$5.21
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.02	0.03	0.01	(0.03)
Net realized and unrealized gain	0.36	0.48	0.28	0.15	0.72
Total income from investment operations	0.35	0.50	0.31	0.16	0.69
Less dividends/distributions:
From net investment income	—	(0.06)	—	(0.10)	(0.25)
Net asset value, end of year	$6.81	$6.46	$6.02	$5.71	$5.65
Total investment return[2]	5.42%	8.22%	5.60%	2.82%	13.15%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.18%	2.19%	2.36%	2.55%	2.50%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.29%	2.51%	2.47%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income (loss)	(0.09)%	0.24%	0.58%	0.20%	(0.44)%
Supplemental data:
Net assets, end of year (000's)	$51,119	$53,405	$49,155	$66,349	$104,146
Portfolio turnover rate	45%	74%	164%	65%	58%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

78

UBS Dynamic Alpha Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$6.96	$6.48	$6.09	$6.03	$5.54
Income from investment operations:
Net investment income[1]	0.06	0.09	0.10	0.08	0.03
Net realized and unrealized gain	0.39	0.52	0.29	0.16	0.78
Total income from investment operations	0.45	0.61	0.39	0.24	0.81
Less dividends/distributions:
From net investment income	(0.03)	(0.13)	—	(0.18)	(0.32)
Net asset value, end of year	$7.38	$6.96	$6.48	$6.09	$6.03
Total investment return[2]	6.45%	9.29%	6.57%	3.89%	14.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.15%	1.12%	1.28%	1.49%	1.42%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%	1.10%	1.28%	1.49%	1.42%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%	1.10%	1.10%	1.07%	1.04%
Net investment income	0.87%	1.25%	1.56%	1.25%	0.56%
Supplemental data:
Net assets, end of year (000's)	$81,168	$48,113	$51,807	$87,743	$83,561
Portfolio turnover rate	45%	74%	164%	65%	58%

See accompanying notes to financial statements.
79

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.79	$9.12	$10.27	$8.66	$8.18
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.01	(0.00)[3]	0.00[3]	0.00[3]
Net realized and unrealized gain (loss)	1.36	0.88	(0.72)	2.05	1.11
Total income (loss) from investment operations	1.38	0.89	(0.72)	2.05	1.11
Less dividends/distributions:
From net investment income	(0.13)	(0.22)	(0.43)	(0.44)	(0.63)
Net asset value, end of year	$11.04	$9.79	$9.12	$10.27	$8.66
Total investment return[2]	14.20%	9.86%	(6.83)%	23.87%	13.11%
Ratios to average net assets:
Expenses	1.30%	1.28%	1.25%	1.21%	1.21%
Net investment income (loss)	0.17%	0.12%	(0.03)%	0.05%	0.01%
Supplemental data:
Net assets, end of year (000's)	$309,296	$377,781	$494,604	$753,750	$814,760
Portfolio turnover rate	49%	54%	93%	68%	90%

	Class C
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.55	$8.89	$10.00	$8.42	$7.96
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.06)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	1.34	0.86	(0.71)	1.99	1.07
Total income (loss) from investment operations	1.28	0.80	(0.78)	1.92	1.00
Less dividends/distributions:
From net investment income	(0.04)	(0.14)	(0.33)	(0.34)	(0.54)
Net asset value, end of year	$10.79	$9.55	$8.89	$10.00	$8.42
Total investment return[2]	13.31%	9.11%	(7.66)%	22.90%	12.29%
Ratios to average net assets:
Expenses	2.08%	2.06%	2.02%	1.99%	2.00%
Net investment income (loss)	(0.59)%	(0.65)%	(0.80)%	(0.73)%	(0.78)%
Supplemental data:
Net assets, end of year (000's)	$174,078	$195,427	$238,054	$348,721	$381,137
Portfolio turnover rate	49%	54%	93%	68%	90%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

80

UBS Global Allocation Fund

Financial highlights

	Class Y
	Year ended June 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.98	$9.30	$10.48	$8.84	$8.34
Income (loss) from investment operations:
Net investment income[1]	0.05	0.04	0.03	0.04	0.03
Net realized and unrealized gain (loss)	1.39	0.90	(0.75)	2.07	1.14
Total income (loss) from investment operations	1.44	0.94	(0.72)	2.11	1.17
Less dividends/distributions:
From net investment income	(0.17)	(0.26)	(0.46)	(0.47)	(0.67)
Net asset value, end of year	$11.25	$9.98	$9.30	$10.48	$8.84
Total investment return[2]	14.56%	10.22%	(6.59)%	24.15%	13.54%
Ratios to average net assets:
Expenses	1.00%	0.98%	0.95%	0.92%	0.93%
Net investment income	0.51%	0.44%	0.27%	0.35%	0.29%
Supplemental data:
Net assets, end of year (000's)	$129,417	$127,751	$132,941	$179,875	$170,517
Portfolio turnover rate	49%	54%	93%	68%	90%
See accompanying notes to financial statements.
81

UBS Multi-Asset Income Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,		For the period ended
	2014	2013	June 30, 2012[3]
Net asset value, beginning of period	$10.03	$10.00	$10.00
Income from investment operations:
Net investment income[1]	0.28	0.29	0.04
Net realized and unrealized gain	0.59	0.11	0.01
Net increase from payment by Advisor	0.01	—	—
Total income from investment operations	0.88	0.40	0.05
Less dividends/distributions:
From net investment income	(0.31)	(0.33)	(0.05)
From net realized gains	(0.04)	(0.04)	—
Total dividends/distributions	(0.35)	(0.37)	(0.05)
Net asset value, end of period	$10.56	$10.03	$10.00
Total investment return[2]	8.94%[5]	3.98%	0.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.64%	1.76%	2.97%[4]
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%[4]
Net investment income	2.69%	2.83%	2.32%[4]
Supplemental data:
Net assets, end of period (000's)	$15,949	$24,390	$2,743
Portfolio turnover rate	130%	116%	17%

	Class C
	Year ended June 30,		For the period ended
	2014	2013	June 30, 2012[3]
Net asset value, beginning of period	$10.02	$10.00	$10.00
Income from investment operations:
Net investment income[1]	0.20	0.22	0.03
Net realized and unrealized gain	0.60	0.10	0.01
Net increase from payment by Advisor	0.01	—	—
Total income from investment operations	0.81	0.32	0.04
Less dividends/distributions:
From net investment income	(0.23)	(0.26)	(0.04)
From net realized gains	(0.04)	(0.04)	—
Total dividends/distributions	(0.27)	(0.30)	(0.04)
Net asset value, end of period	$10.56	$10.02	$10.00
Total investment return[2]	8.26%[5]	3.14%	0.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.39%	2.52%	3.81%[4]
Expenses after fee waivers and/or expense reimbursement	1.70%	1.70%	1.70%[4]
Net investment income	1.91%	2.09%	1.82%[4]
Supplemental data:
Net assets, end of period (000's)	$7,577	$8,824	$1,164
Portfolio turnover rate	130%	116%	17%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

82

UBS Multi-Asset Income Fund

Financial highlights

	Class Y
	Year ended June 30,		For the period ended
	2014	2013	June 30, 2012[3]
Net asset value, beginning of period	$10.03	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.29	0.31	0.06
Net realized and unrealized gain (loss)	0.61	0.12	(0.01)
Net increase from payment by Advisor	0.01	—	—
Total income from investment operations	0.91	0.43	0.05
Less dividends/distributions:
From net investment income	(0.33)	(0.36)	(0.05)
From net realized gains	(0.04)	(0.04)	—
Total dividends/distributions	(0.37)	(0.40)	(0.05)
Net asset value, end of period	$10.57	$10.03	$10.00
Total investment return[2]	9.32%[5]	4.23%	0.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.17%	1.50%	2.73%[4]
Expenses after fee waivers and/or expense reimbursement	0.70%	0.70%	0.70%[4]
Net investment income	2.83%	3.01%	3.42%[4]
Supplemental data:
Net assets, end of period (000's)	$56	$26,077	$25,118
Portfolio turnover rate	130%	116%	17%

3  For the period April 25, 2012 (commencement of operations) through June 30, 2012.

4  Annualized.

5  During the year ended June 30, 2014, the Advisor reimbursed the Fund for a trading error in the amount of $32,823. If payment from Advisor was not made, total return would have been 8.84%, 8.16% and 9.22% for Class A, C and Y, respectively.

See accompanying notes to financial statements.
83

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 13 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Asset Growth Fund (formerly, UBS Global Frontier Fund), UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Multi-Asset Income Fund (each a "Fund", and collectively, the "Funds"). At Board meetings held in December 2013 and April 2014, the Board of Trustees (the "Board") approved certain changes to the Class Y shares of each series of the Trust to permit wrap fee advisory program accounts to purchase Class Y shares. The Board also approved the tax-free conversion of wrap fee advisory program accounts currently holding Class A shares or Class C shares (post-CDSC) into Class Y shares. In connection with these changes, the Board approved the redesignation of Class Y shares as Class P shares, effective on or about July 28, 2014.

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-

84

The UBS Funds

Notes to financial statements

dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

85

The UBS Funds

Notes to financial statements

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though

86

The UBS Funds

Notes to financial statements

a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2014, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2014, except for forward foreign currency contracts for UBS Asset Growth Fund, UBS Global Allocation Fund and UBS Multi-Asset Income Fund for which the average volume during the year was greater than at year end.

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts[1]	$214,108	$75,563	$289,671
Total value	$214,108	$75,563	$289,671

1  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Futures contracts[1]	$(1,693)	$(93,666)	$(6,161)	$(101,520)
Total value	$(1,693)	$(93,666)	$(6,161)	$(101,520)

1  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

87

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2014, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Asset Growth Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(300,184)	$(300,184)
Futures contracts	(83,630)	3,037,521	90,353	3,044,244
Options purchased[2]	—	143,896	—	143,896
Options written	—	21,175	—	21,175
Total net realized gain (loss)	$(83,630)	$3,202,592	$(209,831)	$2,909,131
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$80,839	$80,839
Futures contracts	70,310	208,745	69,402	348,457
Options purchased[2]	—	37,138	—	37,138
Options written	—	(12,058)	—	(12,058)
Total change in net unrealized appreciation/depreciation	$70,310	$233,825	$150,241	$454,376

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$336,901	$336,901
Futures contracts[2]	1,051,195	890,753	—	—	1,941,948
Options purchased[1]	—	1,960,822	4,413	—	1,965,235
Swap agreements[1,2]	6,799,865	—	5,833,043	—	12,632,908
Total value	$7,851,060	$2,851,575	$5,837,456	$336,901	$16,876,992

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts[1]	$—	$—	$—	$(3,110,753)	$(3,110,753)
Futures contracts[2]	(709,480)	(471,967)	—	—	(1,181,447)
Options written[1]	—	(336,361)	—	—	(336,361)
Swap agreements[1,2]	(5,974,990)	—	(1,654,870)	—	(7,629,860)
Total value	$(6,684,470)	$(808,328)	$(1,654,870)	$(3,110,753)	$(12,258,421)

1  Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value (except centrally cleared swaps) and unrealized depreciation on forward foreign currency contracts.

88

The UBS Funds

Notes to financial statements

2  Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

Activities in derivative instruments during the year ended June 30, 2014, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$(8,757,163)	$(8,757,163)
Futures contracts	(157,609)	4,144,380	—	—	3,986,771
Options purchased[2]	(14,665)	8,209,853	(17,244)	—	8,177,944
Options written	—	(504,096)	—	—	(504,096)
Swap agreements	228,980	—	1,015,632	—	1,244,612
Total net realized gain (loss)	$56,706	$11,850,137	$998,388	$(8,757,163)	$4,148,068
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$—	$(4,400,992)	$(4,400,992)
Futures contracts	467,842	400,677	—	—	868,519
Options purchased[2]	12,417	(124,596)	(5,956)	—	(118,135)
Options written	—	786,172	—	—	786,172
Swap agreements	(321,489)	—	571,087	—	249,598
Total change in net unrealized appreciation/depreciation	$158,770	$1,062,253	$565,131	$(4,400,992)	$(2,614,838)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$—	$—	$1,081,594	$1,081,594
Futures contracts[2]	1,354,572	1,730,923	—	3,085,495
Total value	$1,354,572	$1,730,923	$1,081,594	$4,167,089

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

89

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts[1]	$—	$—	$(3,904,423)	$(3,904,423)
Futures contracts[2]	(457,580)	(448,324)	—	(905,904)
Total value	$(457,580)	$(448,324)	$(3,904,423)	$(4,810,327)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended June 30, 2014, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(7,940,850)	$(7,940,850)
Futures contracts	3,804,852	12,837,606	—	16,642,458
Options purchased[2]	—	1,684,466	—	1,684,466
Options written	—	352,027	—	352,027
Total net realized gain (loss)	$3,804,852	$14,874,099	$(7,940,850)	$10,738,101
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(1,955,720)	$(1,955,720)
Futures contracts	1,669,975	1,528,398	—	3,198,373
Options purchased[2]	—	527,876	—	527,876
Options written	—	(200,470)	—	(200,470)
Total change in net unrealized appreciation/depreciation	$1,669,975	$1,855,804	$(1,955,720)	$1,570,059

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.

2  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

Asset derivatives

	Interest rate risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts[1]	$—	$52	$52
Futures contracts[2]	1,945	—	1,945
Total value	$1,945	$52	$1,997

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

90

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward foreign currency contracts[1]	$—	$—	$(41,797)	$(41,797)
Futures contracts[2]	(10,920)	(295)	—	(11,215)
Total value	$(10,920)	$(295)	$(41,797)	$(53,012)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended June 30, 2014, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(615,559)	$(615,559)
Futures contracts	26,969	(22,881)	—	4,088
Options written	—	(51,868)	—	(51,868)
Total net realized gain (loss)	$26,969	$(74,749)	$(615,559)	$(663,339)
Change in net unrealized appreciation/depreciation[2]
Forward foreign currency contracts	$—	$—	$(36,369)	$(36,369)
Futures contracts	(3,155)	(295)	—	(3,450)
Options written	—	(1,395)	—	(1,395)
Total change in net unrealized appreciation/depreciation	$(3,155)	$(1,690)	$(36,369)	$(41,214)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and forward foreign currency contracts.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement.

91

The UBS Funds

Notes to financial statements

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	336,901	(3,110,753)
Futures contracts[1]	1,941,948	(1,181,447)
Options and swaptions purchased	1,965,235	—
Options and swaptions written	—	(336,361)
Swap agreements[1]	12,632,908	(7,629,860)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	16,876,992	(12,258,421)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(9,653,278)	2,990,478
Total gross amount of assets and liabilities subject to MNA or similar agreements	7,223,714	(9,267,943)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)*	Net amount of assets ($)
DB	182,847	(182,847)	—	—
GSI	6,801,777	(48,341)	—	6,753,436
JPMCB	161,816	(71,994)	—	89,822
MSCI	77,274	—	—	77,274
Total	7,223,714	(303,182)	—	6,920,532
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)*	Net amount of liabilities ($)
BB	(10,533)	—	—	(10,533)
CIBC	(451,247)	—	—	(451,247)
CITI	(9,431)	—	—	(9,431)
CSFB	(54,418)	—	—	(54,418)
DB	(5,974,990)	182,847	5,781,000	(11,143)
GSI	(48,341)	48,341	—	—
HSBC	(391,349)	—	—	(391,349)
JPMCB	(71,994)	71,994	—	—
SSB	(2,255,640)	—	—	(2,255,640)
Total	(9,267,943)	303,182	5,781,000	(3,183,761)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown.

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	1,081,594	(3,904,423)
Futures contracts[1]	3,085,495	(905,904)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	4,167,089	(4,810,327)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(3,085,495)	905,904
Total gross amount of assets and liabilities subject to MNA or similar agreements	1,081,594	(3,904,423)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

92

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
BB	114,658	(114,658)	—	—
DB	403,357	(403,357)	—	—
HSBC	94,669	(94,669)	—	—
JPMCB	321,492	(225,348)	—	96,144
MSCI	147,418	—	—	147,418
Total	1,081,594	(838,032)	—	243,562
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
BB	(167,755)	114,658	—	(53,097)
CIBC	(583,349)	—	—	(583,349)
DB	(447,591)	403,357	—	(44,234)
GSI	(2,289,680)	—	—	(2,289,680)
HSBC	(148,887)	94,669	—	(54,218)
JPMCB	(225,348)	225,348	—	—
SSB	(41,813)	—	—	(41,813)
Total	(3,904,423)	838,032	—	(3,066,391)

UBS Multi-Asset Income Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	52	(41,797)
Futures contracts[1]	1,945	(11,215)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	1,997	(53,012)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(1,945)	11,215
Total gross amount of assets and liabilities subject to MNA or similar agreements	52	(41,797)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2014.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
JPMCB	52	(52)	—	—
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
JPMCB	(41,797)	52	—	(41,745)

93

The UBS Funds

Notes to financial statements

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net

94

The UBS Funds

Notes to financial statements

amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract.

Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin".

Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

95

The UBS Funds

Notes to financial statements

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2014 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate issues—sell protection" and "Centrally cleared credit default swaps on credit indices—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

96

The UBS Funds

Notes to financial statements

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability

97

The UBS Funds

Notes to financial statements

which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions. There were no short sale transactions for UBS Dynamic Alpha Fund during the year ended June 30, 2014.

L. Dividends and distributions: It is each Fund's (except UBS Multi-Asset Income Fund) policy to distribute its respective net investment income and net capital gains, if any, annually. Income dividends are normally declared and paid by UBS Multi-Asset Income Fund monthly and net realized capital gains, if any, are declared and distributed at least semi-annually, usually in September and December. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2014, the following Fund recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$1,860

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global Asset Management (US) Inc., ("UBS Global AM (US)"). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2014, redemption fees for each Fund amounted to less than $0.01 per share and less than 0.01% of average net assets.

98

The UBS Funds

Notes to financial statements

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Asset Growth Fund	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%	0.950%
UBS Global Allocation Fund	0.800	0.750	0.700	0.675	0.650	0.630	0.610

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%
UBS Multi-Asset Income Fund	0.590	0.590	0.590	0.590	0.590	0.590

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund, UBS Asset Growth Fund, and UBS Multi-Asset Income Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2014 were as follows:

Fund	Class A expense cap	Class C expense cap	Class Y expense cap	Amount due to or (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Asset Growth Fund	1.40%	2.15%	1.15%	$(9,831)	$313,785	$262,893
UBS Dynamic Alpha Fund	1.35	2.10	1.10	195,620	2,707,899	217,275
UBS Global Allocation Fund	1.35	2.10	1.10	399,195	5,174,841	—
UBS Multi-Asset Income Fund	0.95	1.70	0.70	(10,135)	284,059	287,258

99

The UBS Funds

Notes to financial statements

Each Fund will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the year ended June 30, 2014 are subject to repayment through June 30, 2017. At June 30, 2014, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2015	Expires June 30, 2016	Expires June 30, 2017
UBS Asset Growth Fund—Class A	$453,755	$126,044	$142,026	$185,685
UBS Asset Growth Fund—Class C	153,437	41,066	49,000	63,371
UBS Asset Growth Fund—Class Y	28,825	6,265	8,723	13,837
UBS Dynamic Alpha Fund—Class A	389,416	103,797	137,169	148,450
UBS Dynamic Alpha Fund—Class C	124,304	40,147	43,675	40,482
UBS Dynamic Alpha Fund—Class Y	37,747	—	9,404	28,343
UBS Multi-Asset Income Fund—Class A	264,241	4,583	127,379	132,279
UBS Multi-Asset Income Fund—Class C	107,874	1,602	47,130	59,142
UBS Multi-Asset Income Fund—Class Y	396,415	90,384	210,194	95,837

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2014, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Asset Growth Fund	$2,002	$24,773
UBS Dynamic Alpha Fund	20,194	238,933
UBS Global Allocation Fund	37,867	492,485
UBS Multi-Asset Income Fund	1,459	36,109

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2014 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments at June 30, 2014 and for the period then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and

100

The UBS Funds

Notes to financial statements

other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at June 30, 2014 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2014, were as follows:

Fund	UBS AG
UBS Asset Growth Fund	$30
UBS Global Allocation Fund	700
UBS Multi-Asset Income Fund	203

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Asset Growth Fund	0.25%	1.00%
UBS Dynamic Alpha Fund	0.25	1.00
UBS Global Allocation Fund	0.25	1.00
UBS Multi-Asset Income Fund	0.25	1.00

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At June 30, 2014, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2014, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Asset Growth Fund—Class A	$4,737	$6,635
UBS Asset Growth Fund—Class C	6,302	21
UBS Dynamic Alpha Fund—Class A	39,913	120,446
UBS Dynamic Alpha Fund—Class C	42,908	18,890
UBS Global Allocation Fund—Class A	63,840	32,497
UBS Global Allocation Fund—Class C	143,451	760
UBS Multi-Asset Income Fund—Class A	3,278	12,249
UBS Multi-Asset Income Fund—Class C	6,289	2,789

101

The UBS Funds

Notes to financial statements

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Asset Growth Fund	$7,184
UBS Dynamic Alpha Fund	93,048
UBS Global Allocation Fund	180,691
UBS Multi-Asset Income Fund	10,300

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Asset Growth Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. In addition, UBS Dynamic Alpha Fund and UBS Global Allocation Fund received US government agency securities as collateral with a market value of $933,255 and $583,893, respectively, which cannot be resold. The value of loaned securities and related collateral at June 30, 2014 was as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Cash collateral received
UBS Asset Growth Fund	$7,640,886	$7,801,795	$7,801,795
UBS Dynamic Alpha Fund	1,716,170	1,749,845	816,590
UBS Global Allocation Fund	23,380,734	23,931,116	23,347,223

102

The UBS Funds

Notes to financial statements

6. Purchases and sales of securities

For the year ended June 30, 2014, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Asset Growth Fund	$20,014,841	$30,180,020
UBS Dynamic Alpha Fund	136,917,788	82,900,315
UBS Global Allocation Fund	222,762,419	342,046,789
UBS Multi-Asset Income Fund	56,020,771	87,505,336

For the year ended June 30, 2014, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Asset Growth Fund	$69,316	$1,880,311
UBS Global Allocation Fund	7,801,018	10,233,331
UBS Multi-Asset Income Fund	2,055,836	2,907,663

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2014 and June 30, 2013 were as follows:

	2014			2013
Fund	Distributions paid from net long-term gains	Distributions paid from ordinary income	Total distributions paid	Distributions paid from ordinary income
UBS Asset Growth Fund	$—	$114,699	$114,699	$397,666
UBS Dynamic Alpha Fund	—	492,870	492,870	4,453,076
UBS Global Allocation Fund	—	7,051,191	7,051,191	16,705,514
UBS Multi-Asset Income Fund	245,364	1,377,110	1,622,474	1,759,238

At June 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed long-term gains	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Asset Growth Fund	$—	$—	$(25,124,467)	$592,794	$(24,531,673)
UBS Dynamic Alpha Fund	—	1,207,678	(363,728,263)	(5,680,100)	(368,200,685)
UBS Global Allocation Fund	—	—	(1,005,410,383)	50,048,454	(955,361,929)
UBS Multi-Asset Income Fund	446,471	949,008	(4,200)	388,705	1,779,984

103

The UBS Funds

Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2014 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Asset Growth Fund	$(34,925)	$(2,881,498)	$2,916,423
UBS Dynamic Alpha Fund	(922,067)	922,067	—
UBS Global Allocation Fund	(2,400,018)	(11,314,568)	13,714,586
UBS Multi-Asset Income Fund	202,046	(169,223)	(32,823)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2014, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Asset Growth Fund	$12,299,199	$9,543,610	$3,269,324
UBS Dynamic Alpha Fund	113,538,799	202,927,795	46,428,719
UBS Global Allocation Fund	137,722,381	862,762,158	—

During the fiscal year ended June 30, 2014, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Asset Growth Fund	$542,129
UBS Dynamic Alpha Fund	4,212,905
UBS Global Allocation Fund	58,129,719

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2014, the following Funds incurred, and elected to defer, losses of the following:

Fund	Late year ordinary losses
UBS Asset Growth Fund	$12,334
UBS Global Allocation Fund	4,597,544

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended June 30, 2014, the Funds did not incur

104

The UBS Funds

Notes to financial statements

any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended June 30, 2014, or since inception in the case of UBS Multi-Asset Income Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility outstanding as of or during the year ended June 30, 2014.

9. Shares of beneficial interest

For the year ended June 30, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Asset Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	124,121	$1,088,605	36,491	$315,049	23,991	$206,491
Shares repurchased	(851,961)	(7,260,277)	(319,502)	(2,696,467)	(69,753)	(592,445)
Dividends reinvested	11,634	96,682	—	—	1,535	12,725
Redemption fees	—	174	—	57	—	13
Net decrease	(716,206)	$(6,074,816)	(283,011)	$(2,381,361)	(44,227)	$(373,216)

UBS Dynamic Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,599,284	$32,454,724	1,216,225	$8,057,242	5,081,730	$36,928,055
Shares repurchased	(8,360,195)	(59,064,240)	(1,982,672)	(13,239,060)	(1,033,768)	(7,452,221)
Dividends reinvested	36,239	256,205	—	—	27,477	197,841
Redemption fees	—	24,290	—	6,281	—	5,822
Net increase (decrease)	(3,724,672)	$(26,329,021)	(766,447)	$(5,175,537)	4,075,439	$29,679,497

105

The UBS Funds

Notes to financial statements

UBS Global Allocation Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	492,266	$5,100,774	142,668	$1,450,604	431,301	$4,608,701
Shares repurchased	(11,455,365)	(119,301,996)	(4,526,645)	(46,006,971)	(1,900,921)	(20,110,700)
Dividends reinvested	380,019	3,895,196	65,888	662,837	171,107	1,784,642
Redemption fees	—	4,463	—	2,406	—	1,675
Net decrease	(10,583,080)	$(110,301,563)	(4,318,089)	$(43,891,124)	(1,298,513)	$(13,715,682)

UBS Multi-Asset Income Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	268,384	$2,745,006	60,782	$620,986	—	$—
Shares repurchased	(1,240,796)	(12,716,153)	(240,542)	(2,480,987)	(2,664,613)	(27,718,901)
Dividends reinvested	50,239	515,133	17,117	175,299	70,450	718,556
Redemption fees	—	408	—	169	—	467
Net decrease	(922,173)	$(9,455,606)	(162,643)	$(1,684,533)	(2,594,163)	$(26,999,878)

For the year ended June 30, 2013, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Asset Growth Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	66,560	$534,630	2,945	$22,675	36,183	$286,552
Shares repurchased	(1,362,915)	(10,428,839)	(318,005)	(2,430,109)	(82,178)	(598,008)
Dividends reinvested	42,346	322,676	3,654	27,879	3,325	25,302
Redemption fees	—	964	—	311	—	55
Net decrease	(1,254,009)	$(9,570,569)	(311,406)	$(2,379,244)	(42,670)	$(286,099)

UBS Dynamic Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,252,337	$84,313,524	1,850,422	$12,124,178	1,036,159	$7,216,312
Shares repurchased	(7,378,446)	(50,335,272)	(1,812,827)	(11,689,662)	(2,268,279)	(15,887,648)
Dividends reinvested	388,822	2,612,881	73,356	468,013	157,720	1,078,807
Redemption fees	—	6,332	—	1,680	—	1,727
Net increase (decrease)	5,262,713	$36,597,465	110,951	$904,209	(1,074,400)	$(7,590,802)

UBS Global Allocation Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	707,270	$6,981,695	179,907	$1,725,958	594,901	$5,923,397
Shares repurchased	(17,320,014)	(167,676,729)	(6,818,760)	(64,517,652)	(2,411,014)	(23,788,360)
Dividends reinvested	946,587	9,039,904	314,590	2,944,563	320,815	3,121,528
Redemption fees	—	3,759	—	1,906	—	1,192
Net decrease	(15,666,157)	$(151,651,371)	(6,324,263)	$(59,845,225)	(1,495,298)	$(14,742,243)

106

The UBS Funds

Notes to financial statements

UBS Multi-Asset Income Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,338,475	$24,211,553	785,673	$8,116,691	4,912	$50,000
Shares repurchased	(221,474)	(2,291,861)	(34,216)	(354,226)	—	—
Dividends reinvested	40,701	421,044	12,511	129,450	83,238	859,201
Redemption fees	—	3,540	—	1,287	—	4,528
Net increase	2,157,702	$22,344,276	763,968	$7,893,202	88,150	$913,729

10. Contribution from Advisor

During the year ended June 30, 2014, the Advisor reimbursed UBS Multi-Asset Income Fund for a trading error in the amount of $32,823.

107

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Asset Growth Fund (formerly UBS Global Frontier Fund), UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Multi-Asset Income Fund (four of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2014, and the related statements of operations for the year the ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Multi-Asset Income Fund at June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 28, 2014

108

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site http://www.sec.gov).

109

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 5 and 6, 2014 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund (formerly, UBS Global Frontier Fund), UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund (formerly, UBS International Equity Fund), UBS U.S. Defensive Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Fixed Income Opportunities Fund, UBS Core Plus Bond Fund and UBS Emerging Markets Debt Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 30, 2014, June 5, 2014 and June 6, 2014, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addi-

110

The UBS Funds

Board approval of investment advisory agreements (unaudited)

tion, the Board considered the presentations provided with respect to distribution strategies for the Funds. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Asset Growth Fund, UBS U.S. Large Cap Equity Fund, UBS Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Multi-Asset Income Fund, UBS Global Sustainable Equity Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS U.S. Defensive Equity Fund, UBS Fixed Income Opportunities Fund and UBS Emerging Markets Debt Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS Multi-Asset Income Fund, the Advisor discussed the factors that had affected the performance of the Fund over the past year. The Advisor noted that the UBS Multi-Asset Income Fund pursues a tactical income strategy to provide risk-managed income over the long-term. The Advisor noted that the Fund produced positive performance for the year and outperformed its benchmark index. The Advisor noted the Fund's relative underperformance compared to its Lipper peer group was due to the variety of different strategies of the funds included in the peer group. The Advisor noted that the UBS Multi-Asset Income Fund was designed for a conservative income investor that seeks a positive income stream through various market conditions. The Advisor stated that the Fund's performance results during the past year were consistent with the Fund's investment objective.

The Advisor then discussed the performance of the UBS Global Sustainable Equity Fund. The Advisor stated that the main reason for the Fund's underperformance relative to its peers was due to the transition in strategy during the past year from international equity to global sustainable equity. Due to the strong performance of the U.S. market over the past year, international strategies on average underperformed global strategies, which distorted this transitioning Fund's performance versus its global equity peers.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Equity Long-Short Multi-Strategy Fund during the one-year performance period. The Advisor noted that strategy changes had been implemented for the Fund in October 2012, and that additional investment sleeves had been added in 2013. The Advisor stated that since the transition to the new strategy, the Fund has experienced better risk-adjusted performance. The Advisor reported that it believed that the Fund's relative performance versus its peers would fare better in down markets.

In discussing the performance of the UBS U.S. Defensive Equity Fund for the one-year performance period, the Advisor explained that the Fund's defensive strategy was the primary reason for the Fund's underperformance as compared to its peer universe. The Advisor noted that the options overlay strategy for the Fund, which reduced the volatility profile of the Fund, detracted from the Fund's performance. The Advisor stated the options overlay strategy should benefit the Fund's relative performance when the U.S. equity market experiences a down turn.

111

The UBS Funds

Board approval of investment advisory agreements (unaudited)

The Advisor next addressed the relative underperformance of the UBS Fixed Income Opportunities Fund with respect to the Fund's peers. The Fund produced a small positive return over the period; however, produced weaker peer relative rankings. Its weaker relative performance as compared to its peer universe was largely attributable to the composition of the Fund's current absolute return peer group. The peer group contains a wide mix of funds that are managed to varying risk/return objectives and follow investment strategies that may not be similar to the Fund. This includes strategies with sizable allocation to equity markets, such as asset allocation funds, which benefited from equity exposure in a positive equity market.

With respect to the performance of the UBS Emerging Markets Debt Fund, the Advisor noted that the Fund underperformed relative to its peer universe. The Advisor explained that the Fund's relative underperformance as compared to its peers was due primarily to the Fund's investments in longer duration Brazil debt and its overweight to local currencies as compared to its peers. The Advisor explained that U.S. dollar-denominated debt generally outperformed local currency debt during the period and noted that any fund that allocated more heavily to local markets would reflect lower performance rankings.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund Fees and Expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS Global Allocation Fund, UBS Asset Growth Fund, UBS Multi-Asset Income Fund and UBS U.S. Small Cap Growth Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group, except for UBS Global Allocation Fund and UBS Emerging Markets Debt Fund.

The Board first discussed the management fee and expenses of the UBS Global Allocation Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS Global Allocation Fund were each slightly higher than the fees and expenses of several of the funds in its Lipper expense group. The Advisor noted that changes to the funds in the peer group and a reduction in the UBS Global Allocation Fund's assets caused the Fund's relative lower rankings. The Board, however, noted that the Fund's management fee and expenses were each reasonable considering that neither the management fee nor the Fund's total expenses were significantly higher than the respective Lipper expense group medians. The Board will continue to monitor the Fund's peers and expenses.

The Board then discussed the management fee of the UBS Asset Growth Fund. It was noted that the UBS Asset Growth Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS Asset Growth Fund's contractual management fee was higher than the

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median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses were each at the median of the Fund's Lipper expense group.

The Board next considered that the management fee of the UBS Multi-Asset Income Fund was slightly higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the second quintile of the Lipper expense group. The Board also considered that the UBS Multi-Asset Income Fund's total expenses were lower than the median of the Fund's expense group.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the UBS U.S. Small Cap Growth Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Small Cap Growth Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee compared more favorably to its peers. The Board also noted that the total expenses of the UBS Small Cap Growth Fund were comparable to the other funds in its peer group.

The Board also reviewed the expenses of the UBS Emerging Markets Debt Fund and noted that the Fund's expenses were higher than the Fund's peers. The Board noted that the Fund's management fee on both a contractual and actual basis compared favorably to the management fee of its Lipper peers. The Advisor noted that the Fund's total expenses were higher than its peers primarily because the Fund was relatively newer and had less assets than many of the funds in its peer group. The Advisor also note that some of the UBS Emerging Markets Debt Fund's peers maintain only limited or no exposure to securities denominated in local market currencies, which have additional expenses that are not associated with holding U.S. dollar-denominated debt.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

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Board approval of investment advisory agreements (unaudited)

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Asset Growth Fund, UBS Equity Long-Short Multi-Strategy Fund, UBS Multi-Asset Income Fund, UBS Emerging Markets Debt Fund, and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 56 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (since 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2012 to 2012).

John J. Murphy; 70 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

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Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 61 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 78 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.
Edward M. Roob; 79 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

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Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 63 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem a not for profit healthcare organization and a director (since 2012) and a member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:

Shawn Lytle; 44*[2]	Trustee	Since 2011

Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.

			Mr. Lytle is a director or trustee of three investment companies (consisting of 31 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

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Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS Global AM—Americas region (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 50	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 48	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Michael J. Flook*; 49	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 56	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Nancy D. Osborn*; 48	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

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Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 30	Vice President	Since March 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 15 investment companies (consisting of 75 portfolios) for which UBS Global AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

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The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2014, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Fund	Dividends received deduction
UBS Asset Growth Fund	2.96%
UBS Global Allocation Fund	5.76
UBS Multi-Asset Income Fund	89.84

For the year ended June 30, 2014, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Fund	Direct US Treasury obligations
UBS Asset Growth Fund	2.46%
UBS Global Allocation Fund	5.88
UBS Multi-Asset Income Fund	3.61

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The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1196

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended June 30, 2014 and June 30, 2013, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $699,706 and $668,120, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2014 and June 30, 2013, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $67,300 and $67,300, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2013 and 2012 semiannual financial statements and (2) agreed upon procedures performed in connection with the review of Form N-1A.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2014 and June 30, 2013, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $79,873 and $85,700, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2014 and June 30, 2013, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)   To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the, independent auditors and the UBS Funds, as well as with the UBS Funds, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)   To pre-approve all non-audit services to be provided to the UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)   To pre-approve all non-audit services to be provided by the UBS Funds’ independent auditors to the UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with the UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to the UBS Funds when, without such pre-approval by the

Committee, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)   To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)   To consider whether the non-audit services provided by the UBS Funds’  independent auditor to the UBS Funds investment advisor or any advisor affiliate that provides on-going services to the UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2014 and June 30, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2014 and June 30, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2014 and June 30, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2014 and June 30, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2014 and June 30, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2014 and June 30, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended June 30, 2014, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of

E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended June 30, 2014 and June 30, 2013, the aggregate fees billed by E&Y of $325,513 and $326,125, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2014	2013
Covered Services	$147,173	$153,000
Non-Covered Services	$178,340	$173,125

(h)         The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

(c)                Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2014